UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                                 FORM N-CSRS

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES


                 Investment Company Act file number: 811-4984

                            AMERICAN BEACON FUNDS
              (Exact name of registrant as specified in charter)

                    4151 Amon Carter Boulevard, MD 2450
                          Fort Worth, Texas 76155
            (Address of principal executive offices)-(Zip code)

                        WILLIAM F. QUINN, PRESIDENT
                    4151 Amon Carter Boulevard, MD 2450
                          Fort Worth, Texas 76155
                  (Name and address of agent for service)

      Registrant's telephone number, including area code: (817) 967-3509

                  Date of fiscal year end: October 31, 2005

                  Date of reporting period: April 30, 2005


ITEM 1. REPORTS TO STOCKHOLDERS.

G U I D A N C E     |      V I S I O N      |      E X P E R I E N C E



[AMERICAN BEACON FUNDS LOGO]


SEMI-ANNUAL REPORT

[PHOTO]


APRIL 30, 2005

INTERNATIONAL EQUITY FUND




Formerly known as the
American AAdvantage Funds

About American Beacon Advisors
--------------------------------

Since 1986, American Beacon
Advisors has offered a variety
of products and investment
advisory services to numerous
institutional and retail
clients, including a variety of
mutual funds, corporate cash
management, and separate account
management.

Our clients include defined
benefit plans, defined
contribution plans, foundations,
endowments, corporations,
financial planners, and other
institutional investors. With
American Beacon Advisors, you
can put the experience of a
multi-billion dollar asset
management firm to work for your
company.


                                                Contents
                                                -----------------------------------------------
                                                President's Message...........               1
                                                Market and Performance
                                                   Overview...................               2
                                                Schedule of Investments.......               18
                                                Additional Information........Inside Back Cover

Any opinions herein, including forecasts, reflect our judgement as of the end of the reporting period and are subject to change. Each advisor's strategies and each Fund's portfolio composition will change depending on economic and market conditions. This report is not a complete analysis of market conditions and, therefore, should not be relied upon as investment advice. Although economic and market information has been compiled from reliable sources, American Beacon Advisors, Inc. makes no representation as to the completeness or accuracy of the statements contained herein.

American Beacon Funds                                             April 30, 2005

(BILL QUINN PICTURE)

                                                      FELLOW SHAREHOLDERS,

                                                      I am pleased to present
                                                      you with the Semi- Annual
                                                      Report for the American
                                                      Beacon International
                                                      Equity Fund (formerly
                                                      known as the American
                                                      AAdvantage International
                                                      Equity Fund) for the six
                                                      months ended April 30,
                                                      2005. During this time,
                                                      the Dow Jones Industrial
                                                      Average posted gains of
                                                      2.78%, the S&P 500 Index
                                                      increased by 3.28% and the
                                                      MSCI EAFE Index returned
                                                      8.71%.



                                                           The International
                                                      Equity Fund posted strong
performance as the Institutional Class outpaced the Lipper International Funds Index for the one-year, three-year, five-year and ten-year time periods as of April 30, 2005. The Fund produced returns of 7.86% for the six-month period and 16.50%, 11.59%, 4.71% and 9.49% for the one-year, three-year, five-year, and ten-year time periods, respectively.

     Please review the enclosed market overviews, portfolio listings and detailed financial data. As always, we welcome the opportunity to serve your financial needs. To obtain further details about the American Beacon Funds family or access your account information, please visit our web site at www.americanbeaconfunds.com. Thank you for your continued confidence in the American Beacon International Equity Fund.

                                            Sincerely,

                                            /s/ WILLIAM F. QUINN
                                            William F. Quinn
                                            President, American Beacon Funds

Performance shown is historical and may not be indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is as of date indicated and may differ from current performance. To obtain performance as of the most recent month end, please visit www.americanbeaconfunds.com or call 1-800-967-9009.

INTERNATIONAL EQUITY MARKET OVERVIEW

--------------------------------------------------------------------------------

Global equities rallied sharply in November, following the U.S. presidential election, as uncertainty over the election's outcome, and whether that outcome would be immediately clear, was removed. Declining oil prices and better-than-expected economic reports, regarding both employment and retail sales in the United States, added to the bullish sentiment. Equities were relatively unaffected by the volatility in the currency markets, as the ongoing weakness in the U.S. dollar accelerated and many world currencies reached multi-year highs, versus the dollar. The rally was broad-based with all sectors participating, although the materials sector outperformed amid rebounding commodity prices, and health care continued to lag. On a regional basis, the rally was also broad-based with every country in the MSCI World Index rising, in local currency terms, and Europe outperformed. International stocks ended 2004 with their best quarterly performance of the year as oil prices crested, easing concerns that higher energy costs would restrain earnings and economic growth. The rally started right after the U.S. presidential election, as uncertainty over the election's outcome, as well as its definitiveness, was lifted. On a regional basis, markets in the 12-country euro region, helped by gains in their common currency, were among the MSCI EAFE Index's best performers for the quarter, led by Austria, France, and Germany. U.K. stocks trailed other euro regions due to declines in energy shares, as oil prices fell, and to losses experienced by drug makers after Merck & Co. recalled its Vioxx painkiller. Japanese stocks also lagged, as Japan's economy stalled and the yen reached a four-year high during the quarter. From a sector perspective, the rally was broad based, although health care and energy stocks lagged the broad market while technology and finance outperformed modestly.

International stocks declined modestly in January, which is somewhat surprising as it is typically a strong period for equities. Oil prices, which many believed to be last year's problem, rose again. From a sector perspective, the decline was somewhat mixed as industrials was the best performing sector and information technology continued to lag. Telecom services also performed poorly, even with the recent acceleration of merger activity in the sector. From a regional perspective, the decline was fairly consistent in the major regions.

International markets were strong during February, erasing much of the losses from January. Markets pulled back mid-month, as oil prices continued to rise and investors witnessed the outlook for inflation pick-up, before surging in the last few days of the month. However, business confidence in both Germany and Italy declined. Performing similarly, European, Australasia, and U.K. stock markets outperformed those in Japan. From a sector perspective, energy dramatically outperformed the market as the price of oil rose sharply in February. Materials was one of the best performing sectors.

International markets were up modestly for the first quarter 2005, in local currency terms. However, returns in U.S. dollars were depressed for unhedged investors due to a rebound in the dollar. In March, the U.S. Federal Reserve cited increasing inflation pressures and evidence of pricing power, which led investors to believe that more aggressive monetary tightening might lie ahead. Economic news from Japan was disappointing, causing Japanese stocks to lag. Most other Asian markets lagged modestly while Europe outperformed. From a sector perspective, defensive stocks, such as consumer staples and utilities, held up while pharmaceutical stocks did not. Information technology and telecom services stocks also lagged, as they were the worst performing sectors during the quarter. Energy was the best performer as the price of oil rebounded, ending the quarter slightly off its 2004 peak.

International equity markets continued to fall in April, making it the third down month of the year. Signs of slowing economic growth were reinforced when, late in the month, the U.S. Commerce Department announced that GDP, in the first quarter of 2005, was below expectations and the slowest pace in two years. More evidence of a global slowdown came from Japan, as consumer confidence was below expectations. Global large cap stocks outperformed both mid and small caps, reversing a trend that has been in place for an extended period. Merger activity remained robust, particularly in the U.S. energy sector, as ChevronTexaco and Valero Energy announced plans to acquire Unocal and Premcor, respectively. From a sector perspective, defensive sectors such as consumer staples, health care, and utilities all outperformed during the month as the broader market declined. Materials and industrials lagged due to concerns over a slowing economy. Consumer discretionary also lagged during the month. Regionally, most Asian countries posted positive returns except Japan, while most European countries lagged.

PERFORMANCE OVERVIEW
AMERICAN BEACON INTERNATIONAL EQUITY FUND(SM)
April 30, 2005 (Unaudited)
--------------------------------------------------------------------------------

     The Institutional Class of the International Equity Fund returned 7.86% for the six months ended April 30, 2005. The Fund underperformed the MSCI EAFE Index ("Index") return of 8.71% and the Lipper International Funds Index return of 8.01%.

                                    ANNUALIZED TOTAL RETURNS
                             --------------------------------------
                                     PERIODS ENDED 4/30/05
                             --------------------------------------
                             6 MONTHS   1 YEAR   5 YEARS   10 YEARS
                             --------   ------   -------   --------
Institutional Class(1).....   7.86%     16.50%     4.71%    9.49%
PlanAhead Class(1).........   7.72%     16.23%     4.53%    9.22%
Service Class(1,2).........   7.62%     15.94%     4.41%    9.16%
AMR Class(1)...............   8.06%     16.87%     4.98%    9.77%
Lipper Int'l. Funds
 Index.....................   8.01%     13.43%    -0.24%    6.80%
MSCI EAFE Index............   8.71%     14.95%    -0.55%    4.77%

The MSCI EAFE Index is a market capitalization weighted index of international stock performance composed of equities from developed markets excluding the U.S. and Canada.

1. Performance shown is historical and may not be indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is as of date indicated and may differ from current performance. To obtain performance as of the most recent month end, please visit www.americanbeaconfunds.com or call 1-800-967-9009. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares.

2. Fund performance for the five-year and ten-year periods represents the total returns achieved by the PlanAhead Class from 4/30/95 up to 5/1/03, the inception date of the Service Class, and the returns of the Service Class since its inception. Expenses of the Service Class are higher than those of the PlanAhead Class. As a result, total returns shown may be higher than they would have been had the Service Class been in existence since 4/30/95.

     The Fund underperformed the Index over the past six months primarily due to timing differences in currency pricing between the Fund (4 p.m. Eastern time) and the Index (4 p.m. London time), Fund expenses and unfavorable country allocation. Country allocation detracted value as the Fund had a nearly 4% underweighting in Australia versus the Index and the Australian market gained 13.8% during the period. Additionally, the Fund had a nearly 2% overweighting to Ireland and the Irish market was the worst performing, and only, EAFE market with a negative return (-0.5%) for the period.

     Stock selection was positive in the United Kingdom and France, but was largely offset by negative selection in Japan and Singapore. In the U.K., significant positions in GlaxoSmithKline, British American Tobacco, BHP Billiton and Cadbury Schweppes added value as each gained over 20% for the period. In France, the Fund's largest holding during the period, Sanofi-Synthelabo, also gained over 20% for the six month time period. Konica Minolta, which dropped approximately 27%, was the biggest disappointment in Japan, while Creative Technology (down approximately 20%) contributed to the weak stock selections in Singapore during the period.

     Although economic and market conditions vary from period to period, the Fund's primary strategy remains consistent as it focuses on investing in undervalued companies with above-average earnings growth expectations.

     Investing in foreign equities entails additional risk not associated with domestic equities, such as currency fluctuations, economic and political instability and differences in accounting standards.

PERFORMANCE OVERVIEW
AMERICAN BEACON INTERNATIONAL EQUITY FUND(SM) -- CONTINUED
April 30, 2005 (Unaudited)
--------------------------------------------------------------------------------

TOP TEN HOLDINGS

                                                     % OF
                                                  NET ASSETS
                                                  ----------
Sanofi-Synthelabo                                    2.4%
GlaxoSmithKline plc                                  2.2%
Royal Bank of Scotland Group plc                     1.9%
Total S.A.                                           1.9%
Koninklijke (Royal) Philips Electronics N.V.         1.7%
Unilever plc                                         1.5%
Diageo plc                                           1.5%
Royal Dutch Petroleum Company                        1.3%
BAE Systems plc                                      1.3%
Nestle SA                                            1.3%

SECTOR ALLOCATION

                                                      % OF
                                                    EQUITIES
                                                    --------
Financials                                           24.6%
Consumer Discretionary                               13.3%
Industrials                                          12.0%
Health Care                                           9.3%
Consumer Staples                                      8.9%
Telecommunication Services                            8.6%
Energy                                                8.1%
Materials                                             6.8%
Information Technology                                4.5%
Utilities                                             3.9%

REGIONAL ALLOCATION*

                                  (PIE CHART)

       EUROPE          PACIFIC RIM   NORTH AMERICA   CENTRAL AMERICA
---------------------  -----------   -------------   ---------------
75.4%                     22.7%          1.7%             0.2%

*   Allocation based upon gross investments in American
Beacon Master Trust International Equity Portfolio.

FUND EXPENSE EXAMPLE

     As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as redemption fees, and (2) ongoing costs, including management fees, administrative service fees, distribution (12b-1) fees, and other Fund expenses. The examples below are intended to help you understand the ongoing cost (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

     The examples are based on an investment of $1,000 invested at the beginning of the period in each Class and held for the entire period from November 1, 2004 through April 30, 2005.

ACTUAL EXPENSES

     The "Actual" lines of the table provide information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. Shareholders of the PlanAhead and Institutional Classes that invest in the Fund through an IRA may be subject to a custodial IRA fee of $12 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $12 higher.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

     The "Hypothetical" lines of the table provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed 5% per year rate of return before expenses (not the Fund's actual return). You may compare the ongoing costs of investing in the Fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. Shareholders of the PlanAhead and Institutional Classes that invest in the Fund through an IRA

PERFORMANCE OVERVIEW
AMERICAN BEACON INTERNATIONAL EQUITY FUND(SM) -- CONTINUED
April 30, 2005 (Unaudited)
--------------------------------------------------------------------------------

may be subject to a custodial IRA fee of $12 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $12 higher.

     You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs charged by the Fund, such as redemption fees. Similarly, the expense examples for other funds do not reflect any transaction costs charged by those funds, such as sales charges (loads), redemption fees or exchange fees. Therefore, the "Hypothetical" lines of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. If you were subject to any transaction costs during the period, your costs would have been higher.

                           BEGINNING    ENDING      EXPENSES PAID
                            ACCOUNT     ACCOUNT    DURING PERIOD*
                             VALUE       VALUE        11/1/04-
                            11/1/04     4/30/05        4/30/05
                           ---------   ---------   ---------------
INSTITUTIONAL CLASS
Actual                     $1,000.00   $1,078.62        $3.66
Hypothetical               $1,000.00   $1,021.27        $3.56
  (5% return before expenses)
PLANAHEAD CLASS
Actual                     $1,000.00   $1,077.25        $4.96
Hypothetical               $1,000.00   $1,020.02        $4.82
  (5% return before expenses)
SERVICE CLASS
Actual                     $1,000.00   $1,076.17        $6.34
Hypothetical               $1,000.00   $1,018.69        $6.16
  (5% return before expenses)
AMR CLASS
Actual                     $1,000.00   $1,080.62        $2.30
Hypothetical               $1,000.00   $1,022.58        $2.24
  (5% return before expenses)

* Expense amounts are inclusive of the Fund's proportionate share of expenses of the American Beacon Master Trust International Equity Portfolio. Expenses are equal to the Fund's annualized expense ratios for the six-month period of 0.71%, 0.96%, 1.23%, 0.45%, for the Institutional, PlanAhead, Service, and AMR Classes, respectively, multiplied by the average account value over the period, multiplied by the number derived by dividing the number of days in the most recent fiscal half-year (181) by days in the year (365) to reflect the half-year period.

AMERICAN BEACON INTERNATIONAL EQUITY FUND
STATEMENT OF ASSETS AND LIABILITIES
April 30, 2005 (Unaudited) (in thousands)
--------------------------------------------------------------------------------

ASSETS:
    Investments in Portfolio, at value......................  $ 2,148,472
    Receivable for fund shares sold.........................        4,463
                                                              -----------
        TOTAL ASSETS........................................    2,152,935
                                                              -----------
LIABILITIES:
    Payable for fund shares redeemed........................        4,225
    Administrative service and service fees payable.........          324
    Other liabilities.......................................          266
                                                              -----------
        TOTAL LIABILITIES...................................        4,815
                                                              -----------
NET ASSETS..................................................  $ 2,148,120
                                                              ===========
ANALYSIS OF NET ASSETS:
    Paid-in-capital.........................................    1,766,276
    Undistributed net investment income.....................       16,829
    Accumulated net realized gain (loss)....................       52,316
    Unrealized appreciation (depreciation) of investments,
     futures contracts and foreign currency.................      312,699
                                                              -----------
NET ASSETS..................................................  $ 2,148,120
                                                              ===========
Shares outstanding (no par value):
    Institutional Class.....................................   57,792,728
                                                              ===========
    PlanAhead Class.........................................   23,980,691
                                                              ===========
    Service Class...........................................      124,374
                                                              ===========
    AMR Class...............................................   27,298,732
                                                              ===========
Net asset value, offering and redemption price per share:
    Institutional Class.....................................  $     19.68
                                                              ===========
    PlanAhead Class.........................................  $     19.52
                                                              ===========
    Service Class...........................................  $     19.38
                                                              ===========
    AMR Class...............................................  $     19.79
                                                              ===========

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN BEACON INTERNATIONAL EQUITY FUND
STATEMENT OF OPERATIONS
Six Months Ended April 30, 2005 (Unaudited) (in thousands)
--------------------------------------------------------------------------------

INVESTMENT INCOME:
    Investment income allocated from the Portfolio..........  $ 29,188
    Expenses allocated from the Portfolio...................    (4,246)
                                                              --------
        TOTAL INVESTMENT INCOME.............................    24,942
                                                              --------
EXPENSES:
    Administrative service fees (Note 2):
      Institutional Class...................................     1,402
      PlanAhead Class.......................................       494
      Service Class.........................................         2
    Transfer agent fees:
      Institutional Class...................................       104
      PlanAhead Class.......................................        42
      AMR Class.............................................         8
    Professional fees.......................................        26
    Registration fees and expenses..........................        79
    Service fees -- PlanAhead Class (Note 2)................       494
    Service fees -- Service Class (Note 2)..................         2
    Distribution fees -- Service Class (Note 2).............         2
    Prospectus and shareholder reports......................       229
    Other expenses..........................................         7
                                                              --------
        TOTAL EXPENSES......................................     2,891
                                                              --------
NET INVESTMENT INCOME.......................................    22,051
                                                              --------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
    Net increase from payments by affiliates................       369
    Net realized gain allocated from the Portfolio..........   111,040
    Change in net unrealized gain allocated from the
     Portfolio..............................................     5,291
                                                              --------
        NET GAIN (LOSS) ON INVESTMENTS......................   116,700
                                                              --------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........  $138,751
                                                              ========
    * Foreign taxes.........................................  $  4,609

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN BEACON INTERNATIONAL EQUITY FUND
STATEMENT OF CHANGES IN NET ASSETS (IN THOUSANDS)
--------------------------------------------------------------------------------

                                                                SIX MONTHS      YEAR ENDED
                                                                  ENDED         OCTOBER 31,
                                                              APRIL 30, 2005       2004
                                                              --------------    -----------
                                                               (UNAUDITED)
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
    Net investment income...................................    $   22,051      $   25,715
    Net realized gain (loss) on investments, futures
     contracts, and foreign currency transactions...........       111,409**       111,748
    Change in unrealized gain allocated from the
     Portfolio..............................................         5,291         153,263
                                                                ----------      ----------
        NET INCREASE IN NET ASSETS RESULTING FROM
        OPERATIONS..........................................       138,751         290,726
                                                                ----------      ----------
DISTRIBUTIONS TO SHAREHOLDERS:
    Net investment income:
      Institutional Class...................................       (13,529)        (19,224)
      PlanAhead Class.......................................        (4,004)         (4,201)
      Service Class.........................................           (22)             --
      AMR Class.............................................        (7,644)         (9,135)
                                                                ----------      ----------
        NET DISTRIBUTIONS TO SHAREHOLDERS...................       (25,199)        (32,560)
                                                                ----------      ----------
CAPITAL SHARE TRANSACTIONS:
    Proceeds from sales of shares...........................       447,101         670,346
    Reinvestment of dividends and distributions.............        22,373          28,865
    Cost of shares redeemed.................................      (235,606)       (379,293)
    Redemption fees.........................................            35              21
                                                                ----------      ----------
        NET INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL
        SHARE TRANSACTIONS..................................       233,903         319,939
                                                                ----------      ----------
NET INCREASE (DECREASE) IN NET ASSETS.......................       347,455         578,105
                                                                ----------      ----------
NET ASSETS:
    Beginning of period.....................................     1,800,665       1,222,560
                                                                ----------      ----------
    END OF PERIOD*..........................................    $2,148,120      $1,800,665
                                                                ==========      ==========
    *  Includes undistributed net investment income (loss)
     of.....................................................    $   16,829      $   10,007
                                                                ==========      ==========
    ** Includes $369 payment by affiliate.

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN BEACON INTERNATIONAL EQUITY FUND
NOTES TO FINANCIAL STATEMENTS
April 30, 2005 (Unaudited)
--------------------------------------------------------------------------------

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

     American Beacon Funds (the "Trust"), formerly known as the American AAdvantage Funds, is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940 (the "Act"), as amended, as a no load, open-end management investment company. These financial statements and notes to the financial statements relate to the American Beacon International Equity Fund, a series of the Trust.

     American Beacon Advisors, Inc. (the "Manager"), formerly known as AMR Investment Services, Inc., is a wholly-owned subsidiary of AMR Corporation, the parent company of American Airlines, Inc. ("American"), and was organized in 1986 to provide business management, advisory, administrative and asset management consulting services to the Trust and other investors.

     The American Beacon International Equity Fund (the "Fund") invests all of its investable assets in the International Equity Portfolio (the "Portfolio") of the American Beacon Master Trust, which has the same investment objectives as the Fund. The Portfolio is an open-end management investment company registered under the Act. The value of the investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio. At April 30, 2005 the Fund's investment was 95.9% of the Portfolio.

     The financial statements of the Portfolio, including Notes to Financial Statements, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements. The Notes to Financial Statements of the Portfolio include a discussion of investment valuation, security transactions and investment income, the management agreement and securities lending.

  Class Disclosure

     The Fund has multiple classes of shares designed to meet the needs of different groups of investors. The following table sets forth the differences amongst the classes:

CLASS:                                       OFFERED TO:                            SERVICE AND DISTRIBUTION FEES:
------                                       -----------                            ------------------------------
INSTITUTIONAL CLASS  Investors making an initial investment of $2 million         Administrative Service        0.25%
                                                                                  Fee --
PLANAHEAD CLASS      General public and investors investing through an            Administrative Service        0.25%
                     intermediary                                                 Fee --                        0.25%
                                                                                  Service Fee --
SERVICE CLASS        Investors investing through an intermediary                  Administrative Service        0.25%
                                                                                  Fee --                        0.25%
                                                                                  Service Fee --                0.25%
                                                                                  Distribution Fee --
AMR CLASS            Investors in the tax-exempt retirement and benefit plans of  N/A
                     AMR Corporation and its affiliates

     Investment income, net capital gains (losses) and all expenses incurred by the Fund are allocated based on the relative net assets of each class, except for service fees and certain other fees and expenses related solely to one class of shares.

  Security Valuation

     The Fund records its investment in the Portfolio at fair value. Valuation of securities by the Portfolio is discussed in Note 1 of the Portfolio's Notes to Financial Statements which are included elsewhere in this report.

--------------------------------------------------------------------------------

AMERICAN BEACON INTERNATIONAL EQUITY FUND
NOTES TO FINANCIAL STATEMENTS -- CONTINUED
April 30, 2005 (Unaudited)
--------------------------------------------------------------------------------

 Redemption Fees

     The Fund imposes a 2% redemption fee on certain Institutional, PlanAhead and Service Class shares held for less than 30 days. The fee is deducted from the redemption proceeds and is intended to offset the trading costs, market impact and other costs associated with short-term trading activity in the Fund. The "first-in, first-out" method is used to determine the holding period.

 Investment Income

     The Fund records its share of net investment income and realized and unrealized gain (loss) in the Portfolio each day. All net investment income and realized and unrealized gain (loss) of the Portfolio is allocated pro rata among the Fund and other investors in the Portfolio at the time of such determination.

  Dividends to Shareholders

     Dividends from net investment income of the Fund normally will be declared and paid annually. Distributions, if any, of net realized capital gains are generally paid annually and recorded on the ex-dividend date.

  Allocation of Income, Expenses, Gains and Losses

     Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

  Use of Estimates

     The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimated.

  Other

     Under the Trust's organizational documents, its officers and directors are indemnified against certain liability arising out of the performance of their duties to the Trust. In the normal course of business, the Trust enters into contracts that provide indemnification to the other party or parties against potential costs or liabilities. The Trust's maximum exposure under these arrangements is dependent on claims that may be made in the future and, therefore, cannot be estimated. The Trust has had no prior claims or losses pursuant to any such agreement.

2.   TRANSACTIONS WITH AFFILIATES

  Administrative Services Agreement

     The Manager and the Trust entered into an Administrative Services Agreement that obligates the Manager to provide or oversee administrative and management services to the Fund. As compensation for performing the duties required under the Administrative Services Agreement, the Manager

--------------------------------------------------------------------------------

AMERICAN BEACON INTERNATIONAL EQUITY FUND
NOTES TO FINANCIAL STATEMENTS -- CONTINUED
April 30, 2005 (Unaudited)
--------------------------------------------------------------------------------

receives an annualized fee of .25% of the average daily net assets of the Institutional, PlanAhead and Service Classes of the Fund.

  Distribution Plans

     The Trust, except for the Service Class of the Funds, has adopted a "defensive" Distribution Plan (the "Plan") in accordance with Rule 12b-1 under the Investment Company Act of 1940, pursuant to which no fees may be charged to the Funds for distribution purposes. However, the Plan authorizes the management fees received by the Manager and the investment advisors hired by the Manager to be used for distribution purposes. Under this Plan, the Trust does not intend to compensate the Manager or any other party, either directly or indirectly, for the distribution of Trust shares.

     A separate Distribution Plan (the "Distribution Plan") has been adopted pursuant to Rule 12b-1 under the Act for the Service Class of the Fund. Under the Distribution Plan, as compensation for distribution assistance, the Manager receives an annual fee of 0.25% of the average daily net assets of the Service Class. The fee will be payable without regard to whether the amount of the fee is more or less than the actual expenses incurred in a particular month by the Manager for distribution assistance.

  Service Plans

     The Manager and the Trust entered into Service Plans that obligate the Manager to oversee additional shareholder servicing of the PlanAhead and Service Classes. As compensation for performing the duties required under the Service Plans, the Manager receives 0.25% of the average daily net assets of the PlanAhead and Service Classes of the Fund.

  Other

     Certain officers or Trustees of the Trust are also current or former officers or employees of the Manager or American. The Trust makes no direct payments to its officers. Mr. Feld and the non-interested Trustees (other than Mr. O'Sullivan) and their spouses are provided free unlimited air transportation on American. Retired Trustees and their spouses are provided free air transportation on American, up to a maximum annual value of $40,000. The Trust compensates each Trustee with payments in an amount equal to the Trustee's income tax on the value of this free airline travel. Mr. O'Sullivan, as a retiree of American, already receives flight benefits. Mr. O'Sullivan receives an annual retainer of $40,000 plus $1,250 for each Board meeting attended. At April 30, 2005, AMR Corporation and subsidiary companies and Employee Benefit Trusts thereof owned 100% of AMR Class shares of the Fund.

     During the period ended April 30, 2005, a subadvisor voluntarily reimbursed the Portfolio for the loss associated with a rights offering that expired totaling $383,000. The shares that would have been acquired through a full exercise of the rights were subsequently purchased on the open market. The subadvisor reimbursed the Portfolio for the appreciation of the shares over the exercise price, transaction costs and foreign exchange costs incurred in making this purchase in the open market. This reimbursement is reflected in the gain/loss section of the Statement of Operations.

--------------------------------------------------------------------------------

AMERICAN BEACON INTERNATIONAL EQUITY FUND
NOTES TO FINANCIAL STATEMENTS -- CONTINUED
April 30, 2005 (Unaudited)
--------------------------------------------------------------------------------

  Interfund Lending Program

     Pursuant to an exemptive order by the SEC, the Fund, along with other registered investment companies having management contracts with the Manager, may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from, or lend money to, other participating Funds. At April 30, 2005, the Fund had not utilized the credit facility.

3.   FEDERAL INCOME AND EXCISE TAXES

     It is the policy of the Fund to comply with the requirements of Subchapter M of the Internal Revenue Code and to distribute substantially all net investment income as well as any net realized capital gains on the sale of investments. Therefore, no federal income or excise tax provision is required.

     Dividends are determined in accordance with income tax regulations which may treat certain transactions differently than U.S. generally accepted accounting principles. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements.

     The tax character of distributions during the six months ended April 30, 2005 and the fiscal year ended October 31, 2004 were as follows (in thousands):

                                                                SIX MONTHS
                                                                  ENDED              YEAR ENDED
                                                              APRIL 30, 2005      OCTOBER 31, 2004
                                                              --------------      ----------------
                                                               (UNAUDITED)
DISTRIBUTIONS PAID FROM:
ORDINARY INCOME
    Institutional Class.....................................     $13,529              $19,224
    PlanAhead Class.........................................       4,004                4,201
    Service Class...........................................          22                   --
    AMR Class...............................................       7,644                9,135
LONG-TERM CAPITAL GAIN
    Institutional Class.....................................          --                   --
    PlanAhead Class.........................................          --                   --
    Service Class...........................................          --                   --
    AMR Class...............................................          --                   --
                                                                 -------              -------
        TOTAL DISTRIBUTIONS PAID............................     $25,199              $32,560
                                                                 -------              -------

--------------------------------------------------------------------------------

AMERICAN BEACON INTERNATIONAL EQUITY FUND
NOTES TO FINANCIAL STATEMENTS -- CONTINUED
April 30, 2005 (Unaudited)
--------------------------------------------------------------------------------

     As of April 30, 2005, the components of distributable earnings were as follows (in thousands):

Cost basis of investments for federal income tax purposes...   $2,377,001

Unrealized appreciation.....................................      340,042
Unrealized depreciation.....................................      (35,365)
                                                               ----------
Net unrealized appreciation/(depreciation)..................      304,677
Undistributed ordinary income...............................       18,742
Undistributed long-term gain/(loss).........................       64,889
                                                               ----------
Distributable earnings......................................   $  388,308
                                                               ==========

     Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. The temporary differences between financial reporting and tax-basis reporting of unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses from wash sales, the realization for tax purposes of unrealized gains/(losses) on certain derivative instruments, book amortization for premiums, and the realization for tax purposes of unrealized gains/(losses) on investments in passive foreign investment companies.

     Due to inherent differences in the recognition of income, expenses and realized gains/losses under U.S. generally accepted accounting principles and federal income tax purposes, permanent differences between book and tax reporting have been identified and appropriately reclassified on the Statement of Assets and Liabilities.

     Accordingly, the following amounts represent current year permanent differences that have been reclassified as of October 31, 2004 (in thousands):

Paid-in-capital.............................................  $   525
Undistributed net investment income.........................    9,180
Accumulated net realized gain (loss)........................   (9,705)
Unrealized appreciation (depreciation) of investments,
  futures contracts and foreign currency....................       --

     The Fund intends to retain realized gains to the extent of available capital loss carryforwards for federal income tax purposes. During the six months ended April 30, 2005, the fund utilized $33,901,000 of capital loss carryforwards.

--------------------------------------------------------------------------------

AMERICAN BEACON INTERNATIONAL EQUITY FUND
NOTES TO FINANCIAL STATEMENTS -- CONTINUED
April 30, 2005 (Unaudited)
--------------------------------------------------------------------------------

4.   CAPITAL SHARE TRANSACTIONS

     The tables below summarize the activity in capital shares for each Class of the Fund (in thousands):

Six Months Ended April 30, 2005

                               INSTITUTIONAL CLASS     PLANAHEAD CLASS       SERVICE CLASS         AMR CLASS
                               -------------------    ------------------    ----------------   ------------------
                               SHARES     AMOUNT      SHARES     AMOUNT     SHARES    AMOUNT   SHARES     AMOUNT
                               ------    ---------    ------    --------    ------    ------   -------   --------
Shares sold................     7,407    $ 148,251     9,199    $183,763       107    $2,135     5,639   $112,952
Reinvestment of dividends..       543       10,788       199       3,920         1        22       383      7,643
Shares redeemed*...........    (5,895)    (117,681)   (2,373)    (47,302)      (24)     (480)   (3,487)   (70,108)
                               ------    ---------    ------    --------    ------    ------   -------   --------
Net increase in shares
  outstanding..............     2,055    $  41,358     7,025    $140,381        84    $1,677     2,535   $ 50,487
                               ======    =========    ======    ========    ======    ======   =======   ========

* Net of Redemption Fees

Year Ended October 31, 2004

                            INSTITUTIONAL CLASS      PLANAHEAD CLASS       SERVICE CLASS          AMR CLASS
                            -------------------    -------------------    ----------------   -------------------
                            SHARES     AMOUNT      SHARES     AMOUNT      SHARES    AMOUNT   SHARES     AMOUNT
                            ------    ---------    ------    ---------    ------    ------   -------   ---------
Shares sold.............    15,750    $ 270,812    12,974    $ 218,345        43    $  744    10,345   $ 180,445
Reinvestment of
  dividends.............       975       15,613       258        4,117        --        --       568       9,135
Shares redeemed*........    (7,712)    (131,052)   (7,839)    (128,653)       (3)      (54)   (6,917)   (119,513)
                            ------    ---------    ------    ---------    ------    ------   -------   ---------
Net increase in shares
  outstanding...........     9,013    $ 155,373     5,393    $  93,809        40    $  690     3,996   $  70,067
                            ======    =========    ======    =========    ======    ======   =======   =========

* Net of Redemption Fees

--------------------------------------------------------------------------------

                      (This page intentionally left blank)

AMERICAN BEACON INTERNATIONAL EQUITY FUND
FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)
--------------------------------------------------------------------------------

                                                                                 INSTITUTIONAL CLASS
                                                     ----------------------------------------------------------------------------
                                                       SIX MONTHS
                                                         ENDED                           YEAR ENDED OCTOBER 31,
                                                       APRIL 30,       ----------------------------------------------------------
                                                          2005          2004(B)      2003(F)       2002      2001(E)       2000
                                                     --------------    ----------    --------    --------    --------    --------
                                                      (UNAUDITED)
Net asset value, beginning of period...............    $    18.47      $    15.46    $  12.10    $  13.77    $  17.95    $  19.36
                                                       ----------      ----------    --------    --------    --------    --------
Income from investment operations:
Net investment income(A D).........................          0.21            0.30        0.25        0.21        0.24        0.36
  Net gains (losses) on securities (both realized
    and unrealized)(D).............................          1.24            3.12        3.47       (1.62)      (2.96)       0.18
                                                       ----------      ----------    --------    --------    --------    --------
Total income (loss) from investment operations.....          1.45            3.42        3.72       (1.41)      (2.72)       0.54
                                                       ----------      ----------    --------    --------    --------    --------
Less distributions:
  Dividends from net investment income.............         (0.24)          (0.41)      (0.36)      (0.26)      (0.22)      (0.31)
  Distributions from net realized gains on
    securities.....................................            --              --          --          --       (1.24)      (1.64)
                                                       ----------      ----------    --------    --------    --------    --------
Total distributions................................         (0.24)          (0.41)      (0.36)      (0.26)      (1.46)      (1.95)
                                                       ----------      ----------    --------    --------    --------    --------
Redemption fees added to beneficial interest.......            --(I)           --(I)       --(I)       --          --          --
                                                       ----------      ----------    --------    --------    --------    --------
Net asset value, end of period.....................    $    19.68      $    18.47    $  15.46    $  12.10    $  13.77    $  17.95
                                                       ==========      ==========    ========    ========    ========    ========
Total return.......................................         7.86%(G)       22.49%      31.61%      (10.51)%    (16.54)%     2.36%
                                                       ==========      ==========    ========    ========    ========    ========
Ratios and supplemental data:
  Net assets, end of period (in thousands).........    $1,137,456      $1,029,272    $722,333    $537,476    $519,151    $587,869
  Ratios to average net assets (annualized):
    Expenses(D)....................................         0.71%           0.76%       0.79%       0.75%       0.78%       0.72%
    Net investment income(D).......................         2.08%           1.69%       1.97%       1.56%       1.54%       1.64%
    Decrease reflected in above expense ratio due
     to absorption of expenses by the Manager(D)...            --              --          --          --          --          --
  Portfolio turnover rate(C).......................           18%(G)          36%         44%         43%         36%         45%

---------------

(A) Class expenses per share were subtracted from net investment income per share for the Fund before class expenses to determine net investment income per share.

(B) The Boston Company was added as an investment advisor to the International Equity Fund on September 27, 2004.

(C) The International Equity Fund invests all of its investable assets in its corresponding Portfolio. Portfolio turnover rate is that of the Portfolio.

(D) The per share amounts and ratios reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of the American Beacon Master Trust International Equity Portfolio.

(E) Causeway Capital Management, LLC replaced Merrill Lynch Investment Managers, L.P. as investment advisor to the International Equity Fund on August 31, 2001.

(F) Independence Investment LLC was removed as an investment advisor to the International Equity Fund on October 24, 2003.

(G)  Not annualized

(H) Portfolio turnover rate is for the period November 1, 2002 through October 31, 2003.

(I)  Amounts represent less than $0.01 per share.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                          PLANAHEAD CLASS                                           SERVICE CLASS                 AMR CLASS
--------------------------------------------------------------------   ---------------------------------------   -----------
    SIX MONTHS                                                         SIX MONTHS                                SIX MONTHS
       ENDED                    YEAR ENDED OCTOBER 31,                    ENDED      YEAR ENDED     MAY 1 TO        ENDED
     APRIL 30,    --------------------------------------------------    APRIL 31,    OCTOBER 31,   OCTOBER 31,    APRIL 31,
       2005       2004(B)    2003(F)     2002     2001(E)     2000        2005         2004(B)       2003(F)        2005
    -----------   --------   --------   -------   --------   -------   -----------   -----------   -----------   -----------
    (UNAUDITED)                                                        (UNAUDITED)                               (UNAUDITED)
     $  18.31     $  15.34   $  11.95   $ 13.58   $  17.72   $ 19.13     $18.24       $   15.31    $    12.18     $  18.58
     --------     --------   --------   -------   --------   -------     ------       ---------    ----------     --------
         0.19         0.26       0.22      0.15       0.19      0.31       0.20            0.30          0.09         0.24
         1.24         3.08       3.46     (1.56)     (2.92)     0.18       1.20            2.99          3.04         1.26
     --------     --------   --------   -------   --------   -------     ------       ---------    ----------     --------
         1.43         3.34       3.68     (1.41)     (2.73)     0.49       1.40            3.29          3.13         1.50
     --------     --------   --------   -------   --------   -------     ------       ---------    ----------     --------
        (0.22)       (0.37)     (0.29)    (0.22)     (0.17)    (0.26)     (0.26)          (0.36)           --        (0.29)
           --           --         --        --      (1.24)    (1.64)        --              --            --           --
     --------     --------   --------   -------   --------   -------     ------       ---------    ----------     --------
        (0.22)       (0.37)     (0.29)    (0.22)     (1.41)    (1.90)     (0.26)          (0.36)           --        (0.29)
     --------     --------   --------   -------   --------   -------     ------       ---------    ----------     --------
           --(I)        --(I)       --(I)      --       --        --         --(I)           --(I)         --(I)        --(I)
     --------     --------   --------   -------   --------   -------     ------       ---------    ----------     --------
     $  19.52     $  18.31   $  15.34   $ 11.95   $  13.58   $ 17.72     $19.38       $   18.24    $    15.31     $  19.79
     ========     ========   ========   =======   ========   =======     ======       =========    ==========     ========
        7.72%(G)    22.16%     31.62%    (10.57)%   (16.79)%   2.08%      7.62%(G)       21.88%        25.70%(G)     8.06%(G)
     ========     ========   ========   =======   ========   =======     ======       =========    ==========     ========
     $468,135     $310,540   $177,425   $99,636   $113,948   $85,680     $2,410       $     739    $        1     $540,119
        0.96%        1.02%      1.10%     1.04%      1.10%     1.01%      1.23%           1.27%         1.50%        0.45%
        1.96%        1.46%      1.68%     1.35%      1.22%     1.43%      1.74%           0.81%         1.33%        2.35%
           --           --         --        --         --        --         --           4.99%     1,137.58%           --
          18%(G)       36%        44%       43%        36%       45%        18%(G)          36%           44%(H)       18%(G)

                          AMR CLASS
---  ----------------------------------------------------

                    YEAR ENDED OCTOBER 31,
     ----------------------------------------------------
     2004(B)    2003(F)      2002     2001(E)      2000
     --------   --------   --------   --------   --------

     $  15.54   $  12.18   $  13.86   $  18.07   $  19.46
     --------   --------   --------   --------   --------
         0.34       0.29       0.24       0.28       0.41
         3.14       3.46      (1.62)     (2.98)      0.20
     --------   --------   --------   --------   --------
         3.48       3.75      (1.38)     (2.70)      0.61
     --------   --------   --------   --------   --------
        (0.44)     (0.39)     (0.30)     (0.27)     (0.36)
           --         --         --      (1.24)     (1.64)
     --------   --------   --------   --------   --------
        (0.44)     (0.39)     (0.30)     (1.51)     (2.00)
     --------   --------   --------   --------   --------
           --(I)       --(I)       --       --         --
     --------   --------   --------   --------   --------
     $  18.58   $  15.54   $  12.18   $  13.86   $  18.07
     ========   ========   ========   ========   ========
       22.84%     31.77%     (10.26)%   (16.35)%    2.69%
     ========   ========   ========   ========   ========
     $460,114   $322,801   $264,579   $301,762   $428,329
        0.49%      0.52%      0.49%      0.52%      0.46%
        1.97%      2.22%      1.81%      1.78%      1.92%
           --         --         --         --         --
          36%        44%        43%        36%        45%

--------------------------------------------------------------------------------

AMERICAN BEACON MASTER TRUST INTERNATIONAL EQUITY PORTFOLIO
SCHEDULE OF INVESTMENTS
April 30, 2005 (Unaudited)
--------------------------------------------------------------------------------

                                  SHARES        VALUE
                               ------------   ----------
                                (DOLLARS IN THOUSANDS)
STOCKS - 94.33%
AUSTRALIA - 1.54%
AUSTRALIA PREFERRED STOCK - 0.16%
AMP Limited..................       697,790   $    3,691
                                              ----------
    TOTAL AUSTRALIA PREFERRED
      STOCK..................                      3,691
                                              ----------
AUSTRALIA COMMON STOCK - 1.38%
Alumina Limited..............       983,760        4,420
Commonwealth Bank of
  Australia..................       216,840        6,174
Macquarie Airports Management
  Limited+...................     2,137,138        5,622
Macquarie Infrastructure
  Group+.....................     1,293,774        3,688
National Australia Bank......       356,430        8,140
The News Corporation
  Limited....................       189,580        2,897
                                              ----------
    TOTAL AUSTRALIA COMMON
      STOCK..................                     30,941
                                              ----------
    TOTAL AUSTRALIA..........                     34,632
                                              ----------
CANADA COMMON STOCK - 1.61%
Alcan, Incorporated..........       138,171        4,480
BCE, Incorporated............       318,360        7,641
Celestica, Incorporated+.....       757,200        8,756
Husky Energy,
  Incorporated(+)............       141,880        4,132
Manulife Financial
  Corporation................       241,365       11,062
                                              ----------
    TOTAL CANADA COMMON
      STOCK..................                     36,071
                                              ----------
DENMARK COMMON STOCK - 0.08%
Vestas Wind Systems+(+)......       147,226        1,862
                                              ----------
    TOTAL DENMARK COMMON
      STOCK..................                      1,862
                                              ----------
FINLAND COMMON STOCK - 2.00%
KCI Konecranes Oyj(+)........       112,450        4,409
M-real Oyj...................       459,670        2,491
Nokia Oyj(+).................       891,700       14,250
Stora Enso Oyj...............       619,200        8,214
UPM-Kymmene Oyj..............       768,000       15,357
                                              ----------
    TOTAL FINLAND COMMON
      STOCK..................                     44,721
                                              ----------
FRANCE COMMON STOCK - 10.49%
Accor S.A.(+)................       109,880        5,022
AXA(+).......................       729,681       17,988
BNP Paribas S.A.(+)..........       279,678       18,429
Carrefour S.A.(+)............       347,797       16,903
Compagnie Generale des
  Etablissements
  Michelin(+)................       103,230        6,253

                                  SHARES        VALUE
                               ------------   ----------
                                (DOLLARS IN THOUSANDS)
Credit Agricole S.A.(+)......       368,654   $    9,545
France Telecom S.A.+.........       690,390       20,210
Lagardere S.C.A.(+)..........        84,200        6,089
Sanofi-Synthelabo(+).........       616,127       54,558
Schneider Electric S.A.(+)...       186,300       13,413
Suez S.A.(+).................       244,630        6,683
Total S.A.(+)................       191,940       42,596
Vinci S.A.(+)................       115,640       17,374
                                              ----------
    TOTAL FRANCE COMMON
      STOCK..................                    235,063
                                              ----------
GERMANY - 7.44%
GERMANY PREFERRED STOCK - 2.07%
Commerzbank AG(+)............       134,900        2,962
Depfa Bank plc...............       585,737        9,030
Deutsche Telekom+(+).........       747,000       13,960
Heidelberger Druck+(+).......       119,900        3,382
Karstadt Quelle AG+(+).......       570,934        5,511
Schering AG(+)...............       175,800       11,604
                                              ----------
    TOTAL GERMANY PREFERRED
      STOCK..................                     46,449
                                              ----------
GERMANY COMMON STOCK - 5.37%
BASF AG+(+)..................        83,920        5,432
Bayer AG(+)..................       157,500        5,168
Celesio AG(+)................       135,245       10,717
Deutsche Post AG.............     1,168,012       27,348
E.ON AG+(+)..................       269,380       22,706
Merck KGaA(+)................        44,840        3,433
Muenchener Rueckversicherung-
  Gesellschaft AG+(+)........        23,787        2,610
Porsche AG...................         8,068        5,222
Siemens AG...................       193,300       14,170
Volkswagen AG(+).............       563,960       23,484
                                              ----------
    TOTAL GERMANY COMMON
      STOCK..................                    120,290
                                              ----------
    TOTAL GERMANY............                    166,739
                                              ----------
HONG KONG COMMON STOCK - 1.96%
Cheung Kong Holdings
  Limited....................       761,000        7,198
China Netcom Group...........     3,622,000        4,889
Henderson Land Development
  Company Limited............     2,045,000        9,534
Hutchison Whampoa Limited....       207,000        1,857
PetroChina Company Limited...    20,252,000       12,025
Swire Pacific Limited+.......       995,500        8,365
                                              ----------
    TOTAL HONG KONG COMMON
      STOCK..................                     43,868
                                              ----------

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN BEACON MASTER TRUST INTERNATIONAL EQUITY PORTFOLIO
SCHEDULE OF INVESTMENTS -- CONTINUED
April 30, 2005 (Unaudited)
--------------------------------------------------------------------------------

                                  SHARES        VALUE
                               ------------   ----------
                                (DOLLARS IN THOUSANDS)
IRELAND COMMON STOCK - 1.83%
Allied Irish Banks plc.......       513,213   $   10,442
Bank of Ireland..............       999,300       15,087
CRH plc......................       616,495       15,342
                                              ----------
    TOTAL IRELAND COMMON
      STOCK..................                     40,871
                                              ----------
ITALY COMMON STOCK - 2.49%
Enel S.p.A. .................       796,460        7,559
Eni S.p.A.(+)................       864,747       21,718
Finmeccanica S.p.A.(+).......     7,173,200        6,664
Riunione Adriatica di Sicurta
  S.p.A.(+)..................       224,303        4,887
Telecom Italia S.p.A.(+).....     1,448,489        4,913
UniCredito Italiano
  S.p.A.(+)..................     1,789,100       10,039
                                              ----------
    TOTAL ITALY COMMON
      STOCK..................                     55,780
                                              ----------
JAPAN COMMON STOCK - 15.16%
Aiful Corporation............        48,250        3,590
Aiful Corporation,
  warrants...................        24,125        1,760
Acom Company Limited.........       145,520        9,334
Alps Electric Company
  Limited(+).................       390,700        6,108
Canon, Incorporated..........       188,300        9,778
DENSO Corporation............       105,500        2,485
East Japan Railway Company...         1,794        9,324
FANUC Limited................       143,000        8,417
Fujitsu Limited..............     1,693,000        9,241
Hitachi Limited+.............       713,000        4,163
Honda Motor Company
  Limited....................       245,700       11,729
Hoya Corporation.............        67,800        7,058
Japan Tobacco, Incorporated..            93        1,195
The Joyo Bank Limited........       229,000        1,141
Kao Corporation..............       264,000        6,053
KDDI Corporation+............         1,682        7,759
Komatsu Limited..............       581,000        4,086
Konica Corporation...........     1,230,840       11,839
Mabuchi Motor Company
  Limited....................        60,700        3,640
Minebea Company Limited......     1,549,000        6,136
Murata Manufacturing Company
  Limited....................       295,800       14,563
NEC Corporation..............       434,000        2,379
NEC Electronics Corporation..        78,400        3,516
Nintendo Company Limited.....        53,200        6,024
Nippon Express Company.......     1,504,500        7,271
Nippon Telegraph & Telephone
  Corporation+...............         1,294        5,376
Nomura Holdings,
  Incorporated...............     1,141,400       14,306
NTT DoCoMo, Incorporated.....         3,725        5,736

                                  SHARES        VALUE
                               ------------   ----------
                                (DOLLARS IN THOUSANDS)
Promise Company Limited......       197,050   $   12,708
ROHM Company Limited.........         6,000          564
Sekisui House Limited........       548,000        5,761
Seiko Epson Corporation......       143,200        4,952
Shinsei Bank, Limited........       984,000        5,324
Shin-Etsu Chemical Company
  Limited....................       371,000       13,654
Sompo Japan Insurance,
  Incorporated...............       628,000        6,060
Sony Corporation(+)..........       343,000       12,417
Sumitomo Chemical Company
  Limited....................     1,671,600        8,522
Sumitomo Trust and Banking
  Company Limited............       863,000        5,379
Takeda Chemical Industries
  Limited....................       448,800       21,799
Takefuji Corporation.........       345,100       21,669
Tokyo Gas Company
  Limited(+).................     2,408,000        9,631
Toyoda Gosei Company
  Limited(+).................       209,988        3,825
Toyota Motor Corporation.....       350,600       12,705
Yamanouchi Pharmaceutical
  Company Limited............       296,100       10,744
                                              ----------
    TOTAL JAPAN COMMON
      STOCK..................                    339,721
                                              ----------
MEXICO COMMON STOCK - 0.17%
Telefonos de Mexico, S.A. de
  C.V., ADR..................       111,700        3,787
                                              ----------
    TOTAL MEXICO COMMON
      STOCK..................                      3,787
                                              ----------
NETHERLANDS COMMON STOCK - 6.98%
ABN AMRO Holding N.V.(+).....       368,276        9,014
CNH Global N.V. .............        34,330          617
Fortis Bank N.V.+............       218,600        6,066
Heineken N.V. ...............       272,415        8,656
IHC Caland N.V.(+)...........        78,300        5,090
ING Groep N.V. ..............       859,014       23,553
Koninklijke (Royal) Philips
  Electronics N.V. ..........     1,498,568       37,380
Reed Elsevier N.V. ..........       200,230        2,882
Royal Dutch Petroleum
  Company+...................       512,050       29,864
TPG N.V.+....................       526,811       14,328
Unilever N.V. ...............        78,447        5,055
Vedior N.V.(+)...............       183,444        2,821
VNU N.V.(+)..................       173,280        4,877
Wolters Kluwer N.V. .........       351,700        6,262
                                              ----------
    TOTAL NETHERLANDS COMMON
      STOCK..................                    156,465
                                              ----------

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN BEACON MASTER TRUST INTERNATIONAL EQUITY PORTFOLIO
SCHEDULE OF INVESTMENTS -- CONTINUED
April 30, 2005 (Unaudited)
--------------------------------------------------------------------------------

                                  SHARES        VALUE
                               ------------   ----------
                                (DOLLARS IN THOUSANDS)
NEW ZEALAND COMMON STOCK - 0.65%
Carter Holt Harvey Limited...     2,279,757   $    3,102
Telecom Corporation of New
  Zealand Limited............     2,608,314       11,571
                                              ----------
    TOTAL NEW ZEALAND COMMON
      STOCK..................                     14,673
                                              ----------
NORWAY COMMON STOCK - 1.18%
Frontline Limited+...........         5,900          261
Norsk Hydro ASA(+)...........        50,830        4,004
Ship Finance International
  Limited....................         2,065           38
Statoil ASA(+)...............       392,200        6,906
Telenor ASA(+)...............     1,828,790       15,275
                                              ----------
    TOTAL NORWAY COMMON
      STOCK..................                     26,484
                                              ----------
PORTUGAL COMMON STOCK - 0.85%
Portugal Telecom, SGPS,
  S.A. ......................     1,738,233       19,082
                                              ----------
    TOTAL PORTUGAL COMMON
      STOCK..................                     19,082
                                              ----------
SINGAPORE COMMON STOCK - 1.51%
Creative Technology Limited..       659,320        5,692
Development Bank of Singapore
  Group Holdings Limited.....     1,523,495       13,328
Oversea-Chinese Banking
  Corporation Limited........     1,106,650        9,084
United Overseas Bank
  Limited....................       659,000        5,768
                                              ----------
    TOTAL SINGAPORE COMMON
      STOCK..................                     33,872
                                              ----------
SOUTH KOREA COMMON STOCK - 0.61%
Kookmin Bank, ADR............       140,510        6,007
Korea Electric Power
  Corporation................        86,860        2,523
LG Electronics,
  Incorporated...............        76,760        5,157
                                              ----------
    TOTAL SOUTH KOREA COMMON
      STOCK..................                     13,687
                                              ----------
SPAIN COMMON STOCK - 3.00%
Altadis S.A. ................        76,432        3,244
Banco Popular Espanol
  S.A.(+)....................       105,280        6,560
Banco Santander Central
  Hispano SA.................       619,194        7,230
Enagas S.A. .................       422,285        6,677
Endesa S.A.+(+)..............       274,000        5,987
Iberdrola S.A.(+)............       227,197        5,924
Repsol YPF S.A.+(+)..........       284,340        7,227
Telefonica S.A.+(+)..........     1,428,261       24,287
                                              ----------
    TOTAL SPAIN COMMON
      STOCK..................                     67,136
                                              ----------
SWEDEN COMMON STOCK - 2.23%
Atlas Copco AB(+)............       163,810        7,447
Autoliv, Incorporated+(+)....       156,650        6,976

                                  SHARES        VALUE
                               ------------   ----------
                                (DOLLARS IN THOUSANDS)
Electrolux AB(+).............       256,480   $    5,184
ForeningsSparbanken AB(+)....       144,600        3,403
Nordea AB+...................       641,720        6,088
Securitas AB(+)..............       397,230        6,380
Stora Enso Oyj, Series A.....        70,802          946
Stora Enso Oyj, Series
  R(+).......................       222,142        2,964
TDC A/S+(+)..................       116,000        4,955
Volvo AB(+)..................       140,410        5,696
                                              ----------
    TOTAL SWEDEN COMMON
      STOCK..................                     50,039
                                              ----------
SWITZERLAND COMMON STOCK - 7.19%
Adecco SA(+).................       143,820        6,949
Ciba Specialty Chemicals
  Holding, Incorporated......       139,900        8,759
Compagnie Financiere
  Richemont AG+..............       191,300        5,699
Credit Suisse Group(+).......       578,749       24,362
Geberit AG(+)................         8,512        5,712
Lonza Group AG(+)............       162,473        9,782
Nestle SA+(+)................       106,550       27,980
Novartis AG..................       494,730       24,075
Swiss Reinsurance(+).........       344,520       22,844
Syngenta AG..................        71,951        7,443
UBS AG(+)....................        68,050        5,456
Zurich Financial Services
  AG+........................        70,800       11,959
                                              ----------
    TOTAL SWITZERLAND COMMON
      STOCK..................                    161,020
                                              ----------
UNITED KINGDOM COMMON STOCK - 25.36%
Alliance Unichem plc.........       409,450        6,243
AMVESCAP plc.................       353,530        2,055
Anglo American plc...........       214,690        4,784
Aviva plc....................       902,640       10,188
BAA plc......................       950,007       10,525
BAE Systems plc+.............     5,938,540       28,997
Barclays plc.................     1,461,500       15,053
Barratt Development plc......       568,600        6,470
BHP Billiton plc.............       337,709        4,116
BOC Group....................       533,162        9,880
BP plc.......................     1,851,020       18,855
Brambles Industries plc......       700,641        3,909
British American Tobacco
  Industries plc.............       783,545       14,665
British Sky Broadcasting
  Group plc..................       721,280        7,465
BT Group plc+................     2,520,579        9,632
Cadbury Schweppes plc........     1,838,870       18,490
Centrica plc.................     2,245,774        9,527
Cobham plc...................        92,280        2,281
Compass Group plc............     2,900,610       12,977
Diageo plc...................     2,323,450       34,397
GKN plc......................     1,586,700        6,995

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN BEACON MASTER TRUST INTERNATIONAL EQUITY PORTFOLIO
SCHEDULE OF INVESTMENTS -- CONTINUED
April 30, 2005 (Unaudited)
--------------------------------------------------------------------------------

                                  SHARES        VALUE
                               ------------   ----------
                                (DOLLARS IN THOUSANDS)
GlaxoSmithKline plc+.........     1,997,898   $   50,288
Hanson plc...................       922,955        8,524
HSBC Holdings plc............     1,178,865       18,844
Imperial Tobacco Group plc...       344,340        9,852
Kesa Electricals plc.........       507,200        2,576
Kingfisher plc...............     2,072,268        9,767
Lloyds TSB Group plc.........     1,835,644       15,764
Marks and Spencer Group
  plc+.......................     1,358,500        8,769
National Grid Transco plc....       562,700        5,537
Pearson plc..................       423,250        5,145
Prudential plc...............     1,036,550        9,348
Reed Elsevier plc+...........       887,360        8,678
Rentokil Initial plc.........     3,589,170       10,770
Reuters Group plc+...........     1,300,658        9,578
Rolls-Royce plc..............     1,128,050        5,120
Rolls-Royce plc, B shares+...    56,402,500          108
Royal Bank of Scotland Group
  plc........................     1,422,328       42,913
J. Sainsbury plc.............     1,311,659        7,082
Shell Transport & Trading
  Company plc................     2,743,210       24,567
Shire Pharmaceuticals Group
  plc........................       378,040        3,928
Smiths Group plc.............       455,630        7,471

                                  SHARES        VALUE
                               ------------   ----------
                                (DOLLARS IN THOUSANDS)
Standard Chartered plc.......       184,450   $    3,326
TI Automotive*...............       681,500           --
Unilever plc.................     3,615,347       34,411
Vodafone Group plc...........     8,414,741       21,964
Yell Group plc...............       843,830        6,475
                                              ----------
    TOTAL UNITED KINGDOM
      COMMON STOCK...........                    568,309
                                              ----------
    TOTAL STOCKS.............                  2,113,882
                                              ----------
SHORT TERM INVESTMENTS - 30.49%
American Beacon Enhanced Cash
  Trust (Notes A and B)......   402,179,722      402,180
American Beacon Money Market
  Select Fund (Notes A and
  B).........................   281,024,237      281,024
                                              ----------
    TOTAL SHORT TERM
      INVESTMENTS............                    683,204
                                              ----------
TOTAL INVESTMENTS - 124.82%
  (COST $2,461,886)..........                  2,797,086
                                              ----------
LIABILITIES, NET OF OTHER
  ASSETS - (24.82%)..........                   (556,146)
                                              ----------
TOTAL NET ASSETS - 100%......                 $2,240,940
                                              ==========

---------------

(A) The Fund/Trust is affiliated by having the same investment advisor. See Note 2.

(B) All or a portion of this security is purchased with cash collateral for securities loaned.

 (+) - All or a portion of the security is on loan at April 30, 2005. See Note
4.

+ - Non-income producing security.

* - Valued at fair value pursuant to procedures approved by the Board of Trustees.

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN BEACON MASTER TRUST INTERNATIONAL EQUITY PORTFOLIO
SCHEDULE OF INVESTMENTS -- CONTINUED
April 30, 2005 (Unaudited)
--------------------------------------------------------------------------------

FUTURES CONTRACTS
(dollars in thousands)

                                                                                                   UNREALIZED
                                                              NO. OF     EXPIRATION    MARKET    APPRECIATION/
ISSUER                                                       CONTRACTS      DATE       VALUE     (DEPRECIATION)
------                                                       ---------   ----------   --------   --------------
France CAC 40 Index........................................     258      June 2005    $ 12,785      $  (464)
Germany DAX Index..........................................      67      June 2005       9,099         (348)
UK FTSE 100 Index..........................................     373      June 2005      34,166       (1,185)
Hang Seng Index............................................      26       May 2005       2,290            3
Italy MIB 30 Index.........................................      28      June 2005       5,520         (154)
Tokyo FE TOPIX Index.......................................     269      June 2005      28,793       (1,388)
Spain IBEX 35 Index........................................      46       May 2005       5,312         (195)
Sweden OMX Index...........................................     318       May 2005       3,337          (96)
Canada S&PCDA 60 Index.....................................     108      June 2005       8,986         (208)
Australia SPI Index........................................      91      June 2005       7,082         (383)
Netherlands 200 AEX Index..................................      73       May 2005       6,544         (301)
                                                                                      --------      -------

                                                                                      $123,914      $(4,719)
                                                                                      ========      =======

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
(dollars in thousands)

                                                          SETTLEMENT   MARKET    UNREALIZED
CONTRACTS TO DELIVER                                         DATE       VALUE    GAIN/(LOSS)
--------------------                                      ----------   -------   -----------
4,096 Australian Dollar.................................  6/17/2005    $ 3,187      $ (49)
5,343 Canadian Dollar...................................  6/17/2005      4,249        158
11,826 Euro Currency....................................  6/17/2005     15,239         51
1,343,167 Japanese Yen..................................  6/17/2005     12,865       (321)
7,667 Pound Sterling....................................  6/17/2005     14,588       (254)
10,877 Swedish Krona....................................  6/17/2005      1,525         13
4,659 Swiss Franc.......................................  6/17/2005      3,911        (20)
                                                                       -------      -----
TOTAL CONTRACTS TO DELIVER
  (RECEIVABLE AMOUNT $55,142)...........................               $55,564      $(422)
                                                                       =======      =====

                                                         SETTLEMENT    MARKET    UNREALIZED
CONTRACTS TO RECEIVE                                        DATE       VALUE     GAIN/(LOSS)
--------------------                                     ----------   --------   -----------
11,320 Australian Dollar...............................  6/17/2005    $  8,809     $   (42)
13,869 Canadian Dollar.................................  6/17/2005      11,030        (461)
36,557 Euro Currency...................................  6/17/2005      47,108      (1,856)
3,762,860 Japanese Yen.................................  6/17/2005      36,041         (34)
22,831 Pound Sterling..................................  6/17/2005      43,440         (57)
28,500 Swedish Krona...................................  6/17/2005       3,997        (203)
14,255 Swiss Franc.....................................  6/17/2005      11,965        (385)
                                                                      --------     -------
TOTAL CONTRACTS TO RECEIVE
  (PAYABLE AMOUNT $165,428)............................               $162,390     $(3,038)
                                                                      ========     =======

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN BEACON MASTER TRUST INTERNATIONAL EQUITY PORTFOLIO
INDUSTRY DIVERSIFICATION
April 30, 2005 (Unaudited)
--------------------------------------------------------------------------------

                                                              PERCENT OF
                                                              NET ASSETS
                                                              ----------
Consumer Discretionary......................................    12.52%
Consumer Staples............................................     8.39%
Energy......................................................     7.67%
Financials..................................................    23.22%
Health Care.................................................     8.81%
Industrials.................................................    11.33%
Information Technology......................................     4.22%
Materials...................................................     6.40%
Short-Term Investments......................................    30.49%
Telecommunications Services.................................     8.08%
Utilities...................................................     3.69%
Liabilities, Net of Other Assets............................   -24.82%
                                                               -------
                                                               100.00%
                                                               =======

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN BEACON MASTER TRUST INTERNATIONAL EQUITY PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
April 30, 2005 (unaudited) (in thousands)
--------------------------------------------------------------------------------

ASSETS:
    Investments in unaffiliated securities, at value(A C)...  $2,113,882
    Investments in affiliated securities, at value(B).......     683,204
    Cash denominated in foreign currency (cost $19,049).....      19,051
    Deposit with broker for futures contracts...............       5,627
    Dividends and interest receivable.......................       9,572
    Reclaims receivable.....................................         278
    Receivable for investments sold.........................       6,767
    Receivable for variation margin on open futures
     contracts..............................................         105
                                                              ----------
        TOTAL ASSETS........................................   2,838,486
                                                              ----------
LIABILITIES:
    Payable for investments purchased.......................       5,834
    Payable upon return of securities loaned................     585,721
    Management and investment advisory fees payable (Note
     2).....................................................       1,988
    Unrealized depreciation on foreign currency contracts...       3,460
    Other liabilities.......................................         543
                                                              ----------
        TOTAL LIABILITIES...................................     597,546
                                                              ----------
NET ASSETS APPLICABLE TO INVESTORS' BENEFICIAL INTERESTS....  $2,240,940
                                                              ==========
---------------
(A) Cost of unaffiliated securities.........................  $1,778,682
(B) Cost of affiliated securities...........................  $  683,204
(C) Market value of securities on loan......................  $  557,192

STATEMENT OF OPERATIONS
Six months ended April 30, 2005 (unaudited) (in thousands)
--------------------------------------------------------------------------------

INVESTMENT INCOME:
    Interest income.........................................  $    122
    Dividend income from unaffiliated securities (net of
     foreign taxes of $4,786)...............................    27,815
    Dividend income from affiliated securities..............     1,654
    Income derived from commission recapture (Note 5).......       217
    Income derived from securities lending, net (Note 4)....       669
                                                              --------
        TOTAL INVESTMENT INCOME.............................    30,477
                                                              --------
EXPENSES:
    Management and investment advisory fees (Note 2)........     3,739
    Custodian fees..........................................       599
    Professional fees.......................................        61
    Other expenses..........................................        38
                                                              --------
        TOTAL EXPENSES......................................     4,437
                                                              --------
NET INVESTMENT INCOME.......................................    26,040
                                                              --------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
    Net realized gain on:
      Investments...........................................    57,537
      Foreign currency transactions.........................    43,256
      Futures contracts.....................................    15,287
    Change in net unrealized appreciation or depreciation
     of:
      Investments...........................................    31,328
      Foreign currency contracts and translations...........   (20,519)
      Futures contracts.....................................    (4,531)
    Net increase from payments by affiliates................       383
                                                              --------
        NET GAIN ON INVESTMENTS.............................   122,741
                                                              --------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........  $148,781
                                                              ========

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN BEACON MASTER TRUST INTERNATIONAL EQUITY PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS (IN THOUSANDS)
--------------------------------------------------------------------------------

                                                              SIX MONTHS       YEAR
                                                                 ENDED         ENDED
                                                               APRIL 30,    OCTOBER 31,
                                                                 2005          2004
                                                              -----------   -----------
                                                              (UNAUDITED)
INCREASE IN NET ASSETS:
OPERATIONS:
    Net investment income...................................  $   26,040    $   31,238
    Net realized gain (loss) on investments, futures
     contracts and foreign currency transactions............     116,080       117,757
    Net increase from payments by affiliates................         383            --
    Change in net unrealized appreciation or depreciation of
     investments, futures contracts and foreign currency
     translations...........................................       6,278       162,138
                                                              ----------    ----------
        NET INCREASE IN NET ASSETS RESULTING FROM
        OPERATIONS..........................................     148,781       311,133
                                                              ----------    ----------
TRANSACTIONS IN INVESTORS' BENEFICIAL INTERESTS:
    Contributions...........................................     452,252       676,161
    Withdrawals.............................................    (243,094)     (387,228)
                                                              ----------    ----------

        NET INCREASE IN NET ASSETS RESULTING FROM
        TRANSACTIONS IN INVESTORS' BENEFICIAL INTERESTS.....     209,158       288,933
                                                              ----------    ----------
NET INCREASE IN NET ASSETS..................................     357,939       600,066
                                                              ----------    ----------
NET ASSETS:
    Beginning of period.....................................   1,883,001     1,282,935
                                                              ----------    ----------
    END OF PERIOD...........................................  $2,240,940    $1,883,001
                                                              ==========    ==========

---------------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS:
---------------------------------------------------------------------------------------

                                                         SIX MONTHS
                                                            ENDED               YEAR ENDED OCTOBER 31,
                                                          APRIL 30,    -----------------------------------------
                                                            2005        2004     2003     2002     2001    2000
                                                         -----------   ------   ------   -------   -----   -----
                                                         (UNAUDITED)
TOTAL RETURN...........................................     8.07%(A)   22.85%   31.97%   (10.25%)    N/A     N/A
RATIOS TO AVERAGE NET ASSETS:
    Expenses...........................................     0.41%       0.46%    0.49%     0.47%   0.49%   0.44%
    Net investment income..............................     2.42%       1.99%    2.26%     1.86%   1.82%   1.93%
PORTFOLIO TURNOVER RATE................................       18%(A)      36%      44%       43%     36%     45%

---------------

(A)  Not annualized.

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN BEACON MASTER TRUST INTERNATIONAL EQUITY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
April 30, 2005 (Unaudited)
--------------------------------------------------------------------------------

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

     American Beacon Master Trust (the "Trust"), formerly known as AMR Investment Services Trust, is registered under the Investment Company Act of 1940, as amended, as a no-load, open-end management investment company that was organized as a trust under the laws of the Commonwealth of Massachusetts pursuant to a Declaration of Trust dated as of November 1, 2004. Prior to November 1, 2004, the Trust was organized as a trust under the laws of the State of New York. The American Beacon Master Trust International Equity Portfolio (the "Portfolio") is one of the portfolios of the Trust. The Portfolio commenced active operations on November 1, 1995. The Declaration of Trust permits the Board of Trustees (the "Board") to issue beneficial interests in the Portfolio.

     American Beacon Advisors, Inc. (the "Manager"), formerly known as AMR Investment Services, Inc., is a wholly-owned subsidiary of AMR Corporation, the parent company of American Airlines, Inc. ("American"), and was organized in 1986 to provide business management, advisory, administrative and asset management consulting services.

     The following is a summary of the significant accounting policies followed by the Portfolio.

  Security Valuation

     Investments are valued at the close of the New York Stock Exchange (the "Exchange"), normally 4 p.m. ET, each day that the Exchange is open for business. Equity securities for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade.

     Debt securities (other than short-term securities) normally are valued on the basis of prices provided by a pricing service and may take into account appropriate factors such as institution-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. When a price is unavailable from a pricing service or when the price provided by the pricing service is deemed not to represent fair value, the prices of debt securities may be determined using quotes obtained from brokers.

     Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation. Investment grade short-term obligations with 60 days or less to maturity are valued using the amortized cost method which approximates market value.

     Securities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are valued at fair value, as determined in good faith and pursuant to procedures approved by the Board.

     Most foreign markets close before the Exchange. Developments that could affect the values of securities that occur between the close of a foreign market and the close of the Exchange normally will not be reflected in security valuations. If such developments are so significant such that they will, in the judgement of the pricing committee of the Portfolio, clearly and materially affect the value of securities, the previous closing prices may be adjusted to reflect the fair value of the securities as of the close of the Exchange, as determined in good faith and pursuant to procedures approved by the Board. Adjustments to closing prices to reflect fair value on affected foreign securities may be provided by an independent pricing service.

--------------------------------------------------------------------------------

AMERICAN BEACON MASTER TRUST INTERNATIONAL EQUITY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS -- CONTINUED
April 30, 2005 (Unaudited)
--------------------------------------------------------------------------------

  Security Transactions and Investment Income

     Security transactions are recorded on the trade date of the security purchase or sale.

     The Portfolio may purchase securities with delivery or payment to occur at a later date. At the time the Portfolio enters into a commitment to purchase a security, the transaction is recorded and the value of the security is reflected in the net asset value. The value of the security may vary with market fluctuations.

     Dividend income is recorded on the ex-dividend date except certain dividends from foreign securities which are recorded as soon as the information is available to the Portfolio. Interest income is earned from settlement date, recorded on the accrual basis, and adjusted, if necessary, for accretion of discounts and amortization of premiums. For financial and tax reporting purposes, realized gains and losses are determined on the basis of specific lot identification.

     There is uncertainty regarding the collectibility of tax reclaims by the Portfolio due to its partnership status for federal income tax purposes. As such, the Portfolio did not accrue tax reclaims totaling $1,003,094 during the period. Upon determination of the Portfolio's entitlement to benefits under foreign tax treaties, if any, tax reclaim income will be accrued.

  Currency Translation

     All assets and liabilities initially expressed in foreign currency values are converted into U.S. dollar values at the mean of the bid and ask prices of such currencies against U.S. dollars as last quoted by a recognized dealer. Income, expenses and purchases and sales of investments are translated into U.S. dollars at the rate of exchange prevailing on the respective dates of such transactions. The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and is reported with all other foreign currency gains and losses in the Portfolio's Statement of Operations.

  Forward Foreign Currency Contracts

     The Portfolio may enter into forward foreign currency contracts to hedge the exchange rate risk on investment transactions or to hedge the value of portfolio securities denominated in foreign currencies. Forward foreign currency contracts are valued at the forward exchange rate prevailing on the day of valuation. The Portfolio bears the market risk that arises from changes in foreign exchange rates, and accordingly, the unrealized gain (loss) on these contracts is reflected in the accompanying financial statements. The Portfolio also bears the credit risk if the counterparty fails to perform under the contract.

  Futures Contracts

     The Portfolio may enter into financial futures contracts which are contracts to buy a standard quantity of securities at a specified price on a future date. The Portfolio may purchase or sell futures contracts and options on futures contracts as a method for keeping assets readily convertible to cash if needed to meet shareholder redemptions or for other needs while maintaining exposure to the stock market. The primary risks associated with the use of futures contracts are the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

--------------------------------------------------------------------------------

AMERICAN BEACON MASTER TRUST INTERNATIONAL EQUITY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS -- CONTINUED
April 30, 2005 (Unaudited)
--------------------------------------------------------------------------------

     Upon entering into a futures contract, the Portfolio is required to set aside or deposit with a broker an amount, termed the initial margin, which typically represents 5% of the face value of the futures contract. The initial margin amount is reflected as Deposit with broker for futures contracts on the Statement of Assets and Liabilities. Payments to and from the broker, known as variation margin, are required to be made on a daily basis as the price of the futures contract fluctuates. Changes in initial settlement values are accounted for as unrealized appreciation (depreciation) until the contracts are terminated, at which time realized gains and losses are recognized. Futures contracts are valued at the most recent settlement price established each day by the exchange on which they are traded.

  Federal Income and Excise Taxes

     The Portfolio will be treated as a partnership for federal income tax purposes. As such, each investor will be taxed on its share of the Portfolio's ordinary income and capital gains. It is intended that the Portfolio's assets will be managed in such a way that an investor in the Portfolio will be able to satisfy the requirements of subchapter M of the Internal Revenue Code.

  Use of Estimates

     The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimated.

  Other

     Under the Trust's organizational documents, its officers and directors are indemnified against certain liability arising out of the performance of their duties to the Trust. In the normal course of business, the Trust enters into contracts that provide indemnification to the other party or parties against potential costs or liabilities. The Trust's maximum exposure under these arrangements is dependent on claims that may be made in the future and, therefore, cannot be estimated. The Trust has had no prior claims or losses pursuant to any such agreement.

2.   TRANSACTIONS WITH AFFILIATES

  Management Agreement

     The Trust and the Manager are parties to a Management Agreement that obligates the Manager to provide or oversee the provision of all administrative, investment advisory, portfolio management and securities lending services. Investment assets of the Portfolio are managed by multiple investment advisors which have entered into separate investment advisory agreements with the Manager. As compensation for performing the duties required under the Management Agreement, the Manager receives from the Portfolio an annualized fee equal to ..10% of the average daily net assets plus amounts paid by the Manager to the investment advisors hired by the Manager to direct investment activities of the Portfolio. Management fees paid during the period were as follows (dollars in thousands):

                          AMOUNTS PAID TO   NET AMOUNTS
MANAGEMENT   MANAGEMENT     INVESTMENT      RETAINED BY
 FEE RATE       FEE          ADVISORS         MANAGER
----------   ----------   ---------------   -----------
..25%-.60%      $3,739         $2,660          $1,079

--------------------------------------------------------------------------------

AMERICAN BEACON MASTER TRUST INTERNATIONAL EQUITY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS -- CONTINUED
April 30, 2005 (Unaudited)
--------------------------------------------------------------------------------

     As compensation for services provided by the Manager in connection with securities lending activities, the Portfolio pays to the Manager, with respect to cash collateral posted by borrowers, a fee up to 25% of the net monthly interest income (the gross interest income earned by the investment of cash collateral, less the amount paid to borrowers and related expenses) from such activities and, with respect to loan fees paid by borrowers when a borrower posts collateral other than cash, a fee up to 25% of such loan fees. During the six months ended April 30, 2005, the Portfolio paid securities lending fees of $149,000 to the Manager.

  Investment in Affiliated Funds

     The Portfolio is permitted, pursuant to an exemptive order by the Securities and Exchange Commission ("SEC") and approved procedures by the Board, to invest up to 25% of its total assets in the American Beacon Money Market Select Fund (the "Select Fund"), an affiliated fund. The Portfolio and the Select Fund have the same investment advisor and therefore, are considered to be affiliated. Cash collateral received by the Portfolio in connection with securities lending may be invested in the Select Fund and the American Beacon Enhanced Cash Trust (collectively, the "Affiliated Funds"). The Manager serves as Trustee and investment advisor to the Affiliated Funds and receives an annualized fee equal to 0.10% of the average daily net assets of the Affiliated Funds. During the period, the Manager earned fees from the Affiliated Funds totaling $71,225 on the Portfolio's direct investment in the Affiliated Funds, and $218,265 from securities lending collateral invested in the Affiliated Funds.

     During the period, the Fund had purchases of $649,620,000 and sales of $682,868,000, for an ending balance of $97,483,000, excluding balances held in the securities lending collateral account.

  Interfund Lending Program

     Pursuant to an exemptive order by the SEC, the Portfolio, along with other registered investment companies having management contracts with the Manager, may participate in an interfund lending program. This program provides an alternative credit facility allowing the Portfolio to borrow from, or lend money to, other participating series managed by the Manager. At April 30, 2005, the Portfolio had not utilized the credit facility.

  Other

     Certain officers or Trustees of the Trust are also current or former officers or employees of the Manager or American. The Trust makes no direct payments to its officers. Mr. Feld and the non-interested Trustees (other than Mr. O'Sullivan) and their spouses are provided free unlimited air transportation on American. Retired Trustees and their spouses are provided free air transportation on American, up to a maximum annual value of $40,000. The Trust compensates each Trustee with payments in an amount equal to the Trustee's income tax on the value of this free airline travel. Mr. O'Sullivan, as a retiree of American, already receives flight benefits. Mr. O'Sullivan receives an annual retainer of $40,000 plus $1,250 for each Board meeting attended.

     During the period ended April 30, 2005, a subadvisor voluntarily reimbursed the Portfolio for the loss associated with a rights offering that expired totaling $383,000. The shares that would have been acquired through a full exercise of the rights were subsequently purchased on the open markets. The subadvisor reimbursed the Portfolio for the appreciation of the shares over the exercise

--------------------------------------------------------------------------------

AMERICAN BEACON MASTER TRUST INTERNATIONAL EQUITY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS -- CONTINUED
April 30, 2005 (Unaudited)
--------------------------------------------------------------------------------

price, transaction costs and foreign exchange costs incurred in making this purchase in the open market. This reimbursement is reflected in the gain/loss section of the Statement of Operations.

3.   INVESTMENT TRANSACTIONS

     The aggregate cost of purchases and proceeds from sales of investments, other than short-term obligations, (in thousands), for the six months ended April 30, 2005 were $646,378 and $364,771, respectively.

4.   SECURITIES LENDING

     The Portfolio may lend its securities to qualified financial institutions, such as certain broker-dealers, to earn additional income. The borrowers are required to secure their loans continuously with collateral in an amount at least equal to 102% (for loans of US securities) or 105% (for non-US securities) of the market value of the loaned securities at the inception of each loan. Collateral is marked to market and monitored daily. To the extent that a loan is collateralized by cash, such collateral shall be invested by the securities lending agent (the "Agent") in short-term instruments, money market mutual funds, and such other short-term investments, provided the investments meet certain quality and diversification requirements.

     Income generated from the investment of cash collateral, less negotiated rebate fees paid to participating brokers and transaction costs, is divided between the Portfolio and the Agent and is recorded as income for the Portfolio. To the extent that a loan is secured by non-cash collateral, brokers pay the Portfolio negotiated lenders' fees, which are divided between the Portfolio and the Agent and are recorded as securities lending income for the Portfolio. The Portfolio also continues to receive income on the securities loaned, and any gain or loss in the market prices of securities loaned that may occur during the term of the loan.

     Risks to the Portfolio in securities lending transactions are that the borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower.

     At April 30, 2005, securities with a market value of approximately $557,192,000 were loaned by the Portfolio. Cash collateral held by the custodian for the Portfolio in an investment in the Affiliated Funds totaled $585,721,000.

5.   COMMISSION RECAPTURE

     The Portfolio has established brokerage commission recapture arrangements with certain brokers or dealers. If a Portfolio investment advisor chooses to execute a transaction through a participating broker, the broker rebates a portion of the commission back to the Portfolio. Any collateral benefit received through participation in the commission recapture program is directed exclusively to the Portfolio.

--------------------------------------------------------------------------------

DISCLOSURE REGARDING THE BOARD OF TRUSTEES' APPROVAL OF THE MANAGEMENT AGREEMENT AND INVESTMENT ADVISORY AGREEMENT OF THE FUND
(Unaudited)
--------------------------------------------------------------------------------

  Renewal of Management Agreement and Investment Advisory Agreements

     At their February 23, 2005 meeting, the Trustees considered the renewal of the existing Management Agreement between the Manager and the Fund and each Investment Advisory Agreement between the Fund and the sub-advisors. As part of the renewal process, legal counsel to the Trusts and the independent Trustees sent information request letters to the Manager and each sub-advisor seeking certain relevant information. The responses by the Manager and sub-advisors were provided to the Trustees for their review prior to their meeting, and the Trustees were provided with the opportunity to request any additional materials.

     The Trustees considered, among other materials, responses by the Manager and the sub-advisors to inquiries requesting:

     - a description of any significant changes (actual or anticipated) to principal activities, personnel, services provided to the Fund, or any other area, including how these changes might affect the Fund;

     - a copy of the firm's most recent audited or unaudited financial statements as well as Parts I and II of its Form ADV;

     - a summary of any material past, pending or anticipated litigation or regulatory proceedings involving the firm or its personnel, including the results of any recent regulatory examination or independent audit;

     - a comparison of the performance of that portion of Fund assets managed by each firm with performance of other similar accounts managed by the firm, including a discussion of relative performance versus a peer group average and any remedial measures if the firm's performance was materially below that of the peer group;

     - a cost/profitability analysis of the firm and any actual or anticipated economies of scale in relation to the services it provides to the Fund, if available;

     - an analysis of compensation, including a comparison with fees charged to other clients for which similar services are provided, any proposed changes to the fee schedule and the effect of any fee waivers;

     - an evaluation of any other benefits to the firm or Fund as a result of their relationship, if any;

     - a description of the scope of portfolio management services provided to the Fund, including whether such services differ from the services provided to other clients, including other registered investment companies;

     - a description of the personnel who are assigned primary responsibility for managing the Fund, including any changes during the past year;

     - a description of the basis upon which portfolio managers are compensated, including any "incentive" arrangements;

--------------------------------------------------------------------------------

DISCLOSURE REGARDING THE BOARD OF TRUSTEES' APPROVAL OF THE MANAGEMENT AGREEMENT AND INVESTMENT ADVISORY AGREEMENT OF THE FUND -- CONTINUED
(Unaudited)
--------------------------------------------------------------------------------

     - a discussion regarding the firm's participation in "soft dollar" arrangements, if any, or other brokerage allocation policies with respect to Fund transactions, including the firm's methodology for obtaining the most favorable execution and the use of any affiliated broker-dealers;

     - a description of any actual or potential conflicts of interest anticipated in managing Fund assets;

     - a discussion of the firm's compliance program with regard to federal, state, corporate and Fund requirements;

     - information regarding the firm's code of ethics, insider trading policy and disaster recovery plan, including a description of any material changes thereto;

     - a description of the firm's affiliation with any broker-dealer;

     - a discussion of any anticipated change in the firm's controlling persons; and

     - verification of the firm's insurance coverage with regards to the services provided to the Fund.

     In addition to the foregoing, the Manager provided the following information specific to the renewal of the Management Agreement:

     - a table comparing the performance of the Fund to appropriate indices, including comments on the relative performance of each sub-advisor and the Fund versus comparable indices;

     - a discussion of any underperformance by a sub-advisor relative to its peer group and whether (and if so, why) such sub-advisor should have its contract renewed;

     - a table detailing the Manager's profitability with respect to the Fund;

     - an analysis of any material complaints received from Fund shareholders;

     - a discussion of the Manager's compliance program;

     - a description of the Manager's securities lending practices and the fees received from such practices;

     - a description of the portfolio turnover rate and average execution costs for the Fund and each sub-advisor to the Fund;

     - a discussion of whether the Manager receives, with respect to trade execution for the Fund, other special compensation, including any payment for order flow;

     - a description of how expenses that are not readily identifiable to the Fund are allocated; and

     - any ideas for the future growth and efficient operation of the Fund.

     The Trustees were also provided with an analysis provided by Lipper, Inc., which compared: (i) investment performance of the Fund versus comparable investment companies and appropriate indices; (ii) total Fund expenses versus comparable mutual funds, and (iii) the Fund's investment advisory fees versus comparable mutual funds.

     Legal counsel provided the Trustees with a memorandum detailing their responsibilities pertaining to the renewal of the Management and Investment Advisory Agreements. This memoran-

--------------------------------------------------------------------------------

DISCLOSURE REGARDING THE BOARD OF TRUSTEES' APPROVAL OF THE MANAGEMENT AGREEMENT AND INVESTMENT ADVISORY AGREEMENT OF THE FUND -- CONTINUED
(Unaudited)
--------------------------------------------------------------------------------

dum explained the regulatory requirements surrounding the Trustees' process for evaluating investment advisors and the terms of the contracts.

     Considerations and Conclusions with Respect to the Fund

     In determining whether to approve the continuance of the Management Agreement and each Investment Advisory Agreement, the Trustees considered the best interests of the Fund separately from other series of the Trust. In each instance, the Trustees considered, among other things, the following factors:
(1) the nature and quality of the services provided; (2) the investment performance of the Fund and the investment advisor; (3) the Manager's or sub-advisor's cost for providing the services and the profitability of the advisory business to the Manager or sub-advisor; (4) the extent to which economies of scale have been taken into account in setting the fee schedule; and
(5) whether fee levels reflect these economies of scale for the benefit of Fund investors. The Trustees posed questions to various management personnel of the Manager regarding certain key aspects of the material submitted in support of the renewal.

     With respect to the renewal of the Management Agreement, the Trustees considered: the Manager's ability to retain key investment personnel and to provide consistent performance and an active client service program; the Manager's goal to continue to provide consistent above average long-term performance at low cost; the continuing efforts by the Manager to add new series so as to enhance the Trusts' product line; the Manager's record in building improved compliance, control and credit functions that reduce risks to the Trusts; the addition of personnel to manage the Trusts' series, promote sales and improve services; and the active role played by the Manager in monitoring and, as appropriate, recommending replacements for the investment sub-advisors and master portfolios.

     With respect to the renewal of the Investment Advisory Agreements, the Trustees noted that, in many cases, the Manager has negotiated the lowest sub-advisory fee a sub-advisor charges for any comparable client accounts. Where applicable, for purposes of determining the fee charged to the Fund, the fee schedule to each Investment Advisory Agreement specifies that all other assets managed by a sub-advisor on behalf of AMR Corporation and its pension plans shall be considered. Thus, the Fund is able to receive the lowest possible fee due to economies of scale resulting from the sub-advisor's management of a larger pool of assets.

     In considering the renewal of the Management Agreement, the Trustees considered the following additional factors: (1) the Fund outperformed its benchmark indices for the one-, five and ten-year periods ended December 31, 2004; (2) the expense ratio of the Institutional Class of Fund shares was lower than the industry average; and (3) the Trustees deemed the profit made by the Manager on the services it provided to the Fund to be reasonable in light of the fact that the Manager provides high-quality services at a low cost to investors, allocates the Fund's assets among sub-advisors, monitors and evaluates the performance of the Fund's three sub-advisors, and provides a comprehensive compliance program for the Fund.

     In considering the renewal of the Investment Advisory Agreements with Causeway Capital Management LLC ("Causeway"), Lazard Asset Management LLC ("Lazard"), Templeton Investment Counsel, LLC ("Templeton"), and The Boston Company Asset Management, LLC ("TBCAM"), the Trustees considered the following additional factors: (1) Causeway and Templeton each out-

--------------------------------------------------------------------------------

DISCLOSURE REGARDING THE BOARD OF TRUSTEES' APPROVAL OF THE MANAGEMENT AGREEMENT AND INVESTMENT ADVISORY AGREEMENT OF THE FUND -- CONTINUED
(Unaudited)
--------------------------------------------------------------------------------

performed their benchmark indices on a short-term and long-term basis with respect to their allocated portion of the Fund's assets; (2) Lazard outperformed its benchmark index on a long-term basis, although it underperformed its benchmark index on a short-term basis with respect to its allocated portion of the Fund's assets because it has emphasized larger capitalization, higher return on equity securities, which have not performed as well recently as smaller capitalization, lower return on equity companies; (3) as of December 31, 2004, TBCAM had managed a portion of the Fund for three months, over which period it slightly underperformed its benchmark index, but the Trustees considered the performance record too short to be meaningful; (4) each sub-advisor represented that they did not charge a lower fee rate for any comparable client accounts;
(5) for purposes of calculating the fee rates chargeable to the Fund, each sub-advisor agreed to take into account all other assets of AMR Corporation and its subsidiaries and affiliated entities under management by the sub-advisor; and (6) the Manager's recommendation to continue to retain each sub-advisor.

     Based on these considerations and those noted above with respect to all Funds, the Trustees (1) concluded that the fees paid to the Manager and the sub-advisors under the Management and Investment Advisory Agreements are fair and reasonable, (2) determined that the Fund and its shareholders would benefit from the Manager's and sub-advisors' continued management of the Fund and (3) approved the renewal of the Management and Investment Advisory Agreements with respect to the Fund.

--------------------------------------------------------------------------------

                      (This page intentionally left blank)

                      (This page intentionally left blank)

                          (AMERICAN BEACON FUNDS LOGO)
--------------------------------------------------------------------------------

DELIVERY OF DOCUMENTS

To reduce expenses, your financial institution may mail only one copy of the Prospectus, Annual Report and Semi-Annual Report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please contact your financial institution. Delivery of individual copies will commence thirty days after receiving your request.

If you invest in the Fund through a financial institution, you may be able to receive the Fund's regulatory mailings, such as the Prospectus, Annual Report and Semi-Annual Report, by e-mail. If you are interested in this option, please go to www.icsdelivery.com and search for your financial institution's name or contact your financial institution directly.

TO OBTAIN MORE INFORMATION ABOUT THE FUND:


                     (KEYBOARD GRAPHIC)                                            (MOUSE GRAPHIC)
                         BY E-MAIL:                                                ON THE INTERNET:
             American-Beacon.Funds@ambeacon.com                    Visit our website at www.americanbeaconfunds.com

--------------------------------------------------------------------------------


                    (TELEPHONE GRAPHIC)                                           (MAILBOX GRAPHIC)
                       BY TELEPHONE:                                                   BY MAIL:
                    Institutional Class                                         American Beacon Funds
                    Call (800) 658-5811                                    4151 Amon Carter Blvd., MD 2450
                       AMR Class(SM)                                             Fort Worth, TX 76155
                    Call (800) 345-2345
            PlanAhead Class(R) and Service Class
                    Call (800) 388-3344

--------------------------------------------------------------------------------

       AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULES                     AVAILABILITY OF PROXY VOTING POLICY AND RECORDS
In addition to the Schedule of Investments provided in each        A description of the policies and procedures that the Funds
semi-annual and annual report, each Fund files a complete          use to determine how to vote proxies relating to portfolio
schedule of its portfolio holdings with the Securities and         securities is available in each Fund's Statement of
Exchange Commission ("SEC") on Form N-Q as of the first and        Additional Information, which may be obtained free of charge
third fiscal quarters. The Funds' Forms N-Q are available on       by calling 1-800-967-9009 or by accessing the SEC's website
the SEC's website at www.sec.gov. The Forms N-Q may also be        at www.sec.gov. Each Fund's proxy voting record for the most
reviewed and copied at the SEC's Public Reference Room, 450        recent year ended June 30 is filed annually with the SEC on
Fifth Street, NW, Washington, DC 20549. Information                Form N-PX. The Funds' Forms N-PX are available on the SEC's
regarding the operation of the SEC's Public Reference Room         website at www.sec.gov. Each Fund's proxy voting record may
may be obtained by calling 1-800-SEC-0330. A complete              also be obtained by calling 1-800-967-9009.
schedule of each Fund's portfolio holdings is also available on the Funds' website (www.americanbeaconfunds.com)
approximately thirty days after the end of each fiscal
quarter.

FUND SERVICE PROVIDERS:

    CUSTODIAN                     TRANSFER AGENT                     INDEPENDENT            DISTRIBUTOR
    STATE STREET BANK AND TRUST   BOSTON FINANCIAL DATA SERVICES     REGISTERED PUBLIC      FORESIDE FUND SERVICES
    Boston, Massachusetts         Kansas City, Missouri              ACCOUNTING FIRM        Portland, Maine
                                                                     ERNST & YOUNG LLP
                                                                     Chicago, Illinois

This report is prepared for shareholders of the American Beacon Funds and may be distributed to others only if preceded or accompanied by a current prospectus.
--------------------------------------------------------------------------------

American Airlines, Inc. is not responsible for investments made in the American Beacon Funds. American Beacon Funds is a service mark of AMR Corporation. American Beacon International Equity Fund is a service mark of American Beacon Advisors, Inc.

[AMERICAN BEACON FUNDS LOGO]


4151 Amon Carter Blvd.
MD 2450
Fort Worth, TX 76155


1.800.967.9009
817.931.4331 fax

www.americanbeaconfunds.com



                                                                       SAR 04/05
                                                                         534228

G U I D A N C E     |      V I S I O N      |      E X P E R I E N C E



[AMERICAN BEACON FUNDS LOGO]


SEMI-ANNUAL REPORT

[PHOTO]


APRIL 30, 2005

SMALL CAP VALUE FUND




Formerly known as the
American AAdvantage Funds

About American Beacon
--------------------------------

Since 1986, American Beacon
Advisors has offered a variety
of products and investment
advisory services to numerous
institutional and retail
clients, including a variety of
mutual funds, corporate cash
management, and separate account
management.


Our clients include defined
benefit plans, defined
contribution plans, foundations,
endowments, corporations,
financial planners, and other
institutional investors. With
American Beacon Advisors, you
can put the experience of a
multi-billion dollar asset
management firm to work for your
company.

                                                Contents
                                                -----------------------------------------------
                                                President's Message...........               1
                                                Market and Performance
                                                   Overview...................               2
                                                Schedule of Investments.......               6

                                                Additional Information.........Inside Back Cover

Any opinions herein, including forecasts, reflect our judgement as of the end of the reporting period and are subject to change. Each advisor's strategies and the Fund's portfolio composition will change depending on economic and market conditions. This report is not a complete analysis of market conditions and therefore, should not be relied upon as investment advice. Although economic and market information has been compiled from reliable sources, American Beacon Advisors, Inc. makes no representation as to the completeness or accuracy of the statements contained herein.

American Beacon Funds                                             April 30, 2005

(BILL QUINN PICTURE)

                                                      FELLOW SHAREHOLDERS,

                                                      Iam pleased to present you
                                                      with the Semi-Annual
                                                      Report for the American
                                                      Beacon Small Cap Value
                                                      Fund (formerly known as
                                                      the American AAdvantage
                                                      Small Cap Value Fund) for
                                                      the six months ended April
                                                      30, 2005. During this
                                                      time, the Dow Jones
                                                      Industrial Average posted
                                                      gains of 2.78%, the S&P
                                                      500 Index increased by
                                                      3.28%, while the Russell
                                                      2000 Index decreased by
                                                      0.15%.



                                                           The Small Cap Value
Fund's robust performance for the Institutional Class surpassed the Lipper Small Cap Value Funds Index for the one-year, three-year and five-year time periods as of April 30, 2005. The Fund produced returns of 3.56% during the six months and 9.98%, 12.06%, 20.30% for the one-year, three-year, and five-year time periods, respectively.

     As the six-month period drew to a close, the Fund experienced significant inflows growing to $2.3 billion as of April 30, 2005. During the period, the Fund closed to new investors in an effort to protect the interests of existing shareholders. Our greatest priority is to deliver superior investment results to shareholders; we believe that closing the Fund to new investors allows us to preserve the integrity of our successful investment philosophy. Please note that we plan to introduce a second small cap fund for new investors later this year.

     Please review the enclosed market overviews, portfolio listings and detailed financial data. As always, we welcome the opportunity to serve your financial needs. To obtain further details about the American Beacon Funds family or access your account information, please visit our web site at www.americanbeaconfunds.com. Thank you for your continued confidence in the American Beacon Small Cap Value Fund.

                                            Sincerely,

                                            /s/ WILLIAM F. QUINN
                                            William F. Quinn
                                            President, American Beacon Funds

Performance shown is historical and may not be indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is as of date indicated and may differ from current performance. To obtain performance as of the most recent month end, please visit www.americanbeaconfunds.com or call 1-800-967-9009.

DOMESTIC EQUITY MARKET OVERVIEW

--------------------------------------------------------------------------------

The U.S. equity markets surged in late 2004, essentially driving all of the gains experienced by the major indices for the full year. A heavy influence on this strong swing was the fall of oil prices from record $56 levels in late October. The decline in oil prices eased concerns about consumer spending slowing and the potentially dampening impact on consumer and business confidence. Equity markets were boosted by evidence that the U.S. economy was reaccelerating after relatively weak data in the third quarter. Investors were enthusiastic about better employment news, as it was reported that 337,000 jobs were added to payrolls in October (and an additional 113,000 jobs were added to figures from previous months), far greater than the expectation of 175,000 jobs. In addition, retail sales growth was stronger-than-expected in November, which helped to alleviate concerns about anecdotes of soft holiday sales. Regional manufacturing surveys also picked up in December, signaling that production was accelerating. Lastly, investors were encouraged by a smooth presidential election. A swift outcome in the election helped to eradicate fears of a long, contentious process. The establishment of Republican Party dominance reassured investors that taxes on capital gains and dividends would not be raised.

     Unfortunately, that end-of-year momentum quickly diminished during the first four months of 2005. Equities fell on concerns about higher interest rates all along the yield curve. The market became anxious about higher short-term rates during the first week of the year, when the Federal Open Market Committee
(FOMC) released the minutes from its December 2004 meeting stating that, "Some participants believed that the prolonged period of policy accommodation had generated a significant degree of liquidity that might be contributing to signs of potentially excessive risk-taking in financial markets." As a result, investors became concerned that the Federal Reserve Bank (the "Fed") was willing to raise short-term interest rates aggressively not only to keep inflation under control, but also to discourage speculative risk-taking in asset markets. In February, Fed Chairman Greenspan tried to boost long-term rates by saying that a recent fall in 10-year Treasury yields (which had been supporting equity valuations) remained "a conundrum." Yields on 10-year bonds subsequently moved higher, and risk assets suffered more. Long bond yields were also driven upward by higher-than-expected consumer (CPI) and producer (PPI) inflation, as well as high energy prices. Headline CPI and PPI each rose 0.4% higher than expected in February, while WTI crude oil surged to nearly $57 per barrel near the end of March. Concerns that the Federal Reserve's tightening cycle would cause a slowdown in economic growth became fully apparent in April. Investors became worried about a drop-off in U.S. consumer spending after it was reported that core (non-auto) retail sales grew only 0.1% in the most recent month, far lower than the 0.5% gain expected. There was also apprehension about a slowdown in the manufacturing sector, as the Empire State manufacturing survey fell from a reading of 20.2 in March to only 3.1 in April (much lower than the expected value of 18.0). These fears were exacerbated by the far weaker-than-expected durable goods report. Ultimately, the term "stagflation" reared its ugly head as investors worried that inflation would continue to accelerate, even if economic growth slowed materially. Much of the recent pickup in inflation was attributable to gains in energy prices, as the four-week average of the price of consumer gasoline nationwide rose another 8% during April, to finish at $2.29 per gallon.

     Favorable news from Corporate America has helped the markets so far this year. Consensus estimates of profit growth for the fourth quarter of 2004 rose to 20.4% from 15.2% during January and February. Moreover, the consensus estimate of the first quarter 2005 profit growth rose to 13.6% from 8.2% during the month of April, with over 75% of S&P 500 companies reporting. There were also indications that corporations were supported by large and growing cash reserves on balance sheets, which would better enable them to weather potentially rocky times ahead. However, company "guidance" about earnings expectations for the balance of the year was not quite as encouraging. The consensus expectation for the second quarter growth fell to 7.2% from 8.8% in April.

     In specific markets terms, during the six-month period ending April 2005, the S&P 500 rose 3.3% overall, driven entirely by the gains in late 2004. Value continued its prolonged outperformance relative to growth as the pace of the economic recovery became a concern, with the Russell 1000 Value returning 6.7% and the Russell 1000 Growth rising a modest 1.1%. Small cap's reign in recent years faltered as the Russell 2000 Index fell 0.2%. Within the Russell 1000 Growth Index, more defensive sectors like utilities, energy and REITs were the best performers, while more cyclically sensitive areas such as finance and autos & transportation lagged. Retail underperformed as a whole and was dragged down by lower-end retailers feeling the brunt of higher gas prices on their customers. The insurance sector also declined as a whole as some of the industry's most prominent names were involved in scandal.

PERFORMANCE OVERVIEW
AMERICAN BEACON SMALL CAP VALUE FUND(SM)
April 30, 2005 (Unaudited)
--------------------------------------------------------------------------------

     The Institutional Class of the Small Cap Value Fund returned 3.56% for the six months ended April 30, 2005, outperforming the Russell 2000 Value Index ("Index") return of 1.52% and nearly matching the Lipper Small-Cap Value Funds Index return of 3.58% for the same period.

                                     ANNUALIZED TOTAL RETURNS
                               ------------------------------------
                                      PERIODS ENDED 4/30/05
                               ------------------------------------
                                                             SINCE
                               6 MONTHS   1 YEAR   5 YEARS   INCEP.
                               --------   ------   -------   ------
Institutional Class(1).......    3.56%     9.98%    20.30%   14.40%
PlanAhead Class(1,2).........    3.46%     9.74%    19.97%   14.11%
Service Class(1,3)...........    3.31%     9.47%    19.83%   14.01%
AMR Class(1,2)...............    3.73%    10.31%    20.64%   14.71%
Lipper Small-Cap Value Funds
 Index.......................    3.58%     9.83%    14.19%   11.79%
Russell 2000 Value Index.....    1.52%     9.80%    14.07%   11.45%

Russell 2000 (R) Value Index is a service mark of the Frank Russell Company. The Russell 2000 Value Index is an unmanaged index of those stocks in the Russell 2000 Index with below-average price-to-book ratios and below-average forecasted growth values.

1. Performance shown is historical and may not be indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is as of date indicated and may differ from current performance. To obtain performance as of the most recent month end, please visit www.americanbeaconfunds.com or call 1-800-967-9009. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares.

2. Fund performance for the since inception period represents the total returns achieved by the Institutional Class from 12/31/98 up to 3/1/99, the inception date of the PlanAhead and AMR Classes, and the returns of the PlanAhead and AMR Classes since inception of these Classes. Expenses of the PlanAhead Class are higher than those of the Institutional Class. As a result, total returns shown may be higher than they would have been had the PlanAhead Class been in existence since 12/31/98. Expenses of the AMR Class are lower than those of the Institutional Class. As a result, total returns shown may be lower than they would have been had the AMR Class been in existence since 12/31/98.

3. Fund performance for the five-year and since inception periods represents the total returns achieved by the Institutional Class from 12/31/98 up to 3/1/99, the returns of the PlanAhead Class from 3/1/99 up to 5/1/03 (the inception date of the Service Class), and the returns of the Service Class since its inception. Expenses of the Service Class are higher than those of the Institutional and PlanAhead Classes. As a result, total returns shown may be higher than they would have been had the Service Class been in existence since 12/31/98.

     The Fund generated positive returns in every sector except Financials and Telecommunication Services and outperformed the Index in seven out of ten sectors during the period. Most of the Fund's excess return is attributable to stock selection, although sector allocation also added to the Fund's relative performance.

     Stock selection in the Health Care and Information Technology sectors had the greatest impact. Positions in Triad Hospitals, Inc. (up 55.2%), Sola International, Inc. (up 45.9%), Health Net, Inc. (up 40.3%) and Universal Health Services, Inc. (up 37.0%) were the major contributors to the Health Care sector's positive impact on the Fund's performance. Holdings such as Western Digital Corp. (up 52.3%) and MEMC Electronic Materials, Inc. (up 24.8%) in the Information Technology sector contributed significantly. The Industrials sector detracted from performance, mostly due to a large position in Insituform Technologies, Inc. (down 24.8%).

     The Fund's large underweighting in the Financials sector, which was the second worst performing sector of the Index, also contributed to the Fund's excess performance relative to the Index.

     The sub-advisors continue to focus on stock selection, to uncover investment opportunities that should benefit the Fund's performance over the longer-term.

     Investing in the securities of small capitalization companies involves greater risk and the possibility of greater price volatility than investing in larger capitalization and more established companies.

PERFORMANCE OVERVIEW
AMERICAN BEACON SMALL CAP VALUE FUND(SM) -- CONTINUED
April 30, 2005 (Unaudited)
--------------------------------------------------------------------------------

TOP TEN HOLDINGS

                                                     % OF
                                                  NET ASSETS
                                                  ----------
Del Monte Foods Company                              0.9%
The Men's Wearhouse, Incorporated                    0.9%
Valassis Communications, Incorporated                0.8%
American Financial Group, Incorporated               0.8%
Arrow Electronics, Incorporated                      0.8%
Advance Auto Parts, Incorporated                     0.7%
Encore Acquisition Company                           0.7%
NSTAR                                                0.7%
Allmerica Financial Corporation                      0.7%
Protective Life Corporation                          0.7%

SECTOR ALLOCATION

                                                      % OF
                                                    EQUITIES
                                                    --------
Financials                                           22.4%
Consumer Discretionary                               21.8%
Industrials                                          16.4%
Utilities                                             9.8%
Information Technology                                9.4%
Materials                                             6.6%
Health Care                                           5.4%
Consumer Staples                                      4.4%
Energy                                                3.8%

FUND EXPENSE EXAMPLE

     As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, administrative service fees, distribution (12b-1) fees, and other Fund expenses. The examples below are intended to help you understand the ongoing cost (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

     The examples are based on an investment of $1,000 invested at the beginning of the period in each Class and held for the entire period from November 1, 2004 through April 30, 2005.

ACTUAL EXPENSES

     The "Actual" lines of the table provide information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. Shareholders of the PlanAhead and Institutional Classes that invest in the Fund through an IRA may be subject to a custodial IRA fee of $12 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $12 higher.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

     The "Hypothetical" lines of the table provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed 5% per year rate of return before expenses (not the Fund's actual return). You may compare the ongoing costs of investing in the Fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. Shareholders of the PlanAhead and Institutional Classes that invest in the Fund through an IRA may be subject to a custodial IRA fee of $12 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $12 higher.

     You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs charged by the Fund. Similarly, the expense examples for other funds do not reflect any transaction costs charged by those funds, such as sales charges (loads), redemption fees or exchange fees. Therefore, the "Hypothetical" lines of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. If you were subject to any transaction costs during the period, your costs would have been higher.

PERFORMANCE OVERVIEW
AMERICAN BEACON SMALL CAP VALUE FUND(SM) -- CONTINUED
April 30, 2005 (Unaudited)
--------------------------------------------------------------------------------

                           BEGINNING    ENDING
                            ACCOUNT     ACCOUNT     EXPENSES PAID
                             VALUE       VALUE     DURING PERIOD*
                            11/1/04     4/30/05    11/1/04-4/30/05
                           ---------   ---------   ---------------
INSTITUTIONAL CLASS
Actual                     $1,000.00   $1,035.64        $4.24
Hypothetical               $1,000.00   $1,020.63        $4.24
  (5% return before expenses)
PLANAHEAD CLASS
Actual                     $1,000.00   $1,034.65        $5.48
Hypothetical               $1,000.00   $1,019.41        $5.43
  (5% return before expenses)
SERVICE CLASS
Actual                     $1,000.00   $1,033.10        $6.77
Hypothetical               $1,000.00   $1,018.14        $6.72
  (5% return before expenses)
AMR CLASS
Actual                     $1,000.00   $1,037.28        $2.90
Hypothetical               $1,000.00   $1,021.95        $2.87
  (5% return before expenses)

* Expenses are equal to the Fund's annualized expense ratios for the six-month period of 0.84%, 1.09%, 1.34%, 0.57%, for the Institutional, PlanAhead, Service, and AMR Classes, respectively, multiplied by the average account value over the period, multiplied by the number derived by dividing the number of days in the most recent fiscal half-year
    (181) by days in the year (365) to reflect the half-year period.

AMERICAN BEACON SMALL CAP VALUE FUND
SCHEDULE OF INVESTMENTS
April 30, 2005 (Unaudited)
--------------------------------------------------------------------------------

                                   SHARES       VALUE
                                ------------   --------
                                (DOLLARS IN THOUSANDS)
COMMON STOCK - 91.74%
CONSUMER DISCRETIONARY - 19.97%
AUTO COMPONENTS - 2.61%
American Axle & Manufacturing
  Holdings, Incorporated(+)...       290,500   $  5,799
Arvinmeritor, Incorporated....       420,300      4,993
Bandag, Incorporated(+).......        59,300      2,576
Bandag, Incorporated, A
  Shares......................         3,600        139
Borg-Warner Automotive,
  Incorporated................       186,100      8,509
Cooper Tire & Rubber
  Company(+)..................       338,900      5,914
Dana Corporation(+)...........       728,800      8,323
Group 1 Automotive,
  Incorporated+(+)............       279,300      7,024
Hayes Lemmerz International,
  Incorporated+(+)............       279,200      1,499
Lear Corporation..............       152,700      5,175
Sonic Automotive,
  Incorporated................       190,400      3,745
Superior Industries
  International,
  Incorporated(+).............       179,500      3,649
TRW Automotive Holdings
  Corporation+................        59,900      1,067
Westinghouse Air Brake
  Technologies Corporation....       101,900      2,038
                                               --------
    TOTAL AUTO COMPONENTS.....                   60,450
                                               --------
AUTOMOBILES - 0.08%
Winnebago Industries,
  Incorporated(+).............        64,200      1,871
                                               --------
    TOTAL AUTOMOBILES.........                    1,871
                                               --------
HOTELS RESTAURANTS & LEISURE - 2.30%
Aztar Corporation+............       196,600      5,369
Blockbuster, Incorporated(+)..       327,300      3,240
Bob Evans Farms,
  Incorporated................       159,686      3,258
CEC Entertainment,
  Incorporated+...............       162,500      5,883
Intrawest Corporation.........       233,500      4,703
Jack in the Box,
  Incorporated+(+)............       121,400      4,438
Jameson Inns, Incorporated....       787,100      1,196
Kerzner International
  Limited+(+).................       177,000      9,751
La Quinta Corporation+........       192,200      1,672
Landry's Restaurants,
  Incorporated................       103,300      2,686
Lodgian, Incorporated+........       357,700      3,058
Magna Entertainment
  Corporation+(+).............       513,500      2,691
Papa John's International,
  Incorporated+(+)............        41,600      1,426

                                   SHARES       VALUE
                                ------------   --------
                                (DOLLARS IN THOUSANDS)
Ryans Restaurant Group,
  Incorporated+...............        35,150   $    446
Steiner Leisure Limited+......       115,700      3,467
Sunterra Corporation+.........         7,400        115
                                               --------
    TOTAL HOTELS RESTAURANTS &
      LEISURE.................                   53,399
                                               --------
HOUSEHOLD DURABLES - 4.91%
American Greetings
  Corporation(+)..............       489,600     11,090
Beazer Homes USA,
  Incorporated(+).............       240,600     10,971
Ethan Allen Interiors,
  Incorporated(+).............       185,500      5,589
Furniture Brands
  International,
  Incorporated(+).............       492,700      9,549
Helen of Troy Limited+........       369,300     10,318
Hooker Furniture
  Corporation.................       129,000      2,154
La-Z-Boy, Incorporated(+).....       491,500      5,819
Lifetime Hoan Corporation(+)..        85,200      1,436
William Lyon Homes+(+)........        51,000      4,509
M.D.C. Holdings,
  Incorporated................       136,773      8,942
Matthews International
  Corporation(+)..............        56,000      1,994
Maytag Corporation(+).........       133,100      1,290
Modtech Holdings,
  Incorporated+(+)............       210,400      1,685
Standard Pacific
  Corporation.................       147,100     10,534
Stanley Furniture Company,
  Incorporated................        57,800      2,419
The Toro Company..............       111,700      4,615
Tupperware Corporation(+).....       269,500      5,687
WCI Communities,
  Incorporated+(+)............       416,200     11,666
The Yankee Candle Company,
  Incorporated................       132,200      3,674
                                               --------
    TOTAL HOUSEHOLD
      DURABLES................                  113,941
                                               --------
INTERNET & CATALOG RETAIL - 0.27%
School Specialty,
  Incorporated+(+)............       166,918      6,194
                                               --------
    TOTAL INTERNET & CATALOG
      RETAIL..................                    6,194
                                               --------
LEISURE EQUIPMENT & PRODUCTS - 0.44%
Brunswick Corporation.........       147,800      6,208
Callaway Golf Company(+)......       209,500      2,258
Hutchinson Technology,
  Incorporated+(+)............        46,500      1,722
                                               --------
    TOTAL LEISURE EQUIPMENT &
      PRODUCTS................                   10,188
                                               --------

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN BEACON SMALL CAP VALUE FUND
SCHEDULE OF INVESTMENTS -- CONTINUED
April 30, 2005 (Unaudited)
--------------------------------------------------------------------------------

                                   SHARES       VALUE
                                ------------   --------
                                (DOLLARS IN THOUSANDS)
MEDIA - 0.86%
Courier Corporation(+)........        46,600   $  2,273
R.H. Donnelley Corporation+...        45,000      2,563
Gemstar TV-Guide
  International,
  Incorporated+...............       673,500      2,593
Gray Television,
  Incorporated................       178,400      2,346
Journal Communications,
  Incorporated(+).............        54,700        842
Journal Register Company+.....       249,550      3,948
The Reader's Digest
  Association, Incorporated...       202,200      3,438
Source Interlink Companies,
  Incorporated+(+)............       176,900      1,852
                                               --------
    TOTAL MEDIA...............                   19,855
                                               --------
MULTILINE RETAIL - 0.55%
BJ's Wholesale Club,
  Incorporated+...............       180,500      4,810
Burlington Coat Factory
  Warehouse Corporation.......       195,200      5,378
Dillard's, Incorporated.......        77,100      1,794
ShopKo Stores,
  Incorporated+(+)............        32,800        786
                                               --------
    TOTAL MULTILINE RETAIL....                   12,768
                                               --------
SPECIALTY RETAIL - 6.67%
Advance Auto Parts,
  Incorporated+...............       320,900     17,120
AnnTaylor Stores
  Corporation+................       119,000      2,914
Jos. A. Bank Clothiers,
  Incorporated+(+)............       124,500      4,084
Barnes & Noble,
  Incorporated+...............       236,500      8,419
Big 5 Sporting Goods
  Corporation.................       158,000      3,775
Borders Group, Incorporated...       450,900     10,907
Brookstone, Incorporated+(+)..       222,450      4,398
Buckle, Incorporated(+).......        16,200        557
Charming Shoppes,
  Incorporated+...............       777,085      5,782
Claire's Stores,
  Incorporated................       571,700     12,475
Cost Plus, Incorporated+(+)...       130,500      3,026
CSK Auto Corporation+.........       158,000      2,451
GameStop Corporation+.........       140,319      3,275
Genesco, Incorporated+(+).....        16,700        430
Global Imaging Systems,
  Incorporated+...............        67,100      2,328
Handleman Company(+)..........        26,900        467
Linens 'n Things,
  Incorporated+...............       273,100      6,371
The Men's Wearhouse,
  Incorporated+(+)............       504,800     20,833
Pier 1 Imports,
  Incorporated(+).............       145,600      2,114
Regis Corporation.............       202,500      7,235
Rent-A-Center,
  Incorporated+...............        18,850        453
Saks Incorporated+(+).........       139,400      2,375

                                   SHARES       VALUE
                                ------------   --------
                                (DOLLARS IN THOUSANDS)
Stage Stores,
  Incorporated+(+)............       107,587   $  4,069
Talbots, Incorporated.........       177,600      4,538
United Auto Group,
  Incorporated(+).............        29,900        847
United Rentals,
  Incorporated+(+)............       370,900      6,821
Wabash National
  Corporation(+)..............       251,900      6,423
Zale Corporation+.............       371,200     10,034
                                               --------
    TOTAL SPECIALTY RETAIL....                  154,521
                                               --------
TEXTILES & APPAREL - 1.28%
Brown Shoe Company,
  Incorporated................         4,300        133
Tommy Hilfiger Corporation+...       224,700      2,458
Kellwood Company(+)...........       165,200      4,219
K-Swiss, Incorporated(+)......        72,300      2,169
Steven Madden Limited+(+).....        93,100      1,479
Russell Corporation...........       130,400      2,283
The Timberland Company+.......        86,900      6,000
The Warnaco Group,
  Incorporated+(+)............       491,100     11,030
                                               --------
    TOTAL TEXTILES &
      APPAREL.................                   29,771
                                               --------
    TOTAL CONSUMER
      DISCRETIONARY...........                  462,958
                                               --------
CONSUMER STAPLES - 4.01%
FOOD & DRUG RETAILING - 0.75%
The Great Atlantic & Pacific
  Tea Company,
  Incorporated+(+)............        55,300        867
Longs Drug Stores
  Corporation.................        92,800      3,373
Pathmark Stores,
  Incorporated+...............       360,400      2,782
Performance Food Group
  Company+....................       189,600      5,099
Ruddick Corporation...........       231,600      5,202
                                               --------
    TOTAL FOOD & DRUG
      RETAILING...............                   17,323
                                               --------
FOOD PRODUCTS - 2.47%
American Italian Pasta
  Company(+)..................       268,100      6,343
Chiquita Brands International,
  Incorporated................       227,600      5,702
Del Monte Foods Company+(+)...     2,024,000     21,110
Del Monte Fresh Produce
  Company(+)..................       104,900      3,032
Green Mountain Coffee
  Roasters, Incorporated+(+)..        75,400      1,948
J&J Snack Foods Corporation...        41,700      2,041
Lance, Incorporated...........       129,600      2,136
Ralcorp Holdings,
  Incorporated+...............       153,200      6,070
Sensient Technologies
  Corporation(+)..............       279,900      5,601

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN BEACON SMALL CAP VALUE FUND
SCHEDULE OF INVESTMENTS -- CONTINUED
April 30, 2005 (Unaudited)
--------------------------------------------------------------------------------

                                   SHARES       VALUE
                                ------------   --------
                                (DOLLARS IN THOUSANDS)
Smithfield Foods,
  Incorporated+...............       111,000   $  3,359
                                               --------
    TOTAL FOOD PRODUCTS.......                   57,342
                                               --------
HOUSEHOLD PRODUCTS - 0.19%
Blyth, Incorporated(+)........       159,500      4,372
                                               --------
    TOTAL HOUSEHOLD
      PRODUCTS................                    4,372
                                               --------
PERSONAL PRODUCTS - 0.28%
NBTY, Incorporated+...........       304,000      6,481
                                               --------
    TOTAL PERSONAL PRODUCTS...                    6,481
                                               --------
TOBACCO - 0.32%
Schweitzer Mauduit
  International,
  Incorporated................        13,000        380
Universal Corporation.........       153,000      6,984
                                               --------
    TOTAL TOBACCO.............                    7,364
                                               --------
    TOTAL CONSUMER STAPLES....                   92,882
                                               --------
ENERGY - 3.50%
ENERGY EQUIPMENT & SERVICES - 1.64%
Dril-Quip, Incorporated+......        63,000      1,836
FMC Technologies,
  Incorporated+...............       204,600      6,206
MDU Resources Group,
  Incorporated(+).............       215,500      5,825
Newpark Resources,
  Incorporated+...............       258,400      1,553
Offshore Logistics,
  Incorporated+...............         8,600        249
Oil States International,
  Incorporated+...............       155,000      3,148
TETRA Technologies,
  Incorporated+...............       146,900      3,971
Tidewater, Incorporated(+)....       305,700     10,537
Universal Compression
  Holdings, Incorporated+.....        82,400      2,892
Veritas DGC,
  Incorporated+(+)............        67,100      1,718
                                               --------
    TOTAL ENERGY EQUIPMENT &
      SERVICES................                   37,935
                                               --------
OIL & GAS - 1.86%
Berry Petroleum Company.......         2,900        136
Cimarex Energy Company+(+)....       117,400      4,168
Encore Acquisition
  Company+(+).................       439,500     16,138
Forest Oil Corporation+.......        65,400      2,520
Giant Industries,
  Incorporated+(+)............       115,200      3,008
The Houston Exploration
  Company+....................        56,400      2,873
Newfield Exploration
  Company+....................        14,800      1,051

                                   SHARES       VALUE
                                ------------   --------
                                (DOLLARS IN THOUSANDS)
Plains Exploration and
  Production Company LP+......         6,900   $    222
Pogo Producing Company........        99,800      4,492
Southwest Gas Corporation.....        32,200        788
Stone Energy Corporation+(+)..       172,900      7,770
                                               --------
    TOTAL OIL & GAS...........                   43,166
                                               --------
    TOTAL ENERGY..............                   81,101
                                               --------
FINANCIALS - 20.49%
BANKS - 7.27%
Ace Cash Express,
  Incorporated+...............       155,700      3,425
Alabama National
  BanCorporation(+)...........        34,100      1,950
Americredit Corporation+......        70,300      1,645
Anchor BanCorp Wisconsin,
  Incorporated................        51,138      1,351
Bancorp South,
  Incorporated(+).............       354,200      7,498
Bank Hawaii Corporation.......       187,600      8,883
Chemical Financial
  Corporation(+)..............       134,178      4,020
Chittenden Corporation........       214,125      5,377
City National Corporation.....        30,700      2,164
Colonial BancGroup,
  Incorporated................       454,700     10,031
Commercial Federal
  Corporation.................       233,000      6,084
Community Bank System,
  Incorporated(+).............       110,000      2,434
Corus Bankshares,
  Incorporated................         6,787        331
Cullen/Frost Bankers,
  Incorporated................       166,000      7,191
Downey Financial Corporation..        23,500      1,521
First Commonwealth Financial
  Corporation.................       156,600      2,061
First Republic Bank(+)........        87,100      2,725
FirstFed Financial
  Corporation+................        13,000        658
F.N.B. Corporation(+).........        60,000      1,137
Frontier Financial
  Corporation(+)..............        36,869      1,330
Great American Financial
  Resources, Incorporated.....        80,800      1,284
Greater Bay Bancorp(+)........        79,000      1,988
Hudson United Bancorp.........       256,500      8,788
International Bancshares
  Corporation.................       184,903      6,647
Irwin Financial
  Corporation(+)..............       184,600      3,705
ITLA Capital Corporation+.....         3,500        161
MAF Bancorp, Incorporated.....        12,200        493
NBT Bancorp, Incorporated.....       103,135      2,143
Pacific Capital Bancorp.......        99,100      2,857
PFF Bancorp, Incorporated(+)..         8,400        235
Provident Bancorp,
  Incorporated................       159,200      1,686

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN BEACON SMALL CAP VALUE FUND
SCHEDULE OF INVESTMENTS -- CONTINUED
April 30, 2005 (Unaudited)
--------------------------------------------------------------------------------

                                   SHARES       VALUE
                                ------------   --------
                                (DOLLARS IN THOUSANDS)
Provident Bankshares
  Corporation.................       113,720   $  3,330

R&G Financial Corporation.....        99,300      1,411

Republic Bancorp,
  Incorporated(+).............       333,817      4,233

S&T Bancorp, Incorporated(+)..        10,511        355

Santander BanCorp(+)..........        56,300      1,248

Sky Financial Group,
  Incorporated(+).............       466,794     12,183

Southwest Bancorp,
  Incorporated................       218,800      3,632

Sterling Bancshares,
  Incorporated................       146,200      1,963

Sterling Financial
  Corporation+................        53,000      1,733

Summit Bancshares,
  Incorporated(+).............        81,500      1,340

Susquehanna Bancshares,
  Incorporated................       215,000      4,521

TierOne Corporation...........        25,600        596

Timberland Bancorp,
  Incorporated(+).............        14,800        342

Trustmark Corporation(+)......       301,765      8,305

United Bankshares,
  Incorporated................        77,571      2,375

Washington Federal,
  Incorporated................       356,994      7,957

Webster Financial Corporation
  of Waterbury................       242,000     10,999

Westcorp, Incorporated........         7,000        313
                                               --------

    TOTAL BANKS...............                  168,639
                                               --------

DIVERSIFIED FINANCIALS - 2.03%

Affiliated Managers Group,
  Incorporated+...............        62,200      3,889

American Capital Strategies
  Limited.....................       137,200      4,387

Asset Acceptance Capital
  Corporation+................       123,900      2,534

Assured Guaranty Limited......       166,900      3,181

Asta Funding, Incorporated....       119,800      2,504

Cash America International,
  Incorporated................       122,400      1,818

Financial Federal
  Corporation.................        88,500      3,124

First Cash Financial Services,
  Incorporated+...............       238,600      4,662

                                   SHARES       VALUE
                                ------------   --------
                                (DOLLARS IN THOUSANDS)

IndyMac Bancorp,
  Incorporated................        68,300   $  2,628

Knight Trading Group,
  Incorporated+(+)............       788,100      6,644

Metris Companies,
  Incorporated+(+)............       278,300      3,373

Raymond James Financial,
  Incorporated................       308,600      8,323
                                               --------

    TOTAL DIVERSIFIED
      FINANCIALS..............                   47,067
                                               --------

INSURANCE - 8.71%

21st Century Insurance
  Group.......................       220,000      2,900

Alfa Corporation..............        78,403      1,080

Allmerica Financial
  Corporation+................       459,700     15,432

American Financial Group,
  Incorporated(+).............       591,400     18,387

American National Insurance
  Company.....................        24,717      2,536

AmerUs Group Company(+).......       202,900      9,538

Arch Capital Group Limited+...        98,300      3,931

Aspen Insurance Holdings
  Limited.....................       161,700      4,414

Bristol West Holdings,
  Incorporated................       236,600      3,568

Commerce Group, Incorporated..        76,100      4,496

Conseco, Incorporated+(+).....       238,300      4,585

Delphi Financial Group,
  Incorporated................       167,500      6,955

Direct General
  Corporation(+)..............       228,513      4,058

FBL Financial Group,
  Incorporated................       164,000      4,297

First American Corporation....       178,000      6,372

Fremont General
  Corporation(+)..............        31,700        688

Arthur J. Gallagher &
  Company.....................       269,600      7,506

HCC Insurance Holdings,
  Incorporated................       117,300      4,172

Hilb Rogal & Hobbs
  Company(+)..................       140,400      4,915

Horace Mann Educators
  Corporation.................        93,500      1,532

Infinity Property and Casualty
  Corporation.................       115,098      3,735

KMG America Corporation+......       267,200      2,469

LandAmerica Financial Group,
  Incorporated................        30,500      1,513

Max Re Capital Limited........       203,800      4,473

Mercury General
  Corporation(+)..............        91,800      4,853

National Western Life
  Insurance Company+..........         2,500        413

The Navigators Group,
  Incorporated+...............       136,200      4,358

Odyssey Re Holdings
  Corporation(+)..............       364,800      8,296

Ohio Casualty
  Corporation+(+).............       226,232      5,305

PartnerRe Limited.............        62,000      3,613

Platinum Underwriters Holdings
  Limited.....................       120,900      3,579

Protective Life Corporation...       396,100     15,147

Reinsurance Group of America,
  Incorporated................       325,900     14,574

Scottish Re Group Limited(+)..       137,400      3,226

StanCorp Financial Group,
  Incorporated................        68,900      5,272

Stewart Information Services
  Corporation.................        12,900        465

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN BEACON SMALL CAP VALUE FUND
SCHEDULE OF INVESTMENTS -- CONTINUED
April 30, 2005 (Unaudited)
--------------------------------------------------------------------------------

                                   SHARES       VALUE
                                ------------   --------
                                (DOLLARS IN THOUSANDS)
Triad Guaranty,
  Incorporated+(+)............        64,600   $  3,250
UICI..........................        56,700      1,317
United America Indemnity
  Limited+....................       263,497      4,748
                                               --------
    TOTAL INSURANCE...........                  201,968
                                               --------
REAL ESTATE - 2.48%
Aames Investment Corporation..       479,400      4,051
Alexandria Real Estate
  Equities, Incorporated......        44,200      3,042
American Financial Realty
  Trust.......................       338,100      5,183
Bluegreen Corporation+........       121,900      1,691
Boykin Lodging Company+(+)....       209,400      2,039
Capital Automotive REIT.......       101,900      3,463
Capital Lease Funding,
  Incorporated(+).............       134,900      1,508
Capital Trust,
  Incorporated(+).............        87,900      2,960
Fieldstone Investment
  Corporation.................       377,800      4,825
Government Properties Trust,
  Incorporated(+).............        22,900        226
Innkeepers USA Trust..........       230,000      3,052
Jones Lang LaSalle,
  Incorporated+...............       138,500      5,194
LaSalle Hotel Properties......        83,000      2,522
MI Developments,
  Incorporated................       386,100     11,382
MortgageIT Holdings,
  Incorporated(+).............        87,400      1,486
Mission West Properties,
  Incorporated(+).............       222,200      2,255
Redwood Trust, Incorporated...        31,200      1,564
Thomas Properties Group,
  Incorporated+...............        76,100        985
                                               --------
    TOTAL REAL ESTATE.........                   57,428
                                               --------
    TOTAL FINANCIALS..........                  475,102
                                               --------
HEALTH CARE - 4.98%
BIOTECHNOLOGY - 0.02%
Albany Molecular Research,
  Incorporated+...............        37,183        351
                                               --------
    TOTAL BIOTECHNOLOGY.......                      351
                                               --------
HEALTH CARE EQUIPMENT & SUPPLIES - 0.41%
CONMED Corporation+...........        34,728      1,032
Haemonetics Corporation+......       107,900      4,615
PolyMedica Corporation........       127,000      3,936
                                               --------
    TOTAL HEALTH CARE
      EQUIPMENT & SUPPLIES....                    9,583
                                               --------
HEALTH CARE PROVIDERS & SERVICES - 3.47%
Amedisys, Incorporated+(+)....       177,700      5,333
America Service Group,
  Incorporated+...............       101,600      2,308

                                   SHARES       VALUE
                                ------------   --------
                                (DOLLARS IN THOUSANDS)
AMN Healthcare Services,
  Incorporated+(+)............        19,900   $    294
Apria Healthcare Group,
  Incorporated+...............       347,800     10,469
Health Net, Incorporated+.....       413,400     14,068
Hooper Holmes, Incorporated...       461,130      1,688
Kindred Healthcare,
  Incorporated+...............       195,100      6,419
Magellan Health Services,
  Incorporated+(+)............        81,000      2,759
MedQuist, Incorporated+(+)....         4,000         54
Owens & Minor, Incorporated...        61,200      1,775
Pediatrix Medical Group,
  Incorporated+...............        49,400      3,364
ResCare, Incorporated+........       233,400      3,335
Sierra Health Services,
  Incorporated+...............        56,100      3,629
Triad Hospitals,
  Incorporated+...............       257,000     13,171
Universal Health Services,
  Incorporated................       172,600      9,793
U.S. Physical Therapy,
  Incorporated+...............       140,600      2,029
                                               --------
    TOTAL HEALTH CARE
      PROVIDERS & SERVICES....                   80,488
                                               --------
PHARMACEUTICALS - 1.08%
Andrx Corporation+(+).........       109,800      2,186
ISTA Pharmaceuticals,
  Incorporated+(+)............        49,021        373
King Pharmaceuticals,
  Incorporated+...............       695,700      5,565
The Medicines Company+........       111,000      2,370
Watson Pharmaceuticals,
  Incorporated+...............       487,200     14,616
                                               --------
    TOTAL PHARMACEUTICALS.....                   25,110
                                               --------
    TOTAL HEALTH CARE.........                  115,532
                                               --------
INDUSTRIALS - 15.05%
AEROSPACE & DEFENSE - 0.44%
Cubic Corporation(+)..........       123,000      2,164
FTI Consulting,
  Incorporated+...............        11,300        250
Herley Industries,
  Incorporated+(+)............       178,500      3,236
TIMCO Aviation Servcies,
  Incorporated+*..............           410         --
United Defense Industrials,
  Incorporated(+).............        62,900      4,653
                                               --------
    TOTAL AEROSPACE &
      DEFENSE.................                   10,303
                                               --------

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN BEACON SMALL CAP VALUE FUND
SCHEDULE OF INVESTMENTS -- CONTINUED
April 30, 2005 (Unaudited)
--------------------------------------------------------------------------------

                                   SHARES       VALUE
                                ------------   --------
                                (DOLLARS IN THOUSANDS)
AIR FREIGHT & COURIERS - 0.11%
Covenant Transportation,
  Incorporated+...............       182,300   $  2,446
                                               --------
    TOTAL AIR FREIGHT &
      COURIERS................                    2,446
                                               --------
BUILDING PRODUCTS - 0.43%
Universal Fastener Products,
  Incorporated(+).............        42,500      1,618
York International
  Corporation.................       215,500      8,432
                                               --------
    TOTAL BUILDING PRODUCTS...                   10,050
                                               --------
COMMERCIAL SERVICES & SUPPLIES - 5.87%
Bowne & Company,
  Incorporated(+).............       721,800      9,398
The Brinks Company............       209,600      6,762
Casella Waste Systems,
  Incorporated+(+)............       136,900      1,614
Central Parking
  Corporation(+)..............       144,300      2,360
Concord Communications,
  Incorporated+(+)............       177,800      2,925
Convergys Corporation+........       637,200      8,258
Deluxe Corporation(+).........       263,400     10,518
eFunds Corporation+...........       147,700      3,229
Gevity HR, Incorporated.......       261,200      4,192
John H. Harland Company(+)....       112,500      4,050
IDEX Corporation..............       245,000      9,126
Kelly Services,
  Incorporated................       311,500      8,180
Labor Ready,
  Incorporated+(+)............       160,100      2,672
LECG Corporation+.............        55,300      1,146
Mac Gray Corporation+.........        39,100        335
McGrath Rentcorp..............       128,700      2,857
NCO Group, Incorporated+(+)...       157,391      2,932
PHH Corporation+..............       509,100     11,378
Pope & Talbot, Incorporated...       236,500      3,086
Sabre Holdings
  Corporation(+)..............       287,098      5,616
Spherion Corporation+.........       906,900      5,088
Steel Dynamics,
  Incorporated................       119,800      3,256
Steel Technologies,
  Incorporated................       194,600      3,734
Valassis Communications,
  Incorporated+...............       532,800     18,781
Waste Connections,
  Incorporated+...............       129,700      4,568
                                               --------
    TOTAL COMMERCIAL SERVICES
      & SUPPLIES..............                  136,061
                                               --------
CONSTRUCTION & ENGINEERING - 1.51%
Chicago Bridge & Iron Company
  N.V.(+).....................       175,500      3,928
Comfort Systems USA,
  Incorporated+...............       213,000      1,521
ElkCorp.......................       147,500      4,056

                                   SHARES       VALUE
                                ------------   --------
                                (DOLLARS IN THOUSANDS)
Florida Rock Industries,
  Incorporated................        34,300   $  1,992
Granite Construction,
  Incorporated................       141,800      3,202
Hovnanian Enterprises,
  Incorporated+...............       150,700      7,651
M/I Homes, Incorporated(+)....        42,600      1,947
Orleans Homebuilders,
  Incorporated................       128,100      2,221
The Shaw Group,
  Incorporated+...............       147,600      2,667
Technical Olympic USA,
  Incorporated................       278,300      5,858
                                               --------
    TOTAL CONSTRUCTION &
      ENGINEERING.............                   35,043
                                               --------
ELECTRICAL EQUIPMENT - 0.51%
Brady Corporation.............       373,600     11,077
Rayovac Corporation+..........        23,300        849
                                               --------
    TOTAL ELECTRICAL
      EQUIPMENT...............                   11,926
                                               --------
MACHINERY - 3.44%
AGCO Corporation+(+)..........       422,180      7,262
Briggs and Stratton
  Corporation.................       233,000      7,542
Circor International,
  Incorporated................        94,200      2,243
Esterline Technologies
  Corporation+................       150,500      4,864
Flowserve Corporation+........       358,100      9,941
GSI Lumonics,
  Incorporated+(+)............       385,400      3,014
Harsco Corporation............       163,300      8,761
Hughes Supply, Incorporated...       163,500      4,217
Kaydon Corporation............       326,400      8,956
MSC Industrial Direct Company,
  Incorporated................        74,000      1,988
Reliance Steel & Aluminum
  Company.....................        74,800      2,822
SPX Corporation(+)............       235,300      9,104
Terex Corporation+............       241,700      9,035
                                               --------
    TOTAL MACHINERY...........                   79,749
                                               --------
MARINE - 1.52%
Alexander & Baldwin,
  Incorporated................       175,000      7,128
Kirby Corporation+............       250,800     10,217
OMI Corporation...............       481,400      8,757
Overseas Shipholding Group,
  Incorporated................        79,300      4,475
Tsakos Energy Navigation
  Limited.....................       121,900      4,669
                                               --------
    TOTAL MARINE..............                   35,246
                                               --------

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN BEACON SMALL CAP VALUE FUND
SCHEDULE OF INVESTMENTS -- CONTINUED
April 30, 2005 (Unaudited)
--------------------------------------------------------------------------------

                                   SHARES       VALUE
                                ------------   --------
                                (DOLLARS IN THOUSANDS)
TRANSPORTATION - 1.22%
Arkansas Best Corporation.....       115,200   $  3,632
Central Freight Lines,
  Incorporated+(+)............       263,400        748
CP Ships Limited..............       235,600      3,314
Laidlaw International,
  Incorporated+...............       317,300      7,104
Overnite Corporation(+).......       189,900      5,693
SCS Transportation,
  Incorporated+...............       149,500      2,286
Yellow Roadway Corporation+...       111,600      5,468
                                               --------
    TOTAL TRANSPORTATION......                   28,245
                                               --------
    TOTAL INDUSTRIALS.........                  349,069
                                               --------
INFORMATION TECHNOLOGY - 8.63%
COMMUNICATIONS EQUIPMENT - 0.90%
C-COR, Incorporated+(+).......       349,100      2,308
Comtech Telecommunications
  Corporation+(+).............        90,950      3,193
Digi International,
  Incorporated+...............       194,600      2,072
McDATA Corporation+(+)........       557,500      1,717
MEMC Electronic Materials,
  Incorporated+...............       977,100     11,461
                                               --------
    TOTAL COMMUNICATIONS
      EQUIPMENT...............                   20,751
                                               --------
COMPUTERS & PERIPHERALS - 0.73%
Electronics for Imaging,
  Incorporated+...............       140,800      2,312
Komag, Incorporated+(+).......        70,800      1,665
Western Digital
  Corporation+(+).............     1,012,600     12,850
                                               --------
    TOTAL COMPUTERS &
      PERIPHERALS.............                   16,827
                                               --------
ELECTRONIC EQUIPMENT & INSTRUMENTS - 3.67%
Arrow Electronics,
  Incorporated+...............       724,900     17,644
Avnet, Incorporated+(+).......       755,100     14,264
IKON Office Solutions,
  Incorporated................       739,100      6,393
Ingram Micro, Incorporated+...       694,300     11,567
Littlefuse, Incorporated+.....       258,300      6,959
Newport Corporation+..........       197,900      2,721
Photon Dynamics,
  Incorporated+...............       116,500      2,254
Plexus Corporation+...........       524,300      6,349
Tech Data Corporation+........       264,300      9,655
Teleflex, Incorporated........         5,400        289
Vishay Intertechnology,
  Incorporated+...............       661,600      7,073
                                               --------
    TOTAL ELECTRONIC EQUIPMENT
      & INSTRUMENTS...........                   85,168
                                               --------

                                   SHARES       VALUE
                                ------------   --------
                                (DOLLARS IN THOUSANDS)
INTERNET SOFTWARE & SERVICES - 0.31%
EarthLink, Incorporated+(+)...       298,000   $  2,736
NIC, Inc+(+)..................       418,300      1,761
United Online,
  Incorporated+(+)............       314,000      2,760
                                               --------
    TOTAL INTERNET SOFTWARE &
      SERVICES................                    7,257
                                               --------
IT CONSULTING & SERVICES - 1.14%
BearingPoint,
  Incorporated+(+)............     1,567,800      9,705
Perot Systems
  Corporation+(+).............       321,300      4,058
Phase Forward
  Incorporated+(+)............       290,800      1,570
Reynolds and Reynolds
  Company.....................       418,800     11,044
                                               --------
    TOTAL IT CONSULTING &
      SERVICES................                   26,377
                                               --------
SEMICONDUCTOR EQUIPMENT & PRODUCTS - 0.67%
Axcelis Technologies,
  Incorporated+(+)............       595,552      3,698
Cymer, Incorporated+..........       111,100      2,754
Omnivision Technologies,
  Incorporated+(+)............       569,785      7,977
Silicon Storage Technology,
  Incorporated+...............       400,479      1,049
                                               --------
    TOTAL SEMICONDUCTOR
      EQUIPMENT & PRODUCTS....                   15,478
                                               --------
SOFTWARE - 1.21%
Borland Software
  Corporation+(+).............       340,300      1,977
Compuware Corporation+........       271,800      1,617
EPIQ Systems,
  Incorporated+(+)............       134,000      2,033
Informatica Corporation+......       220,700      1,706
Lawson Software,
  Incorporated+...............       574,800      3,035
Mentor Graphics
  Corporation+(+).............       785,800      7,025
Micromuse, Incorporated+......        68,000        352
Progress Software
  Corporation+................       152,200      4,061
SafeNet, Incorporated+(+).....        94,900      2,653
Sybase, Incorporated+(+)......       195,600      3,703
                                               --------
    TOTAL SOFTWARE............                   28,162
                                               --------
    TOTAL INFORMATION
      TECHNOLOGY..............                  200,020
                                               --------
MATERIALS - 6.08%
CHEMICALS - 2.91%
Agrium, Incorporated..........       615,800     10,961
Balchem Corporation...........        68,550      1,645
FMC Corporation+..............        92,000      4,508
H.B. Fuller Company(+)........       326,100      9,887

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN BEACON SMALL CAP VALUE FUND
SCHEDULE OF INVESTMENTS -- CONTINUED
April 30, 2005 (Unaudited)
--------------------------------------------------------------------------------

                                   SHARES       VALUE
                                ------------   --------
                                (DOLLARS IN THOUSANDS)
Hercules, Incorporated+.......       702,800   $  9,298
Lubrizol Corporation..........       372,600     14,446
PolyOne Corporation+..........     1,195,600      9,230
RPM International,
  Incorporated................       432,200      7,456
                                               --------
    TOTAL CHEMICALS...........                   67,431
                                               --------
CONSTRUCTION MATERIALS - 0.44%
Insituform Technologies,
  Incorporated+(+)............       532,200      7,935
Lafarge North America,
  Incorporated................        39,400      2,187
                                               --------
    TOTAL CONSTRUCTION
      MATERIALS...............                   10,122
                                               --------
CONTAINERS & PACKAGING - 0.47%
Longview Fibre Company(+).....       523,200      9,669
Silgan Holdings,
  Incorporated................        19,479      1,191
                                               --------
    TOTAL CONTAINERS &
      PACKAGING...............                   10,860
                                               --------
METALS & MINING - 1.84%
Arch Coal, Incorporated(+)....       146,300      6,487
Century Aluminum
  Company+(+).................       346,500      8,073
Compass Minerals
  International,
  Incorporated................       103,200      2,492
Foundation Coal Holdings,
  Incorporated+(+)............       278,000      6,491
NN, Incorporated(+)...........       163,900      2,057
Quanex Corporation............        85,000      4,289
RTI International Metals,
  Incorporated+...............       164,100      3,691
Worthington Industries,
  Incorporated................       551,200      8,963
                                               --------
    TOTAL METALS & MINING.....                   42,543
                                               --------
PAPER & FOREST PRODUCTS - 0.42%
Chesapeake Corporation........       292,600      5,683
Potlatch Corporation..........        86,200      4,071
                                               --------
    TOTAL PAPER & FOREST
      PRODUCTS................                    9,754
                                               --------
    TOTAL MATERIALS...........                  140,710
                                               --------
UTILITIES - 9.03%
ELECTRIC UTILITIES - 4.93%
Alliant Corporation...........       331,000      8,719
Cleco Corporation.............       203,600      4,158
DPL Inc. .....................       471,200     11,987
Duquesne Light Holdings,
  Incorporated(+).............       355,600      6,255
Great Plains Energy,
  Incorporated(+).............       442,200     13,522
Hawaiian Electric Industries,
  Incorporated(+).............       304,400      7,701
IDACORP, Incorporated.........       110,300      2,976

                                   SHARES       VALUE
                                ------------   --------
                                (DOLLARS IN THOUSANDS)
Northeast Utilities...........       694,200   $ 12,711
NSTAR.........................       285,800     15,473
OGE Energy Corporation........       437,800     12,083
PNM Resources, Incorporated...       255,350      7,060
Puget Energy, Incorporated....        24,100        517
WPS Resources Corporation(+)..       209,900     11,068
                                               --------
    TOTAL ELECTRIC
      UTILITIES...............                  114,230
                                               --------
GAS UTILITIES - 4.10%
AGL Resources, Incorporated...       353,300     12,224
Atmos Energy Corporation......       344,200      9,052
Edge Petroleum Corporation+...       261,200      3,661
Energen Corporation...........        15,700        973
Energy Partners Limited+......       244,800      5,596
National Fuel Gas Company(+)..       473,500     12,893
New Jersey Resources
  Corporation(+)..............       128,500      5,572
Nicor, Incorporated(+)........        30,800      1,139
ONEOK, Incorporated(+)........       279,800      8,075
Peoples Energy
  Corporation(+)..............       175,200      6,938
Remington Oil and Gas
  Corporation+................        89,100      2,599
Southern Union Company+.......       285,665      6,839
South Jersey Industries,
  Incorporated(+).............        39,600      2,152
UGI Corporation...............       122,900      6,173
Vectren Corporation(+)........       155,300      4,195
WGL Holdings,
  Incorporated(+).............       225,200      6,826
                                               --------
    TOTAL GAS UTILITIES.......                   94,907
                                               --------
    TOTAL UTILITIES...........                  209,137
                                               --------
    TOTAL COMMON STOCK........                 2,126,511
                                               --------
                                    PAR
                                   AMOUNT
                                ------------
SHORT-TERM INVESTMENTS - 20.64%
U.S. TREASURY BILLS - 0.55%
2.685%, Due 6/9/2005 (Note
  A)..........................  $     12,855     12,818
                                               --------
    TOTAL U.S. TREASURY
      BILLS...................                   12,818
                                               --------

                                  SHARES
                               ------------
OTHER SHORT-TERM INVESTMENTS - 20.090% (Note B)
American Beacon Enhanced Cash
  Trust (Notes B and C)......   225,108,141      225,108
American Beacon Money Market
  Select Fund (Notes B and
  C).........................   240,732,293      240,732
                                              ----------
    TOTAL OTHER SHORT-TERM
      INVESTMENTS............                    465,840
                                              ----------
    TOTAL SHORT-TERM
      INVESTMENTS............                    478,658
                                              ----------

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN BEACON SMALL CAP VALUE FUND
SCHEDULE OF INVESTMENTS -- CONTINUED
April 30, 2005 (Unaudited)
--------------------------------------------------------------------------------

                                                 VALUE
                                              -----------
                                              (DOLLARS IN
                                              THOUSANDS)
TOTAL INVESTMENTS - 112.38%
  (COST $2,549,523)..........                 $2,605,169
                                              ----------
LIABILITIES, NET OF OTHER
  ASSETS - (12.38%)..........                   (286,909)
                                              ----------
TOTAL NET ASSETS - 100%......                 $2,318,260
                                              ==========

---------------

(A) At April 30, 2005, security held as collateral for open futures contracts.

(B) The Fund/Trust is affiliated by having the same investment advisor. See Note 2.

(C) All or a portion of this security is purchased with cash collateral for securities loaned.

(+) - All or a portion of this security is on loan at April 30, 2005. See Note
5.

+ - Non-income producing security.

* - Valued at fair value pursuant to procedures approved by the Board of Trustees.

FUTURES CONTRACTS
(dollars in thousands)

                                                                                                     UNREALIZED
                                                                NO. OF     EXPIRATION    MARKET    APPRECIATION/
ISSUER                                                         CONTRACTS      DATE       VALUE     (DEPRECIATION)
------                                                         ---------   ----------   --------   --------------
Russell 2000................................................      602       June 2005   $174,851      $(10,322)
Emini Mini Russell..........................................      636       June 2005     36,945            59
                                                                                        --------      --------
                                                                                        $211,796      $(10,263)
                                                                                        ========      ========

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN BEACON SMALL CAP VALUE FUND
STATEMENT OF ASSETS AND LIABILITIES
April 30, 2005 (Unaudited) (in thousands)
--------------------------------------------------------------------------------

ASSETS:
    Investments in unaffiliated securities, at value(A C)...  $ 2,139,329
    Investments in affiliated securities, at value(B).......      465,840
    Receivable for investments sold.........................       13,236
    Dividends and interest receivable.......................        1,702
    Receivable for fund shares sold.........................       12,460
    Receivable for variation margin on open futures
     contracts..............................................        2,439
    Other assets............................................           88
                                                              -----------
        TOTAL ASSETS........................................    2,635,094
                                                              -----------
LIABILITIES:
    Payable for investments purchased.......................       40,413
    Payable upon return of securities loaned................      269,455
    Payable for fund shares redeemed........................        3,153
    Management and investment advisory fees payable (Note
     2).....................................................        3,236
    Administrative service and service fees payable.........          577
                                                              -----------
        TOTAL LIABILITIES...................................      316,834
                                                              -----------
NET ASSETS..................................................  $ 2,318,260
                                                              ===========
ANALYSIS OF NET ASSETS:
    Paid-in-capital.........................................    2,205,185
    Undistributed net investment income.....................        3,750
    Accumulated net realized gain (loss)....................       63,942
    Unrealized appreciation (depreciation) of investments,
     futures contracts and foreign currency.................       45,383
                                                              -----------
NET ASSETS..................................................  $ 2,318,260
                                                              ===========
Shares outstanding (no par value):
    Institutional Class.....................................   42,808,742
                                                              ===========
    PlanAhead Class.........................................   59,350,462
                                                              ===========
    Service Class...........................................    1,903,307
                                                              ===========
    AMR Class...............................................   20,803,117
                                                              ===========
Net asset value, offering and redemption price per share:
    Institutional Class.....................................  $     18.74
                                                              ===========
    PlanAhead Class.........................................  $     18.41
                                                              ===========
    Service Class...........................................  $     18.34
                                                              ===========
    AMR Class...............................................  $     18.67
                                                              ===========
---------------
(A) Cost of investments in unaffiliated securities..........  $ 2,083,683
(B) Cost of investments in affiliated securities............      465,840
(C) Market value of securities on loan......................      263,671

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN BEACON SMALL CAP VALUE FUND
STATEMENT OF OPERATIONS
Six Months Ended April 30, 2005 (Unaudited) (in thousands)
--------------------------------------------------------------------------------

INVESTMENT INCOME:
    Dividend income from unaffiliated securities (net of
     foreign taxes)*........................................  $ 12,490
    Dividend income from affiliated securities..............     2,134
    Interest income.........................................       137
    Income derived from commission recapture................       154
    Income derived from securities lending, net.............       271
                                                              --------
        TOTAL INVESTMENT INCOME.............................    15,186
                                                              --------
EXPENSES:
    Management and investment advisory fees (Note 2)........     5,131
    Administrative service fees (Note 2):
      Institutional Class...................................       785
      PlanAhead Class.......................................     1,082
      Service Class.........................................        29
    Transfer agent fees:
      Institutional Class...................................        73
      PlanAhead Class.......................................        86
      Service Class.........................................         4
      AMR Class.............................................         5
    Fund accounting fees....................................       398
    Professional fees.......................................        31
    Registration fees and expenses..........................        71
    Service fees -- PlanAhead Class (Note 2)................     1,082
    Service fees -- Service Class (Note 2)..................        29
    Distribution fees -- Service Class (Note 2).............        29
    Prospectus and shareholder reports......................        82
    Other expenses..........................................         3
                                                              --------
        TOTAL EXPENSES......................................     8,920
                                                              --------
NET INVESTMENT INCOME.......................................     6,266
                                                              --------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
    Net realized gain on:
      Investments...........................................    62,320
      Futures contracts.....................................     2,711
    Change in net unrealized appreciation or depreciation
     of:
      Investments...........................................   (56,798)
      Futures contracts.....................................   (10,303)
                                                              --------
        NET GAIN (LOSS) ON INVESTMENTS......................    (2,070)
                                                              --------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........  $  4,196
                                                              ========
    * Foreign taxes.........................................  $     29

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN BEACON SMALL CAP VALUE FUND
STATEMENT OF CHANGES IN NET ASSETS (IN THOUSANDS)
--------------------------------------------------------------------------------

                                                              SIX MONTHS
                                                                 ENDED      YEAR ENDED
                                                               APRIL 30,    OCTOBER 31,
                                                                 2005          2004
                                                              -----------   -----------
                                                              (UNAUDITED)
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
    Net investment income...................................  $    6,266    $    5,180
    Net realized gain (loss) on investments, futures
     contracts, and foreign currency transactions...........      65,031        69,211
    Change in net unrealized appreciation or depreciation of
     investments, futures contracts, and foreign currency
     translations...........................................     (67,101)       50,600
                                                              ----------    ----------
        NET INCREASE IN NET ASSETS RESULTING FROM
        OPERATIONS..........................................       4,196       124,991
                                                              ----------    ----------
DISTRIBUTIONS TO SHAREHOLDERS:
    Net investment income:
      Institutional Class...................................      (1,734)         (522)
      PlanAhead Class.......................................      (1,962)         (156)
      Service Class.........................................         (37)           --
      AMR Class.............................................      (2,456)       (1,911)
    Net realized gain on investments:
      Institutional Class...................................     (20,489)       (3,082)
      PlanAhead Class.......................................     (27,260)       (2,162)
      Service Class.........................................        (632)           --
      AMR Class.............................................     (20,024)       (9,583)
                                                              ----------    ----------
        NET DISTRIBUTIONS TO SHAREHOLDERS...................     (74,594)      (17,416)
                                                              ----------    ----------
CAPITAL SHARE TRANSACTIONS:
    Proceeds from sales of shares...........................   1,375,596       969,153
    Reinvestment of dividends and distributions.............      70,239        16,178
    Cost of shares redeemed.................................    (403,262)     (230,849)
                                                              ----------    ----------
        NET INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL
        SHARE TRANSACTIONS..................................   1,042,573       754,482
                                                              ----------    ----------
NET INCREASE (DECREASE) IN NET ASSETS.......................     972,175       862,057
                                                              ----------    ----------
NET ASSETS:
    Beginning of period.....................................   1,346,085       484,028
                                                              ----------    ----------
    END OF PERIOD*..........................................  $2,318,260    $1,346,085
                                                              ==========    ==========
    * Includes undistributed net investment income (loss)
     of.....................................................  $    3,750    $    4,276
                                                              ==========    ==========

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN BEACON SMALL CAP VALUE FUND
NOTES TO FINANCIAL STATEMENTS
April 30, 2005 (Unaudited)
--------------------------------------------------------------------------------

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

     American Beacon Funds (the "Trust"), formerly known as the American AAdvantage Funds, is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940 (the "Act"), as amended, as a no load, open-end management investment company. These financial statements and notes to the financial statements relate to the American Beacon Small Cap Value Fund (the "Fund"), a series of the Trust.

     American Beacon Advisors, Inc. (the "Manager"), formerly known as AMR Investment Services, Inc., is a wholly-owned subsidiary of AMR Corporation, the parent company of American Airlines, Inc. ("American"), and was organized in 1986 to provide business management, advisory, administrative and asset management consulting services to the Trust and other investors.

  Class Disclosure

     The Fund has multiple classes of shares designed to meet the needs of different groups of investors. The following table sets forth the differences amongst the classes:

CLASS:                                       OFFERED TO:                            SERVICE AND DISTRIBUTION FEES:
------                                       -----------                            ------------------------------
INSTITUTIONAL CLASS  Investors making an initial investment of $2 million         Administrative Service        0.25%
                                                                                  Fee --
PLANAHEAD CLASS      General public and investors investing through an            Administrative Service        0.25%
                     intermediary                                                 Fee --                        0.25%
                                                                                  Service Fee --
SERVICE CLASS        Investors investing through an intermediary                  Administrative Service        0.25%
                                                                                  Fee --                        0.25%
                                                                                  Service Fee --                0.25%
                                                                                  Distribution Fee --
AMR CLASS            Investors in the tax-exempt retirement and benefit plans of  N/A
                     AMR Corporation and its affiliates

  Security Valuation

     Investments are valued at the close of the New York Stock Exchange (the "Exchange"), normally 4 p.m. ET, each day that the Exchange is open for business. Equity securities for which market quotations are available are valued at the last sale price or official price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade.

     Debt securities (other than short-term securities) normally are valued on the basis of prices provided by a pricing service and may take into account appropriate factors such as institution-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. When a price is unavailable from a pricing service or when the price provided by the pricing service is deemed not to represent fair value, the prices of debt securities may be determined using quotes obtained from brokers.

     Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation. Investment grade short-term obligations with 60 days or less to maturity are valued using the amortized cost method, which approximates market value.

     Securities for which the above valuation procedures are inappropriate, or are deemed not to reflect fair value, are valued at fair value, as determined in good faith and pursuant to procedures approved by the Trust's Board of Trustees (the "Board").

--------------------------------------------------------------------------------

AMERICAN BEACON SMALL CAP VALUE FUND
NOTES TO FINANCIAL STATEMENTS -- CONTINUED
April 30, 2005 (Unaudited)
--------------------------------------------------------------------------------

 Security Transactions and Investment Income

     Security transactions are recorded on the trade date of the security purchase or sale.

     Dividend income is recorded on the ex-dividend date except certain dividends from foreign securities which are recorded as soon as the information is available to the Fund. Interest income is earned from settlement date, recorded on the accrual basis, and adjusted, if necessary, for accretion of discounts and amortization of premiums. For financial and tax reporting purposes, realized gains and losses are determined on the basis of specific lot identification.

  Futures Contracts

     Futures contracts are contracts to buy or sell a standard quantity of securities at a specified price on a future date. The Fund may enter into financial futures contracts as a method for keeping assets readily convertible to cash if needed to meet shareholder redemptions or for other needs while maintaining exposure to the stock or bond market, as applicable. The primary risks associated with the use of futures contracts are the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

     Upon entering into a futures contract, the Fund is required to set aside or deposit with a broker an amount, termed the initial margin, which typically represents 5% of the face value of the futures contract. The Fund reflects this amount on the Schedule of Investments as a US Treasury Bill held as collateral for futures contracts. Payments to and from the broker, known as variation margin, are required to be made on a daily basis as the price of the futures contract fluctuates. Changes in initial settlement values are accounted for as unrealized appreciation (depreciation) until the contracts are terminated, at which time realized gains and losses are recognized. Futures contracts are valued at the most recent settlement price established each day by the exchange on which they are traded.

  Dividends to Shareholders

     Dividends from net investment income of the Fund normally will be declared and paid annually. Distributions, if any, of net realized capital gains are generally paid annually and recorded on the ex-dividend date.

  Commission Recapture

     The Fund has established brokerage commission recapture arrangements with certain brokers or dealers. If the Fund's investment advisor chooses to execute a transaction through a participating broker, the broker rebates a portion of the commission back to the Fund. Any collateral benefit received through participation in the commission recapture program is directed exclusively to the Fund.

  Allocation of Income, Expenses, Gains and Losses

     Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

--------------------------------------------------------------------------------

AMERICAN BEACON SMALL CAP VALUE FUND
NOTES TO FINANCIAL STATEMENTS -- CONTINUED
April 30, 2005 (Unaudited)
--------------------------------------------------------------------------------

  Use of Estimates

     The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimated.

  Other

     Under the Trust's organizational documents, its officers and directors are indemnified against certain liability arising out of the performance of their duties to the Trust. In the normal course of business, the Trust enters into contracts that provide indemnification to the other party or parties against potential costs or liabilities. The Trust's maximum exposure under these arrangements is dependent on claims that may be made in the future and, therefore, cannot be estimated. The Trust has had no prior claims or losses pursuant to any such agreement.

2.   TRANSACTIONS WITH AFFILIATES

  Management Agreement

     The Trust and the Manager are parties to a Management Agreement that obligates the Manager to provide or oversee the provision of all administrative, investment advisory, fund management and securities lending services. Investment assets of the Fund are managed by multiple investment advisors which have entered into separate investment advisory agreements with the Manager. As compensation for performing the duties required under the Management Agreement, the Manager receives from the Fund an annualized fee equal to .10% of the average daily net assets plus amounts paid by the Manager to the investment advisors hired by the Manager to direct investment activities of the Funds. Management fees paid during the six months ended April 30, 2005 were as follows (dollars in thousands):

                           AMOUNTS PAID TO   NET AMOUNTS
MANAGEMENT    MANAGEMENT     INVESTMENT      RETAINED BY
 FEE RATE        FEE          ADVISORS         MANAGER
-----------   ----------   ---------------   -----------
 .35%-.60%      $5,131         $4,132           $999

     As compensation for services provided by the Manager in connection with securities lending activities, the lending Fund pays to the Manager, with respect to cash collateral posted by borrowers, a fee up to 25% of the net monthly interest income (the gross interest income earned by the investment of cash collateral, less the amount paid to borrowers and related expenses) from such activities and, with respect to loan fees paid by borrowers when a borrower posts collateral other than cash, a fee up to 25% of such loan fees. During the six months ended April 30, 2005, securities lending fees totaling $48,000 were paid to the Manager by the Fund.

  Administrative Services Agreement

     The Manager and the Trust entered into an Administrative Services Agreement which obligates the Manager to provide or oversee administrative and management services to the Fund. As compensation for performing the duties required under the Administrative Services Agreement, the Manager receives an annualized fee of ..25% of the average daily net assets of the Institutional, PlanAhead and Service Classes of the Fund.

--------------------------------------------------------------------------------

AMERICAN BEACON SMALL CAP VALUE FUND
NOTES TO FINANCIAL STATEMENTS -- CONTINUED
April 30, 2005 (Unaudited)
--------------------------------------------------------------------------------

  Distribution Plans

     The Trust, except for the Service Class of the Funds, has adopted a "defensive" Distribution Plan (the "Plan") in accordance with Rule 12b-1 under the Investment Company Act of 1940, pursuant to which no fees may be charged to the Fund for distribution purposes. However, the Plan authorizes the management fees received by the Manager and the investment advisors hired by the Manager to be used for distribution purposes. Under this Plan, the Trust does not intend to compensate the Manager or any other party, either directly or indirectly, for the distribution of Trust shares.

     A separate Distribution Plan (the "Distribution Plan") has been adopted pursuant to Rule 12b-1 under the Act for the Service Class of the Fund. Under the Distribution Plan, as compensation for distribution assistance, the Manager receives an annual fee of 0.25% of the average daily net assets of the Service Class. The fee will be payable without regard to whether the amount of the fee is more or less than the actual expenses incurred in a particular month by the Manager for distribution assistance.

  Service Plans

     The Manager and the Trust entered into Service Plans that obligate the Manager to oversee additional shareholder servicing of the PlanAhead and Service Classes. As compensation for performing the duties required under the Service Plans, the Manager receives 0.25% of the average daily net assets of the PlanAhead and Service Classes of the Fund.

  Brokerage Commissions

     Affiliated entities of the Fund received net commissions on purchases and sales of the Fund's portfolio securities for the six months ended April 30, 2005 of $22,000.

  Investment in Affiliated Funds

     The Fund is permitted, pursuant to an exemptive order by the Securities and Exchange Commission ("SEC") and approved procedures by the Board, to invest up to 25% of its total assets in the American Beacon Money Market Select Fund (the "Select Fund"), an affiliated fund. The Fund and the Select Fund have the same investment advisor and therefore, are considered to be affiliated. Cash collateral received by the Fund in connection with securities lending may be invested in the Select Fund and the American Beacon Enhanced Cash Trust (the "Cash Trust") (collectively, the "Affiliated Funds"). The Manager serves as Trustee and investment advisor to the Affiliated Funds and receives from the Affiliated Funds an annualized fee equal to 0.10% of the average daily net assets. During the six months ended April 30, 2005, fees earned by the Manager from the Affiliated Funds were as follows:

                    SECURITIES LENDING
DIRECT INVESTMENT   COLLATERAL INVESTED
    IN FUNDS             IN FUNDS          TOTAL
-----------------   -------------------   --------
     $91,173             $139,459         $230,632

--------------------------------------------------------------------------------

AMERICAN BEACON SMALL CAP VALUE FUND
NOTES TO FINANCIAL STATEMENTS -- CONTINUED
April 30, 2005 (Unaudited)
--------------------------------------------------------------------------------

  Other

     Certain officers or Trustees of the Trust are also current or former officers or employees of the Manager or American. The Trust makes no direct payments to its officers. Mr. Feld and the non-interested Trustees (other than Mr. O'Sullivan) and their spouses are provided free unlimited air transportation on American. Retired Trustees and their spouses are provided free air transportation on American, up to a maximum annual value of $40,000. The Trust compensates each Trustee with payments in an amount equal to the Trustee's income tax on the value of this free airline travel. Mr. O'Sullivan, as a retiree of American, already receives flight benefits. Mr. O'Sullivan receives an annual retainer of $40,000 plus $1,250 for each Board meeting attended. At April 30, 2005, AMR Corporation and subsidiary companies and Employee Benefit Trusts thereof owned 100% of AMR Class shares of the Fund.

  Interfund Lending Program

     Pursuant to an exemptive order by the SEC, the Fund along with other registered investment companies having management contracts with the Manager, may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from, or lend money to, other participating Funds. At April 30, 2005, the Fund had not utilized the credit facility.

  Reimbursement of Expenses

     The Manager reimbursed expenses of the Service Class totaling $121 for the Fund during the six months ended April 30, 2005.

3.   FEDERAL INCOME AND EXCISE TAXES

     It is the policy of the Fund to comply with the requirements of Subchapter M of the Internal Revenue Code and to distribute substantially all net investment income as well as any net realized capital gains on the sale of investments. Therefore, no federal income or excise tax provision is required.

     Dividends are determined in accordance with income tax regulations which may treat certain transactions differently than U.S. generally accepted accounting principles. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements.

--------------------------------------------------------------------------------

AMERICAN BEACON SMALL CAP VALUE FUND
NOTES TO FINANCIAL STATEMENTS -- CONTINUED
April 30, 2005 (Unaudited)
--------------------------------------------------------------------------------

     The tax character of distributions during the six months ended April 30, 2005 and the fiscal year ended October 31, 2004 were as follows (in thousands):

                                                              SIX MONTHS
                                                                 ENDED        YEAR ENDED
                                                               APRIL 30,      OCTOBER 31,
                                                                 2005            2004
                                                              -----------     -----------
                                                              (UNAUDITED)
DISTRIBUTIONS PAID FROM:
ORDINARY INCOME
    Institutional Class.....................................    $12,463         $ 2,878
    PlanAhead Class.........................................     16,237           1,809
    Service Class...........................................        368              --
    AMR Class...............................................     12,942           9,236
LONG-TERM CAPITAL GAIN
    Institutional Class.....................................      9,760             726
    PlanAhead Class.........................................     12,985             509
    Service Class...........................................        301              --
    AMR Class...............................................      9,538           2,258
                                                                -------         -------
        TOTAL DISTRIBUTIONS PAID............................    $74,594         $17,416
                                                                -------         -------

     As of April 30, 2005, the components of distributable earnings were as follows (in thousands):

Cost basis of investments for federal income tax purposes...  $2,551,392
Unrealized appreciation.....................................     179,135
Unrealized depreciation.....................................    (125,358)
                                                              ----------
Net unrealized appreciation/(depreciation)..................      53,777
Undistributed ordinary income...............................      15,610
Undistributed long-term gain/(loss).........................      43,664
                                                              ----------
Distributable earnings......................................  $  113,051
                                                              ==========

     Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. The temporary differences between financial reporting and tax-basis reporting of unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses from wash sales, the realization for tax purposes of unrealized gains/(losses) on certain derivative instruments, book amortization for premiums, and the realization for tax purposes of unrealized gains/(losses) on investments in passive foreign investment companies.

     Due to inherent differences in the recognition of income, expenses and realized gains/losses under U.S. generally accepted accounting principles and federal income tax purposes, permanent differences between book and tax reporting have been identified and appropriately reclassified on the Statement of Assets and Liabilities.

     Accordingly, the following amounts represent current year permanent differences that have been reclassified as of April 30, 2005 (in thousands):

Paid-in-capital.............................................  $ 427
Undistributed net investment income.........................   (603)
Accumulated net realized gain (loss)........................    176
Unrealized appreciation (depreciation) of investments,
  futures contracts and foreign currency....................     --

--------------------------------------------------------------------------------

AMERICAN BEACON SMALL CAP VALUE FUND
NOTES TO FINANCIAL STATEMENTS -- CONTINUED
April 30, 2005 (Unaudited)
--------------------------------------------------------------------------------

4.   INVESTMENT TRANSACTIONS

     Investment transactions for the six months ended April 30, 2005 (excluding short-term investments) are as follows (in thousands):

Purchases...................................................  $1,347,168
Proceeds from sales.........................................  $  433,480

     A summary of the Fund's direct transactions in Affiliated Funds for the six months ended April 30, 2005 is set forth below (in thousands):

                                             OCTOBER 31, 2004                                APRIL 30, 2005
AFFILIATE                                   SHARE/MARKET VALUE   PURCHASES      SALES      SHARES/MARKET VALUE
---------                                   ------------------   ----------   ----------   -------------------
Select Fund...............................       $139,782        $1,830,047   $1,773,444        $196,385

5.   SECURITIES LENDING

     The Fund may lend its securities to qualified financial institutions, such as certain broker-dealers, to earn additional income. The borrowers are required to secure their loans continuously with collateral in an amount at least equal to 102% (for loans of US securities) or 105% (for non-US securities) of the market value of the loaned securities at the inception of each loan. Collateral is marked to market and monitored daily. To the extent that a loan is collateralized by cash, such collateral shall be invested by the securities lending agent (the "Agent") in short-term instruments, money market mutual funds, and such other short-term investments, provided the investments meet certain quality and diversification requirements.

     Income generated from the investment of cash collateral, less negotiated rebate fees paid to participating brokers and transaction costs, is divided between the Fund and the Agent and is recorded as income for the Fund. To the extent that a loan is secured by non-cash collateral, brokers pay the Fund negotiated lenders' fees, which are divided between the Fund and the Agent and are recorded as securities lending income for the Fund. The Fund also continues to receive income on the securities loaned, and any gain or loss in the market price of securities loaned that may occur during the term of the loan.

     Risks to the Fund in securities lending transactions are that the borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower.

     At April 30, 2005, the value of outstanding securities on loan and the value of collateral was as follows (in thousands):

MARKET VALUE OF
SECURITIES ON LOAN   NON-CASH COLLATERAL   CASH COLLATERAL
------------------   -------------------   ---------------
     $263,671               $134              $269,455

     The Custodian for the Fund invested the cash collateral in the Cash Trust and the Select Fund. These amounts have been included as investments in the Schedule of Investments and Statement of Assets and Liabilities. Income earned on these investments is reported as Income derived from securities lending in the Statement of Operations.

--------------------------------------------------------------------------------

AMERICAN BEACON SMALL CAP VALUE FUND
NOTES TO FINANCIAL STATEMENTS -- CONTINUED
April 30, 2005 (Unaudited)
--------------------------------------------------------------------------------

     Non-Cash collateral received by the Fund may not be sold or repledged; therefore, non-cash collateral is not included on the Fund's Schedule of Investments or Statement of Assets and Liabilities.

6.   CAPITAL SHARE TRANSACTIONS

     The tables below summarize the activity in capital shares for each Class of the Fund (in thousands):

Six Months Ended April 30, 2005

                            INSTITUTIONAL CLASS       PLANAHEAD CLASS        SERVICE CLASS           AMR CLASS
                            --------------------    -------------------    -----------------    --------------------
                            SHARES      AMOUNT      SHARES     AMOUNT      SHARES    AMOUNT     SHARES      AMOUNT
                            -------    ---------    ------    ---------    ------    -------    -------    ---------
Shares sold.............    22,094     $435,215     38,795    $ 756,963     1,440    $27,932      7,760    $ 155,486
Reinvestment of
  dividends.............       923       18,570      1,443       28,520        34        669      1,123       22,480
Shares redeemed.........    (2,993)     (59,007)    (6,041)    (117,430)     (210)    (4,079)   (11,416)    (222,746)
                            ------     --------     ------    ---------    ------    -------    -------    ---------
Net increase (decrease)
  in shares
  outstanding...........    20,024     $394,778     34,197    $ 668,053     1,264    $24,522     (2,533)   $ (44,780)
                            ======     ========     ======    =========    ======    =======    =======    =========

Year Ended October 31, 2004

                              INSTITUTIONAL CLASS      PLANAHEAD CLASS        SERVICE CLASS           AMR CLASS
                              --------------------    ------------------    -----------------    --------------------
                              SHARES      AMOUNT      SHARES     AMOUNT     SHARES    AMOUNT     SHARES      AMOUNT
                              -------    ---------    ------    --------    ------    -------    -------    ---------
Shares sold...............    21,166     $380,848     23,536    $422,446       685    $12,179      8,593    $ 153,680
Reinvestment of
  dividends...............       143        2,425        136       2,259        --         --        683       11,494
Shares redeemed...........    (4,049)     (72,693)    (2,711)    (47,684)      (46)      (819)    (6,247)    (109,653)
                              ------     --------     ------    --------    ------    -------    -------    ---------
Net increase in shares
  outstanding.............    17,260     $310,580     20,961    $377,021       639    $11,360      3,029    $  55,521
                              ======     ========     ======    ========    ======    =======    =======    =========

--------------------------------------------------------------------------------

AMERICAN BEACON SMALL CAP VALUE FUND
FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)
--------------------------------------------------------------------------------

                                                     INSTITUTIONAL CLASS                                 PLANAHEAD CLASS
                               ---------------------------------------------------------------   --------------------------------
                               SIX MONTHS                                                        SIX MONTHS        YEAR ENDED
                                  ENDED                   YEAR ENDED OCTOBER 31,                    ENDED         OCTOBER 31,
                                APRIL 30,    -------------------------------------------------    APRIL 30,    ------------------
                                 2005(H)     2004(G)    2003(D)     2002     2001(C)    2000       2005(H)     2004(G)    2003(D)
                               -----------   --------   --------   -------   -------   -------   -----------   --------   -------
                               (UNAUDITED)                                                       (UNAUDITED)
Net asset value, beginning of
 period......................   $  18.85     $  16.21   $  11.28   $ 11.69   $ 10.08   $  9.07   $    18.54    $  15.95   $ 11.22
                                --------     --------   --------   -------   -------   -------   ----------    --------   -------
Income from investment
 operations:
   Net investment income
     (loss)(A)...............       0.06         0.07      (0.01)    (0.01)     0.16      0.21         0.05        0.08      0.05
   Net gains on securities
     (both realized and
     unrealized)(A)..........       0.67         3.09       5.24      0.47      1.81      1.01         0.65        2.98      5.08
                                --------     --------   --------   -------   -------   -------   ----------    --------   -------
Total income from investment
 operations..................       0.73         3.16       5.23      0.46      1.97      1.22         0.70        3.06      5.13
                                --------     --------   --------   -------   -------   -------   ----------    --------   -------
Less distributions:
   Dividends from net
     investment income.......      (0.07)       (0.08)     (0.02)    (0.11)    (0.19)    (0.04)      ((0.06)      (0.03)    (0.12)
   Distributions from net
     realized gains on
     securities..............      (0.77)       (0.44)     (0.28)    (0.76)    (0.17)    (0.17)       (0.77)      (0.44)    (0.28)
                                --------     --------   --------   -------   -------   -------   ----------    --------   -------
Total distributions..........      (0.84)       (0.52)     (0.30)    (0.87)    (0.36)    (0.21)       (0.83)      (0.47)    (0.40)
                                --------     --------   --------   -------   -------   -------   ----------    --------   -------
Net asset value, end of
 period......................   $  18.74     $  18.85   $  16.21   $ 11.28   $ 11.69   $ 10.08   $    18.41    $  18.54   $ 15.95
                                ========     ========   ========   =======   =======   =======   ==========    ========   =======
Total return.................      3.56%(E)    19.86%     47.45%     3.29%    20.16%    13.78%        3.46%(E)   19.56%    47.12%
                                ========     ========   ========   =======   =======   =======   ==========    ========   =======
Ratios and supplemental data:
   Net assets, end of period
     (in thousands)..........   $802,413     $429,540   $ 89,579   $21,936   $ 2,364   $ 1,955   $1,092,517    $466,364   $66,906
   Ratios to average net
     assets (annualized):
     Expenses(A).............      0.84%        0.89%      0.89%     0.82%     0.89%     0.92%        1.09%       1.15%     1.16%
     Net investment
       income(loss)(A).......      0.68%        0.57%      0.60%     0.81%     1.38%     1.62%        0.42%       0.33%     0.39%
     Decrease reflected in
       above expense ratio
       due to absorption of
       expenses by the
       Manager(A)............         --           --         --        --        --     0.06%           --          --        --
   Portfolio turnover
     rate(B).................        24%(E)       35%        75%       81%       93%       63%          24%(E)      35%       75%

---------------

(A) The per share amounts and ratios reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of the AMR Investment Services Small Cap Value Portfolio through February 28, 2002.

(B) The Small Cap Value Fund invested all of its investable assets in its corresponding Portfolio through February 28, 2002. Portfolio turnover rate through February 28, 2002 was that of the Portfolio.

(C) On October 9, 2001, Hotchkis and Wiley Capital Management, LLC assumed management of the Small Cap Value Fund's assets previously managed by Merrill Lynch Investment Managers, L.P.

(D) Barrow, Hanley, Mewhinney & Strauss, Inc. was added as an investment advisor to the Small Cap Value Fund on September 18, 2003.

(E)  Not annualized.

(F) Portfolio turnover rate is for the period November 1, 2002 through October 31, 2003.

(G) The Boston Company was added as an investment advisor to the Small Cap Value Fund on September 27, 2004.

(H) Opus Capital Management, Inc. was added as an investment advisor to the Small Cap Value Fund on February 1, 2005.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                SERVICE CLASS                 AMR CLASS
           PLANAHEAD CLASS         ---------------------------------------   -----------
     ---------------------------   SIX MONTHS                                SIX MONTHS
       YEAR ENDED OCTOBER 31,         ENDED      YEAR ENDED     MAY 1 TO        ENDED
     ---------------------------    APRIL 30,    OCTOBER 31,   OCTOBER 31,    APRIL 30,
      2002     2001(C)    2000       2005(H)       2004(G)       2003(D)       2005(H)
     -------   -------   -------   -----------   -----------   -----------   -----------
                                   (UNAUDITED)                               (UNAUDITED)
     $ 11.64   $ 10.08   $  9.05     $ 18.49      $  15.92      $   11.88     $  18.78
     -------   -------   -------     -------      --------      ---------     --------
        0.06      0.15      0.08        0.03          0.01             --         0.10
        0.36      1.76      1.14        0.64          3.00           4.04         0.66
     -------   -------   -------     -------      --------      ---------     --------
        0.42      1.91      1.22        0.67          3.01           4.04         0.76
     -------   -------   -------     -------      --------      ---------     --------
       (0.08)    (0.18)    (0.02)      (0.05)           --             --        (0.10)
       (0.76)    (0.17)    (0.17)      (0.77)        (0.44)            --        (0.77)
     -------   -------   -------     -------      --------      ---------     --------
       (0.84)    (0.35)    (0.19)      (0.82)        (0.44)            --        (0.87)
     -------   -------   -------     -------      --------      ---------     --------
     $ 11.22   $ 11.64   $ 10.08     $ 18.34      $  18.49      $   15.92     $  18.67
     =======   =======   =======     =======      ========      =========     ========
       2.99%    19.58%    13.76%       3.31%(E)     19.24%         34.01%        3.73%(E)
     =======   =======   =======     =======      ========      =========     ========
     $16,190   $ 1,197   $   440     $34,912      $ 11,828      $       1     $388,418
       1.11%     1.17%     1.18%       1.34%         1.38%          1.49%        0.57%
       0.52%     1.06%     1.71%       0.17%         0.17%          (0.05)%      0.94%
          --        --     0.06%          --         0.31%      1,087.55%           --
         81%       93%       63%         24%(E)        35%            75%(F)       24%(E)

                          AMR CLASS
     ----------------------------------------------------

                    YEAR ENDED OCTOBER 31,
     ----------------------------------------------------
     2004(G)    2003(D)      2002     2001(C)      2000
     --------   --------   --------   --------   --------

     $  16.13   $  11.30   $  11.71   $  10.10   $   9.08
     --------   --------   --------   --------   --------
         0.14       0.10       0.15       0.15       0.22
         3.04       5.15       0.34       1.85       1.04
     --------   --------   --------   --------   --------
         3.18       5.25       0.49       2.00       1.26
     --------   --------   --------   --------   --------
        (0.09)     (0.14)     (0.14)     (0.22)     (0.07)
        (0.44)     (0.28)     (0.76)     (0.17)     (0.17)
     --------   --------   --------   --------   --------
        (0.53)     (0.42)     (0.90)     (0.39)     (0.24)
     --------   --------   --------   --------   --------
     $  18.78   $  16.13   $  11.30   $  11.71   $  10.10
     ========   ========   ========   ========   ========
       20.12%     47.93%      3.54%     20.52%     14.19%
     ========   ========   ========   ========   ========
     $438,353   $327,542   $181,180   $137,811   $ 53,715
        0.60%      0.61%      0.56%      0.64%      0.68%
        0.84%      0.95%      1.09%      1.55%      1.89%
           --         --         --         --      0.06%
          35%        75%        81%        93%        63%

--------------------------------------------------------------------------------

DISCLOSURE REGARDING THE BOARD OF TRUSTEES' APPROVAL OF THE MANAGEMENT AGREEMENT AND INVESTMENT ADVISORY AGREEMENT OF THE FUND
(Unaudited)
--------------------------------------------------------------------------------

  Renewal of Management Agreement and Investment Advisory Agreements

     At their February 23, 2005 meeting, the Trustees considered the renewal of the existing Management Agreement between the Manager and the Fund and each Investment Advisory Agreement between the Fund and the sub-advisors. As part of the renewal process, legal counsel to the Trusts and the independent Trustees sent information request letters to the Manager and each sub-advisor seeking certain relevant information. The responses by the Manager and sub-advisors were provided to the Trustees for their review prior to their meeting, and the Trustees were provided with the opportunity to request any additional materials.

     The Trustees considered, among other materials, responses by the Manager and the sub-advisors to inquiries requesting:

     - a description of any significant changes (actual or anticipated) to principal activities, personnel, services provided to the Fund, or any other area, including how these changes might affect the Fund;

     - a copy of the firm's most recent audited or unaudited financial statements as well as Parts I and II of its Form ADV;

     - a summary of any material past, pending or anticipated litigation or regulatory proceedings involving the firm or its personnel, including the results of any recent regulatory examination or independent audit;

     - a comparison of the performance of that portion of Fund assets managed by each firm with performance of other similar accounts managed by the firm, including a discussion of relative performance versus a peer group average and any remedial measures if the firm's performance was materially below that of the peer group;

     - a cost/profitability analysis of the firm and any actual or anticipated economies of scale in relation to the services it provides to the Fund, if available;

     - an analysis of compensation, including a comparison with fees charged to other clients for which similar services are provided, any proposed changes to the fee schedule and the effect of any fee waivers;

     - an evaluation of any other benefits to the firm or Fund as a result of their relationship, if any;

     - a description of the scope of portfolio management services provided to the Fund, including whether such services differ from the services provided to other clients, including other registered investment companies;

     - a description of the personnel who are assigned primary responsibility for managing the Fund, including any changes during the past year;

     - a description of the basis upon which portfolio managers are compensated, including any "incentive" arrangements;

     - a discussion regarding the firm's participation in "soft dollar" arrangements, if any, or other brokerage allocation policies with respect to Fund transactions, including the firm's methodology for obtaining the most favorable execution and the use of any affiliated broker-dealers;

DISCLOSURE REGARDING THE BOARD OF TRUSTEES' APPROVAL OF THE MANAGEMENT AGREEMENT AND INVESTMENT ADVISORY AGREEMENT OF THE FUND -- CONTINUED
(Unaudited)
--------------------------------------------------------------------------------

     - a description of any actual or potential conflicts of interest anticipated in managing Fund assets;

     - a discussion of the firm's compliance program with regard to federal, state, corporate and Fund requirements;

     - information regarding the firm's code of ethics, insider trading policy and disaster recovery plan, including a description of any material changes thereto;

     - a description of the firm's affiliation with any broker-dealer;

     - a discussion of any anticipated change in the firm's controlling persons; and

     - verification of the firm's insurance coverage with regards to the services provided to the Fund.

     In addition to the foregoing, the Manager provided the following information specific to the renewal of the Management Agreement:

     - a table comparing the performance of the Fund to appropriate indices, including comments on the relative performance of each sub-advisor and the Fund versus comparable indices;

     - a discussion of any underperformance by a sub-advisor relative to its peer group and whether (and if so, why) such sub-advisor should have its contract renewed;

     - a table detailing the Manager's profitability with respect to the Fund;

     - an analysis of any material complaints received from Fund shareholders;

     - a discussion of the Manager's compliance program;

     - a description of the Manager's securities lending practices and the fees received from such practices;

     - a description of the portfolio turnover rate and average execution costs for the Fund and each sub-advisor to the Fund;

     - a discussion of whether the Manager receives, with respect to trade execution for the Fund, other special compensation, including any payment for order flow;

     - a description of how expenses that are not readily identifiable to the Fund are allocated; and

     - any ideas for the future growth and efficient operation of the Fund.

     The Trustees were also provided with an analysis provided by Lipper, Inc., which compared: (i) investment performance of the Fund versus comparable investment companies and appropriate indices; (ii) total Fund expenses versus comparable mutual funds, and (iii) the Fund's investment advisory fees versus comparable mutual funds.

     Legal counsel provided the Trustees with a memorandum detailing their responsibilities pertaining to the renewal of the Management and Investment Advisory Agreements. This memorandum explained the regulatory requirements surrounding the Trustees' process for evaluating investment advisors and the terms of the contracts.

DISCLOSURE REGARDING THE BOARD OF TRUSTEES' APPROVAL OF THE MANAGEMENT AGREEMENT AND INVESTMENT ADVISORY AGREEMENT OF THE FUND -- CONTINUED
(Unaudited)
--------------------------------------------------------------------------------

  Considerations and Conclusions with Respect to the Fund

     In determining whether to approve the continuance of the Management Agreement and each Investment Advisory Agreement, the Trustees considered the best interests of the Fund separately from other series of the Trust. In each instance, the Trustees considered, among other things, the following factors:
(1) the nature and quality of the services provided; (2) the investment performance of the Fund and the investment advisor; (3) the Manager's or sub-advisor's cost for providing the services and the profitability of the advisory business to the Manager or sub-advisor; (4) the extent to which economies of scale have been taken into account in setting the fee schedule; and
(5) whether fee levels reflect these economies of scale for the benefit of Fund investors. The Trustees posed questions to various management personnel of the Manager regarding certain key aspects of the material submitted in support of the renewal.

     With respect to the renewal of the Management Agreement, the Trustees considered: the Manager's ability to retain key investment personnel and to provide consistent performance and an active client service program; the Manager's goal to continue to provide consistent above average long-term performance at low cost; the continuing efforts by the Manager to add new series so as to enhance the Trusts' product line; the Manager's record in building improved compliance, control and credit functions that reduce risks to the Trusts; the addition of personnel to manage the Trusts' series, promote sales and improve services; and the active role played by the Manager in monitoring and, as appropriate, recommending replacements for the investment sub-advisors and master portfolios.

     With respect to the renewal of the Investment Advisory Agreements, the Trustees noted that, in many cases, the Manager has negotiated the lowest sub-advisory fee a sub-advisor charges for any comparable client accounts. Where applicable, for purposes of determining the fee charged to the Fund, the fee schedule to each Investment Advisory Agreement specifies that all other small cap value assets managed by a sub-advisor on behalf of AMR Corporation and its pensions plans shall be considered. Thus, the Fund is able to receive the lowest possible fee due to economies of scale resulting from the sub-advisor's management of a larger pool of assets.

     In considering the renewal of the Management Agreement, the Trustees considered the following additional factors: (1) the Fund outperformed its benchmark indices for the one-year and five-year periods ended December 31, 2004; (2) the expense ratio of the Institutional Class of Fund shares was at the industry average; and (3) the Trustees deemed the profit made by the Manager on the services it provided to the Fund to be reasonable in light of the fact that the Manager provides high-quality services at a low cost to investors, allocates the Fund's assets among sub-advisors, monitors and evaluates the performance of the Fund's two sub-advisors, and provides a comprehensive compliance program for the Fund.

     In considering the renewal of the Investment Advisory Agreements with Barrow, Hanley, Mewhinney & Strauss, Inc. ("Barrow"), Brandywine Asset Management, LLC ("Brandywine"), Hotchkis and Wiley Capital Management, LLC ("Hotchkis"), and The Boston Company Asset Management, LLC ("TBCAM"), the Trustees considered the following additional factors: (1) Barrow and Hotchkis have each outperformed for all reported periods its benchmark index with respect to their allocated portion of the Fund's assets; (2) except for the most recent one-year period, Brandywine has outperformed its benchmark index for the longer-term periods with respect to its allocated portion of the Fund's assets;
(3) as of December 31, 2004, TBCAM had managed a portion of the Fund for three months, over which period it slightly underperformed its benchmark index,

DISCLOSURE REGARDING THE BOARD OF TRUSTEES' APPROVAL OF THE MANAGEMENT AGREEMENT AND INVESTMENT ADVISORY AGREEMENT OF THE FUND -- CONTINUED
(Unaudited)
--------------------------------------------------------------------------------

but the Trustees considered the performance record too short to be meaningful;
(4) each sub-advisor represented that it did not charge a lower fee rate for any comparable client accounts; (5) for purposes of calculating the fee rates chargeable to the Fund, each sub-advisor agreed to take into account all other assets of AMR Corporation and its subsidiaries and affiliated entities under management by the sub-advisor; and (6) the Manager's recommendation to continue to retain each sub-advisor.

     Based on these considerations and those noted above with respect to all Funds, the Trustees (1) concluded that the fees paid to the Manager and the sub-advisors under the Management and Investment Advisory Agreements are fair and reasonable, (2) determined that the Fund and its shareholders would benefit from the Manager's and sub-advisors' continued management of the Fund and (3) approved the renewal of the Management and Investment Advisory Agreements with respect to the Fund.

  Approval of Investment Advisory Agreement with Opus Capital Management, Inc.

     At their January 27, 2005 meeting, the Trustees considered the approval of an Investment Advisory Agreement between the Trust and Opus Capital Management, Inc. ("Opus") to add Opus as a sub-adviser to the Fund. As part of the approval process, legal counsel to the Trusts and the independent Trustees sent an information request letter to Opus seeking certain relevant information. Opus's response was provided to the Trustees for their review prior to their meeting, and the Trustees were provided with the opportunity to request any additional materials.

     The Trustees considered, among other materials, responses by Opus to inquiries requesting:

     - a description of the advisory and related services proposed to be provided to the Fund;

     - identification of the professional personnel to perform services for the Fund and their education, experience and responsibilities;

     - a comparison of the performance of accounts similar to the Fund managed by Opus with the performance of applicable indices;

     - an analysis of the proposed advisory fee, a comparison to the fees charged to other comparable clients and an explanation of any differences between the fee schedules;

     - whether Opus charges a lower advisory fee to other clients for which it provides services comparable to the services proposed for the Fund and if so, an explanation of the rationale for charging the other client(s) a lower fee;

     - a description of the portfolio managers' compensation, including any incentive arrangements, and if compensation is tied to performance, a description of the oversight mechanisms to prevent a manager with lagging performance from taking undue risks; and

     - any other information Opus believed would be material to the Trustees' consideration of the agreement.

     In considering the approval of the Investment Advisory Agreement with Opus, the Trustees considered the following factors. First, the Trustees considered that the Manager had screened the universe of available small capitalization equity managers to identify those that would have added value to the Fund's performance over the most recent three- and five-year periods. In this regard, the Trustees considered that Opus's small cap value accounts outperformed the Russell 2000 Value

DISCLOSURE REGARDING THE BOARD OF TRUSTEES' APPROVAL OF THE MANAGEMENT AGREEMENT AND INVESTMENT ADVISORY AGREEMENT OF THE FUND -- CONTINUED
(Unaudited)
--------------------------------------------------------------------------------

Index for the most recent quarter, one-year, three-year, five-year, and since inception periods. Second, the Trustees considered that the proposed fee to be charged by Opus to the Fund was highly competitive with fees of comparable advisers and represented a discount from Opus's standard fee schedule for such services. Third, the Trustees considered the experience and knowledge of the investment team identified by Opus that would make investment decisions for the Fund. Fourth, the Trustees considered that Opus was prepared to reserve a material amount of investment capacity for the benefit of the Fund. Fifth, the Trustees considered the Manager's conclusion that the investment process to be employed by Opus would be highly consistent with the Fund's investment objectives and policies, as well as the Manager's strong recommendation on behalf of Opus.

     Based on these considerations, the Trustees (1) concluded that the fees proposed to be paid to Opus under the Investment Advisory Agreement are fair and reasonable, (2) determined that the Fund and its shareholders would benefit from Opus's addition as a sub-advisor to the Fund and (3) approved the Investment Advisory Agreement with Opus.

                        (AMERICAN AADVANTAGE FUNDS LOGO)
--------------------------------------------------------------------------------

DELIVERY OF DOCUMENTS

To reduce expenses, your financial institution may mail only one copy of the Prospectus, Annual Report and Semi-Annual Report to those addresses shared by two or more accounts, if you wish to receive individual copies of these documents, please contact your financial institution. Delivery of individual copies will commence thirty days after receiving your request.

If you invest in the Fund through a financial institution, you may be able to receive the Fund's regulatory mailings, such as the Prospectus, Annual Report and Semi-Annual Report, by e-mail. If you are interested in this option, please go to www.icsdelivery.com and search for your financial institution's name or contact your financial institution directly.

TO OBTAIN MORE INFORMATION ABOUT THE FUND:


                     (KEYBOARD GRAPHIC)                                            (MOUSE GRAPHIC)
                         BY E-MAIL:                                                ON THE INTERNET:
             american-beacon.funds@ambeacon.com                    Visit our website at www.americanbeaconfunds.com

--------------------------------------------------------------------------------


                    (TELEPHONE GRAPHIC)                                           (MAILBOX GRAPHIC)
                       BY TELEPHONE:                                                   BY MAIL:
                    Institutional Class                                         American Beacon Funds
                    Call (800) 658-5811                                    4151 Amon Carter Blvd., MD 2450
                       AMR Class(SM)                                             Fort Worth, TX 76155
                    Call (800) 345-2345
            PlanAhead Class(R) and Service Class
                    Call (800) 388-3344

--------------------------------------------------------------------------------

       AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULES                     AVAILABILITY OF PROXY VOTING POLICY AND RECORDS
In addition to the Schedule of Investments provided in each        A description of the policies and procedures the Fund uses
semi-annual and annual report, the Fund files a complete           to determine how to vote proxies relating to portfolio
schedule of its portfolio holdings with the Securities and         securities is available in the Fund's Statement of
Exchange Commission ("SEC") on Form N-Q as of the first and        Additional Information, which may be obtained free of charge
third fiscal quarters. The Fund's Forms N-Q are available on       by calling 1-800-967-9009 or by accessing the SEC's website
the SEC's website at www.sec.gov. The Forms N-Q may also be        at www.sec.gov. The Fund's proxy voting record for the most
reviewed and copied at the SEC's Public Reference Room, 450        recent year ended June 30 is filed annually with the SEC on
Fifth Street, NW, Washington, DC 20549. Information                Form N-PX. The Fund's Forms N-PX are available on the SEC's
regarding the operation of the SEC's Public Reference Room         website at www.sec.gov. The Fund's proxy voting record may
may be obtained by calling 1-800-SEC-0330. A complete              also be obtained by calling 1-800-967-9009.
schedule of the Fund's portfolio holdings is also available
on the Funds' website (www.americanbeaconfunds.com)
approximately thirty days after the end of each fiscal
quarter.

FUND SERVICE PROVIDERS:

    CUSTODIAN                     TRANSFER AGENT                     INDEPENDENT AUDITORS   DISTRIBUTOR
    STATE STREET BANK AND TRUST   BOSTON FINANCIAL DATA SERVICES     ERNST & YOUNG LLP      FORESIDE FUND SERVICES
    Boston, Massachusetts         Kansas City, Missouri              Chicago, Illinois      Portland, Maine

This report is prepared for shareholders of the American Beacon Funds and may be distributed to others only if preceded or accompanied by a current prospectus.
--------------------------------------------------------------------------------

American Airlines, Inc. is not responsible for investments made in the American Beacon Funds. American Beacon Funds is a service mark of AMR Corporation. American Beacon Small Cap Value Fund is a service mark of American Beacon Advisors, Inc.

[AMERICAN BEACON FUNDS LOGO]


4151 Amon Carter Blvd.
MD 2450
Fort Worth, TX 76155


1.800.967.9009
817.931.4331 fax

www.americanbeaconfunds.com



                                                                       SAR 04/05
                                                                         534227

    G U I D A N C E     |      V I S I O N      |      E X P E R I E N C E



[AMERICAN BEACON FUNDS LOGO]


SEMI-ANNUAL REPORT

[PHOTO]


APRIL 30, 2005


EQUITY FUNDS


BALANCED FUND

LARGE CAP VALUE FUND

LARGE CAP GROWTH FUND

MID-CAP VALUE FUND

EMERGING MARKETS FUND



BOND FUNDS


HIGH YIELD BOND FUND

ENHANCED INCOME FUND

INTERMEDIATE BOND FUND

SHORT-TERM BOND FUND




Formerly known as the
American AAdvantage Funds

About American Beacon
--------------------------------

Since 1986, American Beacon
Advisors has offered a variety
of products and investment
advisory services to numerous
institutional and retail
clients, including a variety of
mutual funds, corporate cash
management, and separate account
management.

Our clients include defined
benefit plans, defined
contribution plans, foundations,
endowments, corporations,
financial planners, and other
institutional investors. With
American Beacon Advisors, you
can put the experience of a
multi-billion dollar asset
management firm to work for your
company



                                                Contents
                                                -----------------------------------------------
                                                President's Message...........                1
                                                American Beacon Funds'
                                                   Performance................                2
                                                Market and Performance
                                                   Overviews..................             3-24
                                                American Beacon Schedules of Investments
                                                   Balanced Fund..............               25
                                                   Large Cap Value Fund.......               34
                                                   Large Cap Growth Fund......               38
                                                   Mid-Cap Value Fund.........               43
                                                   Emerging Markets Fund......               46
                                                   High Yield Bond Fund.......               54
                                                   Enhanced Income Fund.......               62
                                                   Intermediate Bond Fund.....               68
                                                   Short-Term Bond Fund.......               74
                                                Additional Information........Inside Back Cover

Any opinions herein, including forecasts, reflect our judgement as of the end of the reporting period and are subject to change. Each advisor's strategies and each Fund's portfolio composition will change depending on economic and market conditions. This report is not a complete analysis of market conditions and therefore, should not be relied upon as investment advice. Although economic and market information has been compiled from reliable sources, American Beacon Advisors, Inc. makes no representation as to the completeness or accuracy of the statements contained herein.

American Beacon Funds                                             April 30, 2005

(BILL QUINN PICTURE)

                                                      FELLOW SHAREHOLDERS,

                                                      Iam pleased to present you
                                                      with the Semi-Annual
                                                      Report for the American
                                                      Beacon Funds (formerly
                                                      known as the American
                                                      AAdvantage Funds) for the
                                                      six months ended April 30,
                                                      2005. During this time,
                                                      most markets experienced
                                                      modest gains. The Dow
                                                      Jones Industrial Average
                                                      posted gains of 2.8%, the
                                                      S&P 500 Index increased by
                                                      3.3% and the MSCI EAFE
                                                      Index returned 8.7%. As of
                                                      April 30, 2005, the
                                                      10-Year Treasury interest
                                                      rate was 4.2%, resulting
                                                      in a 0.98% total return
                                                      for the bond market, as
                                                      defined by the Lehman
Brothers Aggregate Index. Additionally, the Federal Reserve increased the Fed Funds Rate to 2.75%, up 100 basis points during the six-month period

     The American Beacon equity funds posted strong returns in both absolute and relative terms for the six-month period. The Balanced and Large Cap Value Funds posted gains of 6.2% and 8.8%, respectively, for the period and continued to surpass their respective Lipper benchmarks for all periods ended April 30, 2005. Our new Mid-Cap Value Fund-Institutional Class outperformed its respective Lipper peer group with returns of 6.6% for the six-months and 9.5% since its inception on June 30, 2004. The Institutional Class of the Emerging Markets Fund posted a positive return of 11.9% for the period.

     On the fixed-income front, the Enhanced Income, Intermediate Bond and Short-Term Bond Funds all posted modest positive returns for the six-month period. During this time, in an effort to reduce the overall costs of investing in these Funds, the Institutional Class of the Short-Term and Intermediate Bond Funds was terminated and Institutional Class shareholders received AMR Class shares. The AMR Class of shares has a lower expense ratio and, as a result, has produced a higher historical rate of return than the Institutional Class shares. Following this exchange, the former AMR Class of shares was re-named the Institutional Class.

     Please review the enclosed market overviews, portfolio listings and detailed financial data. As always, we welcome the opportunity to serve your financial needs. To obtain further details about the American Beacon Funds family or access your account information, please visit our web site at www.americanbeaconfunds.com. Thank you for your continued confidence in the American Beacon Funds.

                                            Sincerely,

                                            /s/ WILLIAM F. QUINN
                                            William F. Quinn
                                            President, American Beacon Funds

Performance shown is historical and may not be indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is as of date indicated and may differ from current performance. To obtain performance as of the most recent month end, please visit www.americanbeaconfunds.com or call 1-800-967-9009.

AMERICAN BEACON FUNDS

April 30, 2005 (Unaudited)
--------------------------------------------------------------------------------

                                                                                  AVERAGE ANNUALIZED TOTAL RETURN AS OF
                                                                                              APRIL 30, 2005
                                                                                ------------------------------------------
                                                           INCEPTION   TICKER                                 10 YEAR/
                                                             DATE      SYMBOL   1 YEAR   3 YEAR   5 YEAR    SINCE INCEP.
                                                           ---------   ------   ------   ------   ------   ---------------
Balanced Fund -- Institutional                              7/17/87    AADBX    11.39%    8.29%    8.64%         9.66%
Balanced Fund -- PlanAhead                                   8/1/94    AABPX    10.98%    8.00%    8.38%         9.35%
Balanced Fund -- AMR                                         8/1/94    AABNX    11.68%    8.62%    8.95%         9.95%
     Lipper Balanced Funds Index                                                 6.06%    5.06%    2.22%         8.33%
Large Cap Value Fund -- Institutional                       7/17/87    AADEX    15.47%    9.58%    9.25%        10.98%
Large Cap Value Fund -- PlanAhead                            8/1/94    AAGPX    15.09%    9.28%    8.95%        10.64%
Large Cap Value Fund -- AMR                                  8/1/94    AAGAX    15.71%    9.87%    9.54%        11.27%
     Lipper Multi-Cap Value Funds Index                                          9.64%    6.92%    6.16%        10.71%
Large Cap Growth Fund -- Institutional                      7/31/00    ALCGX     0.65%    1.66%     N/A        -10.58%
Large Cap Growth Fund -- AMR                                7/31/00    ALFIX     0.83%    1.72%     N/A        -10.48%
     Lipper Large-Cap Growth Funds Index                                         1.38%    0.21%     N/A        -11.16%
Mid-Cap Value Fund -- Institutional                         6/30/04    AMDIX      N/A      N/A      N/A          9.49%
     Lipper Mid-Cap Value Funds Index                                             N/A      N/A      N/A          5.78%
Emerging Markets Fund -- Institutional                      7/31/00    AEMFX    20.76%   16.95%     N/A          8.14%
Emerging Markets Fund -- PlanAhead                          10/1/02    AAEPX    20.51%   16.68%     N/A          7.98%
Emerging Markets Fund -- AMR                                7/31/00    AAMRX    21.03%   17.25%     N/A          8.43%
     Lipper Emerging Markets Funds Index                                        23.83%   17.91%     N/A          7.83%
High Yield Bond Fund -- Institutional                      12/29/00    AYBFX     4.75%    8.86%     N/A          9.41%
High Yield Bond Fund -- PlanAhead                            3/1/02    AHYPX     4.48%    8.47%     N/A          8.97%
High Yield Bond Fund -- Service                              5/1/03    AAHSX     4.07%    8.00%     N/A          8.64%
     Lipper High Current Yield Funds Index                                       5.87%    9.32%     N/A          6.47%
Enhanced Income Fund -- PlanAhead                           6/30/03    AANPX     2.57%     N/A      N/A          2.81%
     Lipper Interm. Investment Grade Index                                       5.01%     N/A      N/A          3.02%
Intermediate Bond Fund -- Institutional                     9/15/97    AABDX     5.03%    5.36%    7.15%         6.15%
Intermediate Bond Fund -- PlanAhead                          3/2/98    AAPAX     4.38%    4.82%    6.61%         5.72%
     Lipper Interm. Investment Grade Index                                       5.01%    5.64%    7.21%         6.22%
Short-Term Bond Fund -- Institutional                       12/3/87    AASBX     1.34%    3.10%    5.02%         5.34%
Short-Term Bond Fund -- PlanAhead                            8/1/94    AALPX     0.89%    2.55%    4.52%         4.84%
     Lipper Short Investment Grade Index                                         1.68%    2.65%    4.44%         5.03%

Performance shown is historical and may not be indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is as of date indicated and may differ from current performance. To obtain performance as of the most recent month end, please visit www.americanbeaconfunds.com or call 1-800-967-9009.

Performance shown for the PlanAhead and AMR Classes prior to their inception dates is that of the Institutional Class. Performance shown for the Service Class prior to its inception date is that of the Institutional and PlanAhead Classes since their inception dates. Fund performance does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares.

DOMESTIC EQUITY MARKET OVERVIEW

April 30, 2005 (Unaudited)
--------------------------------------------------------------------------------

The U.S. equity markets surged in late 2004, essentially driving all of the gains experienced by the major indices for the full year. A heavy influence on this strong swing was the fall of oil prices from record $56 levels in late October. The decline in oil prices eased concerns about consumer spending slowing and the potentially dampening impact on consumer and business confidence. Equity markets were boosted by evidence that the U.S. economy was reaccelerating after relatively weak data in the third quarter. Investors were enthusiastic about better employment news, as it was reported that 337,000 jobs were added to payrolls in October (and an additional 113,000 jobs were added to figures from previous months), far greater than the expectation of 175,000 jobs. In addition, retail sales growth was stronger-than-expected in November, which helped to alleviate concerns about anecdotes of soft holiday sales. Regional manufacturing surveys also picked up in December, signaling that production was accelerating. Lastly, investors were encouraged by a smooth presidential election. A swift outcome in the election helped to eradicate fears of a long, contentious process. The establishment of Republican Party dominance reassured investors that taxes on capital gains and dividends would not be raised.

     Unfortunately, that end-of-year momentum quickly diminished during the first four months of 2005. Equities fell on concerns about higher interest rates all along the yield curve. The market became anxious about higher short-term rates during the first week of the year, when the Federal Open Market Committee
(FOMC) released the minutes from its December 2004 meeting stating that, "Some participants believed that the prolonged period of policy accommodation had generated a significant degree of liquidity that might be contributing to signs of potentially excessive risk-taking in financial markets." As a result, investors became concerned that the Federal Reserve Bank (the "Fed") was willing to raise short-term interest rates aggressively not only to keep inflation under control, but also to discourage speculative risk-taking in asset markets. In February, Fed Chairman Greenspan tried to boost long-term rates by saying that a recent fall in 10-year Treasury yields (which had been supporting equity valuations) remained "a conundrum." Yields on 10-year bonds subsequently moved higher, and risk assets suffered more. Long bond yields were also driven upward by higher-than-expected consumer (CPI) and producer (PPI) inflation, as well as high energy prices. Headline CPI and PPI each rose 0.4% higher than expected in February, while WTI crude oil surged to nearly $57 per barrel near the end of March. Concerns that the Federal Reserve's tightening cycle would cause a slowdown in economic growth became fully apparent in April. Investors became worried about a drop-off in U.S. consumer spending after it was reported that core (non-auto) retail sales grew only 0.1% in the most recent month, far lower than the 0.5% gain expected. There was also apprehension about a slowdown in the manufacturing sector, as the Empire State manufacturing survey fell from a reading of 20.2 in March to only 3.1 in April (much lower than the expected value of 18.0). These fears were exacerbated by the far weaker-than-expected durable goods report. Ultimately, the term "stagflation" reared its ugly head as investors worried that inflation would continue to accelerate, even if economic growth slowed materially. Much of the recent pickup in inflation was attributable to gains in energy prices, as the four-week average of the price of consumer gasoline nationwide rose another 8% during April, to finish at $2.29 per gallon.

     Favorable news from Corporate America has helped the markets so far this year. Consensus estimates of profit growth for the fourth quarter of 2004 rose to 20.4% from 15.2% during January and February. Moreover, the consensus estimate of the first quarter 2005 profit growth rose to 13.6% from 8.2% during the month of April, with over 75% of S&P 500 companies reporting. There were also indications that corporations were supported by large and growing cash reserves on balance sheets, which would better enable them to weather potentially rocky times ahead. However, company "guidance" about earnings expectations for the balance of the year was not quite as encouraging. The consensus expectation for the second quarter growth fell to 7.2% from 8.8% in April.

April 30, 2005 (Unaudited)
--------------------------------------------------------------------------------

     During the six-month period ending April 2005, the S&P 500 rose 3.3% overall, driven entirely by the gains in late 2004. Value continued its prolonged outperformance relative to growth as the pace of the economic recovery became a concern, with the Russell 1000 Value returning 6.7% and the Russell 1000 Growth rising a modest 1.1%. Small cap's reign in recent years faltered as the Russell 2000 Index fell 0.2%. Within the Russell 1000 Growth Index, more defensive sectors like utilities, energy and REITs were the best performers, while more cyclically sensitive areas such as finance and autos & transportation lagged. Retail underperformed as a whole and was dragged down by lower-end retailers feeling the brunt of higher gas prices on their customers. The insurance sector also declined as a whole as some of the industry's most prominent names were involved in scandal.

PERFORMANCE OVERVIEW
AMERICAN BEACON BALANCED FUND(SM)
April 30, 2005 (Unaudited)
--------------------------------------------------------------------------------

     The Balanced Fund's Institutional Class returned 6.18% for the six months ended April 30, 2005, outperforming the 60% S&P 500 Barra Value/40% Lehman Brothers Aggregate Index benchmark return of 2.57% and the Lipper Balanced Funds Index return of 2.67%.

                                   ANNUALIZED TOTAL RETURNS
                            ---------------------------------------
                                     PERIODS ENDED 4/30/05
                            ---------------------------------------
                            6 MONTHS*   1 YEAR   5 YEARS   10 YEARS
                            ---------   ------   -------   --------
Institutional Class(1)....    6.18%     11.39%     8.64%     9.66%
PlanAhead Class(1)........    5.93%     10.98%     8.38%     9.35%
AMR Class(1)..............    6.20%     11.68%     8.95%     9.95%
Lipper Balanced Funds
 Index....................    2.67%      6.06%     2.22%     8.33%
S&P 500 Index(2)..........    3.28%      6.34%    -2.94%    10.26%
S&P 500/Barra Value
 Index(2).................    3.51%      9.72%     1.65%    10.36%
Lehman Bros. Aggregate
 Index(2).................    0.98%      5.26%     7.49%     7.14%
Balanced Composite
 Index(3).................    2.57%      8.02%     4.33%     9.41%

*   Not annualized.

1. Performance shown is historical and may not be indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is as of date indicated and may differ from current performance. To obtain performance as of the most recent month end, please visit www.americanbeaconfunds.com or call 1-800-967-9009. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares.

2. The S&P 500 Index is an unmanaged index of common stocks publicly traded in the United States. The S&P 500/ Barra Value Index is a market value weighted index of stocks with book-to-price ratios in the top 50% of the S&P 500 Index. The Lehman Brothers Aggregate Index is a market value weighted index of government, corporate, mortgage-backed and asset-backed fixed-rate debt securities of all maturities.

3.  60% S&P 500/Barra Value, 40% LB Aggregate Index

     During the six-month period, the Fund's assets on average were invested 67% in equities (including equitized cash) and 33% in fixed-income securities, ending the period with 67% in equities/equitized cash and 33% in fixed-income securities.

     The equity portion of the Fund returned 10.8%, outperforming the S&P 500/Barra Value Index ("Barra Value Index") return of 3.5%. The Fund added value relative to the Barra Value Index mostly through stock selection, which was positive in seven out of ten sectors and also through sector allocation. Stock selection in the Consumer Discretionary and Consumer Staples sectors contributed most to the Fund's excess performance. In the Consumer Discretionary sector, the Fund's positions in Sears Holdings Corp. (up 44.2%) and MGM Mirage, Inc. (up 29.8%) had the largest impact, while Altria Group Inc. (up 37.2%) and Imperial Tobacco Group plc (up 26.6%) were the largest contributors to the positive performance of the Consumer Staples sector. Selection in the Financials, Industrials, and Health Care sectors were also a source of significant added value. Strong performers included Allstate Corp. (up 18.1%) and Prudential Financial Inc. (up 24.6%) in the Financials sector, Boeing Co. (up 20.3%) in the Industrials sector, and Aetna Inc. (up 54.5%) in the Health Care sector.

     Equity sector allocation also had an impact on the Fund's relative returns during the six-month period. The Fund was underweight in the Energy sector very early in the period but benefited from an overweight in this second-best performing sector of the Barra Value Index over the course of the six months. Overweighting the Health Care sector, which was the best performing sector of the Barra Value Index also added value, as well as underweights in the Financials and Telecommunications Services sector, that were two of the worst performing sectors of the Barra Value Index.

     The fixed-income portion of the Fund returned 0.2% for the six-month period, lagging the Lehman Brothers Aggregate Index ("Lehman Index") return of 1.0%. The Fund's fixed-income underperformance was due mostly to its significantly longer duration relative to the Lehman Index during February and the early part of March as interest rates were rising.

PERFORMANCE OVERVIEW
AMERICAN BEACON BALANCED FUND(SM) -- CONTINUED
April 30, 2005 (Unaudited)
--------------------------------------------------------------------------------

     The sub-advisors continue to focus on the disciplined selection of attractive securities with a goal of long-term added value.

TOP TEN EQUITY HOLDINGS

                                                      % OF
                                                    EQUITIES
                                                    --------
ConocoPhillips                                        2.9%
Bank of America Corporation                           2.9%
Altria Group, Incorporated                            2.5%
Citigroup, Incorporated                               2.5%
MetLife, Incorporated                                 2.0%
Occidental Petroleum Corporation                      1.8%
Washington Mutual, Incorporated                       1.7%
Allstate Corporation                                  1.7%
Pfizer, Incorporated                                  1.6%
Computer Associates International, Incorporated       1.6%
                                                     -----
        Total                                        21.2%

Top Ten Equity Holdings as % of Total Net Assets     12.7%

EQUITY SECTOR ALLOCATION

                                                      % OF
                                                    EQUITIES
                                                    --------
Financials                                           29.5%
Industrials                                          13.1%
Energy                                               10.2%
Consumer Staples                                     10.1%
Consumer Discretionary                                8.7%
Health Care                                           8.0%
Information Technology                                7.4%
Materials                                             6.1%
Utilities                                             5.8%
Telecommunication Services                            1.1%

FIXED-INCOME SECTOR ALLOCATION

                                                   % OF
                                               FIXED INCOME
                                               ------------
U.S. Treasury                                     29.0%
Mortgage-Backed                                   27.8%
Corporates                                        26.6%
Agency                                            14.8%
Asset-Backed                                       1.8%

PERFORMANCE OVERVIEW
AMERICAN BEACON LARGE CAP VALUE FUND(SM)
April 30 2005 (Unaudited)
--------------------------------------------------------------------------------

     The Institutional Class of the Large Cap Value Fund returned 8.75% for the six months ended April 30, 2005, well ahead of the S&P 500/Barra Value Index ("Index") return of 3.51% and the Lipper Multi-Cap Value Funds Index return of 5.34%.

                                ANNUALIZED TOTAL RETURNS
                         ---------------------------------------
                                  PERIODS ENDED 4/30/05
                         ---------------------------------------
                         6 MONTHS*   1 YEAR   5 YEARS   10 YEARS
                         ---------   ------   -------   --------
Institutional
 Class(1)..............    8.75%     15.47%     9.25%    10.98%
PlanAhead Class(1).....    8.60%     15.09%     8.95%    10.64%
AMR Class(1)...........    8.90%     15.71%     9.54%    11.27%
Lipper Multi-Cap Value
 Funds Index...........    5.34%      9.64%     6.16%    10.71%
S&P 500 Index(2).......    3.28%      6.34%    -2.94%    10.26%
S&P 500/Barra Value
 Index(2)..............    3.51%      9.72%     1.65%    10.36%

*   Not annualized.

1. Performance shown is historical and may not be indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is as of date indicated and may differ from current performance. To obtain performance as of the most recent month end, please visit www.americanbeaconfunds.com or call 1-800-967-9009. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares.

2. The S&P 500 Index is an unmanaged index of common stocks publicly traded in the United States. The S&P 500/Barra Value Index is a market value weighted index of stocks with book-to-price ratios in the top 50% of the S&P 500 Index.

     The Fund produced positive returns and positive stock selection relative to the Index in every sector except Telecommunication Services. The Fund outperformed the Index primarily through strong stock selection, although sector allocation also added meaningfully to the excess performance.
     From a stock selection standpoint, the largest contributors were in the Consumer Discretionary, Consumer Staples, Industrials and Financials sectors. The companies with most impact in the Consumer Discretionary sector were Sears Holdings Corp. (up 44.2%) and J.C. Penney Company, Inc. (up 37.8%). In the Consumer Staples sector, Altria Group Inc. (up 37.2%) and Imperial Tobacco Group plc (up 26.6%) were the largest contributors. Boeing Co. (up 20.3%) in the Industrials sector and Allstate Corp. (up 18.1%) and Prudential Financial Inc. (up 24.6%) in the Financials sector also added meaningful value versus the Index.

     Sector weightings also added value during the period, as an underweight in the Energy sector early in the period became an overweight in this second-best performing sector of the Index. Also, an overweight in Health Care, which was the best performing sector of the Index, and an underweight in Financials (one of the poorer performing sectors of the Index) also contributed to added value through sector allocation.

     The sub-advisors continue to invest in a broadly diversified portfolio of companies that they believe have attractive valuations and above average earnings growth potential. This approach should allow the Fund to benefit over the long-term.

TOP TEN HOLDINGS

                                                   % OF NET
                                                    ASSETS
                                                  ----------
ConocoPhillips                                       2.7%
Bank of America Corporation                          2.0%
Altria Group, Incorporated                           1.9%
Citigroup, Incorporated                              1.8%
Tyco International Limited                           1.6%
Boeing Company                                       1.6%
Washington Mutual, Incorporated                      1.6%
JP Morgan Chase & Company                            1.6%
MetLife, Incorporated                                1.4%
Allstate Corporation                                 1.3%

SECTOR ALLOCATION

                                                      % OF
                                                    EQUITIES
                                                    --------
Financials                                            28.5%
Industrials                                           12.4%
Consumer Staples                                      10.2%
Consumer Discretionary                                 9.5%
Information Technology                                 9.3%
Energy                                                 9.0%
Health Care                                            8.2%
Utilities                                              5.5%
Materials                                              5.4%
Telecommunication Services                             2.0%

PERFORMANCE OVERVIEW
AMERICAN BEACON LARGE CAP GROWTH FUND(SM)
April 30, 2005 (Unaudited)
--------------------------------------------------------------------------------

     The Institutional Class of the Large Cap Growth Fund returned 0.30% for the six months ended April 30, 2005, compared to the Russell 1000 Growth Index ("Index") return of 1.14% and the Lipper Large-Cap Growth Funds Index return of 1.45%.

                                  ANNUALIZED TOTAL RETURNS
                         ------------------------------------------
                                   PERIODS ENDED 4/30/05
                         ------------------------------------------
                         6 MONTHS*   1 YEAR   3 YEAR   SINCE INCEP.
                         ---------   ------   ------   ------------
Institutional
 Class(1)..............    0.30%      0.65%    1.66%      -10.58%
AMR Class(1)...........    0.31%      0.83%    1.72%      -10.48%
Lipper Large-Cap Growth
 Funds Index...........    1.45%      1.38%    0.21%      -11.16%
Russell 1000 Growth
 Index(2)..............    1.14%      0.40%    1.51%      -10.89%

*   Not annualized.

1. Performance shown is historical and may not be indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is as of date indicated and may differ from current performance. To obtain performance as of the most recent month end, please visit www.americanbeaconfunds.com or call 1-800-967-9009. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares.

2.  Russell 1000 (R) Growth Index is a service mark of the Frank
    Russell Company. The Russell 1000 Growth Index is an unmanaged index of those stocks in the Russell 1000 Index with above-average price-to-book ratios and above-average forecasted growth values.

     This has been a mediocre period for U.S. growth stocks overall. During the six-month period, six out of ten sectors in the Russell 1000 Growth Index posted positive returns. The Fund lost relative value versus the Index primarily as a result of stock selection, although sector-weighting decisions were mildly detrimental as well.

     From a stock selection standpoint, the Fund added value in four of ten sectors. Two of the largest value added sectors for the Fund relative to the Index were Financials and Consumer Staples. An overweighting of Prudential Financial, Inc. (up 24.6%) and a position in Loews Corp. (up 18.8%) contributed most to the Financial sector's relative performance. In Consumer Staples, the Fund's overweighted position in Gillette Company (up 25.3%) in particular added value relative to the Index. Unfortunately, poor selection in the Health Care, Information Technology, Industrials and Consumer Discretionary sectors more than offset the positives elsewhere. The primary detractors were Biogen Idec, Inc. (down 37.7%) in the Health Care sector, Qualcomm, Inc. (down 16.2%), International Business Machines Corp. (down 14.6%) and Symantec Corp. (down 34.0%) in the Information Technology sector, Ryder Systems, Inc. (down 25.8%) in Industrials and Ebay, Inc. (down 35.0%) and Harman International Industries, Inc. (down 34.6%) in the Consumer Discretionary sector.

     Looking forward, the Fund's sub-advisors will continue to maintain a disciplined, long-term approach to equity investing in larger stocks with above average growth potential.

TOP TEN HOLDINGS

                                                   % OF NET
                                                    ASSETS
                                                  ----------
Johnson & Johnson                                    5.8%
Microsoft Corporation                                4.9%
Pfizer, Incorporated                                 4.3%
Amgen, Incorporated                                  2.7%
Procter & Gamble Company                             2.4%
Qualcomm, Incorporated                               2.1%
Intel Corporation                                    2.0%
Coca-Cola Company                                    1.6%
Cisco Systems, Incorporated                          1.4%
Time Warner, Incorporated                            1.4%

SECTOR ALLOCATION

                                                      % OF
                                                    EQUITIES
                                                    --------
Health Care                                          25.6%
Information Technology                               24.3%
Consumer Discretionary                               16.6%
Financials                                           11.3%
Industrials                                           8.9%
Consumer Staples                                      8.5%
Energy                                                1.8%
Utilities                                             1.1%
Telecommunication Services                            1.0%
Materials                                             0.9%

PERFORMANCE OVERVIEW
AMERICAN BEACON MID-CAP VALUE FUND(SM)
April 30, 2005 (Unaudited)
--------------------------------------------------------------------------------

     The Institutional Class of the Mid-Cap Value Fund returned 6.61% for the six-months ended April 30, 2005. The Fund trailed the Russell Midcap Value Index ("Index") return of 8.81% but outperformed the Lipper Mid-Cap Value Funds Index return of 5.18%.

                                  TOTAL RETURNS
                       ------------------------------------
                              PERIODS ENDED 4/30/05
                       ------------------------------------
                       3 MONTHS*   6 MONTHS*   SINCE INCEP.
                       ---------   ---------   ------------
Institutional
  Class(1)...........    -1.18%      6.61%         9.49%
Lipper Mid-Cap Value
  Funds Index........    -2.10%      5.18%         5.78%
Russell Midcap Value
  Index(2)...........     0.46%      8.81%        13.26%

*   Not annualized.

1. Performance shown is historical and may not be indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is as of date indicated and may differ from current performance. To obtain performance as of the most recent month end, please visit www.americanbeaconfunds.com or call 1-800-967-9009. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares.

2.  Russell Midcap(TM) Value Index is a trademark of the Frank
    Russell Company. The Russell Midcap Value Index is an unmanaged index of those stocks in the Russell Midcap Index with below-average price-to-book ratios and below-average forecasted growth values.

     The Fund underperformed the Index due to stock selection, as sector allocation added value. The Fund's investments in the Consumer Discretionary sector detracted most from performance, due to a large position in Lear Corp. (down 36.6%). Stock selection in the Financials, Information Technology and Utilities sectors also hurt the Fund's performance. In the Financials sector, large positions in TCF Financial Corp. (down 18.7%), South Financial Group, Inc. (down 11.1%) and Janus Capital Group Inc. (down 14.8%) had the largest impact. BearingPoint, Inc. (down 28.9%), was responsible for most of the underperformance in the Information Technology sector, while Pinnacle West Capital Corp. (up 0.6%) had the largest negative impact in the Utilities sector. The Fund's holdings in the Industrials and Health Care sectors added value relative to the Index, but not enough to offset the underperformance of the sectors mentioned above.

     Sector weightings added to the Fund's performance relative to the Index. A large overweight in Health Care, which was the best performing sector of the Index, and an underweight in Information Technology, the worst performing sector of the Index, were responsible for most of the excess performance attributable to sector allocation.

     The sub-advisors' philosophy of investing in undervalued companies that exhibit improving profitability and earnings growth potential should allow the Fund to benefit longer-term.

TOP TEN HOLDINGS

                                                     % OF
                                                  NET ASSETS
                                                  ----------
Loews Corporation                                    2.7%
Lear Corporation                                     2.0%
Health Net, Incorporated                             2.0%
Marathon Oil Corporation                             1.8%
Wisconsin Energy Corporation                         1.8%
XL Capital Limited                                   1.8%
Whirlpool Corporation                                1.7%
Torchmark, Incorporated                              1.7%
American Power Conversion Corporation                1.6%
Wellchoice, Incorporated                             1.6%

SECTOR ALLOCATION

                                                      % OF
                                                    EQUITIES
                                                    --------
Financials                                           28.9%
Consumer Discretionary                               23.9%
Industrials                                          17.1%
Health Care                                           9.1%
Utilities                                             7.9%
Consumer Staples                                      6.7%
Materials                                             3.1%
Energy                                                2.0%
Information Technology                                1.3%

EMERGING MARKETS OVERVIEW

April 30, 2005 (Unaudited)
--------------------------------------------------------------------------------

During the six months ending April 30, 2005, the emerging markets as measured by the MSCI Emerging Markets Index gained 13.4%. Emerging markets continued to outpace developed markets as robust global economic growth and rising commodity prices bolstered these markets. Investors were also enticed by the asset class' attractive relative valuations, strong corporate earnings and solid economic fundamentals consisting of positive current account balances, stronger currencies against the dollar and stabilized inflation. The period in review, however, did not end without some renewed volatility. After reaching new heights at the start of the year the emerging markets along with other global markets sold-off in March as global risk aversion spiked due to concerns of slowing global growth and rising inflation and interest rates in the U.S.

     While the parallels to the emerging markets April 2004 sell-off are striking, this year's correction differed from last year's. This year's sell-off was much more orderly compared to last year's experience with market weakness avoiding last year's magnitude. Markets were down on average 10% during this year's correction compared to 20% last year. Nevertheless, similarities were present. After reaching lows in each correction the asset class rebounded strongly as global markets stabilized. The resilience of emerging markets in each period can be attributed to the fact that economies have become more resilient to external shocks thanks to the adoption of better macroeconomic fundamentals, stronger fiscal performance and de-leveraging of corporate balance sheets.

     In terms of regional performance, Latin America (up 16.3%) was the best performing region, buoyed by strong commodity prices and a recovering U.S. economy. The region's economic growth expanded about 5.5% during the year, supported by a rebound in domestic consumption, strong oil and commodity exports, especially to China. Latin America's shining star, Brazil (up 21.5%), led the way with rising net capital inflows and strong exports. Furthering Brazil's attraction was the government's determination to push forth structural reforms. Mexico, despite recent political concerns, performed well gaining 11.1% as economic and earnings growth remained supportive.

     Emerging Asia, despite a strong April correction in early cyclical markets such as South Korea and Taiwan followed, returning 13.0%. South Korea, despite correcting in April, was among the best performing markets in the region, returning 20.6%. Investors -- foreign and local -- warmed to improving domestic economic data whilst locals returned to the market after a long absence. Indonesia was also strong, returning 17.8% on the back of improving economic growth and prospects of further economic reforms.

     The Emerging Europe Middle East and South Africa (EMEA) trailed all regions while returning a respectable 11.7%. Egypt was the best performing market returning 93.1% given attractive valuations, prospects for continued reform-led growth and improving political outlook. The Egyptian market has benefited from an attractive growth outlook given the pick up in structural reform momentum and the significant micro reform progress achieved to date. The reform process received a boost earlier this year from a significant cabinet reshuffle and the formation of a new government, led by Ahmed Nazif, the youngest Prime Minister in Egypt's modern history. Russia, despite rising oil prices, was the worst performing market falling 3.7%. Investor concern that the Yukos affair would lead to further oligarchs being prosecuted hampered market sentiment for much of the period in review.

PERFORMANCE OVERVIEW
AMERICAN BEACON EMERGING MARKETS FUND(SM)
April 30, 2005 (Unaudited)
--------------------------------------------------------------------------------

     The Institutional Class of the Emerging Markets Fund returned 11.86% for the six months ended April 30, 2005. The Fund underperformed the MSCI Emerging Markets Index ("Index") return of 13.43% and the Lipper Emerging Market Funds Index return of 12.52%.

                                 ANNUALIZED TOTAL RETURNS
                           -------------------------------------
                                   PERIODS ENDED 4/30/05
                           -------------------------------------
                                                          SINCE
                           6 MONTHS*   1 YEAR   3 YEARS   INCEP.
                           ---------   ------   -------   ------
Institutional Class(1)...    11.86%    20.76%    16.95%    8.14%
PlanAhead Class(1,2).....    11.74%    20.51%    16.68%    7.98%
AMR Class(1).............    11.96%    21.03%    17.25%    8.43%
Lipper Emg Mkt Funds
 Index...................    12.52%    23.83%    17.91%    7.83%
MSCI Emg Mkts Index(3)...    13.43%    23.62%    17.52%    7.44%

*   Not annualized.

1. Performance shown is historical and may not be indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is as of date indicated and may differ from current performance. To obtain performance as of the most recent month end, please visit www.americanbeaconfunds.com or call 1-800-967-9009. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares.

2. Fund performance for the three-year and since inception periods represents the total returns achieved by the Institutional Class from 7/31/00 up to 10/1/02, the inception date of the PlanAhead Class, and the returns of the PlanAhead Class since its inception. Expenses of the PlanAhead Class are higher than those of the Institutional Class. Therefore, total returns shown may be higher than they would have been had the PlanAhead Class been in existence since 7/31/00.

3. The MSCI Emerging Markets Index is a market capitalization weighted index composed of companies that are representative of the market structure of developing countries in Latin America, Asia, Eastern Europe, the Middle East and Africa.

     The Fund underperformed the Index over the six-month period due to Fund expenses, unfavorable country allocation and lower returns in the cash equitization account than the Index.

     Country allocation detracted value despite the Fund overweighting Egypt, which was the top-performing market for the six-month period with a return of over 90%. Unfortunately, the Fund also overweighted South Africa, which only gained 8.8%, and underweighted the Czech Republic (up 36.3%), South Korea (up 21.6%) and Israel (up 20.4%).

     Stock selection was positive in South Africa and South Korea, but was largely offset in Taiwan, Mexico and Egypt. In South Africa, MTN Group gained 31.0%, while Korea Electric Power returned 46.1% in South Korea. In Taiwan, United Microelectronics dropped 2.7% during the period, and in Mexico, Telefonos de Mexico gained less than 1%. In Egypt, despite owning five stocks that each gained over 30%, each of these stocks underperformed the country return of over 90%.

     The Fund's basic philosophy remains focused on investing in undervalued companies with above-average earnings growth expectations.

     Investing in foreign equities entails additional risk not associated with domestic equities, such as currency fluctuations, economic and political instability and differences in accounting standards. The risks of investing in foreign equities are heightened when investing in emerging markets.

TOP TEN HOLDINGS

                                                     % OF
                                                  NET ASSETS
                                                  ----------
Samsung Electronics Company Limited                  2.5%
LUKOIL Oil Company, ADR                              2.4%
Petroleo Brasileiro S.A., ADR                        2.0%
America Movil, S.A. de C.V., ADR                     1.5%
China Mobile (Hong Kong) Limited                     1.4%
United Microelectronics Corporation                  1.4%
Korea Electric Power Corporation                     1.3%
Wal-Mart de Mexico, S.A. de C.V.                     1.3%
Telefonos de Mexico, S.A. de C.V., ADR               1.2%
Grupo Televisa, S.A., ADR                            1.1%

PERFORMANCE OVERVIEW
AMERICAN BEACON EMERGING MARKETS FUND(SM) -- CONTINUED
April 30, 2005 (Unaudited)
--------------------------------------------------------------------------------

SECTOR ALLOCATION

                                                      % OF
                                                    EQUITIES
                                                    --------
Financials                                           18.8%
Telecommunications Services                          14.4%
Consumer Discretionary                               12.7%
Information Technology                               12.5%
Industrials                                           9.5%
Materials                                             9.2%
Energy                                                9.1%
Consumer Staples                                      7.2%
Utilities                                             5.0%
Health Care                                           1.6%

COUNTRY ALLOCATION
(PIE CHART)

                                   OTHER
                                  EUROPE,
                                   MIDDLE
                        SOUTH      EAST,                                                             OTHER
SOUTH KOREA             AFRICA     AFRICA     TAIWAN     BRAZIL     MEXICO     INDIA      CHINA       ASIA     MALAYSIA    ISRAEL
-----------             ------    -------     ------     ------     ------     -----      -----      -----     --------    ------
16.5%                    13.2%     12.8%       12.1%      10.9%      8.1%        7.7%      7.0%       6.7%       3.3%      0.9%


                        OTHER
                        LATIN
SOUTH KOREA            AMERICA
-----------            -------
16.5%                    0.8%

DOMESTIC BOND MARKET OVERVIEW

April 30, 2005 (Unaudited)
--------------------------------------------------------------------------------

HIGH YIELD
For the six months ended April 30, 2005, the high yield market was a study in dynamics, as the Lehman Brothers U.S. Corporate High Yield Index (the "Lehman Index") posted a 0.08% return.

     By the end of October, the Lehman Index spread over Treasuries had shrunk to 373, the tightest since July 1998. BB's had contracted to 219 and BB-B spread was 122, the tightest since the first half of 1998. The overall index spread would have been lower were it not for CCC's, which were averaging 306 over B's, still above the 242 spread reached in January 2004. In that environment, several BB's were trading as tight as 150 bps, which hardly met the traditional standard for high yield.

     At 12/31/2004, the Lehman Index reached 319 basis points over Treasuries. These spreads touched levels not reached since 1997 and 1986. Due to investors' thirst for yield, quality spreads compressed. The most striking was the difference between B's and BB's. In July 2002 it was 402. A year ago it was 147. At 2004 year-end, it was at an all-time low of 103 basis points. Part of the reason was a low occurrence of company distress, creating a better chance that today's B could be tomorrow's BB and today's BB could reach investment grade. These possibilities were mirrored in rating agency upgrades and downgrades, which reached their best ratio in seven years.

     For only the second time since 1990, the high yield market had a negative January total return, albeit a slim -0.13% for the Lehman Index. One possible cause of the market's performance was a $1.1 billion January outflow from mutual funds, the largest since May 2004.

     High yield spreads widened slightly in January, after last year's long, steady narrowing. One factor that has rattled the market was a potential downgrade of General Motors.

     It normally doesn't take equity or debt markets nearly as long to correct as it does for them to advance. Such was the case with the high yield market in March. Yield spreads widened out with stunning swiftness. On February 28, the J.P. Morgan High Yield Index was 309 basis points over Treasuries. The trough was 299 basis points on March 11. By month-end, barely 20 days later, spreads widened to 372 basis points. Price declines of 4-6 points on longer dated bonds were not uncommon.

     So what was the culprit? Sometimes the cause of a market correction is obvious, other times much more subtle. The biggest factors were: 1) the profit warning at General Motors and the attendant meltdown of its bonds (current spread is 490 bps over Treasuries; 2) new high on 5-year Treasury yields (not seen for three years); 3) a spike in oil prices back to $57; and 4) a $3.3 billion month of mutual fund outflow.

     A dormant market that paid little attention to varying risk levels awoke from its hibernation in April. The BB to B spread rose from 107 to 133 basis points and the CCC to B jumped from 244 to 315, both the widest levels since September. Market concern over a potential "ripple" effect from General Motors was evident in some institutional "rebalancing" away from high yield and another month of mutual fund outflows. Fortunately, the supply side of the picture was well under control as new issuance was the lowest since October 2002. As a result, the high yield market, which seemed destined to break $1 trillion at some time in 2004, has continued to hold steady in the $920 billion range.

     The coming months will prove to be very interesting for the high yield market. Will the credit spreads continue to tighten and allow questionable deals to be sold due to a seemingly insatiable appetite? Or will the market stabilize as continued economic growth provides a positive environment for companies to increase earnings and improve their balance sheets? The market consensus is that the highest probability for high yield's total return for the remainder of 2005 is between 5% and 6%, as returns are driven by individual company fundamental results rather than a big supply/demand imbalance or a rapid change in interest rates.

April 30, 2005 (Unaudited)
--------------------------------------------------------------------------------

INVESTMENT GRADE
For the six-month period ended April 30, 2005, the investment grade fixed-income market, as defined by the Lehman Brothers Aggregate Index (the "Index"), produced a 0.98% total return. For the first time since 2002, the U.S. Credit sector did not post the highest returns in the Index. Of the major asset classes, U.S. Credit returned 0.57%, Agencies returned 0.61%, Treasuries returned 0.96%, and Mortgages led the group at 1.44% during the period. The Treasury yield curve continued to flatten as the Federal Reserve Bank raised short-term interest rates while longer-term rates remained steady. The Federal Funds Rate was 2.75% at period end; however, it increased to 3.00% shortly thereafter. Additionally, further Fed rate hikes were priced into the market going forward. The U.S. Credit sector underperformed during this period as yield spreads widened in response to volatility in the auto sector. Due to the sheer size of the auto sector, the effects of its credit deterioration were felt across the entire credit market. Within the credit spectrum, triple-B rated securities posted the lowest returns at 0.01%, and triple-A rated securities returned 1.10%.

                                   TOTAL RETURNS
                               ----------------------
                               PERIODS ENDED 4/30/05
                               ----------------------
                               6 MONTH       12 MONTH
                               -------       --------
Lehman Aggregate                0.98%          5.26%
Lehman Gov/Credit               0.75%          5.13%
-----------------------------------------------------
SECTOR
U.S. Treasury                   0.96%          5.19%
U.S. Agency                     0.61%          4.08%
Mortgage-Backed                 1.44%          5.62%
Commercial MBS                  0.44%          4.85%
U.S. Credit                     0.57%          5.51%
Asset-Backed                    0.43%          2.99%
-----------------------------------------------------
CREDIT RATING
Aaa                             1.07%          5.14%
Aa                              0.71%          5.02%
A                               1.10%          6.04%
Baa                             0.01%          5.49%

(source: Lehman Brothers)

     The Federal Reserve Bank maintained its measured pace of raising the Federal Funds Rate throughout the period. Their attention was focused on the increase in recent inflation indicators and on the stabilization in the job market, but neither of these factors was enough to encourage longer-term interest rates to rise. By historical standards, this recovery has been relatively slow, which has led many participants to doubt its sustainability. Additionally, the recent volatility in the credit markets sent many investors into the safe haven of Treasury securities. At period end, the Fed was nearing a point where further increases in short-term interest rates would threaten the positive slope of the Treasury yield curve. The Fed has several more months to monitor economic and market data, but longer-term interest rates may ultimately limit its remaining monetary policy considerations.
(PERFORMANCE GRAPH)

                                                                            2.89                               1.89
                                                                            ----                               ----
                                                                            3.17                               2.12
                                                                            3.25                               2.19
                                                                            3.33                               2.26
                                                                            3.41                               2.33
                                                                            3.49                               2.41
                                                                            3.57                               2.48
2 Yr.                                                                       3.65                               2.55
                                                                            3.67                               2.61
                                                                            3.69                               2.67
                                                                            3.71                               2.73
                                                                            3.73                               2.79
                                                                            3.75                               2.85
                                                                            3.77                               2.92
                                                                            3.79                               2.98
                                                                            3.81                               3.04
                                                                            3.83                               3.10
                                                                            3.85                               3.16
                                                                            3.87                               3.22
5 Yr.                                                                       3.90                               3.28
                                                                            3.91                               3.32
                                                                            3.93                               3.36
                                                                            3.94                               3.39
                                                                            3.96                               3.43
                                                                            3.97                               3.47
                                                                            3.99                               3.50
                                                                            4.00                               3.54
                                                                            4.02                               3.58
                                                                            4.03                               3.62
                                                                            4.05                               3.65
                                                                            4.06                               3.69
                                                                            4.08                               3.73
                                                                            4.09                               3.76
                                                                            4.11                               3.80
                                                                            4.12                               3.84
                                                                            4.14                               3.87
                                                                            4.15                               3.91
                                                                            4.17                               3.95
                                                                            4.18                               3.99
10 Yr.                                                                      4.20                               4.02
                                                                            4.20                               4.03
                                                                            4.21                               4.04
                                                                            4.21                               4.05
                                                                            4.21                               4.06
                                                                            4.22                               4.07
                                                                            4.22                               4.08
                                                                            4.23                               4.09
                                                                            4.23                               4.10
                                                                            4.23                               4.11
                                                                            4.24                               4.12
                                                                            4.24                               4.13
                                                                            4.25                               4.14
                                                                            4.25                               4.15
                                                                            4.25                               4.16
                                                                            4.26                               4.17
                                                                            4.26                               4.18
                                                                            4.26                               4.19
                                                                            4.27                               4.20
                                                                            4.27                               4.20
                                                                            4.28                               4.21
                                                                            4.28                               4.22
                                                                            4.28                               4.23
                                                                            4.29                               4.24
                                                                            4.29                               4.25
                                                                            4.30                               4.26
                                                                            4.30                               4.27
                                                                            4.30                               4.28
                                                                            4.31                               4.29
                                                                            4.31                               4.30
                                                                            4.32                               4.31
                                                                            4.32                               4.32
                                                                            4.32                               4.33
                                                                            4.33                               4.34
                                                                            4.33                               4.35
                                                                            4.34                               4.36
                                                                            4.34                               4.37
                                                                            4.34                               4.38
                                                                            4.35                               4.39
                                                                            4.35                               4.40
                                                                            4.36                               4.41
                                                                            4.36                               4.42
                                                                            4.36                               4.43
                                                                            4.37                               4.43
                                                                            4.37                               4.44
                                                                            4.38                               4.45
                                                                            4.38                               4.46
                                                                            4.38                               4.47
                                                                            4.39                               4.48
                                                                            4.39                               4.49
                                                                            4.39                               4.50
                                                                            4.40                               4.51
                                                                            4.40                               4.52
                                                                            4.41                               4.53
                                                                            4.41                               4.54
                                                                            4.41                               4.55
                                                                            4.42                               4.56
                                                                            4.42                               4.57
                                                                            4.43                               4.58
                                                                            4.43                               4.59
                                                                            4.43                               4.60
                                                                            4.44                               4.61
                                                                            4.44                               4.62
                                                                            4.45                               4.63
                                                                            4.45                               4.64
                                                                            4.45                               4.65
                                                                            4.46                               4.65
                                                                            4.46                               4.66
                                                                            4.47                               4.67
                                                                            4.47                               4.68
                                                                            4.47                               4.69
                                                                            4.48                               4.70
                                                                            4.48                               4.71
                                                                            4.49                               4.72
                                                                            4.49                               4.73
                                                                            4.49                               4.74
                                                                            4.50                               4.75
                                                                            4.50                               4.76
                                                                            4.51                               4.77
                                                                            4.51                               4.78
30 Yr.                                                                      4.51                               4.79

     The steady improvement in credit spreads over the past two years was abruptly interrupted in April 2005 with announcements from the domestic auto manufacturers that their financial situation was growing more tenuous. Sharp earnings and cash flow reductions prompted the credit rating agencies to place the ratings of these auto manufacturers, and of the underlying suppliers, on watch for downgrade. The impacts of rising gasoline prices and strong foreign competition have steadily eroded the competitive advantage of the U.S. auto manufacturing sector. In total, auto sales are still very strong, at approximately 17 million units per year, but shrinking margins and the consumers' shift from large trucks to smaller vehicles has been costly for the domestic manufacturers.

April 30, 2005 (Unaudited)
--------------------------------------------------------------------------------

     The size of the auto sector's outstanding debt, and its carryover effects on the high yield market, weighed heavily on the entire credit market. Spreads rose accordingly, and lower rated credits underperformed higher rated names. Also adding to volatility was an increase in pressure from equity investors who demanded greater returns. In recent months, aggressive shareholder actions led to increased leverage and other shareholder-friendly initiatives -- leaving bondholders with wider credit spreads. Though the economy has been improving gradually, the credit markets felt the pressure of the auto sector volatility and of a more aggressive equity investor.
(PERFORMANCE GRAPH)

                                      INDEX            AAA CREDIT           AA CREDIT           A CREDIT           BAA CREDIT
                                      -----            ----------           ---------           --------           ----------
Jan-03                               180.00               63.00               99.00              174.00              268.00
                                     176.00               62.00               96.00              171.00              261.00
                                     171.00               59.00               94.00              163.00              256.00
                                     173.00               61.00               95.00              164.00              260.00
                                     169.00               59.00               89.00              161.00              257.00
                                     169.00               58.00               90.00              161.00              256.00
                                     167.00               54.00               89.00              158.00              256.00
                                     165.00               54.00               89.00              157.00              251.00
                                     162.00               53.00               85.00              155.00              247.00
                                     167.00               57.00               87.00              163.00              249.00
                                     167.00               56.00               89.00              167.00              245.00
                                     165.00               55.00               90.00              168.00              238.00
                                     161.00               53.00               85.00              161.00              235.00
Apr-03                               159.00               53.00               86.00              159.00              229.00
                                     157.00               52.00               85.00              155.00              227.00
                                     149.00               51.00               80.00              146.00              217.00
                                     144.00               48.00               78.00              139.00              210.00
                                     134.00               47.00               76.00              130.00              193.00
                                     128.00               42.00               70.00              125.00              186.00
                                     130.00               43.00               70.00              126.00              191.00
                                     132.00               44.00               72.00              128.00              192.00
                                     128.00               42.00               69.00              125.00              186.00
                                     128.00               43.00               69.00              127.00              184.00
                                     124.00               41.00               66.00              120.00              181.00
                                     123.00               41.00               67.00              120.00              178.00
                                     124.00               41.00               67.00              120.00              179.00
Jul-03                               124.00               40.00               67.00              122.00              180.00
                                     122.00               41.00               66.00              118.00              176.00
                                     119.00               42.00               68.00              116.00              169.00
                                     118.00               42.00               69.00              114.00              168.00
                                     128.00               55.00               81.00              124.00              176.00
                                     121.00               45.00               73.00              116.00              171.00
                                     126.00               48.00               76.00              121.00              179.00
                                     121.00               48.00               72.00              115.00              173.00
                                     120.00               48.00               73.00              115.00              169.00
                                     119.00               49.00               54.00               93.00              174.00
                                     117.00               47.00               51.00               91.00              172.00
                                     113.00               46.00               54.00               88.00              165.00
                                     114.00               45.00               53.00               88.00              167.00
Oct-03                               115.00               48.00               57.00               89.00              167.00
                                     114.00               44.00               57.00               90.00              165.00
                                     109.00               44.00               56.00               85.00              157.00
                                     112.00               47.00               56.00               86.00              164.00
                                     108.00               45.00               54.00               83.00              156.00
                                     109.00               47.00               55.00               84.00              158.00
                                     102.00               41.00               49.00               78.00              149.00
                                     103.00               41.00               50.00               80.00              151.00
                                     100.00               39.00               48.00               79.00              146.00
                                     101.00               40.00               49.00               80.00              144.00
                                     100.00               39.00               48.00               81.00              143.00
                                      99.00               39.00               50.00               80.00              141.00
                                      98.00               38.00               49.00               79.00              139.00
Jan-04                                97.00               39.00               50.00               79.00              136.00
                                      95.00               38.00               49.00               78.00              134.00
                                      95.00               38.00               49.00               78.00              134.00
                                      96.00               40.00               49.00               79.00              134.00
                                      97.00               40.00               49.00               79.00              136.00
                                     100.00               41.00               53.00               82.00              141.00
                                      95.00               36.00               48.00               77.00              135.00
                                      96.00               35.00               48.00               79.00              136.00
                                      96.00               37.00               49.00               78.00              137.00
                                      97.00               38.00               48.00               78.00              138.00
                                      99.00               38.00               48.00               78.00              143.00
                                      99.00               39.00               48.00               79.00              142.00
                                      99.00               39.00               48.00               79.00              142.00
Apr-04                                98.00               40.00               48.00               80.00              140.00
                                      97.00               40.00               48.00               80.00              137.00
                                      98.00               40.00               50.00               80.00              138.00
                                      96.00               41.00               50.00               80.00              133.00
                                      97.00               40.00               51.00               80.00              137.00
                                     103.00               45.00               55.00               86.00              144.00
                                     103.00               42.00               53.00               85.00              147.00
                                     103.00               42.00               53.00               86.00              145.00
                                     102.00               40.00               54.00               85.00              144.00
                                     103.00               41.00               56.00               85.00              145.00
                                     102.00               42.00               56.00               86.00              144.00
                                     102.00               42.00               56.00               86.00              143.00
                                     101.00               41.00               55.00               85.00              141.00
Jul-04                               103.00               42.00               57.00               87.00              145.00
                                     103.00               42.00               56.00               87.00              145.00
                                     102.00               41.00               56.00               87.00              142.00
                                     101.00               42.00               56.00               86.00              141.00
                                      99.00               41.00               54.00               85.00              137.00
                                     101.00               42.00               54.00               87.00              141.00
                                      99.00               38.00               52.00               84.00              140.00
                                      99.00               39.00               53.00               85.00              138.00
                                      97.00               38.00               53.00               83.00              136.00
                                      96.00               38.00               53.00               82.00              134.00
                                      96.00               39.00               52.00               82.00              135.00
                                      94.00               40.00               51.00               81.00              132.00
                                      94.00               38.00               51.00               79.00              132.00
Oct-04                                94.00               40.00               54.00               80.00              131.00
                                      93.00               40.00               53.00               79.00              130.00
                                      93.00               39.00               52.00               79.00              131.00
                                      95.00               39.00               52.00               78.00              135.00
                                      93.00               38.00               51.00               77.00              131.00
                                      89.00               37.00               48.00               75.00              127.00
                                      87.00               35.00               48.00               73.00              124.00
                                      87.00               35.00               48.00               73.00              122.00
                                      85.00               34.00               45.00               70.00              122.00
                                      86.00               35.00               47.00               71.00              123.00
                                      83.00               32.00               46.00               68.00              120.00
                                      84.00               34.00               48.00               69.00              120.00
                                      83.00               34.00               47.00               68.00              118.00
                                      83.00               34.00               48.00               69.00              119.00
Jan-05                                82.00               34.00               46.00               68.00              118.00
                                      84.00               34.00               46.00               68.00              121.00
                                      84.00               34.00               46.00               68.00              123.00
                                      81.00               33.00               44.00               65.00              119.00
                                      80.00               32.00               45.00               66.00              117.00
                                      79.00               30.00               43.00               64.00              116.00
                                      79.00               31.00               43.00               64.00              115.00
                                      77.00               31.00               42.00               63.00              113.00
                                      78.00               32.00               44.00               64.00              113.00
                                      77.00               32.00               42.00               63.00              112.00
                                      84.00               34.00               46.00               67.00              124.00
                                      86.00               36.00               47.00               67.00              129.00
Apr-05                                94.00               38.00               50.00               74.00              141.00
                                      94.00               38.00               51.00               73.00              142.00
                                     106.00               40.00               54.00               79.00              167.00
                                      99.00               39.00               53.00               75.00              153.00
                                     102.00               39.00               53.00               77.00              158.00

     The Mortgage sector produced the most attractive returns during the period, at 1.44%, reflecting lower prepayment rates and stable longer-term interest rates. In general, Mortgages perform well when longer-term rates are range bound and when refinancing activity is low and stable. The high credit quality of this sector helped too. Although criticism of the government agencies' accounting and management practices continued during the period, their underlying mortgage-backed and unsecured bonds performed well.

     Overall, the broad fixed-income markets posted positive returns during this period despite rising interest rates. In the past, a recovering economy and a rising Federal Funds Rate did not bode well for the bond market. However, given the mild recovery, the comfortable level of inflation, and the strong demand for Treasuries, fixed-income markets performed relatively well.

PERFORMANCE OVERVIEW
AMERICAN BEACON HIGH YIELD BOND FUND(SM)
April 30, 2005 (Unaudited)
--------------------------------------------------------------------------------

     The Institutional Class of the High Yield Bond Fund returned -0.29% for the six months ended April 30, 2005. The Lipper High Current Yield Funds Index returned 0.31% and the Lehman Brothers Corporate High Yield Index ("Lehman Index") posted a return of 0.08% for the six-month period. Although the Fund trailed its indices for the six-month period, it has outperformed for the calendar year-to-date period.

                                  ANNUALIZED TOTAL RETURNS
                           --------------------------------------
                                   PERIODS ENDED 4/30/05
                           --------------------------------------
                                                           SINCE
                           6 MONTHS*   1 YEARS   3 YEARS   INCEP.
                           ---------   -------   -------   ------
Institutional Class(1)...    -0.29%     4.75%      8.86%    9.41%
PlanAhead Class(1, 2)....    -0.50%     4.48%      8.47%    8.97%
Service Class(1,3).......    -0.66%     4.07%      8.00%    8.64%
Lehman Bros. High Yield
  Index(4)...............     0.08%     6.53%     10.07%    8.95%
Lipper High Current Yield
  Funds Index............     0.31%     5.87%      9.32%    6.47%

*   Not annualized.

1. Performance shown is historical and may not be indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is as of date indicated and may differ from current performance. To obtain performance as of the most recent month end, please visit www.americanbeaconfunds.com or call 1-800-967-9009. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares.

2. Fund performance for the since inception period represents the total returns achieved by the Institutional Class from 12/29/00 up to 3/1/02, the inception date of the PlanAhead Class, and the returns of the PlanAhead Class since its inception. Expenses of the PlanAhead Class are higher than those of the Institutional Class. As a result, total returns shown may be higher than they would have been had the PlanAhead Class been in existence since 12/29/00.

3. Fund performance for the since inception period represents the total returns achieved by the Institutional Class from 12/29/00 up to 3/1/02, the returns of the PlanAhead Class from 3/1/02 up to 5/1/03 (the inception date of the Service Class), and the returns of the Service Class since its inception. Expenses of the Service Class are higher than those of the Institutional and PlanAhead Classes. As a result, total returns shown may be higher than they would have been had the Service Class been in existence since 12/29/00.

4. The Lehman Brothers U.S. Corporate High Yield Index is an unmanaged index of fixed income securities with a maximum credit rating of Ba1, a minimum amount outstanding of $100 million, and at least one year to maturity.

     The Fund, relative to the Lehman Index, was underweighted in two (Transportation and Communication) of the top three best performing sectors. The Transportation and Communication sectors outperformed the Lehman Index with returns of 2.9% and 1.5%, respectively. The Fund was also impacted by an overweighting in the Consumer Cyclical sector, the worst sector for the period, as it dropped 2.1%.

     The Fund had an overweighting in Financials (the best sector for the period with a return of 6.0%) and Consumer Non-Cyclicals (up 0.6%) as both sectors outperformed the Lehman Index. Additionally, the Fund underweighted the Energy and Utility sectors, which both failed to outperform the Lehman Index with returns of -0.2% and 0.0%, respectively.

     The sub-advisor's "bottom up" investment process, with a focus on companies with strong cash flow and fundamental credit strength, began to come back into favor as the period came to a close. Higher-rated securities reversed course from 2004 and outperformed the lower-rated securities in the first four months of 2005. The sub-advisor believes that its comprehensive research approach, which has generated outperformance for the Fund in the past, will continue to deliver strong performance over the long term.

     Investing in high yield securities involves additional risks when compared to investing in investment grade securities. These include a greater risk of default or bankruptcy and an increased sensitivity to financial difficulties or changes in interest rates.

PERFORMANCE OVERVIEW
AMERICAN BEACON HIGH YIELD BOND FUND(SM) -- CONTINUED
April 30, 2005 (Unaudited)
--------------------------------------------------------------------------------

TOP TEN HOLDINGS

                                                     % OF
                                                  NET ASSETS
                                                  ----------
Echostar DBS Corporation, 6.625%,
  Due 10/1/2014, 144A                                1.6%
Qwest Services Corporation, 14.00%,
  Due 12/15/2010, 144A                               1.3%
UNOVA, Incorporated, 7.00%, Due 3/15/2008            1.2%
Kabel Deutschland GMBH, 10.625%,
  Due 7/1/2014, 144A                                 1.1%
Turning Stone Casino Resort, 9.125%,
  Due 12/15/2010, 144A                               1.1%
HCA, Incorporated, 8.36%, Due 4/15/2024              1.0%
Biovail Corporation, 7.875%, Due 4/1/2010            1.0%
Transdigm, Incorporated, 8.375%,
  Due 7/15/2011                                      0.9%
Unisys Corporation, 7.875%, 4/1/2008                 0.9%
Woolworth Corporation, 8.50%, Due 1/15/2022          0.9%

SECTOR ALLOCATION

                                                   % OF
                                               FIXED INCOME
                                               ------------
Corporate                                         100.0%

PERFORMANCE OVERVIEW
AMERICAN BEACON ENHANCED INCOME FUND(SM)
April 30, 2005 (Unaudited)
--------------------------------------------------------------------------------

     The PlanAhead Class of the Enhanced Income Fund returned 0.16% for the six months ended April 30, 2005. Its benchmark, a blend of 75% Lehman Brothers Gov/Credit Intermediate Index and 25% Merrill Lynch All U.S. Convertibles Index ("Benchmark"), returned -0.48%. The Fund's peer group, the Lipper Intermediate Investment Grade Index, returned 1.16% over the period.

                                  ANNUALIZED TOTAL RETURNS
                              --------------------------------
                                   PERIODS ENDED 4/30/05
                              --------------------------------
                                                       SINCE
                              6 MONTHS*    1 YEAR    INCEPTION
                              ---------    ------    ---------
PlanAhead Class(1)..........     0.16%      2.57%      2.81%
Lipper Interm. Investment
  Grade Index...............     1.16%      5.01%      3.02%
Enhanced Income Composite
  Index(2)..................    -0.48%      2.32%      3.08%

*   Not annualized.

1. Performance shown is historical and may not be indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is as of date indicated and may differ from current performance. To obtain performance as of the most recent month end, please visit www.americanbeaconfunds.com or call 1-800-967-9009. Fund performance shown in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares.

2.  75% Lehman Bros. Gov/Credit Intermediate Index, 25%
    Merrill Lynch All U.S. Convertibles Index. The Lehman Bros. Gov./Credit Intermediate Index is an unmanaged index of investment grade corporate and government debt issues with maturities between one and ten years. The Merrill Lynch All U.S. Convertibles Index is an unmanaged index of domestic securities convertible into U.S. dollar-denominated common stock, ADRs or cash equivalents with greater than $50 million aggregate market value at issuance. The Merrill Lynch Index includes securities of all quality grades.

     The Fund's assets have been allocated approximately 75% to American Beacon Advisors, Inc. (the "Manager") which invests primarily in income producing, short- and intermediate-term investment grade bonds and 25% to a sub-advisor which invests in securities including convertible bonds, convertible preferreds, high yield bonds and equities in order to try to enhance the return of the overall Fund.

     For the six-month period, the investment grade bond portion of the Fund returned 0.6% compared to a 0.0% return for Lehman Brothers Gov/Credit Intermediate Index ("Lehman Index"). The Corporate sector of the Lehman Index produced negative returns for the period primarily due to spread widening induced by deteriorating fundamentals within the auto industry. Although the Manager's portion of the Fund was overweight Corporates, value was added relative to the Lehman Index in this sector through good security selection. Likewise, security selection in the Treasuries sector was positive for relative returns. In addition, the Manager's holdings in Mortgages added value, since they produced higher returns than any other sector in the Manager's portion of the Fund. Overall, the duration of the Manager's portion of the Fund was neutral to the Lehman Index during the six-month period.

     The remaining portion of the Fund managed by the Fund's sub-advisor returned -1.2%. These results beat the -2.1% return of the Merrill Lynch All U.S. Convertibles Index ("ML Index") but were a drag on the Fund's absolute return. This portion of the Fund benefited most from owning corporate bonds and from owning fewer non-investment grade convertible securities relative to the ML Index.

     The Fund's investment advisors remain focused on the Fund's investment objectives of generating income and capital appreciation.

TOP TEN HOLDINGS

                                                   % OF NET
                                                    ASSETS
                                                  ----------
U.S. Treasury Notes, 4.75%, Due 5/15/2014            4.9%
U.S. Treasury Notes, 4.00%, Due 2/15/2014            4.4%
U.S. Treasury Notes, 5.00%, Due 8/15/2011            3.9%
U.S. Treasury Notes, 5.00%, Due 2/15/2011            3.2%
Prudential Insurance Company of America, 6.375%,
  Due 7/23/2006                                      1.8%
Household Finance Corporation, 5.75%,
  Due 1/30/2007                                      1.6%
Wachovia Corporation, 6.40%, Due 4/1/2008            1.4%
Credit Suisse First Boston USA, Incorporated,
  5.875%, Due 8/1/2006                               1.4%
Heller Financial, Incorporated, 6.375%,
  Due 3/15/2006                                      1.4%
St. George Bank Limited, 7.15%, Due 10/15/2005       1.4%

PERFORMANCE OVERVIEW
AMERICAN BEACON ENHANCED INCOME FUND(SM) -- CONTINUED
April 30, 2005 (Unaudited)
--------------------------------------------------------------------------------

FIXED-INCOME SECTOR ALLOCATION

                                                   % OF
                                               FIXED INCOME
                                               ------------
Corporates                                        57.9%
U.S. Treasury                                     19.2%
Corporate Convertibles                            11.5%
Mortgage-Backed                                    9.3%
U.S. Agency                                        1.1%
Asset-Backed                                       1.0%

EQUITY SECTOR ALLOCATION

                                                      % OF
                                                    EQUITIES
                                                    --------
Consumer Discretionary                               29.0%
Financials                                           28.8%
Energy                                               10.9%
Information Technology                                9.7%
Telecommunication Services                            9.3%
Industrials                                           7.9%
Health Care                                           4.4%

PERFORMANCE OVERVIEW
AMERICAN BEACON INTERMEDIATE BOND FUND(SM)
April 30, 2005 (Unaudited)
--------------------------------------------------------------------------------

     The Institutional Class of the Intermediate Bond Fund returned 1.10% for the six months ended April 30, 2005, ahead of the Lehman Brothers Aggregate Index ("Index") return of 0.98% and slightly lagging the Lipper Intermediate Investment Grade Index return of 1.16%.

                               ANNUALIZED TOTAL RETURNS
                        --------------------------------------
                                PERIODS ENDED 4/30/05
                        --------------------------------------
                                                        SINCE
                        6 MONTHS*   1 YEARS   5 YEARS   INCEP.
                        ---------   -------   -------   ------
Institutional
  Class(1)............    1.10%      5.03%     7.15%    6.15%
PlanAhead Class(1,2)..    0.69%      4.38%     6.61%    5.72%
Lipper Interm.
  Investment Grade
  Index...............    1.16%      5.01%     7.21%    6.22%
Lehman Bros. Agg.
  Index(3)............    0.98%      5.26%     7.49%    6.72%

*   Not annualized.

1. Performance shown is historical and may not be indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is as of date indicated and may differ from current performance. To obtain performance as of the most recent month end, please visit www.americanbeaconfunds.com or call 1-800-967-9009. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares.

2. Fund performance for the since inception period represents the total returns achieved by the Institutional Class from 9/15/97 up to 3/2/98, the inception date of the PlanAhead Class, and the returns of the PlanAhead Class since its inception. Expenses of the PlanAhead Class are higher than those of the Institutional Class. As a result, total returns shown may be higher than they would have been had the PlanAhead Class been in existence since 9/15/97.

3.  Since inception return is from 8/31/97. The Lehman
    Brothers Aggregate Index is a market value weighted index of government, corporate, mortgage-backed and asset-backed fixed-rate debt securities of all maturities.

     The Fund added value relative to the Index due to security selection primarily in the U.S. Treasuries and Corporate sectors. In the U.S. Treasury sector, outperformance was a result of the Fund holding longer duration Treasuries that outperformed during the period. The Fund's holdings in the Corporate sector outperformed the Index, which accounted for some excess performance. However, the Fund's overweight in the sector, which was an underperforming sector within the Index, offset the gains achieved through security selection. The Fund also added value by underweighting Agencies, but that added value was lost through poor selection in the sector. The Fund's duration was generally somewhat longer than the Index over the course of the six months, which proved to be beneficial.

     The Fund's investment managers remain focused on a conservative approach toward investing in the bond market, focusing on issuer-specific opportunities

TOP TEN HOLDINGS

                                                            % OF
                                                         NET ASSETS
                                                         ----------
Federal National Mortgage Association, Pool #725238,
 5.00%, Due 3/1/2034                                        3.1%
Federal Home Loan Mortgage Corporation, 6.00%,
 Due 12/11/2033                                             2.2%
Federal National Mortgage Association, Discount Note,
 Due 6/13/2005                                              2.2%
U.S. Treasury Notes, 3.375%, Due 9/15/2009                  2.2%
Federal Home Loan Mortgage Corporation, 4.25%,
 Due 7/15/2009                                              1.9%
Government National Mortgage Association, Pool #003515,
 5.50%, Due 2/20/2034                                       1.8%
U.S. Treasury Notes, 4.625%, Due 5/15/2006                  1.6%
Federal National Mortgage Association, Pool #254545,
 5.00%, Due 12/1/2017                                       1.5%
Federal National Mortgage Association, Pool #555880,
 5.50%, Due 11/1/2033                                       1.5%
U.S. Treasury Bonds, 5.375%, Due 2/15/2031                  1.4%

SECTOR ALLOCATION

                                                   % OF
                                               FIXED INCOME
                                               ------------
Mortgage-Backed                                   38.7%
Corporates                                        33.5%
U.S. Treasury                                     15.5%
U.S. Agency                                        9.7%
Asset-Backed                                       2.6%

PERFORMANCE OVERVIEW
AMERICAN BEACON SHORT-TERM BOND FUND(SM)
April 30, 2005 (Unaudited)
--------------------------------------------------------------------------------

     The Institutional Class of the Short-Term Bond Fund returned 0.10% for the six months ended April 30, 2005, ahead of the Merrill Lynch 1-3 Year Gov/Corp Index (the "Index") return of 0.05% but below the Lipper Short Investment Grade Bond Funds Index ("Lipper") return of 0.33%.

                                ANNUALIZED TOTAL RETURNS
                         ---------------------------------------
                                  PERIODS ENDED 4/30/05
                         ---------------------------------------
                         6 MONTHS*   1 YEAR   5 YEARS   10 YEARS
                         ---------   ------   -------   --------
Institutional
  Class(1).............     0.10%     1.34%    5.02%     5.34%
PlanAhead Class(1).....    -0.18%     0.89%    4.52%     4.84%
Lipper Short Inv. Grade
  Index................     0.33%     1.68%    4.44%     5.03%
Merrill Lynch 1-3 Yr.
  Gov./Corp. Index(2)..     0.05%     1.36%    5.08%     5.54%

*   Not annualized.

1. Performance shown is historical and may not be indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is as of date indicated and may differ from current performance. To obtain performance as of the most recent month end, please visit www.americanbeaconfunds.com or call 1-800-967-9009. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares.

2. The Merrill Lynch 1-3 Yr. Gov./Corp. Index is a market value weighted performance benchmark for government and corporate fixed-rate debt securities with maturities between one and three years.

     According to the Index, the Agency sector produced the highest total return, at 0.12%, followed by Corporates at 0.04%, and Treasuries at 0.01%. Outside of the Index, the 0-3 year Mortgage sector produced a 1.00% total return, the "AAA" rated Credit Card Asset Backed Sector and the Auto Asset Backed sectors returned approximately 0.25%.

     The Fund's largest position, 69.5% of assets, was in the Corporate sector where the Fund was overweight both the Index and Lipper. The Fund's Corporate holdings outperformed the Index due to their relatively short duration, in a rising interest rate environment, and due to security selection. The Corporate sector, in general, began to experience volatility towards period end as the auto sector downgrades and other credit events caused spreads to widen. The Fund was somewhat protected from the spread widening due to its short duration in this sector.

     The Fund's second largest position, 20.4% of assets, was invested in "AAA" rated Auto and Credit Card Asset Backed securities, and produced a total return of 0.28%. This overweight position contributed to the outperformance relative to the Index as this sector outperformed all of the Index sectors due primarily to its high credit quality.

     Finally, the Fund held a small position in the Mortgage sector, 4.5% of assets, which contributed to the Fund's outperformance relative to the Index as this sector outperformed all of the Index sectors. Mortgages benefited from their relatively short duration in a rising interest rate environment and from a decline in prepayment activity during the period. The Fund's position, however, was underweight relative to Lipper and accounted for some of the Fund's underperformance relative to Lipper.

     Overall, the Fund benefited from its slightly short duration and from security selection within the Corporate sector. Its holdings in the Mortgage and Asset Backed sectors also contributed to performance. Given the outlook for short-term interest rates and credit spreads, the Fund will likely maintain a similar posture going forward.

PERFORMANCE OVERVIEW
AMERICAN BEACON SHORT-TERM BOND FUND(SM) -- CONTINUED
April 30, 2005 (Unaudited)
--------------------------------------------------------------------------------

TOP TEN HOLDINGS

                                                     % OF
                                                  NET ASSETS
                                                  ----------
Prudential Insurance Company of America, 6.375%,
  Due 7/23/2006, 144A                                3.3%
Chemical Master Credit Card Trust 1996-2 A,
  5.98%, Due 9/15/2008                               3.2%
Federal National Mortgage Association, 2.75%,
  Due 8/15/2006                                      3.2%
Hertz Corporation, 4.70%, Due 10/2/2006              3.1%
Citibank Credit Card Issuance Trust 2004-A4 A4,
  3.20%, Due 8/24/2009                               3.1%
MetLife Global Funding I, 3.375%,
  Due 10/5/2007, 144A                                3.1%
DaimlerChrysler Auto Trust 2004-C A4, 3.28%,
  Due 12/8/2009                                      3.1%
Wachovia Corporation, 6.40%, Due 4/1/2008            2.9%
Heller Financial, Incorporated, 6.375%,
  Due 3/15/2006                                      2.7%
Synovus Financial Corporation, 7.25%,
  Due 12/15/2005                                     2.7%

SECTOR ALLOCATION

                                                   % OF
                                               FIXED INCOME
                                               ------------
Corporates                                         69.5%
Asset-Backed                                       20.4%
Agency                                              5.6%
Mortgage-Backed                                     4.5%

FUND EXPENSES
April 30, 2005 (Unaudited)
--------------------------------------------------------------------------------

FUND EXPENSE EXAMPLE

     As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including redemption fees if applicable, and (2) ongoing costs, including management fees, administrative service fees, and other Fund expenses. The examples below are intended to help you understand the ongoing cost (in dollars) of investing in a particular Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

     The examples are based on an investment of $1,000 invested at the beginning of the period in each Class and held for the entire period from November 1, 2004 through April 30, 2005.

ACTUAL EXPENSES

     The following table provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid During Period" row estimate the expenses you paid on your account during this period. Shareholders of the PlanAhead and Institutional Classes that invest in a Fund through an IRA may be subject to a custodial IRA fee of $12 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $12 higher.

                                          LARGE CAP   LARGE CAP    MID-CAP    EMERGING    HIGH YIELD   INTERMEDIATE   SHORT-TERM
INSTITUTIONAL CLASS           BALANCED      VALUE      GROWTH       VALUE      MARKETS       BOND          BOND          BOND
-------------------           ---------   ---------   ---------   ---------   ---------   ----------   ------------   ----------
Beginning Account Value
  11/1/04...................  $1,000.00   $1,000.00   $1,000.00   $1,000.00   $1,000.00   $1,000.00     $1,000.00     $1,000.00
Ending Account Value
  4/30/05...................  $1,061.79   $1,087.52   $1,003.00   $1,066.14   $1,118.58   $  997.11     $,1010.98     $1,000.97
Expenses Paid During Period*
  11/1/04-4/30/05...........  $   2.73    $   3.20    $   3.74    $    5.19   $   8.13    $    4.20     $    1.59     $    1.61
Annualized Expense Ratio....      0.53%       0.62%       0.75%        1.01%      1.55%        0.85%         0.32%         0.32%

                                               LARGE CAP   EMERGING    HIGH YIELD   ENHANCED    INTERMEDIATE   SHORT-TERM
PLANAHEAD CLASS                    BALANCED      VALUE      MARKETS       BOND       INCOME         BOND          BOND
---------------                    ---------   ---------   ---------   ----------   ---------   ------------   ----------
Beginning Account Value
  11/1/04........................  $1,000.00   $1,000.00   $1,000.00   $1,000.00    $1,000.00    $1,000.00     $1,000.00
Ending Account Value 4/30/05.....  $1,059.31   $1,085.96   $1,117.44   $  994.97    $1,001.63    $1,006.92     $  998.17
Expenses Paid During Period*
  11/1/04-4/30/05................  $   4.48    $   4.48    $  10.30    $    5.39    $   4.92     $    4.73     $    4.45
Annualized Expense Ratio.........      0.88%       0.87%       1.96%        1.09%       0.99%         0.95%         0.90%

                                 HIGH YIELD
SERVICE CLASS                       BOND
-------------                    ----------
Beginning Account Value
  11/1/04......................  $1,000.00
Ending Account Value 4/30/05...  $  993.41
Expenses Paid During Period*
  11/1/04-4/30/05..............  $    7.24
Annualized Expense Ratio.......       1.46%

                                             LARGE CAP   LARGE CAP   EMERGING
AMR CLASS                        BALANCED      VALUE      GROWTH      MARKETS
---------                        ---------   ---------   ---------   ---------
Beginning Account Value
  11/1/04......................  $1,000.00   $1,000.00   $1,000.00   $1,000.00
Ending Account Value 4/30/05...  $1,062.03   $1,089.05   $1,003.09   $1,119.59
Expenses Paid During Period*
  11/1/04-4/30/05..............  $   1.73    $   1.87    $   3.36    $    6.71
Annualized Expense Ratio.......      0.34%       0.36%       0.68%        1.28%

---------------

* Expenses are equal to the Fund's annualized expense ratios for the six-month period multiplied by the average account value over the period, multiplied by the number derived by dividing the number of days in the most recent fiscal half-year (181) by days in the year (365) to reflect the half-year period.

FUND EXPENSES
April 30, 2005 (Unaudited)
--------------------------------------------------------------------------------

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

     The following table provides information about hypothetical account values and hypothetical expenses based on a Fund's actual expense ratio and an assumed 5% per year rate of return before expenses (not the Fund's actual return). You may compare the ongoing costs of investing in a particular Fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. Shareholders of the PlanAhead and Institutional Classes that invest in a Fund through an IRA may be subject to a custodial IRA fee of $12 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $12 higher.

     You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs charged by a Fund. Similarly, the expense examples for other funds do not reflect any transaction costs charged by those funds, such as sales charges (loads), redemption fees or exchange fees. Therefore, the "Expenses Paid During Period" lines of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. If you were subject to any transaction costs during the period, your costs would have been higher.

                                           LARGE CAP   LARGE CAP    MID-CAP    EMERGING    HIGH YIELD   INTERMEDIATE   SHORT-TERM
INSTITUTIONAL CLASS            BALANCED      VALUE      GROWTH       VALUE      MARKETS       BOND          BOND          BOND
-------------------            ---------   ---------   ---------   ---------   ---------   ----------   ------------   ----------
Beginning Account Value
  11/1/04....................  $1,000.00   $1,000.00   $1,000.00   $1,000.00   $1,000.00   $1,000.00     $1,000.00     $1,000.00
Ending Account Value
  4/30/05....................  $1,022.14   $1,021.73   $1,021.06   $1,019.77   $1,017.12   $1,020.59     $1,023.21     $1,023.18
Expenses Paid During Period*
  11/1/04-4/30/05............  $    2.68   $   3.09    $   3.78    $    5.08   $   7.74    $    4.25     $    1.60     $    1.63
Annualized Expense Ratio.....       0.53%      0.62%       0.75%        1.01%      1.55%        0.85%         0.32%         0.32%

                                               LARGE CAP   EMERGING    HIGH YIELD   ENHANCED    INTERMEDIATE   SHORT-TERM
PLANAHEAD CLASS                    BALANCED      VALUE      MARKETS       BOND       INCOME         BOND          BOND
---------------                    ---------   ---------   ---------   ----------   ---------   ------------   ----------
Beginning Account Value
  11/1/04........................  $1,000.00   $1,000.00   $1,000.00   $1,000.00    $1,000.00    $1,000.00     $1,000.00
Ending Account Value 4/30/05.....  $1,020.44   $1,020.50   $1,015.07   $1,019.39    $1,019.88    $1,020.08     $1,020.34
Expenses Paid During Period*
  11/1/04-4/30/05................  $   4.40    $   4.34    $   9.80    $    5.45    $   4.96     $    4.76     $    4.50
Annualized Expense Ratio.........      0.88%       0.87%       1.96%        1.09%       0.99%         0.95%         0.90%

                                 HIGH YIELD
SERVICE CLASS                       BOND
-------------                    ----------
Beginning Account Value
  11/1/04......................  $1,000.00
Ending Account Value 4/30/05...  $1,017.54
Expenses Paid During Period*
  11/1/04-4/30/05..............  $    7.32
Annualized Expense Ratio.......       1.46%

                                             LARGE CAP   LARGE CAP   EMERGING
AMR CLASS                        BALANCED      VALUE      GROWTH      MARKETS
---------                        ---------   ---------   ---------   ---------
Beginning Account Value
  11/1/04......................  $1,000.00   $1,000.00   $1,000.00   $1,000.00
Ending Account Value 4/30/05...  $1,023.11   $1,023.00   $1,021.44   $1,018.46
Expenses Paid During Period*
  11/1/04-4/30/05..............  $   1.70    $   1.82    $   3.39    $    6.39
Annualized Expense Ratio.......      0.34%       0.36%       0.68%        1.28%

---------------

* Expenses are equal to the Fund's annualized expense ratios for the six-month period multiplied by the average account value over the period, multiplied by the number derived by dividing the number of days in the most recent fiscal half-year (181) by days in the year (365) to reflect the half-year period.

AMERICAN BEACON BALANCED FUND
SCHEDULE OF INVESTMENTS
April 30, 2005 (Unaudited)
--------------------------------------------------------------------------------

                                   PAR
                                 AMOUNT        VALUE
                               -----------   ---------
                               (DOLLARS IN THOUSANDS)
U.S. TREASURY OBLIGATIONS - 9.03%
U.S. TREASURY BONDS - 1.50%
7.50%, Due 11/15/2016(+).....  $     1,100   $   1,413
9.125%, Due 5/15/2018(+).....        1,750       2,563
7.875%, Due 2/15/2021(+).....          500         687
6.875%, Due 8/15/2025(+).....        1,580       2,048
6.25%, Due 5/15/2030(+)......        1,510       1,880
5.375%, Due 2/15/2031(+).....        2,200       2,485
                                             ---------
    TOTAL U.S. TREASURY
      BONDS..................                   11,076
                                             ---------
U.S. TREASURY NOTES - 7.53%
1.50%, Due 3/31/2006(+)......       34,420      33,845
4.625%, Due 5/15/2006(+).....        3,745       3,791
3.375%, Due 11/15/2008(+)....        3,000       2,959
3.875%, Due 5/15/2009(+).....          500         501
3.375%, Due 9/15/2009(+).....        2,225       2,182
5.75%, Due 8/15/2010(+)......        1,700       1,847
5.00%, Due 2/15/2011(+)......        2,350       2,477
5.00%, Due 8/15/2011(+)......        1,700       1,795
4.375%, Due 8/15/2012(+).....        2,000       2,046
4.75%, Due 5/15/2014(+)......          900         938
4.25%, Due 8/15/2014(+)......        2,505       2,516
4.00%, Due 2/15/2015(+)......          800         787
                                             ---------
    TOTAL U.S. TREASURY
      NOTES..................                   55,684
                                             ---------
    TOTAL U.S. TREASURY
      OBLIGATIONS............                   66,760
                                             ---------
U.S. AGENCY OBLIGATIONS - 4.92%
FEDERAL HOME LOAN MORTGAGE
  CORPORATION - 4.19%
3.625%, Due 9/15/2006........       15,000      14,971
5.875%, Due 3/21/2011(+).....          495         528
4.875%, Due 11/15/2013(+)....          500         512
4.50%, Due 1/15/2015(+)......       15,080      14,991
                                             ---------
    TOTAL FEDERAL HOME LOAN
      MORTGAGE CORPORATION...                   31,002
                                             ---------
FEDERAL NATIONAL MORTGAGE
  ASSOCIATION - 0.73%
Discount Note, Due
  6/13/2005..................        2,025       2,018
5.125%, Due 1/2/2014.........          595         607
7.25%, Due 5/15/2030(+)......          550         728
6.00%, Due 12/11/2033........        1,980       2,032
                                             ---------
    TOTAL FEDERAL
      NATIONAL MORTGAGE
      ASSOCIATION............                    5,385
                                             ---------
    TOTAL U.S. AGENCY
      OBLIGATIONS............                   36,387
                                             ---------

                                   PAR
                                 AMOUNT        VALUE
                               -----------   ---------
                               (DOLLARS IN THOUSANDS)
U.S. AGENCY MORTGAGE-BACKED OBLIGATIONS - 8.72%
FEDERAL HOME LOAN MORTGAGE
  CORPORATION - 2.72%
Pool #G10084, 6.50%,
  Due 3/1/2008...............  $       731   $     748
Pool #E90777, 5.50%,
  Due 8/1/2017...............          106         109
Pool #G11295, 5.50%,
  Due 9/1/2017...............          572         586
Pool #E96536, 5.00%,
  Due 3/1/2018...............        1,236       1,247
Pool #E01386, 5.00%,
  Due 6/1/2018...............          671         677
Pool #E97381, 5.50%,
  Due 6/1/2018...............          229         235
Pool #E01492, 5.50%,
  Due 10/1/2018..............        1,020       1,045
Pool #B12563, 5.00%,
  Due 2/1/2019...............          634         639
Pool #E01602, 4.50%,
  Due 3/1/2019...............        1,330       1,318
Pool #C26472, 6.50%,
  Due 5/1/2029...............          136         142
Pool #C27089, 6.50%,
  Due 6/1/2029...............           22          23
Pool #C00835, 6.50%,
  Due 7/1/2029...............          381         397
Pool #G01457, 6.00%,
  Due 8/1/2029...............          183         189
Pool #G01533, 6.00%,
  Due 3/1/2033...............          951         978
Pool #C01598, 5.00%,
  Due 8/1/2033...............        1,484       1,473
Pool #A12149, 6.00%,
  Due 8/1/2033...............          836         859
Pool #C01786, 5.50%,
  Due 2/1/2034...............        2,152       2,177
Pool #C01796, 5.00%,
  Due 3/1/2034...............        1,818       1,801
Pool #C01848, 6.00%,
  Due 6/1/2034...............        1,664       1,709
Pool #A28109, 5.50%,
  Due 10/1/2034..............        1,431       1,447
Pool #A27483, 6.00%,
  Due 10/1/2034..............        1,162       1,194
Pool #A30948, 5.50%,
  Due 1/1/2035...............        1,128       1,142
                                             ---------
    TOTAL FEDERAL HOME LOAN
      MORTGAGE CORPORATION...                   20,135
                                             ---------

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN BEACON BALANCED FUND
SCHEDULE OF INVESTMENTS -- CONTINUED
April 30, 2005 (Unaudited)
--------------------------------------------------------------------------------

                                   PAR
                                 AMOUNT        VALUE
                               -----------   ---------
                               (DOLLARS IN THOUSANDS)
FEDERAL NATIONAL MORTGAGE
ASSOCIATION - 3.90%
Pool #488099, 5.50%,
  Due 2/1/2014...............  $       390   $     400
Pool #323789, 6.00%,
  Due 6/1/2014...............          305         317
Pool #535846, 6.00%,
  Due 4/1/2016...............          745         772
Pool #254545, 5.00%,
  Due 12/1/2017..............        1,567       1,581
Pool #555549, 5.00%,
  Due 6/1/2018...............        1,889       1,905
Pool #254865, 4.50%,
  Due 9/1/2018...............        2,278       2,259
Pool #100292, 10.00%,
  Due 9/1/2018...............          190         214
Pool #747844, 5.50%,
  Due 12/1/2018..............          135         138
Pool #761337, 5.00%,
  Due 4/1/2019...............          363         365
Pool #252211, 6.00%,
  Due 1/1/2029...............          899         926
Pool #725706, 6.00%,
  Due 8/1/2032...............          456         473
Pool #555531, 5.50%,
  Due 6/1/2033...............          752         760
Pool #713999, 5.50%,
  Due 7/1/2033...............          807         816
Pool #727223, 5.50%,
  Due 9/1/2033...............        1,315       1,329
Pool #749219, 5.50%,
  Due 10/1/2033..............          799         808
Pool #555880, 5.50%,
  Due 11/1/2033..............        1,976       1,997
Pool #758322, 5.50%,
  Due 12/1/2033..............        1,735       1,754
Pool #725238, 5.00%,
  Due 3/1/2034...............        4,326       4,296
Pool #765304, 5.50%,
  Due 3/1/2034...............          666         673
Pool #255225, 5.50%,
  Due 6/1/2034...............          876         885
Pool #725866, 4.50%,
  Due 9/1/2034...............        1,255       1,212
Pool #801716, 5.50%,
  Due 10/1/2034..............          881         890
Pool #796229, 6.00%,
  Due 11/1/2034..............        1,080       1,110
Pool #781822, 6.00%,
  Due 12/1/2034..............        1,804       1,853
Pool #812630, 5.50%,
  Due 2/1/2035...............          619         625
Pool #815762, 6.50%,
  Due 3/1/2035...............          475         494
                                             ---------
    TOTAL FEDERAL NATIONAL
      MORTGAGE ASSOCIATION                      28,852
                                             ---------

                                   PAR
                                 AMOUNT        VALUE
                               -----------   ---------
                               (DOLLARS IN THOUSANDS)
GOVERNMENT NATIONAL MORTGAGE
  ASSOCIATION - 2.10%
Pool #780085, 11.50%,
  Due 8/15/2018..............  $       153   $     171
Pool #780400, 7.00%,
  Due 12/15/2025.............          161         171
Pool #781200, 8.00%,
  Due 12/15/2025.............          181         197
Pool #780509, 6.50%,
  Due 2/15/2027..............          250         263
Pool #780615, 6.50%,
  Due 8/15/2027..............          298         313
Pool #780651, 7.00%,
  Due 10/15/2027.............          340         361
Pool #780680, 6.50%,
  Due 11/15/2027.............          758         797
Pool #780747, 6.50%,
  Due 3/15/2028..............          289         304
Pool #780788, 6.50%,
  Due 4/15/2028..............          308         323
Pool #780842, 8.50%,
  Due 8/20/2028..............          151         164
Pool #780936, 7.50%,
  Due 12/15/2028.............          356         383
Pool #781035, 6.50%,
  Due 5/15/2029..............          286         300
Pool #781273, 6.00%,
  Due 4/15/2031..............          433         448
Pool #781288, 6.50%,
  Due 5/15/2031..............          518         543
Pool #781564, 6.00%,
  Due 2/15/2033..............          904         933
Pool #781589, 5.50%,
  Due 4/15/2033..............        1,846       1,881
Pool #781603, 5.00%,
  Due 5/15/2033..............          980         980
Pool #781636, 5.50%,
  Due 7/15/2033..............        1,978       2,015
Pool #616094, 6.00%,
  Due 11/15/2033.............          338         349
Pool #781690, 6.00%,
  Due 12/15/2033.............        1,033       1,067
Pool #003515, 5.50%,
  Due 2/20/2034..............        2,771       2,818
Pool #003517, 6.00%,
  Due 2/20/2034..............          727         749
                                             ---------
    TOTAL GOVERNMENT
      NATIONAL MORTGAGE
      ASSOCIATION............                   15,530
                                             ---------
    TOTAL U.S. AGENCY
      MORTGAGE-BACKED
      OBLIGATIONS............                   64,517
                                             ---------

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN BEACON BALANCED FUND
SCHEDULE OF INVESTMENTS -- CONTINUED
April 30, 2005 (Unaudited)
--------------------------------------------------------------------------------

                                   PAR
                                 AMOUNT        VALUE
                               -----------   ---------
                               (DOLLARS IN THOUSANDS)
ASSET-BACKED SECURITIES - 0.60%
Citigroup Commercial Mortgage
  Trust 2004-C2 A3,
  4.38%, Due 10/15/2041......  $       760   $     748
Household Automotive Trust
  2004-1 A3,
  3.30%, Due 5/18/2009.......        1,300       1,289
Master Asset Securitization
  Trust 2002-6 2A1,
  5.75%, Due 10/25/2017......          698         697
J P Morgan Chase Commercial
  Mortgage Securities Corp
  2004-CBX A4,
  4.529%, Due 11/12/2039.....          555         551
J P Morgan Chase Commercial
  Mortgage Securities Corp
  2005-LDP1 A2,
  4.625%, Due 3/15/2046......          775         780
TXU Electric Delivery
  Transition Bond Company,
  LLC 2004-1 A2,
  4.81%, Due 11/15/2012......          350         355
                                             ---------
    TOTAL ASSET-BACKED
      SECURITIES.............                    4,420
                                             ---------
NON-AGENCY MORTGAGE-BACKED OBLIGATIONS - 0.49%
Banc of America Commercial
  Mortgage, Incorporated
  2003-2 A3,
  4.342%, Due 3/11/2041......          445         443
Bear Stearns Commercial
  Mortgage Securities,
  Incorporated 2004-PWR5 A4,
  4.831%, Due 7/11/2042......          740         741
Countrywide Home Loan,
  Incorporated 2004-18 A1,
  6.00%, Due 10/25/2034......          696         711
General Electric Capital
  Commercial Mortgage
  Corporation 2003-C2 A2,
  4.17%, Due 7/10/2037.......          430         427
General Electric Capital
  Commercial Mortgage
  Corporation 2004-C3 A3,
  4.865%, Due 7/10/2039......          715         723
Wachovia Bank Commercial
  Mortgage Trust 2003-C5 A2,
  3.989%, Due 6/15/2035......          570         542
                                             ---------
    TOTAL NON-AGENCY
      MORTGAGE-BACKED
      OBLIGATIONS............                    3,587
                                             ---------

                                   PAR
                                 AMOUNT        VALUE
                               -----------   ---------
                               (DOLLARS IN THOUSANDS)
CORPORATE BONDS - 8.83%
BANKS - 0.83%
Banco Popular North America,
  Incorporated,
  4.25%, Due 4/1/2008........  $       500   $     500
Bank One Corporation,
  5.90%, Due 11/15/2011......          500         533
  4.90%, Due 4/30/2015.......          300         295
Capital One,
  6.875%, Due 2/1/2006.......          800         818
  6.70%, Due 5/15/2008.......          450         479
  4.80%, Due 2/21/2012.......          360         354
  5.125%, Due 2/15/2014......          450         446
Credit Suisse First Boston,
  6.50%, Due 5/1/2008........          750         793
Fleet Norstar Financial
  Group, Incorporated,
  8.625%, Due 1/15/2007......          600         644
ING Bank, NV,
  5.125%, Due 5/1/2015, 144A
  (Note A)...................          450         457
Synovus Financial
  Corporation,
  4.875%, Due 2/15/2013......          300         301
Washington Mutual Financial
  Corporation,
  6.875%, Due 5/15/2011......          425         475
                                             ---------
    TOTAL BANKS..............                    6,095
                                             ---------
ENERGY - 0.32%
FPL Group, Incorporated,
  4.086%, Due 2/16/2007(+)...          310         310
Marathon Oil Corporation,
  5.375%, Due 6/1/2007.......          260         266
MidAmerican Energy Holdings
  Company,
  3.50%, Due 5/15/2008.......          395         383
  5.875%, Due 10/1/2012......          305         321
Public Service Enterprise
  Group, Incorporated,
  6.95%, Due 6/1/2012........          380         424
Union Oil Company of
  California,
  7.90%, Due 4/18/2008.......          100         109
Xcel Energy, Incorporated,
  7.00%, Due 12/1/2010.......          500         556
                                             ---------
    TOTAL ENERGY.............                    2,369
                                             ---------
FINANCE - 2.75%
AEGON, N.V.,
  8.00%, Due 8/15/2006.......          300         315
American General Finance
  Corporation,
  5.375%, Due 9/1/2009(+)....          285         294
Assurant, Incorporated,
  5.625%, Due 2/15/2014......          315         326
Bear Stearns Companies,
  Incorporated,
  3.00%, Due 3/30/2006.......          500         497
  2.875%, Due 7/2/2008.......          300         287

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN BEACON BALANCED FUND
SCHEDULE OF INVESTMENTS -- CONTINUED
April 30, 2005 (Unaudited)
--------------------------------------------------------------------------------

                                   PAR
                                 AMOUNT        VALUE
                               -----------   ---------
                               (DOLLARS IN THOUSANDS)
BHP Finance (USA) Limited,
  4.80%, Due 4/15/2013.......  $       300   $     302
Boeing Capital Corporation,
  5.40%, Due 11/30/2009......          850         884
Bunge Limited Finance
  Corporation,
  7.80%, Due 10/15/2012......          400         472
Caterpillar Financial
  Services Corporation,
  4.35%, Due 3/4/2009(+).....          700         699
Cendant Corporation,
  6.875%, Due 8/15/2006......          990       1,024
Countrywide Home Loan,
  Incorporated,
  3.50%, Due 12/19/2005......          800         799
  3.25%, Due 5/21/2008.......          510         492
Ford Motor Credit Company,
  6.50%, Due 1/25/2007(+)....          375         375
General Electric Capital
  Corporation,
  6.875%, Due 11/15/2010.....          535         594
General Motors Acceptance
  Corporation,
  6.75%, Due 1/15/2006.......          650         655
  6.125%, Due 8/28/2007(+)...          320         312
Goldman Sachs Group,
  Incorporated,
  4.75%, Due 7/15/2013.......          400         393
Household Finance
  Corporation,
  5.75%, Due 1/30/2007.......        1,500       1,541
HSBC Finance Corporation,
  4.75%, Due 4/15/2010(+)....          420         422
International Lease Finance
  Corporation,
  6.375%, Due 3/15/2009......        1,025       1,090
Liberty Mutual Corporation,
  7.875%, Due 10/15/2026,
  144A (Note A)(+)...........        1,500       1,754
Lincoln National Corporation,
  4.75%, Due 2/15/2014.......          200         196
Merrill Lynch & Company,
  Incorporated,
  4.25%, Due 2/8/2010........          825         814
Morgan Stanley & Company,
  Incorporated,
  6.10%, Due 4/15/2006.......          450         459
PHH Corporation,
  6.00%, Due 3/1/2008........          500         518
PNC Funding Corporation,
  4.20%, Due 3/10/2008.......          545         546
Prudential Financial,
  Incorporated,
  3.75%, Due 5/1/2008(+).....          185         182
  4.50%, Due 7/15/2013(+)....          400         390
  5.10%, Due 5/20/2014(+)....          290         293
SLM Corporation,
  3.95%, Due 8/15/2008(+)....          460         454
  4.00%, Due 1/15/2009.......        1,500       1,482

                                   PAR
                                 AMOUNT        VALUE
                               -----------   ---------
                               (DOLLARS IN THOUSANDS)
Verizon Global Funding
  Corporation,
  4.375%, Due 6/1/2013(+)....  $       400   $     389
Washington Mutual,
  Incorporated,
  4.625%, Due 4/1/2014.......          350         337
WellPoint, Incorporated, 144A
  (Note A)
  3.75%, Due 12/14/2007......          380         375
  5.00%, Due 12/15/2014......          330         332
                                             ---------
    TOTAL FINANCE............                   20,294
                                             ---------
FOREIGN - 0.33%
Deutsche Telekom
  International,
  8.50%, Due 6/15/2010(+)....          280         325
France Telecom SA,
  8.50%, Due 3/1/2011........          550         634
Province of Ontario,
  3.35%, Due 7/16/2007(+)....        1,000         988
Telefonos de Mexico, S.A. de
  C.V.,
  5.50%, Due 1/27/2015, 144A
  (Note A)...................          500         484
                                             ---------
    TOTAL FOREIGN............                    2,431
                                             ---------
INDUSTRIALS - 3.04%
Anheuser Busch Companies,
  Incorporated,
  6.50%, Due 1/1/2028........          872       1,014
Atlantic Richfield Company,
  9.125%, Due 3/1/2011.......          425         524
Baxter International,
  Incorporated,
  5.25%, Due 5/1/2007(+).....          455         462
Carnival Corporation,
  3.75%, Due 11/15/2007......          515         509
Comcast Cable Communications,
  7.625%, Due 2/15/2008......          200         216
Comcast Corporation,
  5.50%, Due 3/15/2011.......          255         264
Conagra Foods, Incorporated,
  7.125%, Due 10/1/2026......          410         492
  7.00%, Due 10/1/2028.......          600         719
Continental Cablevision,
  Incorporated,
  8.30%, Due 5/15/2006.......          270         282
DaimlerChrysler North
  America,
  4.75%, Due 1/15/2008.......          720         710
  7.75%, Due 1/18/2011(+)....        1,000       1,087
John Deere Capital
  Corporation,
  3.375%, Due 10/1/2007......          650         637
  4.125%, Due 1/15/2010......          520         513
Dell Computer Corporation,
  6.55%, Due 4/15/2008(+)....          400         427
EOG Resources, Incorporated,
  4.75%, Due 3/15/2014, 144A
  (Note A)...................          425         418

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN BEACON BALANCED FUND
SCHEDULE OF INVESTMENTS -- CONTINUED
April 30, 2005 (Unaudited)
--------------------------------------------------------------------------------

                                   PAR
                                 AMOUNT        VALUE
                               -----------   ---------
                               (DOLLARS IN THOUSANDS)
EOP Operating Limited
  Partnership,
  4.75%, Due 3/15/2014.......  $       350   $     336
Hertz Corporation,
  4.70%, Due 10/2/2006.......          650         640
Hewlett Packard Company,
  5.75%, Due 12/15/2006......          470         482
Kinder Morgan, Incorporated,
  6.50%, Due 9/1/2012........          460         503
Lockheed Martin Corporation,
  7.20%, Due 5/1/2036........          600         749
Martin Marietta Material,
  Incorporated,
  6.90%, Due 8/15/2007.......          200         211
MetLife Global Funding I,
  3.375%, Due 10/5/2007, 144A
  (Note A)...................          650         637
Nissan Motor Company Limited,
  4.625%, Due 3/8/2010.......          410         406
Northrop Grumman Corporation,
  4.079%, Due 11/16/2006.....          850         850
  7.125%, Due 2/15/2011......          505         568
Occidental Petroleum
  Corporation,
  6.75%, Due 1/15/2012.......          400         449
Pepsi Bottling Group,
  Incorporated,
  7.00%, Due 3/1/2029........          650         796
Pulte Homes, Incorporated,
  4.875%, Due 7/15/2009......          300         298
  5.25%, Due 1/15/2014.......          275         270
Reed Elsevier Capital,
  Incorporated,
  6.125%, Due 8/1/2006.......          765         781
Simon Property Group LP,
  6.375%, Due 11/15/2007.....          400         418
Sprint Capital Corporation,
  6.00%, Due 1/15/2007.......        1,230       1,263
  8.375%, Due 3/15/2012......          175         207
Time Warner, Incorporated,
  7.625%, Due 4/15/2031......          250         305
Unilever Capital Corporation,
  7.125%, Due 11/1/2010......        2,000       2,259
Univision Communications,
  Incorporated,
  3.875%, Due 10/15/2008.....          555         544
Wal-Mart Stores,
  Incorporated,
  7.55%, Due 2/15/2030.......          650         854
Weyerhaeuser Company,
  5.95%, Due 11/1/2008.......          340         357
                                             ---------
    TOTAL INDUSTRIALS........                   22,457
                                             ---------

                                   PAR
                                 AMOUNT        VALUE
                               -----------   ---------
                               (DOLLARS IN THOUSANDS)
PHARMACEUTICAL - 0.13%
Amgen, Incorporated,
  4.00%, Due 11/18/2009, 144A
  (Note A)...................  $       310   $     305
Schering Plough Corporation,
  6.75%, Due 12/1/2033.......          300         348
Wyeth,
  5.50%, Due 2/1/2014........          325         337
                                             ---------
    TOTAL PHARMACEUTICAL.....                      990
                                             ---------
TELECOMMUNICATION - 0.97%
Alltel Corporation,
  4.656%, Due 5/17/2007......          750         756
America Movil S.A. de C.V.,
  6.375%, Due 3/1/2035.......        1,135       1,055
AT&T Broadband Corporation,
  8.375%, Due 3/15/2013......          848       1,029
AT&T Wireless Services,
  Incorporated,
  7.35%, Due 3/1/2006........          855         880
  8.125%, Due 5/1/2012.......          900       1,064
  8.75%, Due 3/1/2031........          265         361
Motorola, Incorporated,
  4.608%, Due
  11/16/2007(+)..............          810         816
Verizon Communications,
  Incorporated,
  6.36%, Due 4/15/2006.......          730         746
Verizon Wireless Capital,
  LLC,
  5.375%, Due 12/15/2006.....          420         428
                                             ---------
    TOTAL TELECOMMUNICATION..                    7,135
                                             ---------
TRANSPORTATION - 0.36%
CNF Transportation,
  Incorporated,
  8.875%, Due 5/1/2010.......        1,850       2,150
Union Pacific Corporation,
  6.50%, Due 4/15/2012.......          450         494
                                             ---------
    TOTAL TRANSPORTATION.....                    2,644
                                             ---------
UTILITY - 0.10%
Consolidated Natural Gas
  Company,
  6.875%, Due 10/15/2026.....          360         416
Southern Company Capital
  Funding, Incorporated,
  5.30%, Due 2/1/2007........          325         334
                                             ---------
    TOTAL UTILITY............                      750
                                             ---------
    TOTAL CORPORATE BONDS....                   65,165
                                             ---------

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN BEACON BALANCED FUND
SCHEDULE OF INVESTMENTS -- CONTINUED
April 30, 2005 (Unaudited)
--------------------------------------------------------------------------------

                                 SHARES        VALUE
                               -----------   ---------
                               (DOLLARS IN THOUSANDS)
COMMON STOCK - 59.72%
CONSUMER DISCRETIONARY - 5.17%
HOTELS, RESTAURANTS & LEISURE - 0.99%
Carnival Corporation.........       26,300   $   1,286
McDonald's Corporation.......       44,500       1,304
MGM MIRAGE+..................       45,900       3,204
Yum Brands, Incorporated.....       32,200       1,512
                                             ---------
    TOTAL HOTELS, RESTAURANTS
      & LEISURE..............                    7,306
                                             ---------
HOUSEHOLD DURABLES - 1.84%
Centex Corporation...........       93,600       5,403
Fortune Brands,
  Incorporated...............       19,700       1,666
Koninklijke (Royal) Philips
  Electronics NV.............      128,531       3,186
Newell Rubbermaid,
  Incorporated(+)............       73,000       1,586
Pulte Homes, Incorporated....       24,800       1,772
                                             ---------
    TOTAL HOUSEHOLD
      DURABLES...............                   13,613
                                             ---------
LEISURE EQUIPMENT & PRODUCTS - 0.66%
Eastman Kodak Company........       86,600       2,165
Mattel, Incorporated.........      151,200       2,729
                                             ---------
    TOTAL LEISURE EQUIPMENT &
      PRODUCTS...............                    4,894
                                             ---------
MEDIA - 0.20%
Interpublic Group Companies,
  Incorporated+(+)...........      116,600       1,499
                                             ---------
    TOTAL MEDIA..............                    1,499
                                             ---------
MULTILINE RETAIL - 1.29%
Federated Department Stores,
  Incorporated...............       50,900       2,927
May Department Stores
  Company....................       63,100       2,214
Sears Holdings
  Corporation+...............       21,200       2,867
Target Corporation...........       32,400       1,504
                                             ---------
    TOTAL MULTILINE RETAIL...                    9,512
                                             ---------
TEXTILES & APPAREL - 0.19%
Liz Claiborne,
  Incorporated...............       39,800       1,410
                                             ---------
    TOTAL TEXTILES &
      APPAREL................                    1,410
                                             ---------
    TOTAL CONSUMER
      DISCRETIONARY..........                   38,234
                                             ---------
CONSUMER STAPLES - 6.01%
FOOD & DRUG RETAILING - 0.43%
Albertson's,
  Incorporated(+)............       73,600       1,457
Safeway, Incorporated+.......       79,700       1,697
                                             ---------
    TOTAL FOOD & DRUG
      RETAILING..............                    3,154
                                             ---------

                                 SHARES        VALUE
                               -----------   ---------
                               (DOLLARS IN THOUSANDS)
FOOD PRODUCTS - 2.38%
Anheuser Busch Companies,
  Incorporated...............       26,200   $   1,228
Conagra, Incorporated........      134,900       3,609
Dean Foods Company+..........       86,300       2,965
General Mills,
  Incorporated...............       35,200       1,739
Kraft Foods,
  Incorporated(+)............       78,900       2,557
Sara Lee Company.............      121,374       2,596
Unilever plc, ADR(+).........       75,900       2,912
                                             ---------
    TOTAL FOOD PRODUCTS......                   17,606
                                             ---------
TOBACCO - 3.20%
Altria Group, Incorporated...      172,100      11,185
Gallaher Group plc, ADR(+)...       42,400       2,639
Imperial Tobacco Group plc,
  ADR........................       94,800       5,499
UST, Incorporated............       94,500       4,328
                                             ---------
    TOTAL TOBACCO............                   23,651
                                             ---------
    TOTAL CONSUMER STAPLES...                   44,411
                                             ---------
ENERGY - 6.11%
ENERGY EQUIPMENT & SERVICES - 0.67%
Duke Energy Corporation......      169,900       4,959
                                             ---------
    TOTAL ENERGY EQUIPMENT &
      SERVICES...............                    4,959
                                             ---------
OIL & GAS - 5.44%
BP plc, ADR..................       80,380       4,895
ChevronTexaco Corporation....       93,028       4,837
ConocoPhillips...............      123,388      12,937
Devon Energy Corporation.....       80,800       3,650
Kerr-McGee Corporation(+)....       29,200       2,266
Occidental Petroleum
  Corporation................      112,400       7,756
Petro-Canada.................       26,600       1,476
Valero Energy Corporation....       35,300       2,419
                                             ---------
    TOTAL OIL & GAS..........                   40,236
                                             ---------
    TOTAL ENERGY.............                   45,195
                                             ---------
FINANCIALS - 17.63%
BANKS - 5.24%
Bank of America
  Corporation................      284,718      12,824
Comerica, Incorporated.......       23,300       1,334
Federal Home Loan Mortgage
  Corporation................       59,700       3,673
KeyCorp Limited..............       88,500       2,935
PNC Financial Services Group,
  Incorporated...............        8,800         468
U.S. Bancorp, Incorporated...       99,260       2,769
UnionBanCal Corporation......       10,500         646
Wachovia Corporation.........       59,300       3,035
Washington Mutual,
  Incorporated...............      185,800       7,677
Wells Fargo & Company........       56,600       3,393
                                             ---------
    TOTAL BANKS..............                   38,754
                                             ---------

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN BEACON BALANCED FUND
SCHEDULE OF INVESTMENTS -- CONTINUED
April 30, 2005 (Unaudited)
--------------------------------------------------------------------------------

                                 SHARES        VALUE
                               -----------   ---------
                               (DOLLARS IN THOUSANDS)
DIVERSIFIED FINANCIALS - 5.41%
Bear Stearns Companies,
  Incorporated...............       24,200   $   2,291
CIT Group, Incorporated......       36,700       1,478
Citigroup, Incorporated......      235,042      11,038
Federal National Mortgage
  Association................       38,900       2,099
Goldman Sachs Group,
  Incorporated...............       20,500       2,189
MBNA Corporation.............      162,100       3,201
Merrill Lynch & Company,
  Incorporated...............       39,900       2,152
J P Morgan Chase & Company...      160,734       5,704
Morgan Stanley & Company,
  Incorporated...............       53,500       2,815
Principal Financial Group,
  Incorporated...............       67,600       2,642
SLM Corporation..............       92,500       4,407
                                             ---------
    TOTAL DIVERSIFIED
      FINANCIALS.............                   40,016
                                             ---------
INSURANCE - 6.40%
Ace Limited..................       67,600       2,904
Allstate Corporation.........      135,400       7,604
American International Group,
  Incorporated...............       30,700       1,561
AON Corporation..............       58,300       1,216
Assurant, Incorporated.......       41,600       1,377
Conseco, Incorporated+(+)....       71,600       1,378
Hartford Financial Services
  Group, Incorporated........       20,600       1,491
Loews Corporation............       28,100       1,992
MetLife, Incorporated........      222,080       8,639
MGIC Investments
  Corporation................       42,600       2,513
Prudential Financial,
  Incorporated...............       79,500       4,543
The St. Paul Travelers
  Companies, Incorporated....      153,900       5,510
WellPoint, Incorporated+.....       34,100       4,356
XL Capital Limited...........       31,800       2,235
                                             ---------
    TOTAL INSURANCE..........                   47,319
                                             ---------
REAL ESTATE - 0.58%
Equity Office Properties
  Trust......................      137,000       4,311
                                             ---------
    TOTAL REAL ESTATE........                    4,311
                                             ---------
    TOTAL FINANCIALS.........                  130,400
                                             ---------
HEALTH CARE - 4.79%
HEALTH CARE EQUIPMENT & SUPPLIES - 0.44%
Baxter International,
  Incorporated...............       88,200       3,272
                                             ---------
    TOTAL HEALTH CARE
      EQUIPMENT & SUPPLIES...                    3,272
                                             ---------

                                 SHARES        VALUE
                               -----------   ---------
                               (DOLLARS IN THOUSANDS)
HEALTH CARE PROVIDERS & SERVICES - 1.50%
Aetna, Incorporated+.........       20,000   $   1,467
Cigna Corporation............       27,900       2,566
HCA, Incorporated............       62,600       3,496
Health Net, Incorporated+....       50,100       1,705
Tenet Healthcare
  Corporation+...............      155,100       1,857
                                             ---------
    TOTAL HEALTH CARE
      PROVIDERS & SERVICES...                   11,091
                                             ---------
PHARMACEUTICALS - 2.85%
Bristol-Myers Squibb
  Company....................      195,700       5,088
Merck & Company,
  Incorporated...............       93,700       3,176
Pfizer, Incorporated.........      262,700       7,138
Schering Plough
  Corporation................      164,000       3,423
Wyeth........................       49,800       2,238
                                             ---------
    TOTAL PHARMACEUTICALS....                   21,063
                                             ---------
    TOTAL HEALTH CARE........                   35,426
                                             ---------
INDUSTRIALS - 7.80%
AEROSPACE & DEFENSE - 2.81%
Boeing Company...............      106,200       6,321
Honeywell International,
  Incorporated...............       72,400       2,589
Lockheed Martin Corporation..       59,500       3,627
Raytheon Company.............       86,500       3,253
Textron, Incorporated........       38,200       2,878
United Technologies
  Corporation................       20,800       2,116
                                             ---------
    TOTAL AEROSPACE &
      DEFENSE................                   20,784
                                             ---------
COMMERCIAL SERVICES & SUPPLIES - 1.26%
Cendant Corporation..........      327,900       6,528
PHH Corporation+(+)..........        7,235         162
Waste Management,
  Incorporated...............       92,907       2,647
                                             ---------
    TOTAL COMMERCIAL SERVICES
      & SUPPLIES.............                    9,337
                                             ---------
ELECTRICAL EQUIPMENT - 0.88%
American Power Conversion
  Corporation................       81,400       1,975
Emerson Electrical Company...       72,300       4,531
                                             ---------
    TOTAL ELECTRICAL
      EQUIPMENT..............                    6,506
                                             ---------
INDUSTRIAL CONGLOMERATES - 1.21%
General Electric Company.....       80,000       2,896
Tyco International Limited...      193,501       6,058
                                             ---------
    TOTAL INDUSTRIAL
      CONGLOMERATES..........                    8,954
                                             ---------
MACHINERY - 0.67%
Caterpillar, Incorporated....       26,800       2,360
ITT Industries,
  Incorporated...............       28,400       2,569
                                             ---------
    TOTAL MACHINERY..........                    4,929
                                             ---------

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN BEACON BALANCED FUND
SCHEDULE OF INVESTMENTS -- CONTINUED
April 30, 2005 (Unaudited)
--------------------------------------------------------------------------------

                                 SHARES        VALUE
                               -----------   ---------
                               (DOLLARS IN THOUSANDS)
TRANSPORTATION - 0.97%
Burlington Northern Santa Fe
  Corporation................       59,400   $   2,866
CSX Corporation..............      108,000       4,334
                                             ---------
    TOTAL TRANSPORTATION.....                    7,200
                                             ---------
    TOTAL INDUSTRIALS........                   57,710
                                             ---------
INFORMATION TECHNOLOGY - 4.45%
COMMUNICATIONS EQUIPMENT - 0.61%
Nokia Corporation, ADR.......      280,100       4,476
                                             ---------
    TOTAL COMMUNICATIONS
      EQUIPMENT..............                    4,476
                                             ---------
COMPUTERS & PERIPHERALS - 1.36%
Hewlett Packard Company......      276,500       5,660
International Business
  Machines Corporation.......       57,300       4,377
                                             ---------
    TOTAL COMPUTERS &
      PERIPHERALS............                   10,037
                                             ---------
IT CONSULTING & SERVICES - 1.12%
Computer Sciences
  Corporation+...............       45,900       1,996
Electronic Data Systems
  Corporation................      325,200       6,293
                                             ---------
    TOTAL IT CONSULTING &
      SERVICES...............                    8,289
                                             ---------
SEMICONDUCTOR EQUIPMENT & PRODUCTS - 0.40%
Freescale Semiconductor,
  Incorporated+(+)...........      157,600       2,950
                                             ---------
    TOTAL SEMICONDUCTOR
      EQUIPMENT & PRODUCTS...                    2,950
                                             ---------
SOFTWARE - 0.96%
Computer Associates
  International,
  Incorporated...............      262,803       7,069
                                             ---------
    TOTAL SOFTWARE...........                    7,069
                                             ---------
    TOTAL INFORMATION
      TECHNOLOGY.............                   32,821
                                             ---------
MATERIALS - 3.67%
CHEMICALS - 2.05%
Air Products & Chemicals,
  Incorporated...............       30,100       1,768
E. I. du Pont de Nemours &
  Company....................       30,600       1,442
Eastman Chemical Company.....       30,000       1,620
Hercules, Incorporated+......      139,900       1,851
Imperial Chemical Industries
  plc, ADR(+)................       91,300       1,768
Lyondell Chemical Company....      132,500       3,324
The Mosaic Company+..........      111,300       1,430
PPG Industries,
  Incorporated...............       28,500       1,925
                                             ---------
    TOTAL CHEMICALS..........                   15,128
                                             ---------

                                 SHARES        VALUE
                               -----------   ---------
                               (DOLLARS IN THOUSANDS)
METALS & MINING - 0.59%
Alcoa, Incorporated..........      148,996   $   4,324
                                             ---------
    TOTAL METALS & MINING....                    4,324
                                             ---------
PAPER & FOREST PRODUCTS - 1.03%
International Paper Company..       62,000       2,126
Sappi Limited, ADR...........      220,700       2,203
UPM Kymmene Corporation,
  ADR(+).....................       56,500       1,134
Weyerhaeuser Company.........       31,500       2,161
                                             ---------
    TOTAL PAPER & FOREST
      PRODUCTS...............                    7,624
                                             ---------
    TOTAL MATERIALS..........                   27,076
                                             ---------
TELECOMMUNICATION SERVICES - 0.65%
DIVERSIFIED TELECOMMUNICATION - 0.65%
Alltel Corporation...........       11,500         655
BellSouth Corporation........       44,600       1,181
Verizon Communications,
  Incorporated...............       83,228       2,980
                                             ---------
    TOTAL TELECOMMUNICATION
      SERVICES...............                    4,816
                                             ---------
UTILITIES - 3.44%
American Electric Power
  Company, Incorporated(+)...      140,600       4,952
CenterPoint Energy,
  Incorporated(+)............      132,600       1,570
DTE Energy Company...........       24,100       1,107
Entergy Corporation..........       63,900       4,684
Exelon Corporation...........       32,600       1,614
FirstEnergy Corporation......       70,800       3,081
Florida Power and Light
  Group, Incorporated........      120,000       4,899
Public Service Enterprise
  Group, Incorporated(+).....       26,200       1,522
Reliant Resources,
  Incorporated+..............       72,756         740
Teco Energy,
  Incorporated(+)............       76,900       1,277
                                             ---------
    TOTAL UTILITIES..........                   25,446
                                             ---------
    TOTAL COMMON STOCK.......                  441,535
                                             ---------

                                        PAR
                                      AMOUNT
                                      -------
SHORT-TERM INVESTMENTS - 22.97%
UNITED STATES TREASURY BILLS - 0.58%
  Discount Note, Due 6/9/2005 (Note
  B)................................  $4,325     4,311
                                                ------
    TOTAL UNITED STATES TREASURY
      BILLS.........................             4,311
                                                ------

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN BEACON BALANCED FUND
SCHEDULE OF INVESTMENTS -- CONTINUED
April 30, 2005 (Unaudited)
--------------------------------------------------------------------------------

                                   SHARES       VALUE
                                 ----------   ---------
                                 (DOLLARS IN THOUSANDS)
OTHER SHORT-TERM INVESTMENTS - 22.39%
American Beacon Enhanced Cash
  Trust (Notes C and D)........  94,419,078   $  94,419
American Beacon Money Market
  Select Fund (Notes C and D)..  71,080,462      71,081
                                              ---------
    TOTAL OTHER SHORT-TERM
      INVESTMENTS..............                 165,500
                                              ---------
    TOTAL SHORT-TERM
      INVESTMENTS..............                 169,811
                                              ---------
TOTAL INVESTMENTS - 115.28%
  (COST $747,222)..............                 852,182
                                              ---------
LIABILITIES, NET OF OTHER
  ASSETS - (15.28%)............                (112,974)
                                              ---------
TOTAL NET ASSETS - 100%........               $ 739,208
                                              =========

FUTURES CONTRACTS
(DOLLARS IN THOUSANDS)

                                                                                                   UNREALIZED
                                                               NO. OF     EXPIRATION   MARKET    APPRECIATION/
ISSUER                                                        CONTRACTS      DATE       VALUE    (DEPRECIATION)
------                                                        ---------   ----------   -------   --------------
S&P 500 Index...............................................     151      June 2005    $43,733      $(1,633)
Emini S&P 500 Index.........................................     195      June 2005     11,295         (360)
                                                                                       -------      -------
                                                                                       $55,028      $(1,993)
                                                                                       =======      =======

---------------

(A) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At period end, the value of these securities amounted to $4,762 or 0.64% of net assets.

(B) At April 30, 2005, security held as collateral for open futures contracts.

(C) The Fund/Trust is affiliated by having the same investment advisor. See Note 2.

(D) All or a portion of this security is purchased with cash collateral for securities loaned.

(+)-All or a portion of this security is on loan at April 30, 2005. See Note 5.

+-  Non-income producing security.

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN BEACON LARGE CAP VALUE FUND
SCHEDULE OF INVESTMENTS
April 30, 2005 (Unaudited)
--------------------------------------------------------------------------------

                                    SHARES        VALUE
                                  -----------   ---------
                                  (DOLLARS IN THOUSANDS)
COMMON STOCK - 92.34%
CONSUMER DISCRETIONARY - 8.8%
HOTELS, RESTAURANTS & LEISURE - 1.18%
Carnival Corporation............      47,100    $  2,302
McDonald's Corporation..........      80,200       2,351
MGM MIRAGE+(+)..................      83,600       5,836
Yum Brands, Incorporated........      55,500       2,606
                                                --------
    TOTAL HOTELS, RESTAURANTS &
      LEISURE...................                  13,095
                                                --------
HOUSEHOLD DURABLES  - 2.62%
Centex Corporation..............     176,300      10,176
Fortune Brands, Incorporated....      33,800       2,859
Koninklijke (Royal) Philips
  Electronics NV................     209,966       5,205
Matsushita Electric Industrial
  Company Limited, ADR..........     329,000       4,820
Newell Rubbermaid,
  Incorporated(+)...............     126,700       2,753
Pulte Homes, Incorporated.......      44,200       3,158
                                                --------
    TOTAL HOUSEHOLD DURABLES....                  28,971
                                                --------
LEISURE EQUIPMENT & PRODUCTS  - 0.84%
Eastman Kodak Company(+)........     155,900       3,898
Mattel, Incorporated............     300,900       5,431
                                                --------
    TOTAL LEISURE EQUIPMENT &
      PRODUCTS..................                   9,329
                                                --------
MEDIA - 1.79%
Clear Channel Communications,
  Incorporated..................     172,000       5,494
The Walt Disney Company.........     208,000       5,491
Interpublic Group Companies,
  Incorporated+(+)..............     207,300       2,666
Liberty Media Corporation+......     148,000       6,138
                                                --------
    TOTAL MEDIA.................                  19,789
                                                --------
MULTILINE RETAIL - 2.16%
Federated Department Stores,
  Incorporated..................      82,000       4,715
May Department Stores Company...     102,000       3,578
J.C. Penney Company,
  Incorporated..................     162,000       7,680
Sears Holdings Corporation+.....      40,133       5,428
Target Corporation..............      54,400       2,525
                                                --------
    TOTAL MULTILINE RETAIL......                  23,926
                                                --------
TEXTILES & APPAREL  - 0.21%
Liz Claiborne, Incorporated.....      66,000       2,338
                                                --------
    TOTAL TEXTILES & APPAREL....                   2,338
                                                --------
    TOTAL CONSUMER
      DISCRETIONARY.............                  97,448
                                                --------

                                    SHARES        VALUE
                                  -----------   ---------
                                  (DOLLARS IN THOUSANDS)
CONSUMER STAPLES - 9.45%
FOOD & DRUG RETAILING - 0.89%
Albertson's, Incorporated(+)....     139,500    $  2,761
Performance Food Group
  Company+(+)...................     145,000       3,899
Safeway, Incorporated+..........     151,000       3,215
                                                --------
    TOTAL FOOD & DRUG
      RETAILING.................                   9,875
                                                --------
FOOD PRODUCTS - 4.56%
Anheuser Busch Companies,
  Incorporated..................      45,600       2,137
Archer-Daniels-Midland Company..     338,000       6,081
Conagra, Incorporated...........     250,700       6,706
Dean Foods Company+.............     150,100       5,157
Diageo plc, ADR.................     109,000       6,513
General Mills, Incorporated.....      60,700       2,999
Kellogg Company.................     132,000       5,933
Kraft Foods, Incorporated(+)....     140,700       4,560
Sara Lee Company................     236,228       5,053
Unilever plc, ADR(+)............     141,200       5,416
                                                --------
    TOTAL FOOD PRODUCTS.........                  50,555
                                                --------
TOBACCO - 4.00%
Altria Group, Incorporated......     320,300      20,816
Gallaher Group plc, ADR.........      81,000       5,042
Imperial Tobacco Group plc,
  ADR(+)........................     183,500      10,645
UST, Incorporated...............     170,400       7,804
                                                --------
    TOTAL TOBACCO...............                  44,307
                                                --------
    TOTAL CONSUMER STAPLES......                 104,737
                                                --------
ENERGY - 8.26%
ENERGY EQUIPMENT & SERVICES - 0.86%
American Power Conversion
  Company.......................     165,000       4,003
Weatherford International
  Limited+......................     106,800       5,570
                                                --------
    TOTAL ENERGY EQUIPMENT &
      SERVICES..................                   9,573
                                                --------
OIL & GAS  - 7.40%
BP plc, ADR.....................     132,036       8,041
ChevronTexaco Corporation.......     257,962      13,414
ConocoPhillips..................     282,622      29,633
Devon Energy Corporation........     140,900       6,364
Kerr-McGee Corporation(+).......      57,700       4,478
Occidental Petroleum
  Corporation...................     184,900      12,758
Petro-Canada....................      50,300       2,791
Valero Energy Corporation.......      65,700       4,502
                                                --------
    TOTAL OIL & GAS.............                  81,981
                                                --------
    TOTAL ENERGY................                  91,554
                                                --------
FINANCIALS - 26.33%
BANKS  - 7.88%
Bank of America Corporation.....     497,442      22,405

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN BEACON LARGE CAP VALUE FUND
SCHEDULE OF INVESTMENTS -- CONTINUED
April 30, 2005 (Unaudited)
--------------------------------------------------------------------------------

                                    SHARES        VALUE
                                  -----------   ---------
                                  (DOLLARS IN THOUSANDS)
Comerica, Incorporated..........      41,700    $  2,388

Fifth Third Bancorp.............     136,500       5,938

KeyCorp Limited.................     148,100       4,911

Mitsubishi Tokyo Financial
  Group, Incorporated, ADR(+)...     677,800       5,863

PNC Financial Services Group,
  Incorporated..................      17,200         916

TCF Financial Corporation.......     124,500       3,149

U.S. Bancorp, Incorporated......     167,460       4,672

UnionBanCal Corporation.........      18,800       1,157

Wachovia Corporation............      98,200       5,026

Washington Mutual,
  Incorporated..................     427,200      17,652

Wells Fargo & Company...........     221,200      13,259
                                                --------
    TOTAL BANKS.................                  87,336
                                                --------

DIVERSIFIED FINANCIALS - 8.99%

Bear Stearns Companies,
  Incorporated..................      41,900       3,966

Charles Schwab Corporation......     595,000       6,158

CIT Group, Incorporated.........      69,500       2,799

Citigroup, Incorporated.........     434,438      20,401

Federal Home Loan Mortgage
  Corporation...................     122,400       7,530

Federal National Mortgage
  Association...................      67,500       3,642

Goldman Sachs Group,
  Incorporated..................      33,800       3,610

ING Groep NV, ADR...............     219,900       6,027

MBNA Corporation................     305,500       6,034

Merrill Lynch & Company,
  Incorporated..................      78,500       4,234

JP Morgan Chase & Company.......     486,298      17,259

Morgan Stanley & Company,
  Incorporated..................      92,300       4,857

Principal Financial Group,
  Incorporated..................     127,800       4,994

SLM Corporation.................     168,500       8,027
                                                --------
    TOTAL DIVERSIFIED
      FINANCIALS................                  99,538
                                                --------

INSURANCE - 8.81%

Ace Limited.....................     116,700       5,013

Allstate Corporation............     252,028      14,154

American International Group,
  Incorporated..................     154,200       7,841

AON Corporation.................     100,700       2,100

Assurant, Incorporated..........      81,600       2,700

Chubb Corporation...............      78,300       6,403

Conseco, Incorporated+..........     128,300       2,468

Hartford Financial Services
  Group, Incorporated...........      35,800       2,591

Loews Corporation...............      48,500       3,438

MetLife, Incorporated...........     418,300      16,272

MGIC Investments Corporation....      68,000       4,012

Prudential Financial,
  Incorporated..................     146,900       8,395

The St. Paul Travelers
  Companies, Incorporated.......     285,100      10,207

Wellpoint, Incorporated+........      62,600       7,997

XL Capital Limited..............      56,900       4,000
                                                --------
    TOTAL INSURANCE.............                  97,591
                                                --------

REAL ESTATE - 0.65%

Equity Office Properties
  Trust.........................     229,800       7,232
                                                --------
    TOTAL REAL ESTATE...........                   7,232
                                                --------
    TOTAL FINANCIALS............                 291,697
                                                --------
HEALTH CARE - 7.60%
HEALTH CARE EQUIPMENT & SUPPLIES - 1.71%
C. R. Bard, Incorporated........      99,000       7,046
Baxter International,
  Incorporated..................     322,100      11,950
                                                --------
    TOTAL HEALTH CARE EQUIPMENT
      & SUPPLIES................                  18,996
                                                --------
HEALTH CARE PROVIDERS & SERVICES - 1.83%
Aetna, Incorporated+............      37,200       2,729
Cigna Corporation...............      50,400       4,636
HCA, Incorporated...............     111,700       6,237
Health Net, Incorporated+.......      93,800       3,192
Tenet Healthcare
  Corporation+(+)...............     288,000       3,447
                                                --------
    TOTAL HEALTH CARE PROVIDERS
      & SERVICES................                  20,241
                                                --------
PHARMACEUTICALS - 4.06%
Astrazeneca plc, ADR............     155,100       6,817

                                    SHARES        VALUE
                                  -----------   ---------
                                  (DOLLARS IN THOUSANDS)
Bristol-Myers Squibb Company....     343,600    $  8,934
Merck & Company, Incorporated...     187,500       6,356
Pfizer, Incorporated............     469,600      12,759
Schering Plough Corporation.....     286,100       5,971
Wyeth...........................      92,200       4,143
                                                --------
    TOTAL PHARMACEUTICALS.......                  44,980
                                                --------
    TOTAL HEALTH CARE...........                  84,217
                                                --------
INDUSTRIALS - 11.50%
AEROSPACE & DEFENSE - 4.14%
Boeing Company..................     298,600      17,773
L3 Communications Holding
  Corporation...................      89,700       6,366
Lockheed Martin Corporation.....     120,700       7,357
Raytheon Company................     152,500       5,736
Textron, Incorporated...........      65,700       4,950
United Technologies
  Corporation...................      36,100       3,672
                                                --------
    TOTAL AEROSPACE & DEFENSE...                  45,854
                                                --------
COMMERCIAL SERVICES & SUPPLIES  - 1.57%
Cendant Corporation.............     599,300      11,932
PHH Corporation+................      12,560         281
Waste Management, Incorporated..     180,665       5,147
                                                --------
    TOTAL COMMERCIAL SERVICES &
      SUPPLIES..................                  17,360
                                                --------

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN BEACON LARGE CAP VALUE FUND
SCHEDULE OF INVESTMENTS -- CONTINUED
April 30, 2005 (Unaudited)
--------------------------------------------------------------------------------

                                    SHARES        VALUE
                                  -----------   ---------
                                  (DOLLARS IN THOUSANDS)
ELECTRICAL EQUIPMENT - 1.09%

Emerson Electrical Company......     127,400    $  7,984

Molex, Incorporated.............     177,500       4,063
                                                --------
    TOTAL ELECTRICAL
      EQUIPMENT.................                  12,047
                                                --------

INDUSTRIAL CONGLOMERATES - 2.39%

General Electric Company........     134,600       4,873

Honeywell International,
  Incorporated..................     105,400       3,769

Tyco International Limited......     570,800      17,872
                                                --------
    TOTAL INDUSTRIAL
      CONGLOMERATES.............                  26,514
                                                --------

MACHINERY - 1.14%

Caterpillar, Incorporated.......      46,000       4,050

Deere & Company.................      71,000       4,440

ITT Industries, Incorporated....      45,200       4,089
                                                --------
    TOTAL MACHINERY.............                  12,579
                                                --------

TRANSPORTATION - 1.17%

Burlington Northern Santa Fe
  Corporation...................     100,100       4,830

CSX Corporation.................     202,800       8,138
                                                --------
    TOTAL TRANSPORTATION........                  12,968
                                                --------

TRADING COMPANIES & DISTRIBUTION - 0%

    TOTAL TRADING COMPANIES &
      DISTRIBUTION..............                      --
                                                --------
    TOTAL INDUSTRIALS...........                 127,322
                                                --------
INFORMATION TECHNOLOGY - 8.54%
COMMUNICATIONS EQUIPMENT - 1.10%
Lucent Technologies,
  Incorporated+(+)..............   1,743,000       4,236
Nokia Corporation, ADR..........     500,200       7,993
                                                --------
    TOTAL COMMUNICATIONS
      EQUIPMENT.................                  12,229
                                                --------
COMPUTERS & PERIPHERALS - 3.12%
Apple Computer, Incorporated+...     203,000       7,320
Hewlett Packard Company.........     507,000      10,378
International Business Machines
  Corporation...................     163,400      12,480
NCR Corporation+................     134,000       4,422
                                                --------
    TOTAL COMPUTERS &
      PERIPHERALS...............                  34,600
                                                --------
IT CONSULTING & SERVICES - 1.48%
Computer Sciences Corporation+..      77,100       3,352
Electronic Data Systems
  Corporation...................     672,500      13,013
                                                --------
    TOTAL IT CONSULTING &
      SERVICES..................                  16,365
                                                --------
SEMICONDUCTOR EQUIPMENT & PRODUCTS - 1.03%
Freescale Semiconductor,
  Incorporated+(+)..............     298,300       5,584
Texas Instruments,
  Incorporated..................     235,400       5,876
                                                --------
    TOTAL SEMICONDUCTOR
      EQUIPMENT & PRODUCTS......                  11,460
                                                --------
SOFTWARE - 1.81%
Autodesk, Incorporated..........     208,700       6,643
Computer Associates
  International, Incorporated...     497,560      13,384
                                                --------
    TOTAL SOFTWARE..............                  20,027
                                                --------
    TOTAL INFORMATION
      TECHNOLOGY................                  94,681
                                                --------

                                    SHARES        VALUE
                                  -----------   ---------
                                  (DOLLARS IN THOUSANDS)
MATERIALS - 5.00%
CHEMICALS - 2.58%
Air Products & Chemicals,
  Incorporated..................     145,100    $  8,522
E. I. du Pont de Nemours &
  Company.......................      51,300       2,417
Hercules, Incorporated+.........     201,200       2,662
Imperial Chemical Industries
  plc, ADR......................     153,400       2,971
Lyondell Chemical Company(+)....     241,200       6,052
The Mosaic Company+(+)..........     210,700       2,707
PPG Industries, Incorporated....      48,900       3,303
                                                --------
    TOTAL CHEMICALS.............                  28,634
                                                --------
METALS & MINING - 0.71%
Alcoa, Incorporated.............     270,568       7,852
                                                --------
    TOTAL METALS & MINING.......                   7,852
                                                --------
PAPER & FOREST PRODUCTS - 1.71%
International Paper Company.....     108,100       3,707
Sappi Limited, ADR..............     335,300       3,346
UPM Kymmene Corporation,
  ADR(+)........................      92,600       1,859
Weyerhaeuser Company............     146,600      10,058
                                                --------
    TOTAL PAPER & FOREST
      PRODUCTS..................                  18,970
                                                --------
    TOTAL MATERIALS.............                  55,456
                                                --------
TELECOMMUNICATION SERVICES - 1.83%
DIVERSIFIED TELECOMMUNICATION - 1.27%
Alltel Corporation..............      20,400       1,162
AT&T Corporation................     287,000       5,490
BellSouth Corporation...........      78,200       2,072
Verizon Communications,
  Incorporated..................     148,446       5,314
                                                --------
    TOTAL DIVERSIFIED
      TELECOMMUNICATION.........                  14,038
                                                --------

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN BEACON LARGE CAP VALUE FUND
SCHEDULE OF INVESTMENTS -- CONTINUED
April 30, 2005 (Unaudited)
--------------------------------------------------------------------------------

                                    SHARES        VALUE
                                  -----------   ---------
                                  (DOLLARS IN THOUSANDS)
WIRELESS TELECOMMUNICATION - 0.56%
Vodafone Group plc, ADR.........     238,700    $  6,240
                                                --------
    TOTAL WIRELESS
      TELECOMMUNICATION.........                   6,240
                                                --------
    TOTAL TELECOMMUNICATION
      SERVICES..................                  20,278
                                                --------
UTILITIES - 5.03%
ELECTRIC UTILITIES - 4.27%
American Electric Power Company,
  Incorporated(+)...............     259,400       9,136
Centerpoint Energy,
  Incorporated(+)...............     231,500       2,741
DTE Energy Company..............      41,700       1,916
Entergy Corporation.............     143,300      10,504
Exelon Corporation..............      60,300       2,985
FirstEnergy Corporation.........     122,000       5,309
Florida Power and Light Group,
  Incorporated..................     208,800       8,523
Public Service Enterprise Group,
  Incorporated(+)...............      48,400       2,812
Reliant Resources,
  Incorporated+.................     112,847       1,148
Teco Energy, Incorporated(+)....     132,900       2,208
                                                --------
    TOTAL ELECTRIC UTILITIES....                  47,282
                                                --------
MULTI-UTILITIES - 0.76%
Duke Energy Corporation(+)......     289,300       8,445
                                                --------
    TOTAL MULTI-UTILITIES.......                   8,445
                                                --------
    TOTAL UTILITIES.............                  55,727
                                                --------
    TOTAL COMMON STOCK..........                1,023,117
                                                --------

                                     PAR
                                    AMOUNT      VALUE
                                  ----------   --------
SHORT-TERM INVESTMENTS - 12.68%
U.S. TREASURY BILLS - 0.65%
2.685%, Due 6/9/2005 (Note A)...  $    7,195   $  7,174
                                               --------
    TOTAL U.S. TREASURY BILLS...                  7,174
                                               --------

                                  SHARES
                                ----------
OTHER SHORT-TERM INVESTMENTS - 12.03%
American Beacon Enhanced Cash
  Trust (Notes B and C).......  45,235,937       45,236
American Beacon Money Market
  Select Fund (Notes B and
  C)..........................  87,956,301       87,956
                                             ----------
    TOTAL OTHER SHORT-TERM
      INVESTMENTS.............                  133,192
                                             ----------
    TOTAL SHORT-TERM
      INVESTMENTS.............                  140,366
                                             ----------
TOTAL INVESTMENTS - 105.02%
  (COST $980,198).............                1,163,483
                                             ----------
LIABILITIES, NET OF OTHER
  ASSETS - (5.02%)............                  (55,659)
                                             ----------
TOTAL NET ASSETS - 100%.......               $1,107,824
                                             ==========

FUTURES CONTRACTS
(DOLLARS IN THOUSANDS)

                                                                                                   UNREALIZED
                                                               NO. OF     EXPIRATION   MARKET    APPRECIATION/
ISSUER                                                        CONTRACTS      DATE       VALUE    (DEPRECIATION)
------                                                        ---------   ----------   -------   --------------
S&P 500 Index...............................................     226      June 2005    $65,455      $(2,337)
Emini S&P 500 Index.........................................     269      June 2005     15,582         (575)
                                                                                       -------      -------
                                                                                       $81,037      $(2,912)
                                                                                       =======      =======

---------------

(A) At April 30, 2005, security held as collateral for open futures contracts.

(B) The Fund/Trust is affiliated by having the same investment advisor. See Note 2.

(C) All or a portion of this security is purchased with cash collateral for securities loaned.

(+)-All or a portion of this security is on loan at April 30, 2005. See Note 5.

+-  Non-income producing security.

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN BEACON LARGE CAP GROWTH FUND
SCHEDULE OF INVESTMENTS
April 30, 2005 (Unaudited)
--------------------------------------------------------------------------------

                                     SHARES       VALUE
                                   ----------   ---------
                                   (DOLLARS IN THOUSANDS)
COMMON STOCK - 99.62%
CONSUMER DISCRETIONARY - 16.49%
AUTO COMPONENTS - 0.17%
Johnson Controls, Incorporated...      1,400    $     77
Lear Corporation.................        400          14
                                                --------
    TOTAL AUTO COMPONENTS........                     91
                                                --------
AUTOMOBILES - 0.09%
Harley Davidson, Incorporated....      1,000          47
                                                --------
    TOTAL AUTOMOBILES............                     47
                                                --------
HOTELS, RESTAURANTS & LEISURE - 2.26%
Carnival Corporation.............      2,900         142
Hilton Hotels Corporation........      1,600          35
International Game Technology,
  Incorporated...................      5,900         159
Marriott International,
  Incorporated...................      2,200         138
McDonald's Corporation...........      6,900         202
MGM MIRAGE+......................      1,000          70
Polaris Industries,
  Incorporated(+)................      3,700         213
Starbucks Corporation+...........      3,200         158
Yum Brands, Incorporated.........      2,300         108
                                                --------
    TOTAL HOTELS, RESTAURANTS &
      LEISURE....................                  1,225
                                                --------
HOUSEHOLD DURABLES - 0.08%
Centex Corporation...............        600          35
Lennar Corporation...............        200          10
                                                --------
    TOTAL HOUSEHOLD DURABLES.....                     45
                                                --------
INTERNET & CATALOG RETAIL - 0.43%
Ebay, Incorporated+..............      7,400         235
                                                --------
    TOTAL INTERNET & CATALOG
      RETAIL.....................                    235
                                                --------
LEISURE EQUIPMENT & PRODUCTS - 0.14%
Mattel, Incorporated.............      4,300          78
                                                --------
    TOTAL LEISURE EQUIPMENT &
      PRODUCTS...................                     78
                                                --------
MEDIA - 5.70%
The DIRECTV Group,
  Incorporated+..................      2,700          38
The Walt Disney Company..........      3,000          79
Echostar Communications
  Corporation+...................      2,000          58
Gannett Company, Incorporated....      5,000         385
Harman International Industries,
  Incorporated...................      1,400         110
Liberty Media Corporation+.......     50,700         509
Liberty Media International,
  Incorporated+..................      6,300         261
Pixar Animation Studios+.........        600          27
The E. W. Scripps Company........      4,900         250
Time Warner, Incorporated+.......     43,500         731
Viacom, Incorporated.............     18,388         637
                                                --------
    TOTAL MEDIA..................                  3,085
                                                --------

                                     SHARES       VALUE
                                   ----------   ---------
                                   (DOLLARS IN THOUSANDS)
MULTILINE RETAIL - 3.11%
Costco Wholesale Corporation.....      2,500    $    101
Dillard's, Incorporated..........     20,500         477
Dollar General Corporation.......      2,900          59
Family Dollar Stores,
  Incorporated...................        300           8
Kohl's Corporation+..............      5,100         243
Nordstrom, Incorporated..........        600          30
Target Corporation...............      6,500         302
Wal-Mart Stores, Incorporated....      9,800         462
                                                --------
    TOTAL MULTILINE RETAIL.......                  1,682
                                                --------
SPECIALTY RETAIL - 3.44%
Abercrombie and Fitch Company....        300          16
AutoNation, Incorporated+........     13,600         248
Bed Bath & Beyond,
  Incorporated+..................      2,200          82
Circuit City Stores,
  Incorporated...................     35,560         562
Foot Locker, Incorporated........      2,300          61
Home Depot, Incorporated.........     14,200         502
Lowe's Companies, Incorporated...      7,000         365
Petco Animal Supplies,
  Incorporated+..................        700          22
                                                --------
    TOTAL SPECIALTY RETAIL.......                  1,858
                                                --------
TEXTILES & APPAREL - 1.07%
Coach, Incorporated+.............      2,200          59
Jones Apparel Group,
  Incorporated...................      2,900          88
Nike, Incorporated...............      5,600         430
                                                --------
    TOTAL TEXTILES & APPAREL.....                    577
                                                --------
    TOTAL CONSUMER
      DISCRETIONARY..............                  8,923
                                                --------
CONSUMER STAPLES - 8.44%
BEVERAGES - 2.32%
Coca-Cola Company................     20,100         873
Pepsico, Incorporated............      6,900         384
                                                --------
    TOTAL BEVERAGES..............                  1,257
                                                --------
FOOD & DRUG RETAILING - 1.00%
7 Eleven, Incorporated+..........      6,500         152
CVS Corporation..................      3,000         155
Sysco Corporation................      5,100         176
Walgreen Company.................      1,300          56
                                                --------
    TOTAL FOOD & DRUG
      RETAILING..................                    539
                                                --------
FOOD PRODUCTS - 1.30%
Archer Daniels Midland Company...      6,300         113
Hershey Foods Corporation........      5,000         320
Tyson Foods, Incorporated........     15,900         269
                                                --------
    TOTAL FOOD PRODUCTS..........                    702
                                                --------
HOUSEHOLD PRODUCTS - 2.40%
Procter & Gamble Company.........     24,000       1,300
                                                --------
    TOTAL HOUSEHOLD PRODUCTS.....                  1,300
                                                --------

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN BEACON LARGE CAP GROWTH FUND
SCHEDULE OF INVESTMENTS -- CONTINUED
April 30, 2005 (Unaudited)
--------------------------------------------------------------------------------

                                     SHARES       VALUE
                                   ----------   ---------
                                   (DOLLARS IN THOUSANDS)
PERSONAL PRODUCTS - 0.81%
Gillette Company.................      8,500    $    439
                                                --------
    TOTAL PERSONAL PRODUCTS......                    439
                                                --------
TOBACCO - 0.61%
Altria Group, Incorporated.......      3,500         227
UST, Incorporated................      2,200         101
                                                --------
    TOTAL TOBACCO................                    328
                                                --------
    TOTAL CONSUMER STAPLES.......                  4,565
                                                --------
ENERGY - 1.82%
ENERGY EQUIPMENT & SERVICES - 0.54%
Baker Hughes, Incorporated.......      2,000          88
Cooper Cameron Corporation+......      1,600          88
Pride International,
  Incorporated+..................      3,900          87
Rowan Companies, Incorporated+...      1,100          29
                                                --------
    TOTAL ENERGY EQUIPMENT &
      SERVICES...................                    292
                                                --------
OIL & GAS - 1.28%
Anadarko Petroleum Corporation...        100           8
Burlington Resources,
  Incorporated...................     11,300         549
Occidental Petroleum
  Corporation....................        200          14
Unocal Corporation...............      2,200         120
                                                --------
    TOTAL OIL & GAS..............                    691
                                                --------
    TOTAL ENERGY.................                    983
                                                --------
FINANCIALS - 11.27%
BANKS - 1.82%
Bank of America Corporation......     12,600         568
North Fork Bancorporation,
  Incorporated...................      4,100         115
U.S. Bancorp, Incorporated.......     10,600         296
Washington Mutual, Incorporated..        100           4
                                                --------
    TOTAL BANKS..................                    983
                                                --------
DIVERSIFIED FINANCIALS - 3.76%
Charles Schwab Corporation.......     11,600         120
CIT Group, Incorporated..........        800          32
Citigroup, Incorporated..........      6,100         286
Countrywide Financial
  Corporation....................      4,800         174
Doral Financial Corporation......      2,300          32
Federal Home Loan Mortgage
  Corporation....................      2,400         148
First Data Corporation...........      4,900         186
MBNA Corporation.................      8,000         158
Moody's Corporation..............      6,900         567
Morgan Stanley & Company,
  Incorporated...................      3,400         179
Providian Financial
  Corporation+...................      3,900          65
State Street Corporation.........      1,900          88
                                                --------
    TOTAL DIVERSIFIED
      FINANCIALS.................                  2,035
                                                --------
INSURANCE - 5.49%
AFLAC, Incorporated..............      3,700         150

                                     SHARES       VALUE
                                   ----------   ---------
                                   (DOLLARS IN THOUSANDS)
Alleghany Corporation+...........        306    $     83
Ambac Financial Group,
  Incorporated...................      4,200         281
W. R. Berkley Corporation........     11,100         361
Genworth Financial,
  Incorporated...................        200           6
Hartford Financial Services
  Group, Incorporated............      2,100         152
Loews Corporation................      7,900         560
MBIA, Incorporated...............      4,800         251
The Progressive Corporation......        900          82
Prudential Financial,
  Incorporated...................     10,000         571
WellPoint, Incorporated+.........      3,700         473
                                                --------
    TOTAL INSURANCE..............                  2,970
                                                --------
REAL ESTATE - 0.20%
CarrAmerica Realty Corporation...        900          30
Kimco Realty Corporation.........        500          27
Mack-Cali Realty Corporation.....        300          13
Regency Centers Corporation......        700          37
                                                --------
    TOTAL REAL ESTATE............                    107
                                                --------
    TOTAL FINANCIALS.............                  6,095
                                                --------
HEALTH CARE - 25.47%
BIOTECHNOLOGY - 4.15%
Amgen, Incorporated+.............     25,200       1,467
Biogen Idec, Incorporated+.......      2,700          98
Gen-Probe, Incorporated+.........      1,500          75
Gilead Sciences, Incorporated+...     12,500         464
ImClone Systems, Incorporated+...      4,400         140
                                                --------
    TOTAL BIOTECHNOLOGY..........                  2,244
                                                --------
HEALTH CARE EQUIPMENT & SUPPLIES - 2.98%
Bausch & Lomb, Incorporated......      2,700         202
Baxter International,
  Incorporated...................        100           4
Biomet, Incorporated.............      1,200          46
Boston Scientific Corporation+...     12,600         373
Guidant Corporation..............      4,000         296
Medtronic, Incorporated..........      8,200         432
Zimmer Holdings, Incorporated+...      3,200         261
                                                --------
    TOTAL HEALTH CARE EQUIPMENT &
      SUPPLIES...................                  1,614
                                                --------
HEALTH CARE PROVIDERS & SERVICES - 3.67%
Aetna, Incorporated+.............      9,300         682
Becton Dickinson and Company.....     10,500         614
Cardinal Health, Incorporated....      1,000          56
HCA, Incorporated................        700          39
McKesson Corporation.............     12,500         463
Pharmaceutical Product
  Development, Incorporated+.....        600          27
UnitedHealth Group,
  Incorporated+..................      1,100         104
                                                --------
    TOTAL HEALTH CARE PROVIDERS &
      SERVICES...................                  1,985
                                                --------
PHARMACEUTICALS - 14.67%
Abbott Laboratories..............      9,500         467
Allergan, Incorporated...........      5,200         366

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN BEACON LARGE CAP GROWTH FUND
SCHEDULE OF INVESTMENTS -- CONTINUED
April 30, 2005 (Unaudited)
--------------------------------------------------------------------------------

                                     SHARES       VALUE
                                   ----------   ---------
                                   (DOLLARS IN THOUSANDS)
Eli Lilly & Company..............     10,000    $    585

Forest Laboratories,
  Incorporated+..................      9,500         339

Johnson & Johnson................     45,800       3,143

OSI Pharmaceuticals,
  Incorporated+..................      4,200         199

Pfizer, Incorporated.............     85,960       2,336

Schering Plough Corporation......      2,000          42

Sepracor, Incorporated+..........      5,100         305

Watson Pharmaceuticals,
  Incorporated+..................        200           6

Wyeth............................      3,300         148
                                                --------
    TOTAL PHARMACEUTICALS........                  7,936
                                                --------

    TOTAL HEALTH CARE............                 13,779
                                                --------
INDUSTRIALS - 8.82%
AEROSPACE & DEFENSE - 1.30%
Boeing Company...................      4,300         256
Lockheed Martin Corporation......      2,300         140
Northrop Grumman Corporation.....      2,000         110
Raytheon Company.................        700          26
United Technologies Corporation..      1,700         173
                                                --------
    TOTAL AEROSPACE & DEFENSE....                    705
                                                --------
COMMERCIAL SERVICES & SUPPLIES - 1.91%
Automatic Data Processing,
  Incorporated...................        800          35
Cendant Corporation..............     26,600         529
Staples, Incorporated............     12,000         229
United Parcel Service,
  Incorporated...................      3,000         214
West Corporation+................        800          26
                                                --------
    TOTAL COMMERCIAL SERVICES &
      SUPPLIES...................                  1,033
                                                --------
ELECTRICAL EQUIPMENT - 1.91%
Emerson Electric Company.........      1,300          81
Energizer Holdings,
  Incorporated+..................      9,600         547
Rockwell Automation,
  Incorporated...................      8,800         407
                                                --------
    TOTAL ELECTRICAL EQUIPMENT...                  1,035
                                                --------
INDUSTRIAL CONGLOMERATES - 2.28%
3M Company.......................      5,500         420
General Electric Company.........      9,300         337
Reynolds American, Incorporated..      1,600         125
Tyco International Limited.......     11,200         351
                                                --------
    TOTAL INDUSTRIAL
      CONGLOMERATES..............                  1,233
                                                --------
MACHINERY - 0.64%
Caterpillar, Incorporated........      1,000          88
Deere and Company................      1,900         119
Eaton Corporation................      2,400         141
                                                --------
    TOTAL MACHINERY..............                    348
                                                --------
TRANSPORTATION - 0.78%
Burlington Northern Santa Fe
  Corporation....................      1,400          67
J.B. Hunt Transportation
  Services, Incorporated.........      9,000         352
                                                --------
    TOTAL TRANSPORTATION.........                    419
                                                --------
    TOTAL INDUSTRIALS............                  4,773
                                                --------

                                     SHARES       VALUE
                                   ----------   ---------
                                   (DOLLARS IN THOUSANDS)
INFORMATION TECHNOLOGY - 24.23%
COMMUNICATIONS EQUIPMENT - 4.93%
Cisco Systems, Incorporated+.....     43,100    $    745
Corning, Incorporated+...........     21,800         300
Juniper Networks,
  Incorporated+..................     11,000         248
Motorola, Incorporated...........     15,000         230
Qualcomm, Incorporated...........     32,700       1,141
                                                --------
    TOTAL COMMUNICATIONS
      EQUIPMENT..................                  2,664
                                                --------
COMPUTERS & PERIPHERALS - 4.18%
Apple Computer, Incorporated+....     15,500         559
Dell, Incorporated+..............      7,300         254
EMC Corporation+.................     33,500         440
International Business Machines
  Corporation....................      6,000         458
Lexmark International,
  Incorporated+..................      1,400          97
NCR Corporation+.................      9,400         310
Western Digital Corporation+.....     11,400         145
                                                --------
    TOTAL COMPUTERS &
      PERIPHERALS................                  2,263
                                                --------
ELECTRONIC EQUIPMENT & INSTRUMENTS - 0.32%
Broadcom Corporation+............      1,000          30
Ingram Micro, Incorporated+......      7,900         132
Intersil Corporation.............        700          12
                                                --------
    TOTAL ELECTRONIC EQUIPMENT &
      INSTRUMENTS................                    174
                                                --------
INTERNET SOFTWARE & SERVICES - 1.74%
Electronic Arts, Incorporated+...      1,600          85
Mercury Interactive
  Corporation+...................        300          12
Symantec Corporation+............      6,200         117
Yahoo, Incorporated+.............     21,000         725
                                                --------
    TOTAL INTERNET SOFTWARE &
      SERVICES...................                    939
                                                --------
IT CONSULTING & SERVICES - 1.13%
Acxiom Corporation...............      5,500         105
Affiliated Computer Services,
  Incorporated+..................      2,400         114
Cognizant Technology Solutions
  Corporation+...................      2,200          92
Computer Sciences Corporation+...      6,200         270
SunGard Data Systems,
  Incorporated+..................        900          30
                                                --------
    TOTAL IT CONSULTING &
      SERVICES...................                    611
                                                --------

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN BEACON LARGE CAP GROWTH FUND
SCHEDULE OF INVESTMENTS -- CONTINUED
April 30, 2005 (Unaudited)
--------------------------------------------------------------------------------

                                     SHARES       VALUE
                                   ----------   ---------
                                   (DOLLARS IN THOUSANDS)
SEMICONDUCTOR EQUIPMENT & PRODUCTS - 5.00%
Advanced Micro Devices,
  Incorporated+..................     33,400    $    475
Altera Corporation+..............      9,100         189

Analog Devices, Incorporated.....     14,400         491

Freescale Semiconductor,
  Incorporated, B Shares+........      4,681          88

Intel Corporation................     45,400       1,068

Linear Technology Corporation....      2,700          97

Maxim Integrated Products,
  Incorporated...................      1,600          60

Novellus Systems,
  Incorporated+..................      4,000          94

Xilinx, Incorporated.............      5,400         145
                                                --------
    TOTAL SEMICONDUCTOR EQUIPMENT
      & PRODUCTS.................                  2,707
                                                --------

SOFTWARE - 6.93%

Autodesk, Incorporated...........     18,300         582

Microsoft Corporation............    105,400       2,667

Oracle Corporation+..............     39,800         460

VERITAS Software Corporation+....      1,800          37
                                                --------
    TOTAL SOFTWARE...............                  3,746
                                                --------
    TOTAL INFORMATION
      TECHNOLOGY.................                 13,104
                                                --------
MATERIALS - 0.93%
CHEMICALS - 0.30%
Monsanto Company.................      1,700         100
Praxair, Incorporated............      1,300          61
                                                --------
  TOTAL CHEMICALS................                    161
                                                --------
METALS & MINING - 0.63%
Alcoa, Incorporated..............      3,000          87
Newmont Mining Corporation.......        700          27
Nucor Corporation................      2,200         112
United States Steel
  Corporation....................      2,700         115
                                                --------
    TOTAL METALS & MINING........                    341
                                                --------
    TOTAL MATERIALS..............                    502
                                                --------
TELECOMMUNICATION SERVICES - 1.03%
DIVERSIFIED TELECOMMUNICATION - 0.22%
ALLTEL Corporation...............        600          34
CenturyTel, Incorporated.........      1,800          55
SpectraSite, Incorporated+.......        200          11
Verizon Communications,
  Incorporated...................        500          18
                                                --------
    TOTAL DIVERSIFIED
      TELECOMMUNICATION..........                    118
                                                --------
WIRELESS TELECOMMUNICATION SERVICE - 0.81%
American Tower Corporation+......      1,600          28
Nextel Communications,
  Incorporated+..................      6,600         185
Sprint Corporation...............     10,100         225
                                                --------
    TOTAL WIRELESS
      TELECOMMUNICATION
      SERVICE....................                    438
                                                --------
    TOTAL TELECOMMUNICATION
      SERVICES...................                    556
                                                --------

                                     SHARES       VALUE
                                   ----------   ---------
                                   (DOLLARS IN THOUSANDS)
UTILITIES - 1.12%
ELECTRIC UTILITIES - 0.87%
CMS Energy Corporation+..........      2,600    $     34
PG&E Corporation.................     12,100         420
Pinnacle West Capital
  Corporation....................        400          17
    TOTAL ELECTRIC UTILITIES.....                    471
                                                --------
WATER UTILITIES - 0.25%
Nalco Holding Company+...........      7,400         133
                                                --------
    TOTAL WATER UTILITIES........                    133
                                                --------
    TOTAL UTILITIES..............                    604
                                                --------
    TOTAL COMMON STOCK...........                 53,884
                                                --------
                                      PAR
                                     AMOUNT
                                   ----------
SHORT-TERM INVESTMENTS - 0.93%
U.S. TREASURY NOTES - 0.08%
1.625%, Due 2/28/2006 (Note A)...  $      45          44
                                                --------
    TOTAL U.S. TREASURY BILLS....                     44
                                                --------
                                     SHARES
                                   ----------
OTHER SHORT-TERM INVESTMENTS - 0.85%
American Beacon Enhanced Cash
  Trust (Notes B and C)..........    181,389         181
American Beacon Money Market
  Select Fund (Notes B and C)....    236,076         236
iShares Russell 1000 Growth Index
  Fund...........................        910          42
                                                --------
    TOTAL OTHER SHORT-TERM
      INVESTMENTS................                    459
                                                --------
    TOTAL SHORT-TERM
      INVESTMENTS................                    503
                                                --------
TOTAL INVESTMENTS - 100.55% (COST
  $53,098).......................                 54,387
                                                --------
LIABILITIES, NET OF OTHER
  ASSETS - (0.55%)...............                   (299)
                                                --------
TOTAL NET ASSETS - 100%..........               $ 54,088
                                                ========

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN BEACON LARGE CAP GROWTH FUND
SCHEDULE OF INVESTMENTS -- CONTINUED
April 30, 2005 (Unaudited)
--------------------------------------------------------------------------------

FUTURES CONTRACTS
(DOLLARS IN THOUSANDS)

                                                                                                  UNREALIZED
                                                               NO. OF     EXPIRATION   MARKET   APPRECIATION/
ISSUER                                                        CONTRACTS      DATE      VALUE    (DEPRECIATION)
------                                                        ---------   ----------   ------   --------------
Emini S&P 500 Index.........................................      5       June 2005     $290         $(3)
                                                                                        ----         ---
                                                                                        $290         $(3)
                                                                                        ====         ===

---------------

(A) At April 30, 2005, security held as collateral for open futures contracts.

(B) The Fund/Trust is affiliated by having the same investment advisor. See Note 2.

(C) All or a portion of this security is purchased with cash collateral for securities loaned.

(+)-All or a portion of this security is on loan at April 30, 2005. See Note 5.

+-  Non-income producing security.

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN BEACON MID-CAP VALUE FUND
SCHEDULE OF INVESTMENTS
April 30, 2005 (Unaudited)
--------------------------------------------------------------------------------

                                    SHARES        VALUE
                                  -----------   ---------
                                  (DOLLARS IN THOUSANDS)
COMMON STOCK - 90.79%
CONSUMER DISCRETIONARY - 21.74%
AUTO COMPONENTS - 5.83%
Advance Auto Parts,
  Incorporated+.................       6,400    $    341
Genuine Parts Company...........       6,300         270
Goodrich Corporation............      10,600         427
Lear Corporation................      16,600         563
                                                --------
    TOTAL AUTO COMPONENTS.......                   1,601
                                                --------
AUTOMOBILES - 0.68%
Winnebago Industries,
  Incorporated(+)...............       6,400         186
                                                --------
    TOTAL AUTOMOBILES...........                     186
                                                --------

HOTELS RESTAURANTS & LEISURE - 4.41%

GTECH Holdings Corporation......       2,900          71

Hasbro, Incorporated............      20,550         389

Mattel, Incorporated............      11,200         202

Royal Caribbean Cruises,
  Limited(+)....................       8,100         340

Wendy's International,
  Incorporated..................       4,900         210
                                                --------
    TOTAL HOTELS RESTAURANTS &
      LEISURE...................                   1,212
                                                --------

HOUSEHOLD DURABLES - 3.13%

Stanley Works...................       9,100         392

Whirlpool Corporation...........       7,550         469
                                                --------
    TOTAL HOUSEHOLD DURABLES....                     861
                                                --------

LEISURE EQUIPMENT & PRODUCTS - 0.69%

Brunswick Corporation...........       4,500         189
                                                --------
    TOTAL LEISURE EQUIPMENT &
      PRODUCTS..................                     189
                                                --------

MEDIA - 1.10%

Dex Media, Incorporated.........      13,850         303
                                                --------
    TOTAL MEDIA.................                     303
                                                --------

MULTILINE RETAIL - 2.42%

Dollar General Corporation......      19,500         397

Family Dollar Stores,
  Incorporated..................      10,000         270
                                                --------
    TOTAL MULTILINE RETAIL......                     667
                                                --------

SPECIALTY RETAIL - 3.48%

AutoZone, Incorporated+.........       3,025         251

Rent-A-Center, Incorporated+....      14,975         360

The TJX Companies,
  Incorporated..................      15,225         345
                                                --------
    TOTAL SPECIALTY RETAIL......                     956
                                                --------
    TOTAL CONSUMER
      DISCRETIONARY.............                   5,975
                                                --------
CONSUMER STAPLES - 6.05%
FOOD PRODUCTS - 2.79%
Dean Foods Company+.............      11,400         392
Del Monte Foods Company+........      35,925         375
                                                --------
    TOTAL FOOD PRODUCTS.........                     767
                                                --------
PERSONAL PRODUCTS - 0.91%
NBTY, Incorporated+.............      11,700         249
                                                --------
    TOTAL PERSONAL PRODUCTS.....                     249
                                                --------
TOBACCO - 2.35%
Universal Corporation...........       5,525         252
UST, Incorporated...............       8,600         394
                                                --------
    TOTAL TOBACCO...............                     646
                                                --------
    TOTAL CONSUMER STAPLES......                   1,662
                                                --------

                                    SHARES        VALUE
                                  -----------   ---------
                                  (DOLLARS IN THOUSANDS)
ENERGY - 1.83%
Marathon Oil Corporation........      10,800    $    503
                                                --------
    TOTAL ENERGY................                     503
                                                --------
FINANCIALS - 26.26%
BANKS - 3.94%
Peoples Bank (+)................      10,100         419
South Financial Group,
  Incorporated..................      14,100         372
TCF Financial Corporation.......      11,500         291
                                                --------
    TOTAL BANKS.................                   1,082
                                                --------
DIVERSIFIED FINANCIALS - 2.22%
CIT Group, Incorporated.........       8,950         361
Janus Capital Group,
  Incorporated..................      19,250         250
                                                --------
    TOTAL DIVERSIFIED
      FINANCIALS................                     611
                                                --------
INSURANCE - 17.57%
AON Corporation.................      12,625         263
Axis Capital Holdings Limited...       4,800         128
Delphi Financial Group,
  Incorporated..................       5,875         244
First American Corporation......       8,325         298
IPC Holdings Limited............       6,000         226
Loews Corporation...............      23,700         747
Old Republic International
  Corporation...................      14,650         346
Protective Life Corporation.....       6,250         239
Radian Group, Incorporated......       8,300         369
RenaissanceRe Holdings Limited..       5,175         232
Torchmark, Incorporated.........       8,525         455
Wellchoice, Incorporated+.......       7,700         433
Willis Group Holdings Limited
  (+)...........................      11,000         368
XL Capital Limited..............       6,875         483
                                                --------
    TOTAL INSURANCE.............                   4,831
                                                --------

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN BEACON MID-CAP VALUE FUND
SCHEDULE OF INVESTMENTS -- CONTINUED
April 30, 2005 (Unaudited)
--------------------------------------------------------------------------------

                                    SHARES        VALUE
                                  -----------   ---------
                                  (DOLLARS IN THOUSANDS)
REAL ESTATE - 2.53%

American Financial Realty
  Trust.........................      24,800    $    380

Equity Office Properties
  Trust.........................      10,000         315
                                                --------
    TOTAL REAL ESTATE...........                     695
                                                --------
    TOTAL FINANCIALS............                   7,219
                                                --------
HEALTH CARE - 8.24%
HEALTH CARE PROVIDERS & SERVICES - 5.76%
Cigna Corporation...............       4,575         421
Health Net, Incorporated+.......      15,800         538
Triad Hospitals,
  Incorporated+.................       8,000         410
Universal Health Services,
  Incorporated..................       3,800         216
                                                --------
    TOTAL HEALTH CARE PROVIDERS
      & SERVICES................                   1,585
                                                --------
PHARMACEUTICALS - 2.48%
McKesson Corporation............      11,275         417
Valeant Pharmaceuticals
  International(+)..............      12,700         264
                                                --------
    TOTAL PHARMACEUTICALS.......                     681
                                                --------
    TOTAL HEALTH CARE...........                   2,266
                                                --------
INDUSTRIALS - 15.55%
AEROSPACE & DEFENSE - 0.77%
Precision Castparts
  Corporation...................       2,875         212
                                                --------
    TOTAL AEROSPACE & DEFENSE...                     212
                                                --------
BUILDING PRODUCTS - 0.91%
York International
  Corporation...................       6,375         249
                                                --------
    TOTAL BUILDING PRODUCTS.....                     249
                                                --------
COMMERCIAL SERVICES & SUPPLIES - 6.89%
Hillenbrand Industries,
  Incorporated..................       5,600         309
MoneyGram International,
  Incorporated..................      17,375         337
Service Corporation
  International+................      16,900         119
United Stationers,
  Incorporated+.................       7,800         329
Valassis Communications,
  Incorporated+.................      11,100         391
Weight Watchers International,
  Incorporated+(+)..............       9,800         409
                                                --------
    TOTAL COMMERCIAL SERVICES &
      SUPPLIES..................                   1,894
                                                --------
ELECTRONIC EQUIPMENT & INSTRUMENTS - 1.62%
American Power Conversion
  Corporation...................      18,400         446
                                                --------
    TOTAL ELECTRONIC EQUIPMENT &
      INSTRUMENTS...............                     446
                                                --------
INDUSTRIAL CONGLOMERATES - 1.47%
Reynolds American,
  Incorporated(+)...............       5,200         405
                                                --------
    TOTAL INDUSTRIAL
      CONGLOMERATES.............                     405
                                                --------

                                    SHARES        VALUE
                                  -----------   ---------
                                  (DOLLARS IN THOUSANDS)
MACHINERY - 3.03%
ITT Industries, Incorporated....       2,700    $    244
Kennametal, Incorporated........       8,475         384
Trinity Industries,
  Incorporated(+)...............       8,825         206
                                                --------
    TOTAL MACHINERY.............                     834
                                                --------
TRANSPORTATION - 0.86%
Ryder Systems, Incorporated.....       6,400         236
                                                --------
    TOTAL TRANSPORTATION........                     236
                                                --------
    TOTAL INDUSTRIALS...........                   4,276
                                                --------
INFORMATION TECHNOLOGY - 1.15%
BearingPoint, Incorporated+(+)..      51,175         317
                                                --------
    TOTAL INFORMATION
      TECHNOLOGY................                     317
                                                --------
MATERIALS - 2.77%
CHEMICALS - 1.92%
Ashland, Incorporated...........       4,500         303
FMC Corporation+................       4,625         227
                                                --------
    TOTAL CHEMICALS.............                     530
                                                --------
CONSTRUCTION MATERIALS - 0.85%
Lafarge North America,
  Incorporated..................       4,200         233
                                                --------
    TOTAL CONSTRUCTION
      MATERIALS.................                     233
                                                --------
    TOTAL MATERIALS.............                     763
                                                --------
UTILITIES - 7.20%
CenterPoint Energy,
  Incorporated(+)...............      13,900         164
Entergy Corporation.............       4,800         352
FirstEnergy Corporation.........       6,900         300
Pinnacle West Capital
  Corporation...................       9,400         394
Wisconsin Energy Corporation....      14,200         501
Xcel Energy, Incorporated.......      15,700         270
                                                --------
    TOTAL UTILITIES.............                   1,981
                                                --------
    TOTAL COMMON STOCK..........                  24,962
                                                --------

                                     PAR
                                    AMOUNT
                                  ----------
SHORT-TERM INVESTMENTS - 21.74%
U.S. TREASURY BILLS - 1.12%
2.685%, Due 6/9/2005 (Note A)...  $      310        309
                                               --------
    TOTAL U. S. TREASURY
      BILLS.....................                    309
                                               --------

                                    SHARES
                                  ----------
OTHER SHORT-TERM INVESTMENTS - 20.62%
American Beacon Enhanced Cash
  Trust (Notes B and C).........   1,684,040      1,684

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN BEACON MID-CAP VALUE FUND
SCHEDULE OF INVESTMENTS -- CONTINUED
April 30, 2005 (Unaudited)
--------------------------------------------------------------------------------

                                    SHARES        VALUE
                                  -----------   ---------
                                  (DOLLARS IN THOUSANDS)
American Beacon Money Market
  Select Fund (Notes B and C)...   3,986,213    $  3,986
                                                --------
    TOTAL OTHER SHORT-TERM
      INVESTMENTS...............                   5,670
                                                --------
    TOTAL SHORT-TERM
      INVESTMENTS...............                   5,979
                                                --------
TOTAL INVESTMENTS - 112.53%
  (COST $30,889)................                  30,941
                                                --------
LIABILITIES, NET OF OTHER
  ASSETS - (12.53%).............                  (3,446)
                                                --------
TOTAL NET ASSETS - 100%.........                $ 27,495
                                                ========


FUTURES CONTRACTS
(DOLLARS IN THOUSANDS)

                                                                                                  UNREALIZED
                                                               NO. OF     EXPIRATION   MARKET   APPRECIATION/
ISSUER                                                        CONTRACTS      DATE      VALUE    (DEPRECIATION)
------                                                        ---------   ----------   ------   --------------
S&P MidCap 400 Index........................................       2      June 2005    $  634       $ (27)
Emini S&P MidCap 400 Index..................................      40      June 2005     2,537         (84)
                                                                                       ------       -----
                                                                                       $3,171       $(111)
                                                                                       ======       =====

---------------

(A) At April 30, 2005, security held as collateral for open futures contracts.

(B) The Fund/Trust is affiliated by having the same investment advisor. See Note 2.

(C) All or a portion of this security is purchased with cash collateral for securities loaned.

(+)-All or a portion of this security is on loan at April 30, 2005. See Note 5.

+-  Non-income producing security.

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN BEACON EMERGING MARKETS FUND
SCHEDULE OF INVESTMENTS
April 30, 2005 (Unaudited)
--------------------------------------------------------------------------------

                                   SHARES       VALUE
                                 -----------   --------
                                 (DOLLARS IN THOUSANDS)
STOCKS - 98.06%
AUSTRIA COMMON STOCK - 0.09%
Raiffeisen International
  Bank-Holding AG+.............        1,800   $     93
                                               --------
    TOTAL AUSTRIA COMMON
      STOCK....................                      93
                                               --------
BRAZIL - 10.70%
BRAZIL PREFERRED STOCK - 7.19%
All America Latina Logistica
  S.A. ........................        4,100        118

Banco Bradesco S.A. ...........       12,252        377

Banco Bradesco S.A., ADR+(+)...       12,971        401

Banco Itau Holding Financeira
  S.A. ........................          800        140

                                   SHARES       VALUE
                                 -----------   --------
                                 (DOLLARS IN THOUSANDS)

Banco Itau Holding Financeira
  S.A., ADR+(+)................        9,416   $    806

Brasil Telecom Participacoes
  S.A., ADR(+).................       10,000        327

Braskem S.A.+..................    2,111,000         83

Braskem S.A., ADR+.............        2,200         86

Companhia de Tecidos Norte de
  Minas+.......................    2,990,500        253

Companhia Energetica de Minas
  Gerais+......................   15,400,210        432

Companhia Paranaense de
  Energia+.....................   63,728,300        334

Companhia Vale do Rio Doce+....        1,876         43

Companhia Vale do Rio Doce,
  ADR(+).......................       43,264      1,004

Duratex S.A.+..................    3,641,700        170

Embratel Participacoes S.A.+...  122,985,370        202

Empresa Brasileira de
  Aeronautica S.A. (Embraer),
  ADR+(+)......................       14,540        419

Gerdau S.A.+...................        7,500         74

Petrol Brasileiro S.A.,+.......          865         32

Petroleo Brasileiro S.A.,
  ADR..........................       20,716        761

Telecomunicacoes Brasileiras
  S.A., ADR(+).................       10,310        289

Telemar Norte Leste S.A. ......        5,800        127

Telemig Celular Participacoes
  S.A.+........................  140,316,900        225

Telemig Celular Participacoes
  S.A., rights.................    1,544,889         --

Telesp Celular Participacoes
  S.A.+........................  133,746,308        285

Telesp - Telecommunicacoes de
  Sao Paulo S.A.+..............    9,274,800        176

TIM Participacoes S.A.,
  ADR+(+)......................        4,866         73

Unibanco - Uniao de Bancos
  Brasileiros S.A.+............        7,689         51
                                               --------

    TOTAL BRAZIL PREFERRED
      STOCK....................                   7,288
                                               --------
BRAZIL COMMON STOCK - 3.51%

CPFL Energia S.A.+.............       15,000        120

Companhia de Saneamento Basico
  do Estado de Sao Paulo+......    5,558,100        289

Companhia de Saneamento Basico
  do Estado de Sao Paulo,
  ADR+(+)......................        9,800        127

Companhia Energetica de Minas
  Gerais, ADR+.................        2,800         78

Companhia Paranaense de
  Energia+.....................    5,015,000         21

Companhia Siderurgica Nacional
  S.A. ........................        1,000         22

Companhia Siderurgica Nacional
  S.A., ADR(+).................       10,700        234

Companhia Vale do Rio Doce,
  ADR..........................        6,200        167

Gerdau S.A., ADR...............        9,150         89

Grendene S.A.+.................       30,300        204

Natura Cosmeticos S.A. ........        2,180         66

Petroleo Brasileiro S.A.,
  ADR..........................       47,602      1,996

Unibanco - Uniao de Bancos
  Brasileiros S.A., GDR+.......        4,415        147
                                               --------

    TOTAL BRAZIL COMMON
      STOCK....................                   3,560
                                               --------

    TOTAL BRAZIL...............                  10,848
                                               --------
CHILE COMMON STOCK - 0.74%

Banco Santander-Chile S.A.,
  ADR..........................        5,900        185

Grupo Enersis SA, ADR..........       65,140        566
                                               --------

    TOTAL CHILE COMMON STOCK...                     751
                                               --------
CHINA COMMON STOCK - 2.47%

China Mobile (Hong Kong)
  Limited......................      395,100      1,379

China Mobile (Hong Kong)
  Limited, ADR(+)..............        6,200        111

China Petroleum & Chemical
  Corporation..................      932,000        368

China Petroleum & Chemical
  Corporation, ADR.............        1,400         55

China Resource Power Holdings
  Company Limited(+)...........      296,000        164

China Telecom Corporation
  Limited......................      671,600        229

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN BEACON EMERGING MARKETS FUND
SCHEDULE OF INVESTMENTS -- CONTINUED
April 30, 2005 (Unaudited)
--------------------------------------------------------------------------------

                                   SHARES       VALUE
                                 -----------   --------
                                 (DOLLARS IN THOUSANDS)
Chunghwa Telecom Company
  Limited, ADR.................          700   $     14

TPV Technology Limited.........      301,000        184
                                               --------

    TOTAL CHINA COMMON STOCK...                   2,504
                                               --------
EGYPT COMMON STOCK - 1.60%

Commercial International Bank,
  GDR, 144A (Note A)...........       19,200        151

Eastern Tobacco Company........       10,626        332

Egyptian Company for Mobile
  Services (MobiNil)+..........       22,303        730

Orascom Construction Industries
  S.A.E........................       18,126        413
                                               --------
    TOTAL EGYPT COMMON STOCK...                   1,626
                                               --------
HONG KONG COMMON STOCK - 4.35%

Asia Aluminum Holdings
  Limited......................    1,200,000        139

Beijing Enterprises Holdings...       62,000         81

Brilliance China Automotive
  Holdings Limited(+)..........      646,000        110

China Lee Insurance Company
  Limited+.....................      302,000        199

China Ping'an Insurance Company
  Limited+.....................      126,000        193

China Resources Enterprises
  Limited(+)...................      251,900        357

Denway Motors Limited(+).......      967,600        338

Fountain Set (Holdings)
  Limited......................      201,000        120

Foxconn International Holdings
  Limited+.....................      152,000         92

Global Bio-chem Technology
  Group Company Limited........      252,000        165

Gome Electrical Appliances
  Holdings Limited.............      177,000        173

The Grande Holdings Limited....       91,000         86

Hainan Meilan Airport Company
  Limited......................       89,000         52

Hopewell Highway Infrastructure
  Limited......................      199,000        139

Huaneng Power International,
  Incorporated(+)..............      175,000        133

Kingboard Chemical Holdings
  Limited......................       76,000        226

Lianhua Supermarket Holdings
  Company Limited+.............       90,000         98

Moulin International Holdings
  Limited(+)...................       96,000         62

Norstar Founders(+)............      206,000         48

Panva Gas Holdings Limited+....      157,000         65

Shandong International Power
  Development Company
  Limited+.....................    1,695,800        525

Shanghai Industrial Holdings
  Limited......................      160,500        329

Shougang Concord Century
  Holdings Limited.............      537,000         44

                                   SHARES       VALUE
                                 -----------   --------
                                 (DOLLARS IN THOUSANDS)

Sinopec Yizheng Chemical Fibre
  Company Limited..............    1,067,500   $    187

Sinotrans Limited(+)...........      566,000        168

Victory City International
  Holdings Limited.............      169,000         54

Wumart Stores, Incorporated....       37,000         59

Yanzhou Coal Mining Company
  Limited(+)...................      122,000        168
                                               --------

    TOTAL HONG KONG COMMON
      STOCK....................                   4,410
                                               --------
HUNGARY COMMON STOCK - 0.84%

Gedeon Richter Rt..............        3,001        364

Magyar Tavkozlesi Rt...........      110,100        484
                                               --------

  TOTAL HUNGARY COMMON STOCK...                     848
                                               --------
INDIA COMMON STOCK - 7.55%

ABB Limited....................        6,000        166

Aventis Pharma Limited.........        4,000        110

Bharat Electronics Limited+....       20,000        364

Bharat Petroleum Corporation
  Limited......................       48,433        386

CIPLA..........................       21,250        129

Container Corporation..........        6,500        130

Doctor Reddy's Laboratories
  Limited......................        5,700         84

Doctor Reddy's Laboratories
  Limited, ADR.................       23,700        359

GAIL (India) Limited...........       21,900        103

GAIL (India) Limited, GDR, 144A
  (Note A).....................        9,000        255

GlaxoSmithKline Pharmaceutical
  Limited......................        7,500        123

Gujarat Ambuja Cements Limited,
  GDR..........................       13,500        129

HDFC Bank Limited..............       10,500        130

Hero Honda Motors Limited......       17,200        199

Hindalco Industries Limited....        4,000        109

Hindalco Industries Limited,
  GDR, 144A (Note A)...........       17,100        470

Hindustan Lever Limited........      134,698        426

Housing Development Finance
  Corporation Limited..........       11,200        188

ICICI Bank Limited+............       19,199        159

Industrial Development Bank of
  India Limited................       34,000         63

Infosys Technologies Limited...        6,500        283

ITC Limited....................        2,600         86

ITC Limited, GDR...............        1,500         48

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN BEACON EMERGING MARKETS FUND
SCHEDULE OF INVESTMENTS -- CONTINUED
April 30, 2005 (Unaudited)
--------------------------------------------------------------------------------

                                   SHARES       VALUE
                                 -----------   --------
                                 (DOLLARS IN THOUSANDS)
Mahanagar Telephone Nigam
  Limited......................      260,370   $    696

Mahindra & Mahindra Limited....       14,000        143

Oil and Natural Gas Corporation
  Limited......................       30,724        573

Reliance Industries Limited....       80,600        978

Siemens India Limited..........        1,800         76

State Bank of India, GDR, 144A
  (Note A).....................       11,800        423

Steel Authority of India
  Limited+.....................       41,000         50

UTI Bank Limited...............        7,000         37

UTI Bank Limited, GDR, 144A
  (Note A).....................       14,000         70

Wipro Limited..................        7,000        102
                                               --------

    TOTAL INDIA COMMON STOCK...                   7,647
                                               --------
INDONESIA COMMON STOCK - 2.20%

Bank Central Asia..............      574,500        185

Bumi Resources Tbk+............    1,372,000        109

Hindustan Petroleum Corporation
  Limited......................       67,400        469

PT Bank Mandiri................      989,500        166

PT Bank Rakyat Indonesia.......      697,500        196

PT Gudang Garam Tbk............      283,500        448

PT Indocement Tunggal Prakarsa
  Tbk+.........................      220,500         61

PT Indofood Sukses Makmur
  Tbk..........................    2,378,800        254

PT Telekomunikasi Indonesia
  Tbk..........................      772,000        346
                                               --------

    TOTAL INDONESIA COMMON
      STOCK....................                   2,234
                                               --------
ISRAEL COMMON STOCK - 0.85%

Bank Hapoalim Limited..........       40,480        139

Bank Leumi le-Israel B.M.......       45,000        127

Check Point Software
  Technologies+................       19,490        408

Supersol Limited...............       68,500        185
                                               --------

    TOTAL ISRAEL COMMON
      STOCK....................                     859
                                               --------
MALAYSIA COMMON STOCK - 3.28%

Bandar Raya Developments
  Berhad.......................      148,000         74

Commerce Asset-Holding
  Berhad.......................      290,600        343

Gamuda Berhad..................      298,500        365

Genting Berhad.................      103,100        500

Kuala Lumpur Kepong Berhad.....       96,400        165

Magnum Corporation Berhad......      172,000         94

MK Land Holdings Berhad........      295,300        105

Proton Holdings Berhad+........       65,500        135

Resorts World Berhad...........      119,900        302

                                   SHARES       VALUE
                                 -----------   --------
                                 (DOLLARS IN THOUSANDS)

Road Builder(M) Holdings
  Berhad.......................      144,000   $    103

Sime Darby Berhad..............      364,700        567

SP Setia Berhad................      113,499        120

Tenaga Nasional Berhad.........       99,000        276

YTL Corporation Berhad.........      127,600        180
                                               --------

    TOTAL MALAYSIA COMMON
      STOCK....................                   3,329
                                               --------
MEXICO COMMON STOCK - 7.96%

America Movil, S.A. de C.V.,
  ADR..........................       30,155      1,497

Cemex, S.A. de C.V. ...........       35,047        253

Coca-Cola Femsa, S.A. de C.V.,
  ADR(+).......................       30,575        698

Consorcio Ara, S.A. de C.V. ...        5,100         16

Controladora Commercial
  Mexicana, S.A. de C.V.+......      397,700        417

Desc, S.A. de C.V. ............      525,500        133

Empresas ICA Sociedad
  Controladora, S.A. de
  C.V.+........................      189,500         70

Empresas ICA Sociedad
  Controladora, S.A. de C.V.,
  ADR+(+)......................       10,800         24

Fomento Economico Mexicano,
  S.A. de C.V., ADR............        3,600        184

Grupo Continential, S.A. ......      141,750        263

Grupo Financiero Banorte, S.A.
  de C.V. .....................       27,280        176

Grupo Televisa, S.A., ADR......       18,900      1,062

Kimberly-Clark de Mexico, S.A.
  de C.V. .....................      207,920        592

Telefonos de Mexico, S.A. de
  C.V., ADR....................       37,190      1,261

Wal-Mart de Mexico, S.A. de
  C.V.+........................      341,529      1,266

Wal-Mart de Mexico, S.A. de
  C.V., ADR....................        4,126        153
                                               --------

    TOTAL MEXICO COMMON
      STOCK....................                   8,065
                                               --------
MOROCCO COMMON STOCK - 0.17%

Banque Maroc du Commerce
  Exterieur+...................        2,700        168
                                               --------

    TOTAL MOROCCO COMMON
      STOCK....................                     168
                                               --------
PHILIPPINES COMMON STOCK - 0.41%

ABS-CBN Broadcasting
  Corporation+.................      261,800         63

Bank of the Philippine
  Islands......................      268,036        238

Manila Electric Company+.......      279,400        115
                                               --------

    TOTAL PHILIPPINES COMMON
      STOCK....................                     416
                                               --------

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN BEACON EMERGING MARKETS FUND
SCHEDULE OF INVESTMENTS -- CONTINUED
April 30, 2005 (Unaudited)
--------------------------------------------------------------------------------

                                   SHARES       VALUE
                                 -----------   --------
                                 (DOLLARS IN THOUSANDS)
POLAND COMMON STOCK - 2.05%

Agora SA.......................       14,446   $    261

Bank Przemyslowo-Handlowy SA...        1,047        149

KGHM Polska Miedz SA...........       27,894        251

Powszechna Kasa Oszczednosci
  Bank Polski..................       63,751        483

Telekomunikacja Polska SA......       94,775        525

Telekomunikacja Polska SA,
  GDR..........................       73,300        404
                                               --------

    TOTAL POLAND COMMON
      STOCK....................                   2,073
                                               --------
RUSSIA - 5.37%
RUSSIA PREFERRED STOCK - 0.26%

Vimpel Communications, ADR+....        4,200        137

VolgaTelecom, ADR..............       19,300        129
                                               --------

    TOTAL RUSSIA PREFERRED
      STOCK....................                     266
                                               --------
RUSSIA COMMON STOCK - 5.11%

Efes Breweries International
  N.V., GDR+...................        7,022        221

Highland Gold Mining Limited...       62,200        221

LUKOIL Oil Company, ADR+.......       18,077      2,462

Mobile Telesystems, ADR........       22,700        763

Mobile Telesystems, GDR, 144A
  (Note A)+....................        7,200        244

Peter Hambro Mining plc+.......       12,694        139

RAO Gazprom+(+)................       10,400        351

RAO Gazprom, ADR(+)............       14,300        483

Wimm-Bill-Dann Foods, ADR+.....       16,900        293
                                               --------

    TOTAL RUSSIA COMMON
      STOCK....................                   5,177
                                               --------

    TOTAL RUSSIA...............                   5,443
                                               --------
SINGAPORE COMMON STOCK - 0.14%

Total Access Communications+...       53,000        145
                                               --------

    TOTAL SINGAPORE COMMON
      STOCK....................                     145
                                               --------
SOUTH AFRICA COMMON STOCK - 12.93%

African Bank Investments
  Limited......................      156,400        418

                                   SHARES       VALUE
                                 -----------   --------
                                 (DOLLARS IN THOUSANDS)

Alexander Forbes Limited.......       96,875   $    177

Aveng Limited..................      394,000        694

Avi Limited....................      134,400        287

Barloworld Limited.............       19,300        292

Bidvest Group Limited..........       37,004        416

Consol, Limited+...............       37,400         63

Edgars Consolidated Stores.....        8,700        359

Harmony Gold Mining Company
  Limited......................       41,729        265

Harmony Gold Mining Company
  Limited, ADR(+)..............       18,487        116

Illovo Sugar Limited...........      158,500        193

Impala Platinum Holdings
  Limited......................        9,947        826

Imperial Holdings Limited......        3,585         55

Kumba Resources Limited........       37,000        365

Lewis Group Limited+...........       53,900        314

Massmart Holdings Limited......       59,900        433

Metropolitan Holdings Limited..       99,800        176

MTN Group Limited..............      119,740        849

Murray & Roberts...............        3,100          7

Nampak Limited.................      232,100        592

Nedcor Limited.................       81,486      1,005

Network Healthcare Holdings
  Limited......................      172,300        157

Old Mutual.....................      207,175        499

Sanlam Limited+................      400,100        756

Sappi Limited..................       60,400        600

Sasol Limited..................       29,800        698

Shoprite Holdings Limited......      165,600        381

Standard Bank Group Limited....       94,191        944

Steinhoff International
  Holdings Limited.............      306,179        650

Telkom South Africa Limited....       23,300        405

The Tongaat-Hulett Group
  Limited......................       12,516        112
                                               --------

    TOTAL SOUTH AFRICA COMMON
      STOCK....................                  13,104
                                               --------
SOUTH KOREA - 16.20%
SOUTH KOREA PREFERRED STOCK - 0.50%

Daishin Securities Company
  Limited+.....................        7,760         68

Hyundai Motor Company..........        3,200        111

Samsung Electronics Company
  Limited+.....................        1,070        323
                                               --------

    TOTAL SOUTH KOREA PREFERRED
      STOCK....................                     502
                                               --------
SOUTH KOREA COMMON STOCK - 15.70%

Cheil Industries,
  Incorporated.................       11,710        201

CJ Corporation.................        4,010        287

Daelim Industrial Company
  Limited......................        4,660        231

Daewoo Heavy Industries &
  Machinery Limited............        7,630         63

Daishin Securities Company
  Limited......................        4,320         52

Doosan Heavy Industries and
  Construction Limited.........       15,130        189

Handsome Corporation...........       10,080        115

Hankook Tire Company Limited...       46,290        471

Hanmi Pharmaceutical Company
  Limited......................          950         54

Hyundai Department Store
  Company Limited..............        4,430        196

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN BEACON EMERGING MARKETS FUND
SCHEDULE OF INVESTMENTS -- CONTINUED
April 30, 2005 (Unaudited)
--------------------------------------------------------------------------------

                                   SHARES       VALUE
                                 -----------   --------
                                 (DOLLARS IN THOUSANDS)
Hyundai Development Company....       11,570   $    230

Hyundai Heavy Industries
  Company Limited+.............        2,500        128

Hyundai Mobis..................        9,580        628

Hyundai Motor Company
  Limited......................       11,880        648

Industrial Bank of Korea.......       33,640        293

INI Steel Company..............        7,870        125

Kangwon Land Incorporated......       34,691        488

Kia Motors Corporation.........       13,780        172

Kookmin Bank...................       13,471        571

Kookmin Bank, ADR(+)...........        6,800        291

Korea Electric Power
  Corporation..................       43,860      1,274

Korea Electric Power
  Corporation, ADR(+)..........        4,800         71

KT Corporation, ADR............       33,900        684

KT&G Corporation...............        9,380        338

Kumho Tire Company,
  Incorporated, GDR............        8,910         62

Kumho Tire Company,
  Incorporated, GDR, 144A (Note
  A)...........................       11,600         80

LG Chemical....................       11,160        425

LG Construction Company........       10,690        321

LG Electronics, Incorporated...        4,330        291

LG Household and Health Care
  Limited......................        3,990        132

LG Investment and Securities
  Company Limited+.............        5,730         46

POSCO..........................        3,080        558

Pusan Bank.....................       19,460        151

Samsung Corporation............        6,270         80

Samsung Electro Mechanics
  Company Limited..............       21,760        503

Samsung Electronics Company
  Limited......................        5,440      2,496

Samsung Fire & Marine Insurance
  Company Limited..............        9,770        668

Samsung SDI Company Limited....        9,870        971

Shinhan Financial Group Company
  Limited......................       14,950        388

SK Corporation.................        2,300        129

SK Telecom Company Limited, ADR
  (+)..........................        9,000        175

SK Telecom Company Limited.....        1,850        304

Tong Yang Confectionery
  Corporation..................        2,383        327
                                               --------

    TOTAL SOUTH KOREA COMMON
      STOCK....................                  15,907
                                               --------

    TOTAL SOUTH KOREA..........                  16,409
                                               --------

                                   SHARES       VALUE
                                 -----------   --------
                                 (DOLLARS IN THOUSANDS)
TAIWAN COMMON STOCK - 11.91%

Accton Technology
  Corporation+.................      275,396   $    136

Acer, Incorporated.............       96,518        159

Advanced Semiconductor
  Engineering, Incorporated....      256,000        172

Asia Optical Company,
  Incorporated.................       59,071        368

Asustek Computer,
  Incorporated.................      153,737        414

AU Optronics Corp..............       83,000        133

Benq Corporation...............      301,000        295

Catcher Technology Company
  Limited......................       53,000        284

Cathay Financial Holding
  Company Limited..............      173,000        315

Cheng Shin Industries..........       76,216         86

China Motor Company............      203,000        224

Chinatrust Financial Holding
  Company Limited..............      230,827        265

Compal Electronics,
  Incorporated.................      970,026        906

CTCI Corporation...............      164,552         92

CyberLink Corporation..........       18,837         59

Delta Electronics Group........      316,650        509

Delta Electronics,
  Incorporated, GDR............       11,800         94

Elan Microelectronics
  Corporation..................      116,496         55

Far EasTone Telecommunication
  Company Limited..............      112,000        137

First Financial Holding Company
  Limited......................      592,000        459

Hon Hai Precision Industry
  Company Limited..............      108,064        517

Hon Hai Precision Industry
  Company Limited, GDR.........        4,000         38

Infortrend Technology,
  Incorporated.................       58,414        113

Kaulin Manufacturing Company
  Limited......................       48,950         48

Largan Precision Company
  Limited......................       18,484        112

Media Tek, Incorporated........       40,162        307

Mega Financial Holding
  Company......................      435,000        274

Nien Hsing Textile Company
  Limited......................      182,000        163

Phoenixtec Power Company
  Limited......................       81,355         90

Polaris Securities Company
  Limited......................      136,733         60

President Chain Store
  Corporation..................       74,000        137

Quanta Computer, Incorporated..      396,298        665

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN BEACON EMERGING MARKETS FUND
SCHEDULE OF INVESTMENTS -- CONTINUED
April 30, 2005 (Unaudited)
--------------------------------------------------------------------------------

                                   SHARES       VALUE
                                 -----------   --------
                                 (DOLLARS IN THOUSANDS)
Shin Kong Financial Holding
  Company Limited..............      534,459   $    503

SinoPac Holdings...............      930,987        506

Springsoft Systems Limited.....       61,800        126

Sunplus Technology Company
  Limited+.....................       35,000         47

Taishin Financial Holdings
  Company Limited..............      210,445        189

Taiwan Cellular Corporation....      533,635        535

Taiwan Semiconductor
  Manufacturing Company
  Limited......................      166,000        277

Tsann Keun Enterprise Company
  Limited......................       88,630        113

United Microelectronics
  Corporation+.................    2,308,251      1,371

United Microelectronics
  Corporation, ADR+(+).........       42,477        138

Ya Hsin Industrial Company
  Limited......................      136,288        126

Yaego Corporation+.............    1,470,000        451
                                               --------

    TOTAL TAIWAN COMMON
      STOCK....................                  12,068
                                               --------
THAILAND COMMON STOCK - 3.77%

Advanced Info Services PCL*....      122,300        295

Asian Property Development
  Company Limited*.............      541,600         51

Bangkok Bank PCL...............      162,100        441

Banpu Company*.................       28,000        115

CH. Karnchang Public Company
  Limited*.....................      146,800         40

Charoen Pokphand Foods PCL*....    1,360,700        150

CP Seven Eleven PCL+*..........      236,800        179

Delta Electronics PCL+*........      118,000         53

Italian-Thai Development PCL*..      747,800        175

Kasikornbank PCL...............      411,000        581

Kasikornbank PCL, NVDR+........       18,900         26

Krung Thai Bank PCL*...........    1,770,400        377

Lalin Property PCL+*...........      148,400         20

Land & Houses PCL..............      518,500         97

MBK Public Company Limited+*...       29,000         35

PTT Public Company Limited*....       61,600        312

Siam City Bank PCL.............      175,400        110

Siam Commercial Bank PCL*......      330,200        396

Siam Makro PCL+................       98,800        138

Sino Thai Engineering &
  Construction PCL+*...........      136,900         28

Sino Thai Engineering &
  Construction PCL, rights+*...       22,816          3

Thai Oil PCL+*.................       73,400        120

True Corporation Public Company
  Limited+*....................      369,300         77
                                               --------

    TOTAL THAILAND COMMON
      STOCK....................                   3,819
                                               --------
TURKEY COMMON STOCK - 2.48%

Akbank T.A.S...................       40,830        196

Akcansa Cimento A.S............       66,790        191

Dogan Yayin Holding+...........      101,800        245

Enka Insaat ve Sanayi A.S......       13,072        195

Hurriyet Gazetecilik ve
  Matbaacilik A.S..............      111,463        199

Tupras-Turkiye Petrol
  Rafinerileri A.S.............       28,563        359

Turkcell Iletisim Hizmetleri
  A.S..........................       35,222        216

Turkiye Garanti Bankasi
  A.S.+........................       79,224        282

Trakya Cam Sanayii A.S.........       61,512        179

Yapi ve Kredi Bankasi A.S.+....      124,273        455
                                               --------

    TOTAL TURKEY COMMON
      STOCK....................                   2,517
                                               --------

    TOTAL STOCKS...............                  99,376
                                               --------
                                     PAR
                                   AMOUNT
                                 -----------

SHORT TERM INVESTMENTS - 7.47%

U.S. TREASURY BILLS - 0.30%

2.685%, Due 6/9/2005 (Note
  C)...........................  $       300        299
                                               --------

    TOTAL U.S. TREASURY
      BILLS....................                     299
                                               --------
                                   SHARES
                                 -----------

OTHER SHORT TERM INVESTMENTS -- 7.17%

American Beacon Enhanced Cash
  Trust (Notes B and D)........    3,852,212      3,852

American Beacon Money Market
  Select Fund (Notes B and D)..    3,416,783      3,417
                                               --------

    TOTAL OTHER SHORT TERM
      INVESTMENTS..............                   7,269
                                               --------

    TOTAL SHORT TERM
      INVESTMENTS..............                   7,568
                                               --------

TOTAL INVESTMENTS - 105.53%
  (COST $90,458)...............                 106,944
                                               --------

LIABILITIES, NET OF OTHER
  ASSETS - (5.53%).............                  (5,607)
                                               --------

TOTAL NET ASSETS - 100%........                $101,337
                                               ========

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN BEACON EMERGING MARKETS FUND
SCHEDULE OF INVESTMENTS -- CONTINUED
April 30, 2005 (Unaudited)
--------------------------------------------------------------------------------

FUTURES CONTRACTS
(DOLLARS IN THOUSANDS)

                                                                                                 UNREALIZED
                                                             NUMBER OF   EXPIRATION   MARKET   APPRECIATION/
ISSUER                                                       CONTRACTS      DATE      VALUE    (DEPRECIATION)
------                                                       ---------   ----------   ------   --------------
Emini S&P 500 Index........................................     50       June 2005    $2,896       $(103)
                                                                                      ------       -----
                                                                                      $2,896       $(103)
                                                                                      ======       =====

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
(DOLLARS IN THOUSANDS)

                                                                     SETTLEMENT   MARKET   UNREALIZED
CONTRACTS TO DELIVER                                                    DATE      VALUE    GAIN/(LOSS)
--------------------                                                 ----------   ------   -----------
  4,141  S. African Rand...........................................   6/27/2005   $ 676       $ (65)
  1,748  S. African Rand...........................................   6/27/2005     285          (5)
  2,595  S. African Rand...........................................   7/22/2005     422         (26)
 11,092  S. African Rand...........................................  11/14/2005   1,787         (49)
                                                                                  ------      -----
Total contracts to deliver (Receivable amount $3,025)..............               $3,170      $(145)
                                                                                  ======      =====

                                                                      SETTLEMENT   MARKET   UNREALIZED
CONTRACTS TO RECEIVE                                                     DATE      VALUE    GAIN/(LOSS)
--------------------                                                  ----------   ------   -----------
    1,350  Euro Currency............................................  11/14/2005   $1,750       $12
                                                                                   ------       ---
Total contracts to receive (Payable amount $1,738)..................               $1,750       $12
                                                                                   ======       ===

---------------

(A) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At period end, the value of these securities amounted to $1,693 or 1.67% of net assets.

(B) The Fund/Trust is affiliated by having the same investment advisor. See Note 2.

(C) At April 30, 2005, security held as collateral for open futures contracts.

(D) All or a portion of this security is purchased with cash collateral for securities loaned.

(+)-All or a portion of this security is on loan at April 30, 2005. See Note 5.

+-  Non-income producing security.

*- Valued at fair value pursuant to procedures approved by the Board of Trustees.

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN BEACON EMERGING MARKETS FUND
EMERGING MARKETS SECTOR DIVERSIFICATION
April 30, 2005
--------------------------------------------------------------------------------

INDUSTRY DIVERSIFICATION

                                                              PERCENT OF
                                                              NET ASSETS
                                                              ----------
Consumer Discretionary......................................    12.48%
Consumer Staples............................................     7.05%
Energy......................................................     8.95%
Financials..................................................    18.43%
Health Care.................................................     1.59%
Industrials.................................................     9.32%
Information Technology......................................    12.21%
Materials...................................................     9.05%
Short-Term Investments......................................     7.47%
Telecommunication Services..................................    14.11%
Utilities...................................................     4.87%
Liabilities, Net of Other Assets............................    (5.53%)
                                                               -------
                                                               100.00%
                                                               =======

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN BEACON HIGH YIELD BOND FUND
SCHEDULE OF INVESTMENTS
April 30, 2005 (Unaudited)
--------------------------------------------------------------------------------

                                                                  PAR
                                                                AMOUNT       VALUE
                                                              -----------   --------
                                                              (DOLLARS IN THOUSANDS)
CORPORATE BONDS - 93.52%
CONSUMER DISCRETIONARY - 26.75%
AUTO COMPONENTS - 4.40%
Advanced Accessory Systems, LLC, 10.75%, Due 6/15/2011(+)...  $     1,200   $    852
Asbury Automotive Group, Incorporated,
  9.00%, Due 6/15/2012......................................        1,000        985
  8.00%, Due 3/15/2014......................................          800        732
Delphi Corporation, 6.55%, Due 6/15/2006(+).................        1,500      1,402
GenCorp, Incorporated, 9.50%, Due 8/15/2013.................        1,174      1,274
Meritor Automotive, Incorporated, 6.80%, Due 2/15/2009......          620        572
Navistar International Transportation Corporation,
  7.50%, Due 6/15/2011(+)...................................        1,650      1,559
  6.25%, Due 3/1/2012, 144A (Note A)........................        1,000        880
Stanadyne Corporation, 10.00%, Due 8/15/2014................        1,000        970
Tenneco Automotive, Incorporated, 8.625%, Due 11/15/2014,
  144A (Note A)(+)..........................................        1,000        912
TriMas Corporation, 9.875%, Due 6/15/2012...................        3,000      2,955
United Components, Incorporated, 9.375%, Due 6/15/2013......        2,250      2,070
Visteon Corporation, 7.00%, Due 3/10/2014(+)................        1,000        698
                                                                            --------
    TOTAL AUTO COMPONENTS...................................                  15,861
                                                                            --------
HOTELS, RESTAURANTS & LEISURE - 6.27%
AMC Entertainment, Incorporated, 9.875%, Due 2/1/2012(+)....          600        600
Ameristar Casinos, Incorporated, 10.75%, Due 2/15/2009......        1,200      1,305
AMF Bowling Worldwide Incorporated, 10.00%, Due 3/1/2010....        2,950      2,950
Aztar Corporation, 9.00%, Due 8/15/2011.....................          650        695
Booth Creek Ski Holdings, Incorporated, 12.50%, Due
  3/15/2007.................................................        2,500      2,469
Choctaw Resort Development Enterprise, 7.25%, Due
  11/15/2019, 144A (Note A).................................          700        683
Chumash Casino & Resort Enterprises, 9.26%, Due 7/15/2010...        1,250      1,338
Cinemark, Incorporated, 0.00%, Due 3/15/2014+...............        1,500      1,031
Intrawest Corporation, 7.50%, Due 10/15/2013................          750        746
Landry's Restaurants, Incorporated, 7.50%, Due 12/15/2014,
  114A (Note A).............................................          825        767
Station Casinos, Incorporated, 6.875%, Due 3/1/2016.........        1,500      1,515
Town Sports International, Incorporated, 9.625%, Due
  4/15/2011.................................................          800        821
Turning Stone Casino Resort, 9.125%, Due 12/15/2010, 144A
  (Note A)..................................................        3,710      3,803
Vicorp Restaurants, Incorporated, 10.50%, Due 4/15/2011.....        1,000      1,015
Warner Music Group,
  7.385%, Due 12/15/2011, 144A (Note A).....................        1,500      1,545
  0.00%, Due 12/15/2014+....................................        2,000      1,330
                                                                            --------
    TOTAL HOTELS, RESTAURANTS & LEISURE.....................                  22,613
                                                                            --------
HOUSEHOLD DURABLES - 0.25%
Ainsworth Lumber Company Limited, 6.75%, Due 3/15/2014......        1,000        905
                                                                            --------
    TOTAL HOUSEHOLD DURABLES................................                     905
                                                                            --------
MEDIA - 6.61%
American Media Operations, Incorporated, 10.25%, Due
  5/1/2009..................................................        2,615      2,687
Charter Communications Holdings, 10.25%, Due 9/15/2010......        1,500      1,498
Charter Communications Operations, 8.375%, Due 4/30/2014,
  144A (Note A).............................................        1,900      1,824

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN BEACON HIGH YIELD BOND FUND
SCHEDULE OF INVESTMENTS -- CONTINUED
April 30, 2005 (Unaudited)
--------------------------------------------------------------------------------

                                                                  PAR
                                                                AMOUNT       VALUE
                                                              -----------   --------
                                                              (DOLLARS IN THOUSANDS)
Dex Media West, LLC,
  12.125%, Due 11/15/2012...................................  $     1,415   $  1,664
  9.875%, Due 8/15/2013.....................................          500        555
  0.00%, Due 11/15/2013+....................................        1,000        750
Echostar DBS Corporation, 6.625%, Due 10/1/2014, 144A (Note
  A)........................................................        5,850      5,675
The Interpublic Group of Companies, Incorporated, 6.25%, Due
  11/15/2014................................................        3,000      2,865
Kabel Deutschland GMBH, 10.625%, Due 7/1/2014, 144A (Note
  A)........................................................        3,825      4,035
LBI Media, Incorporated, 10.125%, Due 7/15/2012.............        1,000      1,100
WDAC Subsidiary Corporation, 8.375%, Due 12/1/2014, 144A
  (Note A)(+)...............................................        1,300      1,180
                                                                            --------
    TOTAL MEDIA.............................................                  23,833
                                                                            --------
RETAIL - 6.84%
CSK Auto Corporation, 7.00%, Due 1/15/2014..................        1,545      1,398
Finlay Fine Jewelry Corporation, 8.375%, Due 6/1/2012.......        1,000        880
FTD, Incorporated, 7.75%, Due 2/15/2014.....................          923        918
GNC Corporation, 8.625%, Due 1/15/2011, 144A (Note A).......        1,965      1,749
Group 1 Automotive, Incorporated, 8.25%, Due 8/15/2013......        1,000      1,000
Michaels Stores, Incorporated, 9.25%, Due 7/1/2009..........          750        789
Pep Boys, Incorporated,
  6.88%, Due 3/6/2006.......................................        1,000      1,005
  7.50%, Due 12/15/2014(+)..................................        2,300      2,208
Rite Aid Corporation,
  12.50%, Due 9/15/2006.....................................          750        817
  8.125%, Due 5/1/2010......................................        2,000      1,950
  9.50%, Due 2/15/2011......................................          710        721
  7.50%, Due 1/15/2015, 144A (Note A).......................          750        688
Samsonite Corporation, 8.875%, Due 6/1/2011.................        2,500      2,575
Toys R Us, Incorporated,
  7.625%, Due 8/1/2011......................................        1,000        903
  7.875%, Due 4/15/2013(+)..................................          800        696
United Rentals North America, Incorporated, 6.50%, Due
  2/15/2012.................................................        3,325      3,167
Woolworth Corporation, 8.50%, Due 1/15/2022.................        2,900      3,176
                                                                            --------
    TOTAL RETAIL............................................                  24,640
                                                                            --------
SERVICES - 0.79%
Knowledge Learning Corporation, 7.75%, Due 2/1/2015, 144A
  (Note A)..................................................        3,000      2,850
                                                                            --------
    TOTAL SERVICES..........................................                   2,850
                                                                            --------
TEXTILES & APPAREL - 1.59%
Day International Group, Incorporated, 9.50%, Due
  3/15/2008.................................................        1,555      1,571
Phillips-Van Heusen Corporation,
  8.125%, Due 5/1/2013......................................        1,250      1,288
  7.75%, Due 11/15/2023.....................................        2,800      2,884
                                                                            --------
    TOTAL TEXTILES & APPAREL................................                   5,743
                                                                            --------
    TOTAL CONSUMER DISCRETIONARY............................                  96,445
                                                                            --------

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN BEACON HIGH YIELD BOND FUND
SCHEDULE OF INVESTMENTS -- CONTINUED
April 30, 2005 (Unaudited)
--------------------------------------------------------------------------------

                                                                  PAR
                                                                AMOUNT       VALUE
                                                              -----------   --------
                                                              (DOLLARS IN THOUSANDS)
CONSUMER STAPLES - 1.41%
FOOD/RESTAURANT - 1.16%
Borden, Incorporated,
  9.20%, Due 3/15/2021......................................  $     2,500   $  2,375
  7.875%, Due 2/15/2023.....................................          655        557
Pilgrims Pride Corporation, 9.625%, Due 9/15/2011...........        1,148      1,254
                                                                            --------
    TOTAL FOOD/RESTAURANT...................................                   4,186
                                                                            --------
HOUSEHOLD DURABLES - 0.25%
H.H. Gregg Appliances, Incorporated, 9.00%, Due 2/1/2013....        1,000        900
                                                                            --------
    TOTAL HOUSEHOLD DURABLES................................                     900
                                                                            --------
    TOTAL CONSUMER STAPLES..................................                   5,086
                                                                            --------
ENERGY - 7.75%
AES Corporation, 4.50%, Due 8/15/2005.......................        2,250      2,253
Alpha Natural Resources, LLC, 10.00%, Due 6/1/2012, 144A
  (Note A)..................................................        2,000      2,220
AmeriGas Partners, L.P.,
  8.875%, Due 5/20/2011.....................................        1,500      1,627
  7.25%, Due 5/20/2015, 144A (Note A).......................        1,500      1,500
CITGO Petroleum Corporation, 6.00%, Due 10/15/2011, 144A
  (Note A)(+)...............................................        1,000        973
Delta Petroleum Corporation, 7.00%, Due 4/1/2015, 144A (Note
  A)........................................................          960        907
Dynegy Holdings, Incorporated, 144A (Note A),
  9.875%, Due 7/15/2010.....................................          500        505
  10.125%, Due 7/15/2013....................................          300        309
Energy Partners Limited, 8.75%, Due 8/1/2010................        2,000      2,100
Ferrellgas Partners, L.P., 6.75%, Due 5/1/2014..............        1,000        950
Holly Energy Partners, L.P., 6.25%, 3/1/2015, 144A (Note
  A)........................................................        1,450      1,363
Inergy Finance Corporation, 6.875%, Due 12/15/2014, 144A
  (Note A)..................................................        1,000        950
Key Energy Service, Incorporated, 8.375%, Due 3/1/2008......        1,000      1,035
Newfield Exploration Company, 8.375%, Due 8/15/2012.........          425        457
Paramount Resources Limited, 8.50%, Due 1/31/2013...........        2,374      2,303
Reliant Energy, Incorporated, 6.75%, Due 12/15/2014(+)......        1,580      1,398
Swift Energy Company,
  7.625%, Due 7/15/2011.....................................          900        913
  9.375%, Due 5/1/2012......................................        1,000      1,070
Tenaska, Incorporated, 6.528%, Due 12/30/2014, 144A (Note
  A)........................................................          985      1,002
Terex Corporation,
  9.25%, Due 7/15/2011......................................        1,250      1,356
  7.375%, Due 1/15/2014.....................................        1,975      1,985
Venoco, Incorporated, 8.75%, Due 12/15/2011, 114A (Note
  A)........................................................          750        750
                                                                            --------
    TOTAL ENERGY............................................                  27,926
                                                                            --------
FINANCIALS - 5.19%
DIVERSIFIED FINANCIALS - 4.39%
E*Trade Financial Corporation, 8.00%, Due 6/15/2011.........        2,375      2,434
K&F Acquisition, Incorporated, 7.75%, Due 11/14/2014, 144A
  (Note A)..................................................        2,000      1,960
General Motors Acceptance Corporation, 6.15%, Due
  4/5/2007..................................................        1,400      1,373
Glencore Funding, LLC, 6.00%, Due 4/15/2014, 144A (Note
  A)........................................................        1,850      1,752

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN BEACON HIGH YIELD BOND FUND
SCHEDULE OF INVESTMENTS -- CONTINUED
April 30, 2005 (Unaudited)
--------------------------------------------------------------------------------

                                                                  PAR
                                                                AMOUNT       VALUE
                                                              -----------   --------
                                                              (DOLLARS IN THOUSANDS)
Noble Group Limited, 6.625%, Due 3/17/2015, 144A (Note A)...  $     3,500   $  3,120
Refco Financial Holdings, LLC, 9.00%, Due 8/1/2012, 144A
  (Note A)..................................................        2,150      2,322
Thornburg Mortgage, Incorporated, 8.00%, Due 5/15/2013......        2,850      2,864
                                                                            --------
    TOTAL DIVERSIFIED FINANCIALS............................                  15,825
                                                                            --------
REAL ESTATE - 0.80%
American Real Estate Partners, L.P. 7.125%, Due 2/15/2013,
  144A (Note A).............................................        1,500      1,451
Host Marriott Corporation, 6.375%, Due 3/15/2015, 144A (Note
  A)........................................................        1,500      1,427
                                                                            --------
    TOTAL REAL ESTATE.......................................                   2,878
                                                                            --------
    TOTAL FINANCIALS........................................                  18,703
                                                                            --------
HEALTH CARE - 9.24%
EQUIPMENT & SUPPLIES - 0.29%
Sybron Dental Specialties, Incorporated, 8.125%, Due
  6/15/2012.................................................        1,000      1,060
                                                                            --------
    TOTAL EQUIPMENT & SUPPLIES..............................                   1,060
                                                                            --------
HEALTHCARE PROVIDERS & SERVICES - 7.73%
ACIH, Incorporated, 0.00%, Due 12/15/2012, 144A (Note A)+...        3,575      2,431
DaVita, Incorporated, 7.25%, Due 3/15/2015, 144A (Note A)...        2,750      2,674
HCA, Incorporated, 8.36%, Due 4/15/2024.....................        3,435      3,742
HealthSouth Corporation,
  6.875%, Due 6/15/2005(+)..................................          450        450
  7.375%, Due 10/1/2006.....................................          250        250
  8.375%, Due 10/1/2011.....................................        2,950      2,921
Interactive Health, LLC, 8.00%, Due 4/1/2011, 144A (Note
  A)........................................................        1,800      1,638
National Health Investors, 7.30%, Due 7/16/2007.............        1,000      1,041
NDCHealth Corporation, 10.50%, Due 12/1/2012................        3,000      3,165
Pacificare Health Systems, Incorporated, 10.75%, Due
  6/1/2009..................................................        2,625      2,914
Quintiles Transnational Corporation, 10.00%, Due
  10/1/2013.................................................        1,600      1,728
Select Medical Corporation, 7.625%, Due 2/1/2015, 144A (Note
  A)........................................................        2,225      2,186
Vicar Operating, Incorporated, 9.875%, Due 12/1/2009........        2,500      2,709
                                                                            --------
    TOTAL HEALTHCARE PROVIDERS & SERVICES...................                  27,849
                                                                            --------
PHARMACEUTICALS - 1.22%
Athena Neurosciences Financial LLC, 7.25%, Due
  2/21/2008(+)..............................................        1,550      1,352
Dade Behring Holdings, Incorporated, 11.91%, Due
  10/3/2010.................................................        2,300      2,504
Leiner Health Products, Incorporated, 11.00%, Due
  6/1/2012..................................................          500        528
                                                                            --------
    TOTAL PHARMACEUTICALS...................................                   4,384
                                                                            --------
    TOTAL HEALTH CARE.......................................                  33,293
                                                                            --------
INFORMATION TECHNOLOGY - 3.28%
COMMUNICATIONS EQUIPMENT - 0.50%
Corning, Incorporated, 7.00%, Due 3/15/2007.................        1,800      1,802
                                                                            --------
    TOTAL COMMUNICATIONS EQUIPMENT..........................                   1,802
                                                                            --------

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN BEACON HIGH YIELD BOND FUND
SCHEDULE OF INVESTMENTS -- CONTINUED
April 30, 2005 (Unaudited)
--------------------------------------------------------------------------------

                                                                  PAR
                                                                AMOUNT       VALUE
                                                              -----------   --------
                                                              (DOLLARS IN THOUSANDS)
SEMICONDUCTOR EQUIPMENT & PRODUCTS - 2.75%
Amkor Technology, Incorporated,
    9.25%, Due 2/15/2008....................................  $     1,500   $  1,331
    7.125%, Due 3/15/2011...................................          500        393
    7.75%, Due 5/15/2013....................................          290        227
Flextronics International Limited, 6.50%, Due
  5/15/2013(+)..............................................        2,550      2,435
Freescale Semiconductor, Incorporated, 7.125%, Due
  7/15/2014.................................................        2,550      2,652
MagnaChip Semiconductor Limited, 144A (Note A)
  6.875%, Due 12/15/2011(+).................................        2,750      2,517
  8.00%, Due 12/15/2014.....................................          400        346
                                                                            --------
    TOTAL SEMICONDUCTOR EQUIPMENT & PRODUCTS................                   9,901
                                                                            --------
SOFTWARE - 0.03%
Peregrine Systems, Incorporated, 6.50%, Due 8/15/2007.......          109        107
                                                                            --------
    TOTAL SOFTWARE..........................................                     107
                                                                            --------
    TOTAL INFORMATION TECHNOLOGY............................                  11,810
                                                                            --------
INDUSTRIALS - 26.29%
AEROSPACE & ENGINEERING - 0.92%
Transdigm, Incorporated, 8.375%, Due 7/15/2011..............        3,250      3,315
                                                                            --------
    TOTAL AEROSPACE & ENGINEERING...........................                   3,315
                                                                            --------
CONSTRUCTION & ENGINEERING - 5.55%
AMH Holdings, Incorporated, 0.00%, Due 3/1/2014+............        2,500      1,687
Beazer Homes USA, Incorporated, 8.375%, Due 4/15/2012.......        2,000      2,120
Interline Brands, Incorporated, 11.50%, Due 5/15/2011.......        2,275      2,571
KB Home, 7.75%, Due 2/1/2010................................        1,000      1,047
K. Hovnanian Enterprises, Incorporated, 8.875%, Due
  4/1/2012..................................................        2,700      2,875
Meritage Homes Corporation, 6.25%, Due 3/15/2015, 144A (Note
  A)........................................................          125        115
Propex Fabrics, Incorporated, 10.00%, Due 12/1/2012.........          825        784
Schuler Homes, Incorporated, 9.375%, Due 7/15/2009..........        1,500      1,570
Standard Pacific Corporation,
  9.50%, Due 9/15/2010......................................        1,205      1,271
  6.25%, Due 4/1/2014(+)....................................        1,000        955
Technical Olympic USA, Incorporated, 9.00%, Due 7/1/2010....        1,250      1,287
Terex Corporation, 10.375%, Due 4/1/2011....................          500        543
WCI Communities, Incorporated, 10.625%, Due 2/15/2011.......        1,075      1,140
Wolverine Tube, Incorporated, 7.375%, Due 8/1/2008, 144A
  (Note A)..................................................        2,250      2,048
                                                                            --------
    TOTAL CONSTRUCTION & ENGINEERING........................                  20,013
                                                                            --------
COMMERCIAL SERVICES & SUPPLIES - 19.20%
Allied Waste North American, Incorporated, 8.50%, Due
  12/1/2008.................................................        3,050      3,107
Alpharma, Incorporated, 8.625%, Due 5/1/2011, 144A (Note
  A)(+).....................................................        3,250      3,152
Asia Aluminum Holdings Limited, 8.00%, Due 12/23/2011, 144A
  (Note A)..................................................        3,000      2,843
Biovail Corporation, 7.875%, Due 4/1/2010(+)................        3,700      3,682
Browning-Ferris Industries, Incorporated, 9.25%, Due
  5/1/2021..................................................        1,000      1,010
Cadmus Communications Corporation, 8.375%, Due 6/15/2014....        1,200      1,254
Celestica, Incorporated, 7.875%, Due 7/1/2011...............        2,800      2,786
CHC Helicopter Corporation, 7.375%, Due 5/1/2014............        1,860      1,814

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN BEACON HIGH YIELD BOND FUND
SCHEDULE OF INVESTMENTS -- CONTINUED
April 30, 2005 (Unaudited)
--------------------------------------------------------------------------------

                                                                  PAR
                                                                AMOUNT       VALUE
                                                              -----------   --------
                                                              (DOLLARS IN THOUSANDS)
CHC Helicopter Corporation, 7.375%, Due 5/1/2014, 144A (Note
  A)........................................................  $       750   $    731
Clean Harbors, Incorporated, 11.25%, Due 7/15/2012, 144A
  (Note A)..................................................        1,000      1,110
Columbus McKinnon Corporation, 10.00%, Due 8/1/2010.........        2,000      2,150
Communications and Power Industries, Incorporated, 8.00%,
  Due 2/1/2012..............................................        1,000        965
Compass Minerals Group, Incorporated, 10.00%, Due
  8/15/2011.................................................        1,000      1,090
Compass Minerals International, Incorporated, 0.00%, Due
  6/1/2013+.................................................        1,825      1,524
Corrections Corporation of America,
  7.50%, Due 5/1/2011.......................................          500        516
  6.25%, Due 3/15/2013, 144A (Note A).......................        1,000        965
Da-Lite Screen Company, Incorporated, 9.50%, Due
  5/15/2011.................................................          750        819
Freeport-McMoRan Copper & Gold, Incorporated, 10.125%, Due
  2/1/2010..................................................        1,750      1,916
HMH Properties, Incorporated, 7.875%, Due 8/1/2008..........          702        716
Ingram Micro, Incorporated, 9.875%, Due 8/15/2008...........        3,000      3,172
Invensys, plc, 9.875%, Due 3/15/2011, 144A (Note A)(+)......        1,050      1,039
Iron Mountain, Incorporated, 6.625%, Due 1/1/2016...........        2,500      2,225
Medical Device Manufacturing, Incorporated, 10.00%, Due
  7/15/2012.................................................        2,000      2,140
Mueller Group, Incorporated, 10.00%, Due 5/1/2012...........        1,370      1,473
NationsRent Companies, Incorporated, 9.50%, Due 5/1/2015,
  144A (Note A).............................................        2,000      2,000
Novelis, Incorporated, 7.25%, Due 2/15/2015, 144A (Note
  A)........................................................        1,000        967
Pantry, Incorporated, 7.75%, Due 2/15/2014..................          600        603
Phibro Animal Health Corporation, 13.00%, Due 12/1/2007.....          500        535
J.B. Poindexter Incorporated, 8.75%, Due 3/15/2014, 144A
  (Note A)..................................................        2,000      1,940
Polypore, Incorporated, 8.75%, Due 5/15/2012................        1,450      1,225
Polypore International, Incorporated, 0.00%, Due 10/1/2012,
  144A (Note A)+............................................        1,500        840
Russell Corporation, 9.25%, Due 5/1/2010....................        1,475      1,530
Sheridan Group, Incorporated, 10.25%, Due 8/15/2011.........        2,125      2,247
Solectron Corporation, 7.97%, Due 11/15/2006................        1,500      1,553
Superior Essex Communications, 9.00%, Due 4/15/2012.........        2,400      2,424
UAP Holding Corporation, 0.00%, Due 7/15/2012+..............        2,000      1,530
Unisys Corporation, 7.875%, Due 4/1/2008....................        3,270      3,250
UNOVA, Incorporated, 7.00%, Due 3/15/2008...................        4,250      4,314
WH Holdings (Cayman Islands) Limited, 9.50%, Due 4/1/2011...          800        852
Xerox Corporation, 7.625%, Due 6/15/2013....................        1,100      1,174
                                                                            --------
    TOTAL COMMERCIAL SERVICES & SUPPLIES....................                  69,183
                                                                            --------
MACHINERY - 0.62%
Case Corporation, 7.25%, Due 1/15/2016......................        2,400      2,220
                                                                            --------
    TOTAL MACHINERY.........................................                   2,220
                                                                            --------
    TOTAL INDUSTRIALS.......................................                  94,731
                                                                            --------
MATERIALS - 9.70%
CHEMICALS - 5.57%
Acetex Corporation, 10.875%, Due 8/1/2009...................          850        897
Casella Waste System, Incorporated, 9.75%, Due 2/1/2013.....        2,020      2,207
Cpi Holding Company, Incorporated, 8.83%, Due 2/1/2015, 144A
  (Note A)..................................................        1,750      1,671
Crystal US Holdings 3 LLC/Crystal US Sub 3 Corp, 0.00%, Due
  10/1/2014, Series A, 144A (Note A)+.......................        1,463        980

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN BEACON HIGH YIELD BOND FUND
SCHEDULE OF INVESTMENTS -- CONTINUED
April 30, 2005 (Unaudited)
--------------------------------------------------------------------------------

                                                                  PAR
                                                                AMOUNT       VALUE
                                                              -----------   --------
                                                              (DOLLARS IN THOUSANDS)
Crystal US Holdings 3 LLC/Crystal US Sub 3 Corp, 0.00%, Due
  10/1/2014, Series B, 144A (Note A)+.......................  $     3,990   $  2,593
FMC Corporation, 10.25%, Due 11/1/2009......................        2,000      2,210
Hercules, Incorporated, 6.75%, Due 10/15/2029...............        1,750      1,702
Innophos, Incorporated, 8.875%, Due 8/15/2014, 144A (Note
  A)........................................................          500        518
Lyondell Chemical Company, 10.875%, Due 5/1/2009(+).........        2,500      2,587
Nalco Company,
  7.75%, Due 11/15/2011.....................................          500        510
  8.875%, Due 11/15/2013(+).................................        1,930      1,978
Resolution Performance Products, 8.00%, Due 12/15/2009......          500        521
Westlake Chemical Corporation, 8.75%, Due 7/15/2011.........        1,560      1,697
                                                                            --------
    TOTAL CHEMICALS.........................................                  20,071
                                                                            --------
CONTAINERS & PACKAGING - 1.78%
Crown Holdings, Incorporated, 9.50%, Due 3/1/2011...........        1,500      1,620
Intertape Polymer, Incorporated, 8.50%, Due 8/1/2014........        1,300      1,298
Owens-Brockway Glass Containers, Incorporated,
  8.875%, Due 2/15/2009.....................................        2,015      2,146
  8.75%, Due 11/15/2012.....................................        1,250      1,362
                                                                            --------
    TOTAL CONTAINERS & PACKAGING............................                   6,426
                                                                            --------
PAPER & FOREST PRODUCTS - 2.35%
Abitibi-Consolidated, Incorporated, 8.375%, Due
  4/1/2015(+)...............................................        1,000        913
Fraser Papers Incorporated, 8.75%, Due 3/15/2015, 144A (Note
  A)........................................................        2,300      2,139
Mercer International Incorporated, 9.25%, Due 2/15/2013.....        1,000        920
Neenah Paper, Incorporated, 7.375%, Due 11/15/2014, 144A
  (Note A)..................................................        2,450      2,328
The Newark Group, Incorporated, 9.75%, Due 3/15/2014........        2,200      2,167
                                                                            --------
    TOTAL PAPER & FOREST PRODUCTS...........................                   8,467
                                                                            --------
    TOTAL MATERIALS.........................................                  34,964
                                                                            --------
TELECOMMUNICATION SERVICES - 3.65%
Dobson Cellular Systems, Incorporated, 8.375%, Due
  11/1/2011, 144A (Note A)..................................          225        227
GST Equipment Funding, Incorporated, 13.25%, Due
  5/1/2007+*................................................        2,500         --
Intelsat, Limited, 5.25%, Due 11/1/2008.....................        1,900      1,724
MCI, Incorporated, 7.688%, Due 5/1/2009.....................        1,525      1,575
PanAmSat Holding Corporation, 0.00%, Due 11/1/2014, 144A
  (Note A)+.................................................        1,850      1,184
Partner Communications Company Limited, 13.00%, Due
  8/15/2010(+)..............................................        1,000      1,120
Qwest Services Corporation, 14.00%, Due 12/15/2010, 144A
  (Note A)..................................................        4,250      4,781
SBA Telecom, Incorporated, 0.00%, Due 12/15/2011+(+)........        1,750      1,523
US Unwired, Incorporated, 7.26%, Due 6/15/2010..............        1,000      1,025
                                                                            --------
    TOTAL TELECOMMUNICATION SERVICES........................                  13,159
                                                                            --------
OTHER CORPORATE BONDS - 0.26%
Jostens, Incorporated, 7.625%, Due 10/1/2012................          950        950
                                                                            --------
    TOTAL OTHER CORPORATE BONDS.............................                     950
                                                                            --------
    TOTAL CORPORATE BONDS...................................                 337,067
                                                                            --------

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN BEACON HIGH YIELD BOND FUND
SCHEDULE OF INVESTMENTS -- CONTINUED
April 30, 2005 (Unaudited)
--------------------------------------------------------------------------------

                                                                SHARES       VALUE
                                                              -----------   --------
                                                              (DOLLARS IN THOUSANDS)
COMMON STOCKS - 0.16%
Peregrine Systems, Incorporated+............................       28,000   $    588
                                                                            --------

    TOTAL COMMON STOCKS.....................................                     588
                                                                            --------
SHORT TERM INVESTMENTS - 12.08%
American Beacon Money Market Select Fund (Note B)...........   12,221,936     12,222
Short-Term Investment Company Liquid Asset Fund (Note E)....    2,990,979      2,991

                                                                  PAR
                                                                AMOUNT
                                                              -----------
Chesham Finance LLC, Due 8/31/2005 (Note E).................  $    10,000   $ 10,000
Harwood Street Funding II, Due 5/2/2005 (Note E)............        3,801      3,801
Merrill Lynch Pierce Fenner & Smith, Inc. Tri Party Repo,
  3.05%, Due 5/2/2005,
  (Notes C and E)...........................................       10,000     10,000
Morgan Stanley & Co., Inc. Tri Party Repo, 3.05%, Due
  5/2/2005, (Notes D and E).................................        4,500      4,500
                                                                            --------
    TOTAL SHORT TERM INVESTMENTS............................                  43,514
                                                                            --------
TOTAL INVESTMENTS - 105.76% (COST $386,336).................                 381,169
                                                                            --------
LIABILITIES, NET OF OTHER ASSETS - (5.76%)..................                 (20,756)
                                                                            --------
TOTAL NET ASSETS - 100%.....................................                $360,413
                                                                            ========

---------------

(A) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $95,065 or 26.38% of net assets.

(B) The Fund/Trust is affiliated by having the same investment advisor. See Note 2.

(C) Collateral held at J.P. Morgan Chase consists of the following: Ford Motor Credit Company, 7.60%, Due 8/1/2005, Market Value - $1,966, Ford Motor Credit Company, 6.50%, Due 1/25/2007, Market Value - $4,021, Ford Motor Credit Company, 7.00%, Due 10/1/2013, Market Value - $3,517, Ford Motor Credit Company, 3.75%, Due 11/16/2006, Market Value - $701

(D) Collateral held at the Bank of New York consists of the following: UST, Incorporated, 7.25%, Due 6/1/2009, Market Value - $1,598, UST, Incorporated, 6.63%, Due 7/15/2012, Market Value - $3,110

(E) All or a portion of this security is purchased with cash collateral for securities loaned.

(+)-All or a portion of this security is on loan April 30, 2005. See note 5.

+-  Non-income producing security.

*- Valued at fair value pursuant to procedures approved by the Board of Trustees.

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN BEACON ENHANCED INCOME FUND
SCHEDULE OF INVESTMENTS
April 30, 2005 (Unaudited)
--------------------------------------------------------------------------------

                                                                  PAR
                                                                AMOUNT       VALUE
                                                              -----------   --------
                                                              (DOLLARS IN THOUSANDS)
U.S. TREASURY OBLIGATIONS - 17.38%
U.S. TREASURY BONDS - 0.98%
8.75%, Due 8/15/2020........................................  $       750   $  1,099
                                                                            --------
    TOTAL U.S. TREASURY BONDS...............................                   1,099
                                                                            --------
U.S. TREASURY NOTES - 16.40%
5.00%, Due 2/15/2011(+).....................................        3,350      3,530
5.00%, Due 8/15/2011(+).....................................        4,100      4,329
4.00%, Due 2/15/2014(+).....................................        5,000      4,942
4.75%, Due 5/15/2014(+).....................................        5,300      5,525
                                                                            --------
    TOTAL U.S. TREASURY NOTES...............................                  18,326
                                                                            --------
    TOTAL U.S. TREASURY OBLIGATIONS.........................                  19,425
                                                                            --------
U.S. AGENCY OBLIGATIONS - 0.96%
FEDERAL HOME LOAN MORTGAGE CORPORATION - 0.46%
Federal Home Loan Mortgage Corporation, 5.125%, Due
  10/15/2008................................................          500        517
                                                                            --------
    TOTAL FEDERAL HOME LOAN MORTGAGE CORPORATION............                     517
                                                                            --------
FEDERAL NATIONAL MORTGAGE ASSOCIATION - 0.50%
Federal National Mortgage Association, 6.625%, Due
  11/15/2010(+).............................................          500        556
                                                                            --------
    TOTAL FEDERAL NATIONAL MORTGAGE ASSOCIATION.............                     556
                                                                            --------
    TOTAL U.S. AGENCY OBLIGATIONS...........................                   1,073
                                                                            --------
U.S. AGENCY MORTGAGE-BACKED OBLIGATIONS - 8.43%
FEDERAL HOME LOAN MORTGAGE CORPORATION - 0.94%
Pool E01492, 5.50%, Due 10/1/2018...........................        1,020      1,045
                                                                            --------
    TOTAL FEDERAL HOME LOAN MORTGAGE CORPORATION............                   1,045
                                                                            --------
FEDERAL NATIONAL MORTGAGE ASSOCIATION - 4.53%
Pool 555549, 5.00%, Due 6/1/2018............................        1,303      1,314
Pool 545759, 6.50%, Due 7/1/2032............................          937        975
Pool C01598, 5.00%, Due 8/1/2033............................          848        842
Pool C01786, 5.50%, Due 2/1/2034............................        1,241      1,256
Pool 725238, 5.00%, Due 3/1/2034............................          685        680
                                                                            --------
    TOTAL FEDERAL NATIONAL MORTGAGE ASSOCIATION.............                   5,067
                                                                            --------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - 2.96%
Pool 780921, 7.00%, Due 11/15/2013..........................          356        376
Pool 780454, 7.00%, Due 10/15/2026..........................          343        364
Pool 002379, 8.00%, Due 2/20/2027...........................          213        230
Pool 781564, 6.00%, Due 2/15/2033...........................          484        500
Pool 781690, 6.00%, Due 12/15/2033..........................          707        730
Pool 003515, 5.50%, Due 2/20/2034...........................        1,091      1,110
                                                                            --------
    TOTAL GOVERNMENT NATIONAL MORTGAGE ASSOCIATION..........                   3,310
                                                                            --------
    TOTAL U.S. AGENCY MORTGAGE-BACKED OBLIGATIONS...........                   9,422
                                                                            --------
ASSET-BACKED SECURITIES - 0.89%
Household Automotive Trust 2004-1 A3, 3.30%, Due
  5/18/2009.................................................        1,000        991
                                                                            --------
    TOTAL ASSET-BACKED SECURITIES...........................                     991
                                                                            --------
CORPORATE BONDS - 52.34%
BANKS - 5.14%
Banco Popular North America, Incorporated,
  6.125%, Due 10/15/2006....................................          500        513
  4.25%, Due 4/1/2008.......................................          300        300

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN BEACON ENHANCED INCOME FUND
SCHEDULE OF INVESTMENTS -- CONTINUED
April 30, 2005 (Unaudited)
--------------------------------------------------------------------------------

                                                                  PAR
                                                                AMOUNT       VALUE
                                                              -----------   --------
                                                              (DOLLARS IN THOUSANDS)
Bank America Corporation, 0.25%, Due 1/26/2010..............  $       265   $    249
Bank One Corporation, 4.90%, Due 4/30/2015..................          500        492
Credit Suisse First Boston, 6.50%, Due 5/1/2008.............          500        529
FleetBoston Financial Corporation, 8.625%, Due 1/15/2007....          200        214
ING Bank, NV, 5.125%, Due 5/1/2015, 144A (Note A)...........          300        305
St. George Bank Limited, 7.15%, Due 10/15/2005, 144A (Note
  A)........................................................        1,510      1,531
Wachovia Corporation, 6.40%, Due 4/1/2008...................        1,500      1,609
                                                                            --------
    TOTAL BANKS.............................................                   5,742
                                                                            --------
FINANCE - 24.98%
AEGON, N.V., 8.00%, Due 8/15/2006...........................          225        236
Allstate Life Global Funding, 3.85%, Due 1/25/2008..........        1,000        989
American Honda Finance Corporation, 2.875%, Due 4/3/2006,
  144A (Note A).............................................          650        644
Bear Stearns Companies, Incorporated,
  3.00%, Due 3/30/2006......................................          500        497
  2.875%, Due 7/2/2008......................................          300        287
Capital One Bank,
  4.25%, Due 12/1/2008......................................        1,000        988
  5.125%, Due 2/15/2014.....................................          330        328
Caterpillar Financial Services, 4.15%, Due 1/15/2010........        1,000        987
Citigroup, Incorporated, 4.125%, Due 2/22/2010..............        1,000        985
Countrywide Home Loan, Incorporated, 3.50%, Due
  12/19/2005................................................          750        749
Credit Suisse First Boston USA, Incorporated, 5.875%, Due
  8/1/2006..................................................        1,500      1,536
Fortis Insurance NV, 7.75%, Due 1/26/2008, 144A (Note A)....          275        279
Goldman Sachs Group, Incorporated, 4.75%, Due 7/15/2013.....          350        344
John Hancock Global Funding,
  5.625%, Due 6/27/2006.....................................        1,400      1,426
  3.75%, Due 9/30/2008......................................        1,000        980
Heller Financial, Incorporated, 6.375%, Due 3/15/2006.......        1,500      1,533
Household Finance Corporation, 5.75%, Due 1/30/2007.........        1,750      1,798
Lehman Brothers Holdings, Incorporated, 3.50%, Due
  8/7/2008..................................................        1,000        980
Lincoln National Corporation, 4.75%, Due 2/15/2014(+).......          200        196
MassMutual Global Funding II, 3.80%, Due 4/15/2009, 144A
  (Note A)..................................................        1,000        980
Morgan Stanley & Company, Incorporated, 6.10%, Due
  4/15/2006.................................................          550        561
PHH Corporation, 6.00%, Due 3/1/2008........................          300        311
Prudential Financial, Incorporated, 4.50%, Due
  7/15/2013(+)..............................................          375        366
Prudential Insurance Company of America, 6.375%, Due
  7/23/2006, 144A (Note A)..................................        2,000      2,062
Refco Group Limited, LLC, 9.00%, Due 8/1/2012, 144A (Note
  A)........................................................          400        432
Salomon, Incorporated, 6.75%, Due 1/15/2006.................        1,000      1,021
Simon Property Group LP, 6.375%, Due 11/15/2007.............          400        418
SLM Corporation, 4.00%, Due 1/15/2009.......................        1,300      1,284
Synovus Financial Corporation,
  7.25%, Due 12/15/2005.....................................        1,500      1,530
  4.875%, Due 2/15/2013.....................................          500        501
Transamerica Corporation, 6.75%, Due 11/15/2006.............        1,000      1,034
Verizon Global Funding Corporation, 4.375%, Due
  6/1/2013(+)...............................................          200        194
VW Credit Incorporated, 3.40%, Due 7/21/2005, 144A (Note
  A)........................................................        1,000      1,000
Washington Mutual, Incorporated, 4.625%, Due 4/1/2014.......          480        462
                                                                            --------
    TOTAL FINANCE...........................................                  27,918
                                                                            --------

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN BEACON ENHANCED INCOME FUND
SCHEDULE OF INVESTMENTS -- CONTINUED
April 30, 2005 (Unaudited)
--------------------------------------------------------------------------------

                                                                  PAR
                                                                AMOUNT       VALUE
                                                              -----------   --------
                                                              (DOLLARS IN THOUSANDS)
FOREIGN - 1.23%
France Telecom SA, 8.50%, Due 3/1/2011......................  $       680   $    783
Province of Ontario, 3.35%, Due 7/16/2007(+)................          300        296
Telefonos de Mexico, S.A. de C.V., 5.50%, Due 1/27/2015,
  144A (Note A).............................................          300        291
                                                                            --------
    TOTAL FOREIGN...........................................                   1,370
                                                                            --------
INDUSTRIALS - 20.56%
AmeriPath, Incorporated, 10.50%, Due 4/1/2013...............          400        400
AT&T Broadband Corporation, 8.375%, Due 3/15/2013...........          700        850
AT&T Wireless Services, Incorporated,
  7.35%, Due 3/1/2006.......................................          900        926
  8.125%, Due 5/1/2012......................................          250        295
BHP Finance (USA) Limited, 4.80%, Due 4/15/2013.............          550        553
Boeing Capital Corporation, 5.40%, Due 11/30/2009...........          700        728
Bunge Limited Finance Corporation,
  7.80%, Due 10/15/2012.....................................          200        236
  5.35%, Due 4/15/2014......................................          500        511
Cadence Design Systems, Incorporated, 0.00%, Due
  8/15/2023+................................................          260        261
Celestica, Incorporated, 7.875%, Due 7/1/2011...............          260        259
Cendant Corporation, 6.875%, Due 8/15/2006..................        1,100      1,137
Continental Cablevision, Incorporated, 8.30%, Due
  5/15/2006.................................................          250        261
DaimlerChrysler North America, 4.75%, Due 1/15/2008.........          700        691
John Deere Capital Corporation, 4.125%, Due 1/15/2010.......        1,000        986
Dell Computer Corporation, 6.55%, Due 4/15/2008.............          200        213
Deutsche Telekom International,
  8.25%, Due 6/15/2005......................................          175        176
  3.875%, Due 7/22/2008.....................................          500        492
Dole Food Company, Incorporated, 8.875%, Due 3/15/2011......          142        150
DST Systems, Incorporated, 3.625%, Due 8/15/2023............          485        524
EOG Resources, Incorporated, 4.75%, Due 3/15/2014, 144A
  (Note A)..................................................          350        344
EOP Operating Limited Partnership, 4.75%, Due 3/15/2014.....          350        336
Equistar Chemicals, LP, 10.625%, Due 5/1/2011...............          400        446
First Data Corporation, 3.375%, Due 8/1/2008................        1,000        973
Freeport-McMoRan Copper & Gold, Incorporated, 10.125%, Due
  2/1/2010..................................................          400        438
General Motors Acceptance Corporation, 6.75%, Due
  1/15/2006.................................................          650        655
Hertz Corporation, 4.70%, Due 10/2/2006.....................          900        886
International Lease Finance Corporation, 6.375%, Due
  3/15/2009.................................................          725        771
Jacuzzi Brands, Incorporated, 9.625%, Due 7/1/2010..........          400        428
Kroger Company, 8.15%, 7/15/2006............................        1,000      1,045
Legrand SA, 8.50%, Due 2/15/2025............................          400        478
Leucadia National Corporation, 7.00%, Due 8/15/2013.........          400        400
Liberty Media Corporation, 0.75%, Due 3/30/2023.............          150        158
Masco Corporation, 0.00%, Due 7/20/203+.....................          575        267
Nissan Motor Acceptance Corporation, 4.625%, Due 3/8/2010...          400        396
Northrop Grumman Corporation,
  4.079%, Due 11/16/2006....................................          700        700
  7.125%, Due 2/15/2011.....................................          510        574
Occidental Petroleum Corporation, 6.75%, Due 1/15/2012......          450        505
Pope & Talbot, Incorporated, 8.375%, Due 6/1/2013...........          355        369
Pulte Homes, Incorporated,
  4.875%, Due 7/15/2009.....................................          100        100
  5.25%, Due 1/15/2014......................................          125        123

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN BEACON ENHANCED INCOME FUND
SCHEDULE OF INVESTMENTS -- CONTINUED
April 30, 2005 (Unaudited)
--------------------------------------------------------------------------------

                                                                  PAR
                                                                AMOUNT       VALUE
                                                              -----------   --------
                                                              (DOLLARS IN THOUSANDS)
Sprint Capital Corporation,
  6.00%, Due 1/15/2007......................................  $     1,200   $  1,232
  8.375%, Due 3/15/2012.....................................          675        799
Tenent Healthcare Corporation, 9.25%, Due 2/1/2015, 144A
  (Note A)..................................................          275        275
Union Pacific Corporation, 6.50%, Due 4/15/2012.............          350        384
WH Holdings (Cayman Islands) Limited, 9.50%, Due 4/1/2011...          240        256
                                                                            --------
    TOTAL INDUSTRIALS.......................................                  22,987
                                                                            --------
PHARMACEUTICAL - 0.26%
Genzyme Corporation, 1.25%, Due 12/1/2023...................          285        293
                                                                            --------
    TOTAL PHARMACEUTICAL....................................                     293
                                                                            --------
TRANSPORTATION - 0.17%
Telcordia Technologies, Incorporated, 10.00%, Due 3/15/2013,
  144A (Note A).............................................          200        193
                                                                            --------
    TOTAL TRANSPORTATION....................................                     193
                                                                            --------
    TOTAL CORPORATE BONDS...................................                  58,503
                                                                            --------
CONVERTIBLE BONDS - 10.40%
AEROSPACE & DEFENSE - 0.24%
Alliant Techsystems, Incorporated, 2.75%, Due 2/15/2024.....          250        263
                                                                            --------
    TOTAL AEROSPACE & DEFENSE...............................                     263
                                                                            --------
CONSUMER DISCRETIONARY - 1.58%
Carnival Corporation, 0.00%, Due 10/24/2021+(+).............          715        583
Eastman Kodak Company, 3.375%, Due 10/15/2033...............          425        438
Flextronics International Limited, 1.00%, Due 8/1/2010......          250        235
Goodyear Tire and Rubber Company, 4.50%, Due 6/15/2034, 144A
  (Note A)..................................................          225        259
Reebok International Limited, 2.00%, Due 5/1/2024...........          250        254
                                                                            --------
    TOTAL CONSUMER DISCRETIONARY............................                   1,769
                                                                            --------
ENERGY - 0.64%
CenterPoint Energy, Incorporated, 3.75%, Due 5/15/2023, 144A
  (Note A)..................................................          390        436
Nabors Industries Limited, 0.00%, Due 6/15/2023+............          280        275
                                                                            --------
    TOTAL ENERGY............................................                     711
                                                                            --------
FINANCIALS - 1.73%
American Financial Group, Incorporated, 1.486%, Due
  6/2/2033..................................................          625        252
Financial Federal Corporation, 2.00%, Due 4/15/2034, 144A
  (Note A)..................................................          285        270
LandAmerica Financial Group, Incorporated, 3.125%, Due
  11/15/2033................................................          265        246
Lehman Brothers Holdings, Incorporated, 0.25%, Due
  12/6/2011.................................................          150        179
Morgan Stanley and Company, Incorporated,
  0.25%, Due 4/1/2009.......................................          560        490
  0.25%, Due 12/30/2011.....................................          150        162
Silicon Valley Bancshares, 0.00%, Due 6/15/2008+............          240        339
                                                                            --------
    TOTAL FINANCIALS........................................                   1,938
                                                                            --------
HEALTH CARE - 0.75%
Invitrogen Corporation, 2.00%, Due 8/1/2023.................          250        303
Manor Care, Incorporated, 2.625%, Due 4/15/2023.............          215        262
Medtronic, Incorporated, 1.25%, Due 9/15/2021...............          275        276
                                                                            --------
    TOTAL HEALTH CARE.......................................                     841
                                                                            --------
INDUSTRIALS - 4.96%
Andrew Corporation, 3.25%, Due 8/15/2013, 144A (Note A).....          425        464
Anixter International, Incorporated, 0.00%, Due 7/7/2033+...          275        145
The Walt Disney Company, 2.125%, Due 4/15/2023..............          475        499

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN BEACON ENHANCED INCOME FUND
SCHEDULE OF INVESTMENTS -- CONTINUED
April 30, 2005 (Unaudited)
--------------------------------------------------------------------------------

                                                                  PAR
                                                                AMOUNT       VALUE
                                                              -----------   --------
                                                              (DOLLARS IN THOUSANDS)
Electronic Data Systems Corporation, 3.875%, Due
  7/15/2023.................................................  $       250   $    236
Fisher Scientific International, Incorporated, 3.25%, Due
  3/1/2024..................................................          560        570
NCI Building Systems, Incorporated, 2.125%, Due 11/15/2024,
  144A (Note A).............................................          285        289
Halliburton Company, 3.125%, Due 7/15/2023, 144A (Note A)...          210        263
Hutchinson Technology Incorporated, 2.25%, Due 3/15/2010....          200        268
Juniper Networks, Incorporated, 0.00%, Due 6/15/2008, 144A
  (Note A)+.................................................          215        266
Liberty Media Corporation, 0.75%, Due 3/30/2023, 144A (Note
  A)........................................................          355        375
NII Holdings, Incorporated, 2.875%, Due 2/1/2034............          440        492
Omnicom Group, Incorporated, 0.00%, Due 6/15/2033+..........          520        508
Quanta Services, Incorporated, 4.50%, Due 10/1/2023.........          158        157
Regal-Beloit Corporation, 2.75%, Due 3/15/2024..............          210        246
Schlumberger Limited, 2.125%, Due 6/1/2023(+)...............          280        296
Tyco International Group S.A.,
  2.75%, Due 1/15/2018......................................          165        228
  2.75%, Due 1/15/2018, 144A (Note A).......................          175        242
                                                                            --------
    TOTAL INDUSTRIALS.......................................                   5,544
                                                                            --------
PHARMACEUTICAL - 0.50%
Teva Pharmaceuticals,
  0.25%, Due 2/1/2024.......................................          120        121
  0.50%, Due 2/1/2024.......................................          170        170
Wyeth, 2.39%, Due 1/15/2024.................................          260        268
                                                                            --------
    TOTAL PHARMACEUTICAL....................................                     559
                                                                            --------
    TOTAL CONVERTIBLE BONDS.................................                  11,625
                                                                            --------
                                                                SHARES
                                                              -----------
CONVERTIBLE PREFERRED STOCK - 3.30%
CONSUMER DISCRETIONARY - 0.62%
Ford Motor Company Capital Trust II.........................       17,900        697
                                                                            --------
    TOTAL CONSUMER DISCRETIONARY............................                     697
                                                                            --------
ENERGY - 0.62%
Amerada Hess Corporation....................................        4,900        399
Devon Energy Corporation....................................        6,406        289
                                                                            --------
    TOTAL ENERGY............................................                     688
                                                                            --------
FINANCIALS - 1.41%
Genworth Financial, Incorporated............................        9,300        298
Hartford Financial Services Group, Incorporated.............        4,000        264
Lehman Brothers Holdings, Incorporated......................        9,800        259
Morgan Stanley..............................................       11,500        383
Washington Mutual, Incorporated.............................        7,200        370
                                                                            --------
    TOTAL FINANCIALS........................................                   1,574
                                                                            --------
INDUSTRIALS - 0.13%
Phelps Dodge Corporation....................................          840        150
                                                                            --------
    TOTAL INDUSTRIALS.......................................                     150
                                                                            --------
TELECOMMUNICATION SERVICES - 0.52%
Lucent Technologies Capital Trust...........................          200        187
Nokia Corporation, ADR......................................       25,000        400
                                                                            --------
    TOTAL TELECOMMUNICATION SERVICES........................                     587
                                                                            --------
    TOTAL CONVERTIBLE PREFERRED STOCK.......................                   3,696
                                                                            --------

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN BEACON ENHANCED INCOME FUND
SCHEDULE OF INVESTMENTS -- CONTINUED
April 30, 2005 (Unaudited)
--------------------------------------------------------------------------------

                                                                SHARES       VALUE
                                                              -----------   --------
                                                              (DOLLARS IN THOUSANDS)
COMMON STOCK - 2.58%
CONSUMER DISCRETIONARY - 1.02%
The Walt Disney Company.....................................       11,000   $    290
Ebay, Incorporated+.........................................       11,500        365
Home Depot, Incorporated....................................        6,600        233
Starbucks Corporation+......................................        5,000        248
                                                                            --------
    TOTAL CONSUMER DISCRETIONARY............................                   1,136
                                                                            --------
FINANCIALS - 0.22%
Prudential Financial, Incorporated..........................        4,263        244
                                                                            --------
    TOTAL FINANCIALS........................................                     244
                                                                            --------
HEALTH CARE - 0.25%
HCA, Incorporated...........................................        5,000        279
                                                                            --------
    TOTAL HEALTH CARE.......................................                     279
                                                                            --------
INDUSTRIALS - 0.32%
L-3 Communications Holdings, Incorporated...................        5,000        355
                                                                            --------
    TOTAL INDUSTRIALS.......................................                     355
                                                                            --------
INFORMATION TECHNOLOGY - 0.55%
AutoDesk, Incorporated......................................        7,900        251
Infosys Technologies Limited, ADR...........................        6,100        361
                                                                            --------
    TOTAL INFORMATION TECHNOLOGY............................                     612
                                                                            --------
TRANSPORTATION - 0.22%
Burlington Northern Santa Fe Corporation....................        5,000        241
                                                                            --------
    TOTAL TRANSPORTATION....................................                     241
                                                                            --------
    TOTAL COMMON STOCK......................................                   2,867
                                                                            --------
SHORT-TERM INVESTMENTS - 18.99%
American Beacon Enhanced Cash Trust (Notes B and C).........   14,415,972     14,416
American Beacon Money Market Select Fund (Notes B and C)....    6,809,361      6,809
                                                                            --------
    TOTAL SHORT-TERM INVESTMENTS............................                  21,225
                                                                            --------
TOTAL INVESTMENTS - 115.27% (COST $129,086).................                 128,827
                                                                            --------
LIABILITIES, NET OF OTHER ASSETS - (15.27%).................                 (17,067)
                                                                            --------
TOTAL NET ASSETS - 100%.....................................                $111,760
                                                                            ========

---------------

(A) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of the securities amounted to $11,200 or 10.02% of net assets.

(B) The Fund/Trust is affiliated by having the same investment advisor. See Note 2.

(C) All or a portion of this security is purchased with cash collateral for securities loaned.

(+)-All or a portion of the security is on loan at April 30, 2005. See Note 5.

+-  Non-income producing security.

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN BEACON INTERMEDIATE BOND FUND
SCHEDULE OF INVESTMENTS
April 30, 2005 (Unaudited)
--------------------------------------------------------------------------------

                                                                  PAR
                                                                AMOUNT        VALUE
                                                              -----------   ---------
                                                              (DOLLARS IN THOUSANDS)
U.S. TREASURY OBLIGATIONS - 14.00%
U.S. TREASURY BONDS - 5.36%
7.50%, Due 11/15/2016(+)....................................  $      530    $    681
9.125%, Due 5/15/2018(+)....................................         700       1,025
7.875%, Due 2/15/2021(+)....................................         750       1,030
6.875%, Due 8/15/2025(+)....................................         370         479
6.25%, Due 5/15/2030(+).....................................         790         984
5.375%, Due 2/15/2031(+)....................................       1,295       1,463
                                                                            --------
    TOTAL U.S. TREASURY BONDS...............................                   5,662
                                                                            --------
U.S. TREASURY NOTES - 8.64%
4.625%, Due 5/15/2006(+)....................................       1,640       1,660
3.375%, Due 9/15/2009(+)....................................       2,335       2,290
5.00%, Due 2/15/2011(+).....................................       1,000       1,054
5.00%, Due 8/15/2011(+).....................................         700         739
4.75%, Due 5/15/2014(+).....................................       1,000       1,042
4.25%, Due 8/15/2014(+).....................................       1,120       1,125
4.00%, Due 2/15/2015(+).....................................       1,235       1,215
                                                                            --------
    TOTAL U.S. TREASURY NOTES...............................                   9,125
                                                                            --------
    TOTAL U.S. TREASURY OBLIGATIONS.........................                  14,787
                                                                            --------
U.S. AGENCY OBLIGATIONS - 8.69%
FEDERAL HOME LOAN MORTGAGE CORPORATION - 5.67%
4.25%, Due 7/15/2009(+).....................................       2,000       2,011
5.625%, Due 3/15/2011(+)....................................         500         533
5.875%, Due 3/21/2011(+)....................................         380         405
4.875%, Due 11/15/2013(+)...................................         200         205
5.00%, Due 7/15/2014........................................         500         517
6.00%, Due 12/11/2033.......................................       2,265       2,324
                                                                            --------
    TOTAL FEDERAL HOME LOAN MORTGAGE CORPORATION............                   5,995
                                                                            --------
FEDERAL NATIONAL MORTGAGE ASSOCIATION - 3.02%
Discount Note, Due 6/13/2005................................       2,315       2,307
5.125%, Due 1/2/2014(+).....................................         545         556
7.25%, Due 5/15/2030(+).....................................         250         331
                                                                            --------
    TOTAL FEDERAL NATIONAL MORTGAGE ASSOCIATION.............                   3,194
                                                                            --------
    TOTAL U.S. AGENCY OBLIGATIONS...........................                   9,189
                                                                            --------
U.S. AGENCY MORTGAGE-BACKED OBLIGATIONS - 31.92%
FEDERAL HOME LOAN MORTGAGE CORPORATION - 7.51%
Pool #G11295, 5.50%, Due 9/1/2017...........................         381         390
Pool #E96536, 5.00%, Due 3/1/2018...........................         772         779
Pool #B12563, 5.00%, Due 2/1/2019...........................         572         578
Pool #E01602, 4.50%, Due 3/1/2019...........................         887         879
Pool #G00738, 8.00%, Due 7/1/2027...........................         213         233
Pool #C00647, 6.50%, Due 9/1/2028...........................         163         170
Pool #G01457, 6.00%, Due 8/1/2029...........................         524         539
Pool #G01533, 6.00%, Due 3/1/2033...........................         563         578
Pool #C01598, 5.00%, Due 8/1/2033...........................       1,060       1,052
Pool #A12149, 6.00%, Due 8/1/2033...........................         727         747

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN BEACON INTERMEDIATE BOND FUND
SCHEDULE OF INVESTMENTS
April 30, 2005 (Unaudited)
--------------------------------------------------------------------------------

                                                                  PAR
                                                                AMOUNT        VALUE
                                                              -----------   ---------
                                                              (DOLLARS IN THOUSANDS)
Pool #C01786, 5.50%, Due 2/1/2034...........................  $      745    $    754
Pool #A30948, 5.50%, Due 1/1/2035...........................       1,220       1,234
                                                                            --------
    TOTAL FEDERAL HOME LOAN MORTGAGE CORPORATION............                   7,933
                                                                            --------
FEDERAL NATIONAL MORTGAGE ASSOCIATION - 17.00%
Pool #323309, 6.00%, Due 9/1/2013...........................         211         218
Pool #488099, 5.50%, Due 2/1/2014...........................         539         553
Pool #323789, 6.00%, Due 6/1/2014...........................         229         238
Pool #545449, 6.50%, Due 2/1/2017...........................         568         593
Pool #545823, 5.50%, Due 8/1/2017...........................         639         655
Pool #254545, 5.00%, Due 12/1/2017..........................       1,567       1,581
Pool #254865, 4.50%, Due 9/1/2018...........................         976         968
Pool #747844, 5.50%, Due 12/1/2018..........................         232         237
Pool #761337, 5.00%, Due 4/1/2019...........................         430         433
Pool #100293, 9.50%, Due 8/1/2029...........................         179         199
Pool #555531, 5.50%, Due 6/1/2033...........................         878         887
Pool #727223, 5.50%, Due 9/1/2033...........................         616         623
Pool #749219, 5.50%, Due 10/1/2033..........................         128         130
Pool #555880, 5.50%, Due 11/1/2033..........................       1,553       1,569
Pool #758322, 5.50%, Due 12/1/2033..........................         790         799
Pool #725238, 5.00%, Due 3/1/2034...........................       3,303       3,280
Pool #765304, 5.50%, Due 3/1/2034...........................         268         270
Pool #725866, 4.50%, Due 9/1/2034...........................         676         653
Pool #801716, 5.50%, Due 10/1/2034..........................         853         861
Pool #796229, 6.00%, Due 11/1/2034..........................       1,121       1,152
Pool #781822, 6.00%, Due 12/1/2034..........................       1,262       1,297
Pool #812630, 5.50%, Due 2/1/2035...........................         753         761
                                                                            --------
    TOTAL FEDERAL NATIONAL MORTGAGE ASSOCIATION.............                  17,957
                                                                            --------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - 7.41%
Pool #780400, 7.00%, Due 12/15/2025.........................         461         490
Pool #780615, 6.50%, Due 8/15/2027..........................         479         504
Pool #780747, 6.50%, Due 3/15/2028..........................         675         708
Pool #780936, 7.50%, Due 12/15/2028.........................         297         320
Pool #781273, 6.00%, Due 4/15/2031..........................         637         659
Pool #781564, 6.00%, Due 2/15/2033..........................         710         733
Pool #781589, 5.50%, Due 4/15/2033..........................         462         470
Pool #781603, 5.00%, Due 5/15/2033..........................         472         472
Pool #616094, 6.00%, Due 11/15/2033.........................         515         531
Pool #781690, 6.00%, Due 12/15/2033.........................         544         561
Pool #003515, 5.50%, Due 2/20/2034..........................       1,890       1,923
Pool #003517, 6.00%, Due 2/20/2034..........................         440         454
                                                                            --------
    TOTAL GOVERNMENT NATIONAL MORTGAGE ASSOCIATION..........                   7,825
                                                                            --------
    TOTAL U.S. AGENCY MORTGAGE-BACKED OBLIGATIONS...........                  33,715
                                                                            --------
NON-AGENCY MORTGAGE-BACKED OBLIGATIONS - 2.97%
Banc of America Commercial Mortgage, Incorporated 2003-2 A3,
  4.342%, Due 3/11/2041.....................................         265         264
Bear Stearns Commercial Mortgage Securities, Incorporated
  2004-PWR5 A4,
  4.831%, Due 7/11/2042.....................................         535         536
Countrywide Home Loan, Incorporated 2004-18 A1, 6.00%, Due
  10/25/2034................................................         566         578
General Electric Capital Commercial Mortgage Corporation
  2003-C2 A2, 4.17%, Due 7/10/2037..........................         312         310
General Electric Capital Commercial Mortgage Corporation
  2004-C3 A3, 4.865%, Due 7/10/2039.........................         495         500

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN BEACON INTERMEDIATE BOND FUND
SCHEDULE OF INVESTMENTS
April 30, 2005 (Unaudited)
--------------------------------------------------------------------------------

                                                                  PAR
                                                                AMOUNT        VALUE
                                                              -----------   ---------
                                                              (DOLLARS IN THOUSANDS)
J P Morgan Chase Commercial Mortgage Securities Corp
  2005-LDP1 A2, 4.625%, Due 3/15/2046.......................  $      505    $    508
Wachovia Bank Commercial Mortgage Trust 2003-C5 A2, 3.989%,
  Due 6/15/2035.............................................         464         441
                                                                            --------
    TOTAL NON-AGENCY MORTGAGE-BACKED OBLIGATIONS............                   3,137
                                                                            --------
CORPORATE OBLIGATIONS - 30.24%
FINANCIAL - 12.42%
AEGON, N.V., 8.00%, Due 8/15/2006...........................         300         315
American General Finance Corporation, 5.375%, Due
  9/1/2009(+)...............................................         180         186
Assurant, Incorporated, 5.625%, Due 2/15/2014...............         225         233
Banco Popular North America Inc, 4.25%, Due 4/1/2008........         200         200
Bank One Corporation,
  5.90%, Due 11/15/2011.....................................         440         469
  4.90%, Due 4/30/2015......................................         200         197
Bear Stearns Companies, Incorporated, 2.875%, Due
  7/2/2008..................................................         400         382
BHP Finance (USA) Limited, 4.80%, Due 4/15/2013.............         150         151
Boeing Capital Corporation, 5.40%, Due 11/30/2009...........         450         468
Capital One Bank,
  6.70%, Due 5/15/2008......................................         350         373
  4.80%, Due 2/21/2012......................................         235         231
  5.125%, Due 2/15/2014.....................................         220         218
Caterpillar Financial Services Corporation, 4.35%, Due
  3/4/2009..................................................         460         460
Cendant Corporation, 6.875%, Due 8/15/2006..................         450         465
Countrywide Home Loan, Incorporated,
  3.50%, Due 12/19/2005.....................................         250         250
  3.25%, Due 5/21/2008......................................         290         280
Credit Suisse First Boston, 6.50%, Due 5/1/2008.............         350         370
John Deere Capital Corporation,
  3.375%, Due 10/1/2007.....................................         350         343
  4.125%, Due 1/15/2010.....................................         275         271
Deutsche Telekom International Finance Corporation, 8.50%,
  Due 6/15/2010(+)..........................................         150         174
Fleet Norstar Financial Group, Incorporated, 8.625%, Due
  1/15/2007.................................................         200         215
Ford Motor Credit Company, 6.50%, Due 1/25/2007.............         185         185
General Electric Capital Corporation, 6.875%, Due
  11/15/2010................................................         380         422
General Motors Acceptance Corporation,
  6.75%, Due 1/15/2006......................................         350         353
  6.125%, Due 8/28/2007.....................................         240         234
Goldman Sachs Group, Incorporated, 4.75%, Due 7/15/2013.....         250         246
HSBC Finance Corporation, 4.75%, Due 4/15/2010(+)...........         250         251
ING Bank, NV, 5.125%, Due 5/1/2015, 144A (Note A)...........         250         254
International Lease Finance Corporation, 6.375%, Due
  3/15/2009.................................................         250         266
Lincoln National Corporation, 4.75%, Due 2/15/2014(+).......         100          98
Merrill Lynch & Company, Incorporated, 4.25%, Due
  2/8/2010..................................................         475         469
MetLife Global Funding I, 3.375%, Due 10/5/2007, 144A (Note
  A)........................................................         350         343
PHH Corporation, 6.00%, Due 3/1/2008........................         200         207
PNC Funding Corporation, 4.20%, Due 3/10/2008...............         355         356
Prudential Financial, Incorporated,
  3.75%, Due 5/1/2008(+)....................................         130         128
  4.50%, Due 7/15/2013(+)...................................         225         219
  5.10%, Due 9/20/2014......................................         210         212
Simon Property Group LP, 6.375%, Due 11/15/2007.............         200         209

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN BEACON INTERMEDIATE BOND FUND
SCHEDULE OF INVESTMENTS
April 30, 2005 (Unaudited)
--------------------------------------------------------------------------------

                                                                  PAR
                                                                AMOUNT        VALUE
                                                              -----------   ---------
                                                              (DOLLARS IN THOUSANDS)
SLM Corporation,
  3.95%, Due 8/15/2008(+)...................................  $      325    $    320
  4.00%, Due 1/15/2009......................................         700         691
Synovus Financial Corporation, 4.875%, Due 2/15/2013........         200         200
Verizon Global Funding Corporation, 4.375%, Due 6/1/2013....         400         389
Washington Mutual Corporation, 4.625%, Due 4/1/2014.........         170         164
Washington Mutual Financial Corporation, 6.875%, Due
  5/15/2011.................................................         190         212
WellPoint, Incorporated, 144A (Note A),
  3.75%, Due 12/14/2007.....................................         235         232
  5.00%, Due 12/15/2014.....................................         210         212
                                                                            --------
    TOTAL FINANCIAL.........................................                  13,123
                                                                            --------
FOREIGN - 0.65%
Province of Ontario, 3.35%, Due 7/16/2007(+)................         500         494
Telefonos de Mexico, S.A. de C.V., 5.50%, Due 1/27/2015,
  144A (Note A).............................................         200         194
                                                                            --------
    TOTAL FOREIGN...........................................                     688
                                                                            --------
INDUSTRIALS - 11.82%
Amgen, Incorporated, 4.00%, Due 11/18/2009, 144A (Note A)...         210         207
Anheuser Busch Companies, Incorporated, 6.50%, Due
  1/1/2028..................................................         350         407
Atlantic Richfield Company, 8.50%, Due 4/1/2012.............         255         314
Baxter International, Incorporated, 5.25%, Due 5/1/2007.....         315         320
Bunge Limited Finance Corporation, 7.80%, Due 10/15/2012....         150         177
Carnival Corporation, 3.75%, Due 11/15/2007.................         380         375
Comcast Cable Communications, 7.625%, Due 2/15/2008.........         230         248
Comcast Corporation, 5.50%, Due 3/15/2011...................         160         166
Conagra Foods, Incorporated,
  7.125%, Due 10/1/2026.....................................         380         456
  7.00%, Due 10/1/2028......................................         400         479
Continental Cablevision, Incorporated, 8.30%, Due
  5/15/2006.................................................         250         261
DaimlerChrysler North America, 4.75%, Due 1/15/2008.........         345         340
Dell Computer Corporation, 6.55%, Due 4/15/2008(+)..........         400         427
EOG Resources, Incorporated, 4.75%, Due 3/15/2014, 144A
  (Note A)..................................................         225         221
EOP Operating Limited Partnership, 4.75%, Due 3/15/2014.....         300         288
France Telecom SA, 8.50%, Due 3/1/2011......................         270         311
Hertz Corporation, 4.70%, Due 10/2/2006.....................         450         443
Hewlett Packard Company, 5.75%, Due 12/15/2006..............         325         334
Kinder Morgan, Incorporated, 6.50%, Due 9/1/2012............         305         333
Lockheed Martin Corporation, 7.20%, Due 5/1/2036............         470         587
Martin Marietta Material, Incorporated, 6.90%, Due
  8/15/2007.................................................         300         317
Motorola, Incorporated, 4.608%, Due 11/16/2007..............         570         574
Nissan Motor Company Limited, 4.625%, Due 3/8/2010..........         190         188
Northrop Grumman Corporation,
  4.079%, Due 11/16/2006....................................         450         450
  7.125%, Due 2/15/2011.....................................         250         281
Occidental Petroleum Corporation, 6.75%, Due 1/15/2012......         150         168
Pepsi Bottling Group, Incorporated, 7.00%, Due 3/1/2029.....         350         429
Pulte Homes, Incorporated,
  4.875%, Due 7/15/2009.....................................         100          99
  5.25%, Due 1/15/2014......................................         100          98
Reed Elsevier Capital, Incorporated, 6.125%, Due 8/1/2006...         500         510
Schering Plough Corporation, 6.75%, Due 12/1/2033...........         200         232

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN BEACON INTERMEDIATE BOND FUND
SCHEDULE OF INVESTMENTS
April 30, 2005 (Unaudited)
--------------------------------------------------------------------------------

                                                                  PAR
                                                                AMOUNT        VALUE
                                                              -----------   ---------
                                                              (DOLLARS IN THOUSANDS)
Sprint Capital Corporation,
  6.00%, Due 1/15/2007......................................  $      485    $    498
  8.375%, Due 3/15/2012.....................................         150         178
Time Warner, Incorporated, 7.625%, Due 4/15/2031............         155         189
Union Oil Company of California, 7.90%, Due 4/18/2008.......         100         109
Union Pacific Corporation, 6.50%, Due 4/15/2012(+)..........         200         219
Univision Communications, Incorporated, 3.875%, Due
  10/15/2008................................................         390         382
Wal-Mart Stores, Incorporated, 7.55%, Due 2/15/2030.........         350         460
Weyerhaeuser Company, 5.95%, Due 11/1/2008..................         210         221
Wyeth Corporation, 5.50%, Due 2/1/2014......................         180         187
                                                                            --------
    TOTAL INDUSTRIALS.......................................                  12,483
                                                                            --------
TELECOMMUNICATIONS - 3.46%
Alltel Corporation, 4.656%, Due 5/17/2007...................         495         499
America Movil S.A. de C.V., 6.375%, Due 3/1/2035............         610         567
AT&T Broadband Corporation, 8.375%, Due 3/15/2013...........         448         544
AT&T Wireless Services, Incorporated,
  7.35%, Due 3/1/2006.......................................         500         514
  8.125%, Due 5/1/2012......................................         390         461
  8.75%, Due 3/1/2031.......................................         170         232
Verizon Communications, Incorporated, 6.36%, Due
  4/15/2006.................................................         500         511
Verizon Wireless Capital, LLC, 5.375%, Due 12/15/2006.......         310         316
                                                                            --------
    TOTAL TELECOMMUNICATIONS................................                   3,644
                                                                            --------
UTILITIES - 1.89%
Consolidated Natural Gas Company, 6.875%, Due 10/15/2026....         290         335
FPL Group, Incorporated, 4.086%, Due 2/16/2007..............         210         210
Marathon Oil Corporation, 5.375%, Due 6/1/2007..............         255         261
MidAmerican Energy Holdings Company,
  3.50%, Due 5/15/2008......................................         270         262
  5.875%, Due 10/1/2012.....................................         200         211
Public Service Enterprise Group, Incorporated, 6.95%, Due
  6/1/2012(+)...............................................         240         267
Southern Company Capital Funding, Incorporated, 5.30%, Due
  2/1/2007..................................................         220         226
Xcel Energy, Incorporated, 7.00%, Due 12/1/2010.............         200         222
                                                                            --------
    TOTAL UTILITIES.........................................                   1,994
                                                                            --------
    TOTAL CORPORATE OBLIGATIONS.............................                  31,932
                                                                            --------
ASSET-BACKED SECURITIES - 2.32%
Citigroup Commercial Mortgage Trust 2004-C2 A3, 4.38%, Due
  10/15/2041................................................         470         463
Household Automotive Trust 2004-1 A3, 3.30%, Due
  5/18/2009.................................................         700         694
Master Asset Securitization Trust 2002-6 2A1, 5.75%, Due
  10/25/2017................................................         687         687
JP Morgan Chase Commercial Mortgage Securities Corp 2004-CBX
  A4, 4.529%, Due 11/12/2039................................         255         253
Residential Asset Mortgage Products, Incorporated 2004-RS12
  AI2, 3.767%, Due 2/25/2027................................         110         109
TXU Electric Delivery Transition 2004-1 A2, 4.81%, Due
  11/15/2012................................................         243         246
                                                                            --------
    TOTAL ASSET-BACKED SECURITIES...........................                   2,452
                                                                            --------

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN BEACON INTERMEDIATE BOND FUND
SCHEDULE OF INVESTMENTS
April 30, 2005 (Unaudited)
--------------------------------------------------------------------------------

                                                                SHARES      VALUE
                                                              ----------   --------
SHORT-TERM INVESTMENTS - 25.81%
American Beacon Enhanced Cash Trust (Notes B and C).........  16,597,372   $ 16,597
American Beacon Money Market Select Fund (Notes B and C)....  10,668,911     10,669
                                                                           --------
    TOTAL SHORT-TERM INVESTMENTS............................                 27,266
                                                                           --------
TOTAL INVESTMENTS - 115.95% (COST $122,389).................                122,478
                                                                           --------
LIABILITIES, NET OF OTHER ASSETS - (15.95%).................                (16,846)
                                                                           --------
TOTAL NET ASSETS - 100%.....................................               $105,632
                                                                           ========

---------------

(A) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $1,663 or 1.57% of net assets.

(B) The Fund/Trust is affiliated by having the same investment advisor. See Note 2.

(C) All or a portion of this security is purchased with cash collateral for securities loaned.

(+)-All or a portion of this security is on loan at April 30, 2005. See Note 5.

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN BEACON SHORT-TERM BOND FUND
SCHEDULE OF INVESTMENTS
April 30, 2005 (Unaudited)
--------------------------------------------------------------------------------

                                                                  PAR
                                                                AMOUNT        VALUE
                                                              -----------   ---------
                                                              (DOLLARS IN THOUSANDS)
U.S. AGENCY OBLIGATIONS - 5.25%
FEDERAL NATIONAL MORTGAGE ASSOCIATION - 5.25%
2.75%, Due 8/15/2006........................................  $    3,000    $  2,963
3.625%, Due 9/15/2008.......................................       2,000       1,971
                                                                            --------
    TOTAL FEDERAL HOME LOAN MORTGAGE CORPORATION............                   4,934
                                                                            --------
    TOTAL U.S. AGENCY OBLIGATIONS...........................                   4,934
                                                                            --------
U.S. AGENCY MORTGAGE-BACKED OBLIGATIONS - 4.26%
FEDERAL HOME LOAN MORTGAGE CORPORATION - 0.27%
Pool #E00228, 6.50%, Due 7/1/2008...........................         240         250
                                                                            --------
    TOTAL FEDERAL HOME LOAN MORTGAGE CORPORATION............                     250
                                                                            --------
FEDERAL NATIONAL MORTGAGE ASSOCIATION - 2.94%
Pool #050952, 6.50%, Due 12/1/2008..........................         293         304
Pool #252448, 5.50%, Due 4/1/2009...........................         273         282
Pool #313430, 6.50%, Due 3/1/2012...........................         301         314
Pool #313522, 7.00%, Due 5/1/2012...........................         555         585
Pool #323223, 6.50%, Due 7/1/2013...........................         243         254
Pool #323980, 6.00%, Due 4/1/2014...........................         525         545
Pool #545038, 6.00%, Due 9/1/2014...........................         459         477
                                                                            --------
    TOTAL FEDERAL NATIONAL MORTGAGE ASSOCIATION.............                   2,761
                                                                            --------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - 1.05%
Pool #780286, 7.00%, Due 6/15/2008..........................         294         303
Pool #351992, 6.00%, Due 12/15/2008.........................         669         688
                                                                            --------
    TOTAL GOVERNMENT NATIONAL MORTGAGE ASSOCIATION..........                     991
                                                                            --------
    TOTAL U.S. AGENCY MORTGAGE-BACKED OBLIGATIONS...........                   4,002
                                                                            --------
CORPORATE OBLIGATIONS - 65.31%
FINANCE - 43.40%
American Honda Finance Corporation, 2.875%, Due 4/3/2006,
  144A (Note A).............................................       1,150       1,139
Bear Stearns Companies, Incorporated, 3.00%, Due
  3/30/2006.................................................       2,000       1,987
Boeing Capital Corporation, 5.65%, Due 5/15/2006 (+)........         626         637
Capital One Bank,
  6.875%, Due 2/1/2006......................................         200         205
  6.70%, Due 5/15/2008......................................       1,100       1,171
Caterpillar Financial Services,
  2.35%, Due 9/15/2006 (+)..................................       1,500       1,469
  4.15%, Due 1/15/2010......................................       1,000         987
Countrywide Funding Corporation, 3.50%, Due 12/19/2005......       1,200       1,199
Credit Suisse First Boston, Incorporated, 5.875%, Due
  8/1/2006..................................................       2,000       2,047
FleetBoston Financial Corporation, 3.85%, Due 2/15/2008.....       2,500       2,475
General Electric Capital Corporation, 2.75%, Due 9/25/2006
  (+).......................................................       1,000         984
General Motors Acceptance Corporation, 6.75%, Due
  1/15/2006.................................................       2,350       2,368
John Hancock Global Funding, 5.625%, Due 6/27/2006..........       1,000       1,019
Heller Financial, Incorporated, 6.375%, Due 3/15/2006.......       2,500       2,556
Household Finance Corporation, 5.75%, Due 1/30/2007.........       2,250       2,311
International Lease Finance Corporation, 2.95%, Due
  5/23/2006.................................................       2,000       1,971
Merrill Lynch & Company, Incorporated, 7.00%, Due
  3/15/2006.................................................       1,660       1,703
MetLife Global Funding I, 3.375%, Due 10/5/2007, 144A (Note
  A)........................................................       3,000       2,941
Monumental Global Funding, 5.20%, Due 1/30/2007, 144A (Note
  A)........................................................       1,200       1,225
Prudential Insurance Company of America, 6.375%, Due
  7/23/2006, 144A (Note A)..................................       3,000       3,093
Simon Property Group LP, 6.375%, Due 11/15/2007.............       2,000       2,090

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN BEACON SHORT-TERM BOND FUND
SCHEDULE OF INVESTMENTS
April 30, 2005 (Unaudited)
--------------------------------------------------------------------------------

                                                                  PAR
                                                                AMOUNT        VALUE
                                                              -----------   ---------
                                                              (DOLLARS IN THOUSANDS)
Synovus Financial Corporation, 7.25%, Due 12/15/2005........  $    2,500    $  2,550
Wachovia Corporation, 6.40%, Due 4/1/2008...................       2,500       2,681
                                                                            --------
    TOTAL FINANCE...........................................                  40,808
                                                                            --------
INDUSTRIALS - 21.70%
AT&T Wireless Services, Incorporated, 7.35%, Due 3/1/2006...       1,400       1,440
Cendant Corporation, 6.875%, Due 8/15/2006..................       2,140       2,213
Conagra Foods, Incorporated, 9.875%, Due 11/15/2005.........       1,000       1,029
Continental Cablevision, Incorporated, 8.30%, Due
  5/15/2006.................................................       1,960       2,044
DaimlerChrysler North America, 4.75%, Due 1/15/2008.........       1,500       1,480
John Deere Capital Corporation, 3.375%, Due 10/1/2007.......       2,000       1,960
Deutsche Telekom International Finance Corporation, 8.25%,
  Due 6/15/2005.............................................         325         327
Hertz Corporation, 4.70%, Due 10/2/2006.....................       3,000       2,953
Northrop Grumman Corporation, 7.00%, Due 3/1/2006...........       2,000       2,049
Sprint Capital Corporation, 6.00%, Due 1/15/2007............       1,800       1,848
Unilever Capital Corporation, 6.875%, Due 11/1/2005.........       1,000       1,016
Verizon Wireless Capital, 5.375%, Due 12/15/2006............       2,000       2,040
                                                                            --------
    TOTAL INDUSTRIALS.......................................                  20,399
                                                                            --------
FOREIGN - 0.21%
Province of Ontario, 3.35%, Due 7/16/2007 (+)...............         200         198
                                                                            --------
    TOTAL FOREIGN...........................................                     198
                                                                            --------
    TOTAL CORPORATE OBLIGATIONS.............................                  61,405
                                                                            --------
ASSET-BACKED SECURITIES - 19.10%
Chase Manhattan Auto Owner Trust 2004-A A4, 2.83%, Due
  9/15/2010.................................................       2,000       1,947
Chemical Master Credit Card Trust 1996-2 A, 5.98%, Due
  9/15/2008.................................................       3,000       3,047
Citibank Credit Card Issuance Trust 2004-A4 A4, 3.20%, Due
  8/24/2009.................................................       3,000       2,944
DaimlerChrysler Auto Trust 2004-C A4, 3.28%, Due
  12/8/2009.................................................       3,000       2,939
Household Automotive Trust 2004-1 A3, 3.30%, Due
  5/18/2009.................................................       1,600       1,586
Nissan Auto Receivables Owner Trust 2004-A A3, 2.01%, Due
  11/15/2007................................................       1,000         985
USAA Auto Owner Trust 2004-1 A3, 2.06%, Due 4/15/2008.......       2,000       1,972
Wells Fargo Financial Auto Owner Trust 2004-A A4, 2.67%, Due
  8/16/2010.................................................       2,600       2,541
                                                                            --------
    TOTAL ASSET-BACKED SECURITIES...........................                  17,961
                                                                            --------
                                                                SHARES
                                                              -----------
SHORT-TERM INVESTMENTS - 6.00%
American Beacon Enhanced Cash Trust (Notes B and C).........     157,490         157
American Beacon Money Market Select Fund (Notes B and C)....   5,485,752       5,486
                                                                            --------
    TOTAL SHORT-TERM INVESTMENTS............................                   5,643
                                                                            --------
TOTAL INVESTMENTS - 99.92% (COST $94,978)...................                  93,945
                                                                            --------
OTHER ASSETS, NET OF LIABILITIES - 0.08%....................                      79
                                                                            --------
TOTAL NET ASSETS - 100%.....................................                $ 94,024
                                                                            ========

---------------

(A) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $5,601 or 6.11% of net assets.

(B) The Fund/Trust is affiliated by having the same investment advisor. See Note 2.

(C) All or a portion of this security is purchased with cash collateral for securities loaned.

(+)-All or a portion of this security is on loan at April 30, 2005. See Note 5.

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN BEACON FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
April 30, 2005 (unaudited)
--------------------------------------------------------------------------------

                                                                             LARGE CAP    LARGE CAP     MID-CAP
                                                               BALANCED        VALUE        GROWTH       VALUE
                                                              -----------   -----------   ----------   ----------
                                                                                (IN THOUSANDS)
ASSETS:
    Investments in unaffiliated securities, at value(A D)...  $   686,682   $ 1,030,291   $   53,970   $   25,271
    Investments in affiliated securities, at value(B).......      165,500       133,192          417        5,670
    Foreign currency, at value(C)...........................           --            --           --           --
    Cash....................................................          102           181           84           --
    Receivable for investments sold.........................          168         5,931           88          185
    Dividends and interest receivable.......................        2,835         1,659           21           21
    Receivable for fund shares sold.........................          845         2,701           --           --
    Receivable for tax reclaims.............................           --            --           --           --
    Receivable for variation margin on open futures
      contracts.............................................          731         1,095            5           33
                                                              -----------   -----------   ----------   ----------
        TOTAL ASSETS........................................      856,863     1,175,050       54,585       31,180
                                                              -----------   -----------   ----------   ----------
LIABILITIES:
    Payable for investments purchased.......................        3,531         7,932           84          724
    Payable upon return of securities loaned................      113,505        54,815          216        2,845
    Payable for fund shares redeemed........................            1         3,446           92           39
    Dividends payable.......................................           --            --           --           --
    Management and investment advisory fees payable (Note
      2)....................................................          514           798           94           60
    Administrative service and service fees payable.........           24            92           --            6
    Unrealized depreciation on foreign currency contracts...           --            --           --           --
    Payable for custodian overdraft.........................           --            --           --           --
    Other liabilities.......................................           80           143           11           11
                                                              -----------   -----------   ----------   ----------
        TOTAL LIABILITIES...................................      117,655        67,226          497        3,685
                                                              -----------   -----------   ----------   ----------
NET ASSETS..................................................  $   739,208   $ 1,107,824   $   54,088   $   27,495
                                                              ===========   ===========   ==========   ==========
ANALYSIS OF NET ASSETS:
    Paid-in-capital.........................................      621,710       908,825       61,906       24,782
    Undistributed net investment income.....................        4,534         3,124           52           78
    Accumulated net realized gain (loss)....................        9,997        15,502       (9,156)       2,694
    Unrealized appreciation (depreciation) of investments,
      futures contracts and foreign currency................      102,967       180,373        1,286          (59)
                                                              -----------   -----------   ----------   ----------
NET ASSETS..................................................  $   739,208   $ 1,107,824   $   54,088   $   27,495
                                                              ===========   ===========   ==========   ==========
Shares outstanding (no par value):
    Institutional Class.....................................      680,090     4,640,263          110    2,523,376
                                                              ===========   ===========   ==========   ==========
    PlanAhead Class.........................................    3,614,907    10,529,975          N/A          N/A
                                                              ===========   ===========   ==========   ==========
    Service Class...........................................          N/A           N/A          N/A          N/A
                                                              ===========   ===========   ==========   ==========
    AMR Class...............................................   48,892,139    42,308,436    9,316,351          N/A
                                                              ===========   ===========   ==========   ==========
Net asset value, offering and redemption price per share:
    Institutional Class.....................................  $     14.41   $     19.58   $     5.79   $    10.90
                                                              ===========   ===========   ==========   ==========
    PlanAhead Class.........................................  $     13.66   $     18.82          N/A          N/A
                                                              ===========   ===========   ==========   ==========
    Service Class...........................................          N/A           N/A          N/A          N/A
                                                              ===========   ===========   ==========   ==========
    AMR Class...............................................  $     13.91   $     19.35   $     5.81          N/A
                                                              ===========   ===========   ==========   ==========
---------------
(A) Cost of investments in unaffiliated securities..........  $   581,722   $   847,006   $   52,681   $   25,219
(B) Cost of investments in affiliated securities............  $   165,500   $   133,192   $      417   $    5,670
(C) Cost of foreign currency................................  $        --   $        --   $       --   $       --
(D) Market value of securities on loan......................  $   111,247   $    53,931   $      213   $    2,788

                             See accompanying notes
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

     EMERGING    HIGH YIELD     ENHANCED     INTERMEDIATE   SHORT-TERM
     MARKETS        BOND         INCOME          BOND          BOND
    ----------   -----------   -----------   ------------   -----------
                            (IN THOUSANDS)
    $   99,675   $   368,947   $   107,602   $    95,212    $    88,302
         7,269        12,222        21,225        27,266          5,643
         1,551            --            --            --             --
            --             2             9            --             --
           560         6,228           370           101             --
           310         7,509         1,136           895            961
            --           110           153         5,353            166
             5            --            --            --             --
            44            --            --            --             --
    ----------   -----------   -----------   -----------    -----------
       109,414       395,018       130,495       128,827         95,072
    ----------   -----------   -----------   -----------    -----------
           594         1,500           473         2,396             --
         6,268        31,306        18,038        20,641          1,024
           761           348            25           123              2
            --           241            --             1             --
           279           567           108            20             19
             2            99            42             1              1
           133            --            --            --             --
            --           484            --            --             --
            40            60            49            13              2
    ----------   -----------   -----------   -----------    -----------
         8,077        34,605        18,735        23,195          1,048
    ----------   -----------   -----------   -----------    -----------
    $  101,337   $   360,413   $   111,760   $   105,632    $    94,024
    ==========   ===========   ===========   ===========    ===========
        80,421       361,755       112,206       113,246        103,077
           505            --          (523)           (1)        (2,194)
         4,150         3,825           336        (7,702)        (5,826)
        16,261        (5,167)         (259)           89         (1,033)
    ----------   -----------   -----------   -----------    -----------
    $  101,337   $   360,413   $   111,760   $   105,632    $    94,024
    ==========   ===========   ===========   ===========    ===========
       513,334    20,451,566           N/A    10,237,668      9,793,440
    ==========   ===========   ===========   ===========    ===========
       175,774    14,675,269    11,189,238        95,636        802,208
    ==========   ===========   ===========   ===========    ===========
           N/A           505           N/A           N/A            N/A
    ==========   ===========   ===========   ===========    ===========
     7,091,233           N/A           N/A           N/A            N/A
    ==========   ===========   ===========   ===========    ===========
    $    12.99   $     10.26           N/A   $     10.22    $      8.87
    ==========   ===========   ===========   ===========    ===========
    $    12.89   $     10.26   $      9.99   $     10.29    $      8.89
    ==========   ===========   ===========   ===========    ===========
           N/A   $     10.45           N/A           N/A            N/A
    ==========   ===========   ===========   ===========    ===========
    $    13.03           N/A           N/A   $       N/A    $       N/A
    ==========   ===========   ===========   ===========    ===========
    $   83,189   $   374,114   $   107,861   $    95,123    $    89,335
    $    7,269   $    12,222   $    21,225   $    27,266    $     5,643
    $    1,545   $        --   $        --   $        --    $        --
    $    6,146   $    33,071   $    17,694   $    20,241    $     1,003

--------------------------------------------------------------------------------

AMERICAN BEACON FUNDS
STATEMENTS OF OPERATIONS
Six Months Ended April 30, 2005 (Unaudited)
--------------------------------------------------------------------------------

                                                                         LARGE CAP   LARGE CAP   MID-CAP
                                                              BALANCED     VALUE      GROWTH      VALUE
                                                              --------   ---------   ---------   -------
                                                                            (IN THOUSANDS)
INVESTMENT INCOME:
    Dividend income from unaffiliated securities (net of
      foreign taxes)*.......................................  $ 5,259     $10,359     $   590    $  256
    Dividend income from affiliated securities..............       21         973           8        47
    Interest income.........................................    5,453          76           2         5
    Income derived from commission recapture................       13          93           3        23
    Income derived from securities lending, net.............       75          28           1         1
    Other income............................................        2          --          --        --
                                                              -------     -------     -------    ------
        TOTAL INVESTMENT INCOME.............................   10,823      11,529         604       332
                                                              -------     -------     -------    ------
EXPENSES:
    Management and investment advisory fees (Note 2)........    1,009       1,521         173       101
    Administrative service fees (Note 2):
      Institutional Class...................................       12          95          --        38
      PlanAhead Class.......................................       43         165          --        --
    Transfer agent fees:
      Institutional Class...................................       (2)          4          --         3
      PlanAhead Class.......................................        9          12          --        --
      AMR Class.............................................        8          11          --        --
    Fund accounting fees....................................       84         138          10         4
    Professional fees.......................................       22          24           3         3
    Registration fees and expenses..........................       22          48           1         4
    Service fees -- PlanAhead Class (Note 2)................       43         165          --        --
    Prospectus and shareholder reports......................       55          81           5         8
    Other expenses..........................................        7           9           1        --
                                                              -------     -------     -------    ------
        TOTAL EXPENSES......................................    1,312       2,273         193       161
                                                              -------     -------     -------    ------
    Less fees waived (Note 2)...............................       --          --          --         7
                                                              -------     -------     -------    ------
        NET EXPENSES........................................    1,312       2,273         193       154
                                                              -------     -------     -------    ------
NET INVESTMENT INCOME.......................................    9,511       9,256         411       178
                                                              -------     -------     -------    ------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
    Net realized gain on:
      Investments...........................................   14,807      27,888       2,206     1,948
      Foreign currency transactions.........................       --          --          --        --
      Futures contracts.....................................    3,702       2,521          38       768
    Change in net unrealized appreciation or depreciation
      of:
      Investments...........................................   15,947      33,975      (2,351)     (464)
      Foreign currency translations.........................       --          --          --        --
      Futures contracts.....................................   (2,366)     (3,250)         (7)     (157)
                                                              -------     -------     -------    ------
        NET GAIN (LOSS) ON INVESTMENTS......................   32,090      61,134        (114)    2,095
                                                              -------     -------     -------    ------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........  $41,601     $70,390     $   297    $2,273
                                                              =======     =======     =======    ======
    * Foreign taxes.........................................  $    73     $   228     $    --    $   --

                             See accompanying notes
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

     EMERGING   HIGH YIELD   ENHANCED
     MARKETS       BOND       INCOME
     --------   ----------   --------
              (IN THOUSANDS)
     $  1,198    $    --      $  126
           79        125          40
           12     15,471       1,839
           --         --          --
            7        109          17
           --         --           9
     --------    -------      ------
        1,296     15,705       2,031
     --------    -------      ------
          435      1,017         196
           10        293          --
            2        195         137
            1         32          --
            4         15          29
            1         --          --
          196         48          13
            3         12           6
           14         18          11
            2        195         137
            8         18          14
            1          2          --
     --------    -------      ------
          677      1,845         543
     --------    -------      ------
            3          1          --
     --------    -------      ------
          674      1,844         543
     --------    -------      ------
          622     13,861       1,488
     --------    -------      ------
        3,972      3,890         724
          853         --          --
          608         --          --
        2,524    (18,812)     (2,425)
        1,746         --          --
         (197)        --          --
     --------    -------      ------
        9,506    (14,922)     (1,701)
     --------    -------      ------
     $ 10,128    $(1,061)     $ (213)
     ========    =======      ======
     $    141    $    --      $   --

--------------------------------------------------------------------------------

AMERICAN BEACON FUNDS
STATEMENTS OF OPERATIONS -- CONTINUED
Six Months Ended April 30, 2005 (Unaudited)
--------------------------------------------------------------------------------

                                                               INTERMEDIATE   SHORT-TERM
                                                                   BOND          BOND
                                                               ------------   ----------
                                                                    (IN THOUSANDS)
INVESTMENT INCOME:
    Dividend income from affiliated securities..............      $   40        $   15
    Interest income.........................................       2,023         1,413
    Income derived from securities lending, net.............          11             1
                                                                  ------        ------
        TOTAL INVESTMENT INCOME.............................       2,074         1,429
                                                                  ------        ------
EXPENSES:
    Management and investment advisory fees (Note 2)........         118           108
    Administrative service fees (Note 2):
      Institutional Class (terminated 3/1/05) (Note 1)......           1             3
      PlanAhead Class.......................................           1             9
    Transfer agent fees:
      Institutional Class (terminated 3/1/05) (Note 1)......          (1)            1
      PlanAhead Class.......................................           1             3
      Institutional Class (known as AMR Class prior to
       3/1/05) (Note 1).....................................           2             1
    Fund accounting fees....................................          12             7
    Professional fees.......................................           5             2
    Registration fees and expenses..........................          11            10
    Service fees -- PlanAhead Class (Note 2)................           1             9
    Prospectus and shareholder reports......................           2            10
    Other expenses..........................................           2             1
                                                                  ------        ------
        TOTAL EXPENSES......................................         155           164
                                                                  ------        ------
NET INVESTMENT INCOME.......................................       1,919         1,265
                                                                  ------        ------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
    Net realized gain on:
      Investments...........................................         252            17
    Change in net unrealized appreciation or depreciation
     of:
      Investments...........................................      (1,235)       (1,221)
                                                                  ------        ------
        NET GAIN (LOSS) ON INVESTMENTS......................        (983)       (1,204)
                                                                  ------        ------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........      $  936        $   61
                                                                  ======        ======
    * Foreign taxes.........................................          --            --

                             See accompanying notes
--------------------------------------------------------------------------------

                      (This page intentionally left blank)

(LIGHTHOUSE LOGO)

AMERICAN BEACON FUNDS
STATEMENTS OF CHANGES IN NET ASSETS (IN THOUSANDS)
--------------------------------------------------------------------------------

                                                    BALANCED                 LARGE CAP VALUE            LARGE CAP GROWTH
                                            -------------------------   -------------------------   -------------------------
                                            SIX MONTHS                  SIX MONTHS                  SIX MONTHS
                                               ENDED      YEAR ENDED       ENDED      YEAR ENDED       ENDED      YEAR ENDED
                                             APRIL 30,    OCTOBER 31,    APRIL 30,    OCTOBER 31,    APRIL 30,    OCTOBER 31,
                                               2005          2004          2005          2004          2005          2004
                                            -----------   -----------   -----------   -----------   -----------   -----------
                                            (UNAUDITED)                 (UNAUDITED)                 (UNAUDITED)
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
    Net investment income.................   $  9,511      $ 15,049     $    9,256     $  12,568     $    411      $    184
    Net realized gain (loss) on
      investments, futures contracts, and
      foreign currency transactions.......     18,509        27,633         30,409        39,844        2,244         4,414
    Change in net unrealized appreciation
      or depreciation of investments,
      futures contracts, and foreign
      currency translations...............     13,581        33,329         30,725        69,573       (2,358)       (1,298)
                                             --------      --------     ----------     ---------     --------      --------
        NET INCREASE IN NET ASSETS
          RESULTING FROM OPERATIONS.......     41,601        76,011         70,390       121,985          297         3,300
                                             --------      --------     ----------     ---------     --------      --------
DISTRIBUTIONS TO SHAREHOLDERS:
    Net investment income:
      Institutional Class.................       (183)         (211)          (909)         (414)          --            --
      PlanAhead Class.....................       (584)         (354)        (1,111)         (344)          --            --
      AMR Class...........................    (16,172)      (15,797)       (11,555)      (11,675)        (474)         (151)
    Net realized gain on investments:
      Institutional Class.................       (277)           --             --            --           --            --
      PlanAhead Class.....................       (930)           --             --            --           --            --
      AMR Class...........................    (21,970)           --             --            --           --            --
                                             --------      --------     ----------     ---------     --------      --------
        NET DISTRIBUTIONS TO
          SHAREHOLDERS....................    (40,116)      (16,362)       (13,575)      (12,433)        (474)         (151)
                                             --------      --------     ----------     ---------     --------      --------
CAPITAL SHARE TRANSACTIONS:
    Proceeds from sales of shares.........     62,092        71,533        339,527       148,293       19,408        25,454
    Reinvestment of dividends and
      distributions.......................     40,085        16,359         13,156        12,206          474           151
    Cost of shares redeemed...............    (30,823)      (61,146)       (97,820)     (117,617)     (20,739)      (22,559)
    Redemption fees.......................         --            --             --            --           --            --
                                             --------      --------     ----------     ---------     --------      --------
        NET INCREASE (DECREASE) IN NET
          ASSETS FROM CAPITAL SHARE
          TRANSACTIONS....................     71,354        26,746        254,863        42,882         (857)        3,046
                                             --------      --------     ----------     ---------     --------      --------
NET INCREASE (DECREASE) IN NET ASSETS.....     72,839        86,395        311,678       152,434       (1,034)        6,195
                                             --------      --------     ----------     ---------     --------      --------
NET ASSETS:
    Beginning of period...................    666,369       579,974        796,146       643,712       55,122        48,927
                                             --------      --------     ----------     ---------     --------      --------
    END OF PERIOD*........................   $739,208      $666,369     $1,107,824     $ 796,146     $ 54,088      $ 55,122
                                             ========      ========     ==========     =========     ========      ========
    * Includes undistributed net
      investment income (loss) of.........   $  4,534      $ 11,527     $    3,124     $   7,615     $     52      $    120
                                             ========      ========     ==========     =========     ========      ========

                                                MID-CAP VALUE(1)
                                            -------------------------
                                            SIX MONTHS
                                               ENDED      JUNE 30 TO
                                             APRIL 30,    OCTOBER 31,
                                               2005          2004
                                            -----------   -----------
                                            (UNAUDITED)
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
    Net investment income.................   $    178       $    43
    Net realized gain (loss) on
      investments, futures contracts, and
      foreign currency transactions.......      2,716           (43)
    Change in net unrealized appreciation
      or depreciation of investments,
      futures contracts, and foreign
      currency translations...............       (621)          562
                                             --------       -------
        NET INCREASE IN NET ASSETS
          RESULTING FROM OPERATIONS.......      2,273           562
                                             --------       -------
DISTRIBUTIONS TO SHAREHOLDERS:
    Net investment income:
      Institutional Class.................       (115)           --
      PlanAhead Class.....................         --            --
      AMR Class...........................         --            --
    Net realized gain on investments:
      Institutional Class.................         (3)           --
      PlanAhead Class.....................         --            --
      AMR Class...........................         --            --
                                             --------       -------
        NET DISTRIBUTIONS TO
          SHAREHOLDERS....................       (118)           --
                                             --------       -------
CAPITAL SHARE TRANSACTIONS:
    Proceeds from sales of shares.........     30,245        26,544
    Reinvestment of dividends and
      distributions.......................        118            --
    Cost of shares redeemed...............    (30,569)       (1,560)
    Redemption fees.......................         --            --
                                             --------       -------
        NET INCREASE (DECREASE) IN NET
          ASSETS FROM CAPITAL SHARE
          TRANSACTIONS....................       (206)       24,984
                                             --------       -------
NET INCREASE (DECREASE) IN NET ASSETS.....      1,949        25,546
                                             --------       -------
NET ASSETS:
    Beginning of period...................     25,546            --
                                             --------       -------
    END OF PERIOD*........................   $ 27,495       $25,546
                                             ========       =======
    * Includes undistributed net
      investment income (loss) of.........   $     78       $    43
                                             ========       =======

---------------

(1)  Commencement of Operations

                             See accompanying notes
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

        EMERGING MARKETS             HIGH YIELD BOND             ENHANCED INCOME
    -------------------------   -------------------------   -------------------------
    SIX MONTHS                  SIX MONTHS                  SIX MONTHS
       ENDED      YEAR ENDED       ENDED      YEAR ENDED       ENDED      YEAR ENDED
     APRIL 30,    OCTOBER 31,    APRIL 30,    OCTOBER 31,    APRIL 30,    OCTOBER 31,
       2005          2004          2005          2004          2005          2004
    -----------   -----------   -----------   -----------   -----------   -----------
    (UNAUDITED)                 (UNAUDITED)                 (UNAUDITED)
     $    622      $    676      $  13,861     $  22,814     $  1,488      $  2,525
        5,433        10,395          3,890         6,934          724           320
        4,073          (243)       (18,812)        2,292       (2,425)        1,851
     --------      --------      ---------     ---------     --------      --------
       10,128        10,828         (1,061)       32,040         (213)        4,696
     --------      --------      ---------     ---------     --------      --------
          (39)          (20)        (8,437)      (13,226)          --            --
           (3)           (3)        (5,424)       (9,588)      (1,778)       (2,672)
         (577)         (415)            --            --           --            --
         (673)           --         (4,274)       (2,082)          --            --
          (86)           --         (2,693)       (1,646)          --            --
       (6,885)           --             --            --           --            --
     --------      --------      ---------     ---------     --------      --------
       (8,263)         (438)       (20,828)      (26,542)      (1,778)       (2,672)
     --------      --------      ---------     ---------     --------      --------
       25,908        43,769         87,208       214,560       16,605        21,940
        8,256           438         18,838        21,423        1,778         2,192
      (17,389)      (27,453)      (113,791)     (138,469)      (8,529)      (23,331)
            2             4             --            --           --            --
     --------      --------      ---------     ---------     --------      --------
       16,777        16,758         (7,745)       97,514        9,854           801
     --------      --------      ---------     ---------     --------      --------
       18,642        27,148        (29,634)      103,012        7,863         2,825
     --------      --------      ---------     ---------     --------      --------
       82,695        55,547        390,047       287,035      103,897       101,072
     --------      --------      ---------     ---------     --------      --------
     $101,337      $ 82,695      $ 360,413     $ 390,047     $111,760      $103,897
     ========      ========      =========     =========     ========      ========
     $    505      $    486      $      --     $      --     $   (523)     $   (144)
     ========      ========      =========     =========     ========      ========

--------------------------------------------------------------------------------

AMERICAN BEACON FUNDS
STATEMENTS OF CHANGES IN NET ASSETS (IN THOUSANDS) -- CONTINUED
--------------------------------------------------------------------------------

                                                                  INTERMEDIATE BOND            SHORT-TERM BOND
                                                              -------------------------   -------------------------
                                                              SIX MONTHS                  SIX MONTHS
                                                                 ENDED      YEAR ENDED       ENDED      YEAR ENDED
                                                               APRIL 30,    OCTOBER 31,    APRIL 30,    OCTOBER 31,
                                                                 2005          2004          2005          2004
                                                              -----------   -----------   -----------   -----------
                                                              (UNAUDITED)                 (UNAUDITED)
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
    Net investment income...................................   $  1,919      $  4,681      $   1,265     $   2,816
    Net realized gain (loss) on investments, futures
      contracts, and foreign currency transactions..........        252         1,148             17           432
    Change in net unrealized appreciation or depreciation of
      investments, futures contracts, and foreign currency
      translations..........................................     (1,235)          (67)        (1,221)         (991)
                                                               --------      --------      ---------     ---------
        NET INCREASE IN NET ASSETS RESULTING FROM
          OPERATIONS........................................        936         5,762             61         2,257
                                                               --------      --------      ---------     ---------
DISTRIBUTIONS TO SHAREHOLDERS:
    Net investment income:
      Institutional Class (terminated 3/1/05) (Note 1)......        (13)          (36)           (48)         (162)
      Institutional Class...................................        (19)          (43)          (147)         (345)
      Institutional Class (known as AMR Class prior to
        3/1/05) (Note 1)....................................     (2,031)       (5,071)        (1,817)       (4,192)
                                                               --------      --------      ---------     ---------
        NET DISTRIBUTIONS TO SHAREHOLDERS...................     (2,063)       (5,150)        (2,012)       (4,699)
                                                               --------      --------      ---------     ---------
CAPITAL SHARE TRANSACTIONS:
    Proceeds from sales of shares...........................     32,254        31,565         19,100        19,631
    Reinvestment of dividends and distributions.............      2,060         5,146          1,999         4,626
    Cost of shares redeemed.................................    (25,800)      (73,424)       (16,733)      (31,645)
                                                               --------      --------      ---------     ---------
        NET INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL
          SHARE TRANSACTIONS................................      8,514       (36,713)         4,366        (7,388)
                                                               --------      --------      ---------     ---------
NET INCREASE (DECREASE) IN NET ASSETS.......................      7,387       (36,101)         2,415        (9,830)
                                                               --------      --------      ---------     ---------
NET ASSETS:
    Beginning of period.....................................     98,245       134,346         91,609       101,439
                                                               --------      --------      ---------     ---------
    END OF PERIOD*..........................................   $105,632      $ 98,245      $  94,024     $  91,609
                                                               ========      ========      =========     =========
    * Includes undistributed net investment income (loss)
      of....................................................   $     (1)           --      $  (2,194)    ($  1,576)
                                                               ========      ========      =========     =========

--------------------------------------------------------------------------------

AMERICAN BEACON FUNDS
NOTES TO FINANCIAL STATEMENTS
April 30, 2005 (Unaudited)
--------------------------------------------------------------------------------

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

     American Beacon Funds (the "Trust"), formerly known as the American AAdvantage Funds, is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940 (the "Act"), as amended, as a no load, open-end management investment company. These financial statements and notes to the financial statements relate to the American Beacon Balanced Fund, the American Beacon Large Cap Value Fund, the American Beacon Large Cap Growth Fund, the American Beacon Mid-Cap Value Fund, the American Beacon Emerging Markets Fund, the American Beacon High Yield Bond Fund, the American Beacon Enhanced Income Fund, the American Beacon Intermediate Bond Fund and the American Beacon Short-Term Bond Fund (each a "Fund" and collectively, the "Funds"), each a series of the Trust.

     American Beacon Advisors, Inc. (the "Manager"), formerly known as AMR Investment Services, Inc., is a wholly-owned subsidiary of AMR Corporation, the parent company of American Airlines, Inc. ("American"), and was organized in 1986 to provide business management, advisory, administrative and asset management consulting services to the Trust and other investors.

  Class Disclosure

     Each Fund, except the Mid-Cap Value and Enhanced Income Fund, has multiple classes of shares designed to meet the needs of different groups of investors. Please note that not all Funds offer all classes. The following table sets forth the differences amongst the classes:

CLASS:                                       OFFERED TO:                            SERVICE AND DISTRIBUTION FEES:
------                                       -----------                            ------------------------------
INSTITUTIONAL CLASS  Investors making an initial investment of $2 million         Administrative Service        0.25%
                                                                                  Fee --
PLANAHEAD CLASS      General public and investors investing through an            Administrative Service        0.25%
                     intermediary                                                 Fee --                        0.25%
                                                                                  Service Fee --
SERVICE CLASS        Investors investing through an intermediary                  Administrative Service        0.25%
                                                                                  Fee --                        0.25%
                                                                                  Service Fee --                0.25%
                                                                                  Distribution Fee --
AMR CLASS            Investors in the tax-exempt retirement and benefit plans of  N/A
                     AMR Corporation and its affiliates

     Investment income, net capital gains (losses) and all expenses incurred by the Funds are allocated based on the relative net assets of each class, except for service fees and certain other fees and expenses related solely to one class of shares.

  Reorganization Intermediate Bond and Short-Term Bond Funds

     Effective March 1, 2005, the existing Institutional Class of the Intermediate Bond and Short-Term Bond Funds was terminated, and Institutional Class shares were exchanged for AMR Class shares of each Fund. Following the exchange, the former AMR Class of shares for these Funds was renamed Institutional Class.

  Security Valuation

     Investments are valued at the close of the New York Stock Exchange (the "Exchange"), normally 4 p.m. ET, each day that the Exchange is open for business. Equity securities for which market quotations are available are valued at the last sale price or official closing price (closing bid

--------------------------------------------------------------------------------

AMERICAN BEACON FUNDS
NOTES TO FINANCIAL STATEMENTS -- CONTINUED
April 30, 2005 (Unaudited)
--------------------------------------------------------------------------------

price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade.

     Debt securities (other than short-term securities) normally are valued on the basis of prices provided by a pricing service and may take into account appropriate factors such as institution-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. When a price is unavailable from a pricing service or when the price provided by the pricing service is deemed not to represent fair value, the prices of debt securities may be determined using quotes obtained from brokers.

     Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation. Investment grade short-term obligations with 60 days or less to maturity are valued using the amortized cost method which approximates market value.

     Securities for which the above valuation procedures are inappropriate, or are deemed not to reflect fair value, are valued at fair value, as determined in good faith and pursuant to procedures approved by the Trust's Board of Trustees (the "Board").

     Most foreign markets close before the Exchange. Developments that could affect the values of securities that occur between the close of a foreign market and the close of the Exchange normally will not be reflected in security valuations. If such developments are so significant such that they will, in the judgement of the pricing committee of the Funds, clearly and materially affect the value of securities, the previous closing prices may be adjusted to reflect the fair value of the securities as of the close of the Exchange, as determined in good faith and pursuant to procedures approved by the Board. Adjustments to closing prices to reflect fair value on affected foreign securities may be provided by an independent pricing service.

 Security Transactions and Investment Income

     Security transactions are recorded on the trade date of the security purchase or sale.

     Dividend income is recorded on the ex-dividend date except certain dividends from foreign securities which are recorded as soon as the information is available to the Funds. Interest income is earned from settlement date, recorded on the accrual basis, and adjusted, if necessary, for accretion of discounts and amortization of premiums. For financial and tax reporting purposes, realized gains and losses are determined on the basis of specific lot identification.

  Currency Translation

     All assets and liabilities initially expressed in foreign currency values are converted into U.S. dollar values at the mean of the bid and ask prices of such currencies against U.S. dollars as last quoted by a recognized dealer. Income, expenses and purchases and sales of investments are translated into U.S. dollars at the rate of exchange prevailing on the respective dates of such transactions. The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and is reported with all other foreign currency gains and losses in the Fund's Statement of Operations.

--------------------------------------------------------------------------------

AMERICAN BEACON FUNDS
NOTES TO FINANCIAL STATEMENTS -- CONTINUED
April 30, 2005 (Unaudited)
--------------------------------------------------------------------------------

  Forward Foreign Currency Contracts

     The Emerging Markets Fund may enter into forward foreign currency contracts to hedge the exchange rate risk on investment transactions or to hedge the value of fund securities denominated in foreign currencies. Forward foreign currency contracts are valued at the forward exchange rate prevailing on the day of valuation.

  Repurchase Agreements

     Under the terms of a repurchase agreement, securities are acquired by a Fund from a securities dealer or a bank which are subject to resale at a later date. Repurchase agreements are fully collateralized. The collateral is monitored daily by each Fund so that the collateral's market value equals or exceeds the carrying value of the repurchase agreement, including accrued interest.

  Futures Contracts

     Futures contracts are contracts to buy or sell a standard quantity of securities at a specified price on a future date. The Balanced, Large Cap Value, Large Cap Growth, Mid-Cap Value, Emerging Markets, High Yield Bond and Enhanced Income Funds may enter into financial futures contracts as a method for keeping assets readily convertible to cash if needed to meet shareholder redemptions or for other needs while maintaining exposure to the stock or bond market, as applicable. The primary risks associated with the use of futures contracts are the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

     Upon entering into a futures contract, the Fund is required to set aside or deposit with a broker an amount, termed the initial margin, which typically represents 5% of the face value of the futures contract. The initial margin amount is reflected as Deposit with broker for futures contracts on the Statement of Assets and Liabilities for the Large Cap Growth Fund. The other Funds reflect this amount on the Schedules of Investments as a US Treasury Bill held as collateral for futures contracts. Payments to and from the broker, known as variation margin, are required to be made on a daily basis as the price of the futures contract fluctuates. Changes in initial settlement values are accounted for as unrealized appreciation (depreciation) until the contracts are terminated, at which time realized gains and losses are recognized. Futures contracts are valued at the most recent settlement price established each day by the exchange on which they are traded.

  Dividends to Shareholders

     Dividends from net investment income of the Balanced, Large Cap Value, Large Cap Growth, Mid-Cap Value, and Emerging Markets Funds normally will be declared and paid annually. The High Yield Bond, Enhanced Income, Intermediate Bond and Short-Term Bond Funds generally declare dividends from net investment income daily, payable monthly. Distributions, if any, of net realized capital gains are generally paid annually and recorded on the ex-dividend date.

  Commission Recapture

     The Funds have established brokerage commission recapture arrangements with certain brokers or dealers. If a Fund's investment advisor chooses to execute a transaction through a participating broker, the broker rebates a portion of the commission back to the Fund. Any collateral benefit

--------------------------------------------------------------------------------

AMERICAN BEACON FUNDS
NOTES TO FINANCIAL STATEMENTS -- CONTINUED
April 30, 2005 (Unaudited)
--------------------------------------------------------------------------------

received through participation in the commission recapture program is directed exclusively to the Fund.

  Allocation of Income, Expenses, Gains and Losses

     Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

  Use of Estimates

     The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimated.

  Redemption Fees

     The Emerging Markets Fund imposes a 2% redemption fee on certain Institutional and PlanAhead Class shares held for less than 90 days. The fee is deducted from the redemption proceeds and is intended to offset the trading costs, market impact and other costs associated with short-term trading activity in the Fund. The "first-in, first-out" method is used to determine the holding period.

  Other

     Under the Trust's organizational documents, its officers and directors are indemnified against certain liability arising out of the performance of their duties to the Trust. In the normal course of business, the Trust enters into contracts that provide indemnification to the other party or parties against potential costs or liabilities. The Trust's maximum exposure under these arrangements is dependent on claims that may be made in the future and, therefore, cannot be estimated. The Trust has had no prior claims or losses pursuant to any such agreement.

2.   TRANSACTIONS WITH AFFILIATES

  Management Agreement

     The Trust and the Manager are parties to a Management Agreement that obligates the Manager to provide or oversee the provision of all administrative, investment advisory, fund management and securities lending services. Investment assets of the Balanced, Large Cap Value, Large Cap Growth, Mid-Cap Value, Emerging Markets, High Yield Bond, Enhanced Income and Intermediate Bond Funds are managed by multiple investment advisors which have entered into separate investment advisory agreements with the Manager. As compensation for performing the duties required under the Management Agreement, the Manager receives from the Balanced Fund, Large Cap Value Fund, Large Cap Growth Fund, Mid-Cap Value Fund, Emerging Markets Fund, High Yield Bond Fund and Enhanced Income Fund an annualized fee equal to .10% of the average daily net assets plus amounts paid by the Manager to the investment advisors hired by the Manager to direct investment activities of the Funds. The Manager receives an annualized fee of ..25% of the average daily net assets of the

--------------------------------------------------------------------------------
                                        88
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AMERICAN BEACON FUNDS
NOTES TO FINANCIAL STATEMENTS -- CONTINUED
April 30, 2005 (Unaudited)
--------------------------------------------------------------------------------

Intermediate Bond Fund and pays a portion of their fee to an investment advisor hired by the Manager to direct investment activities of a portion of the Fund. Management fees paid during the six months ended April 30, 2005 were as follows (dollars in thousands):

                                                                                AMOUNTS PAID TO   NET AMOUNTS
                                                     MANAGEMENT    MANAGEMENT     INVESTMENT      RETAINED BY
                                                      FEE RATE        FEE          ADVISORS         MANAGER
                                                     -----------   ----------   ---------------   -----------
Balanced Fund......................................  .225%-.70%      $1,009         $  653           $356
Large Cap Value Fund...............................  .225%-.70%       1,521          1,014            507
Large Cap Growth Fund..............................   .35%-.55%         173            144             29
Mid-Cap Value Fund.................................   .40%-.90%         101             87             14
Emerging Markets Fund..............................  .80%-1.20%         435            384             51
High Yield Bond Fund...............................       1.52%       1,017            822            195
Enhanced Income Fund...............................   .25%-.85%         196            141             55
Intermediate Bond Fund.............................        .25%         118             46             72

     The Manager serves as the sole investment advisor to the Short-Term Bond Fund. Pursuant to the Management Agreement, the Manager receives from the Fund an annualized fee equal to .25% of the average daily net assets of the Short-Term Bond Fund.

     As compensation for services provided by the Manager in connection with securities lending activities, the lending Fund pays to the Manager, with respect to cash collateral posted by borrowers, a fee up to 25% of the net monthly interest income (the gross interest income earned by the investment of cash collateral, less the amount paid to borrowers and related expenses) from such activities and, with respect to loan fees paid by borrowers when a borrower posts collateral other than cash, a fee up to 25% of such loan fees. During the six months ended April 30, 2005, securities lending fees paid to the Manager were as follows (in thousands):

Balanced Fund...............................................  $15
Large Cap Value Fund........................................   13
Emerging Markets Fund.......................................    1
High Yield Bond Fund........................................   16
Enhanced Income Fund........................................    3
Intermediate Bond Fund......................................    2

  Administrative Services Agreement

     The Manager and the Trust entered into an Administrative Services Agreement which obligates the Manager to provide or oversee administrative and management services to the Funds. As compensation for performing the duties required under the Administrative Services Agreement, the Manager receives an annualized fee of ..25% of the average daily net assets of the Institutional, PlanAhead and Service Classes of each of the Funds.

  Distribution Plans

     The Trust, except for the Service Class of the Funds, has adopted a "defensive" Distribution Plan (the "Plan") in accordance with Rule 12b-1 under the Investment Company Act of 1940, pursuant to which no fees may be charged to the Funds for distribution purposes. However, the Plan authorizes the management fees received by the Manager and the investment advisors hired by the Manager to be used for distribution purposes. Under this Plan, the Trust does not intend to

--------------------------------------------------------------------------------

AMERICAN BEACON FUNDS
NOTES TO FINANCIAL STATEMENTS -- CONTINUED
April 30, 2005 (Unaudited)
--------------------------------------------------------------------------------

compensate the Manager or any other party, either directly or indirectly, for the distribution of Trust shares.

     A separate Distribution Plan (the "Distribution Plan") has been adopted pursuant to Rule 12b-1 under the Act for the Service Class of the Funds. Under the Distribution Plan, as compensation for distribution assistance, the Manager receives an annual fee of 0.25% of the average daily net assets of the Service Class. The fee will be payable without regard to whether the amount of the fee is more or less than the actual expenses incurred in a particular month by the Manager for distribution assistance.

  Service Plans

     The Manager and the Trust entered into Service Plans that obligate the Manager to oversee additional shareholder servicing of the PlanAhead and Service Classes. As compensation for performing the duties required under the Service Plans, the Manager receives 0.25% of the average daily net assets of the PlanAhead and Service Classes of each Fund.

  Brokerage Commissions

     Affiliated entities of a subadvisor to the Large Cap Growth Fund received net commissions on purchases and sales of the Fund's portfolio securities totaling $696 for the six months ended April 30, 2005.

  Investment in Affiliated Funds

     The Funds are permitted, pursuant to an exemptive order by the Securities and Exchange Commission ("SEC") and approved procedures by the Board, to invest up to 25% of its total assets in the American Beacon Money Market Select Fund (the "Select Fund"), an affiliated fund. The Funds and the Select Fund have the same investment advisor and therefore, are considered to be affiliated. Cash collateral received by certain Funds in connection with securities lending may be invested in the Select Fund and the American Beacon Enhanced Cash Trust (the "Business Trust") (collectively, the "Affiliated Funds"). The Manager serves as Trustee and investment advisor to the Affiliated Funds and receives from the Affiliated Funds an annualized fee equal to 0.10% of the average daily net assets. During the period, fees earned by the Manager from the Affiliated Funds were as follows:

                                                                                  SECURITIES LENDING
                                                              DIRECT INVESTMENT   COLLATERAL INVESTED
                                                                  IN FUNDS             IN FUNDS          TOTAL
                                                              -----------------   -------------------   -------
Balanced....................................................       $21,867              $48,230         $70,097
Large Cap Value.............................................        41,290               27,496          68,786
Large Cap Growth............................................           485                   --             485
Mid-Cap Value...............................................           944                  756           1,700
Emerging Markets............................................         4,114                1,070           5,184
High Yield Bond.............................................         8,412                   --           8,412
Enhanced Income.............................................         1,660                9,550          11,210
Intermediate Bond...........................................         1,699                7,866           9,565
Short-Term Bond.............................................           600                  651           1,251

--------------------------------------------------------------------------------

AMERICAN BEACON FUNDS
NOTES TO FINANCIAL STATEMENTS -- CONTINUED
April 30, 2005 (Unaudited)
--------------------------------------------------------------------------------

  Other

     Certain officers or Trustees of the Trust are also current or former officers or employees of the Manager or American. The Trust makes no direct payments to its officers. Mr. Feld and the non-interested Trustees (other than Mr. O'Sullivan) and their spouses are provided free unlimited air transportation on American. Retired Trustees and their spouses are provided free transportation on American, up to a maximum annual value of $40,000. The Trust compensates each Trustee with payments in an amount equal to the Trustee's income tax on the value of this free airline travel. Mr. O'Sullivan, as a retiree of American, already receives flight benefits. This Trustee receives an annual retainer of $40,000 plus $1,250 for each Board meeting attended. At April 30, 2005, AMR Corporation and subsidiary companies and Employee Benefit Trusts thereof owned 100% of AMR Class shares of the Funds, 100% of the Institutional Class of the Mid-Cap Value Fund, 98% of the Institutional Class of the Intermediate Bond Fund and 87% of the Institutional Class of the Short-Term Bond Fund.

  Interfund Lending Program

     Pursuant to an exemptive order by the SEC, the Funds along with other registered investment companies having management contracts with the Manager, may participate in an interfund lending program. This program provides an alternative credit facility allowing the Funds to borrow from, or lend money to, other participating Funds. At April 30, 2005, the Funds had not utilized the credit facility.

  Reimbursement of Expenses

     The Manager contractually agreed to reimburse the following Funds for other expenses through February 28, 2006 to the extent that total annual fund operating expenses exceed the following amounts:

FUND                                                               CLASS         EXPENSE CAP
----                                                               -----         -----------
Large Cap Growth............................................  Institutional         0.90%
Mid-Cap Value...............................................  Institutional         1.14%
Emerging Markets............................................  PlanAhead             2.00%
High Yield Bond.............................................  Service               1.50%
Intermediate................................................  PlanAhead             0.95%

     During the six months ended April 30, 2005, the Manager waived or reimbursed expenses as follows:

FUND                                                               CLASS         AMOUNT
----                                                               -----         ------
Mid-Cap Value...............................................  Institutional      $7,258
Emerging Markets............................................  PlanAhead           2,831
High Yield Bond.............................................  Institutional         506
High Yield Bond.............................................  Service               127

  Expense Reimbursement Plan

     The Funds have adopted an Expense Reimbursement Plan whereby the Manager may seek repayment of fees waived or expenses reimbursed for a period of up to three years. However, reimbursement will occur only if the Class' average net assets have grown or expenses have declined

--------------------------------------------------------------------------------

AMERICAN BEACON FUNDS
NOTES TO FINANCIAL STATEMENTS -- CONTINUED
April 30, 2005 (Unaudited)
--------------------------------------------------------------------------------

sufficiently to allow reimbursement without causing its expense ratio to exceed the previously agreed upon contractual expense limit. The following waived fees or reimbursed expenses are subject to potential recovery expiring in:

YEAR                                                          MID-CAP VALUE   EMERGING MARKETS
----                                                          -------------   ----------------
2008........................................................     $7,258            $2,831

3.   FEDERAL INCOME AND EXCISE TAXES

     It is the policy of each of the Funds to comply with the requirements of Subchapter M of the Internal Revenue Code and to distribute substantially all net investment income as well as any net realized capital gains on the sale of investments. Therefore, no federal income or excise tax provision is required.

     Dividends are determined in accordance with income tax regulations which may treat certain transactions differently than U.S. generally accepted accounting principles. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements.

     The tax character of distributions during the periods ended April 30, 2005 and October 31, 2004 were as follows (in thousands):

                                        BALANCED                 LARGE CAP VALUE            LARGE-CAP GROWTH        MID CAP VALUE
                                -------------------------   -------------------------   -------------------------   -------------
                                SIX MONTHS                  SIX MONTHS                  SIX MONTHS                   SIX MONTHS
                                   ENDED      YEAR ENDED       ENDED      YEAR ENDED       ENDED      YEAR ENDED        ENDED
                                 APRIL 30,    OCTOBER 31,    APRIL 30,    OCTOBER 31,    APRIL 30,    OCTOBER 31,     APRIL 30,
                                   2005          2004          2005          2004          2005          2004           2005
                                -----------   -----------   -----------   -----------   -----------   -----------   -------------
                                (UNAUDITED)                 (UNAUDITED)                 (UNAUDITED)                  (UNAUDITED)
DISTRIBUTIONS PAID FROM:
ORDINARY INCOME
    Institutional Class.......    $   207       $   211       $   909       $   414        $ --          $ --           $118
    PlanAhead Class...........        665           354         1,111           344          --            --             --
    AMR Class.................     18,088        15,797        11,555        11,675         474           151             --
LONG-TERM CAPITAL GAIN
    Institutional Class.......        253            --            --            --          --            --             --
    PlanAhead Class...........        849            --            --            --          --            --             --
    AMR Class.................     20,054            --            --            --          --            --             --
                                  -------       -------       -------       -------        ----          ----           ----
        TOTAL DISTRIBUTIONS
          PAID................    $40,116       $16,362       $13,575       $12,433        $474          $151           $118
                                  -------       -------       -------       -------        ----          ----           ----

--------------------------------------------------------------------------------

AMERICAN BEACON FUNDS
NOTES TO FINANCIAL STATEMENTS -- CONTINUED
April 30, 2005 (Unaudited)
--------------------------------------------------------------------------------

                                             EMERGING MARKETS             HIGH-YIELD BOND             ENHANCED INCOME
                                         -------------------------   -------------------------   -------------------------
                                         SIX MONTHS                  SIX MONTHS                  SIX MONTHS
                                            ENDED      YEAR ENDED       ENDED      YEAR ENDED       ENDED      YEAR ENDED
                                          APRIL 30,    OCTOBER 31,    APRIL 30,    OCTOBER 31,    APRIL 30,    OCTOBER 31,
                                            2005          2004          2005          2004          2005          2004
                                         -----------   -----------   -----------   -----------   -----------   -----------
                                         (UNAUDITED)                 (UNAUDITED)                 (UNAUDITED)
DISTRIBUTIONS PAID FROM:
ORDINARY INCOME
    Institutional Class................    $   39         $ 20         $ 9,257       $14,823       $   --        $   --
    PlanAhead Class....................         3            3           5,941        10,851        1,778         2,672
    Service Class......................        --           --              --            --           --            --
    AMR Class..........................       577          415              --            --           --            --
LONG-TERM CAPITAL GAIN
    Institutional Class................       673           --           3,454           485           --            --
    PlanAhead Class....................        86           --           2,176           383           --            --
    Service Class......................        --           --              --            --           --            --
    AMR Class..........................     6,885           --              --            --           --            --
                                           ------         ----         -------       -------       ------        ------
        TOTAL DISTRIBUTIONS PAID.......    $8,263         $438         $20,828       $26,542       $1,778        $2,672
                                           ------         ----         -------       -------       ------        ------

                                                                  INTERMEDIATE BOND            SHORT-TERM BOND
                                                              -------------------------   -------------------------
                                                              SIX MONTHS       YEAR       SIX MONTHS       YEAR
                                                                 ENDED         ENDED         ENDED         ENDED
                                                               APRIL 30,    OCTOBER 31,    APRIL 30     OCTOBER 31,
                                                                 2005          2004          2005          2004
                                                              -----------   -----------   -----------   -----------
                                                              (UNAUDITED)                 (UNAUDITED)
Institutional Class (terminated 3/1/05).....................    $   13        $   36        $   48        $  162
PlanAhead Class.............................................        19            43           147           345
Institutional Class (formerly known as AMR Class prior to
 3/1/05)....................................................     2,031         5,071         1,817         4,192
                                                                ------        ------        ------        ------
                                                                $2,063        $5,150        $2,012        $4,699
                                                                ------        ------        ------        ------

     As of April 30, 2005, the components of distributable earnings were as follows (in thousands):

                                                              BALANCED   LARGE CAP      LARGE CAP      MID-CAP
                                                                FUND     VALUE FUND    GROWTH FUND    VALUE FUND
                                                              --------   ----------   -------------   ----------
Cost basis of investments for federal income tax purposes...  $754,346    $991,139       $54,970       $30,987
Unrealized appreciation.....................................  110,410      199,206         3,281         1,315
Unrealized depreciation.....................................  (12,574)     (26,862)       (3,864)       (1,361)
                                                              --------    --------       -------       -------
Net unrealized appreciation/(depreciation)..................   97,836      172,344          (583)          (46)
Undistributed ordinary income...............................    5,508        3,082            50         2,393
Undistributed long-term gain/(loss).........................   15,380       23,349        (7,286)          366
                                                              --------    --------       -------       -------
Distributable earnings......................................  $118,724    $198,775       $(7,819)      $ 2,713
                                                              ========    ========       =======       =======

                                                                                        ENHANCED
                                                        EMERGING     HIGH YIELD          INCOME       INTERMEDIATE     SHORT-TERM
                                                      MARKETS FUND   BOND FUND            FUND          BOND FUND      BOND FUND
                                                      ------------   ----------       -------------   -------------    ----------
Cost basis of investments for federal income tax
 purposes...........................................    $91,611       $386,559          $129,086        $122,401        $97,281
Unrealized appreciation.............................     18,191          4,631             1,565             809             32
Unrealized depreciation.............................     (2,858)       (10,021)           (1,824)           (732)        (3,368)
                                                        -------       --------          --------        --------        -------
Net unrealized appreciation/(depreciation)..........     15,333         (5,390)             (259)             77         (3,336)
Undistributed ordinary income.......................      1,274          1,966                20             502            533
Undistributed long-term gain/(loss).................      4,431          2,860               335          (7,702)        (5,826)
                                                        -------       --------          --------        --------        -------
Distributable earnings..............................    $21,038       $   (564)         $     96        $ (7,123)       $(8,629)
                                                        =======       ========          ========        ========        =======

     Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. The temporary differences between financial reporting and tax-basis reporting of unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses from wash sales, the realization for tax purposes of

--------------------------------------------------------------------------------
                                        93
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AMERICAN BEACON FUNDS
NOTES TO FINANCIAL STATEMENTS -- CONTINUED
April 30, 2005 (Unaudited)
--------------------------------------------------------------------------------

unrealized gains/(losses) on certain derivative instruments, book amortization for premiums, and the realization for tax purposes of unrealized gains/(losses) on investments in passive foreign investment companies.

     Due to inherent differences in the recognition of income, expenses and realized gains/losses under U.S. generally accepted accounting principles and federal income tax purposes, permanent differences between book and tax reporting have been identified and appropriately reclassified on the Statement of Assets and Liabilities.

     Accordingly, the following amounts represent current year permanent differences that have been reclassified as of April 30, 2005 (in thousands):

                                                LARGE CAP   LARGE CAP   MID-CAP   EMERGING   ENHANCED   INTERMEDIATE   SHORT-TERM
                                     BALANCED     VALUE      GROWTH      VALUE    MARKETS     INCOME        BOND          BOND
                                       FUND       FUND        FUND       FUND       FUND       FUND         FUND          FUND
                                     --------   ---------   ---------   -------   --------   --------   ------------   ----------
Paid-in-capital....................   $  22       $  31        $ 1        $ 4       $ --       $138        $  --         $(431)
Undistributed net investment
 income............................     435        (172)        (5)       (28)        16        (89)         143           320
Accumulated net realized gain
 (loss)............................    (457)        141          4         24        (16)       (49)        (143)          111
Unrealized appreciation
 (depreciation) of investments,
 futures contracts and foreign
 currency..........................      --          --         --         --         --         --           --            --

     At April 30, 2005, capital loss carryforward positions for federal income tax purposes were as follows (in thousands):

FUND                                                     2006   2007    2008    2009   2010    2011   2012   2013   TOTAL
----                                                     ----   -----   -----   ----   -----   ----   ----   ----   -----
Large Cap Growth.......................................   --       --      --    --    6,612   674     --     --    7,286
Intermediate Bond......................................   --       --   7,367    --      328    --     --      7    7,702
Short-Term Bond........................................  437    1,991   1,218    --      913   161    800    306    5,826

     Net capital loss carryovers utilized for the period ended April 30, 2005 are as follows: Large Cap Value Fund $4,106, Large Cap Growth Fund $2,551, and Enhanced Income Fund $340. The Short-Term Bond Fund had $432 of expired capital loss carryovers.

4.   INVESTMENT TRANSACTIONS

     Investment transactions for the six months ended April 30, 2005 (excluding short-term investments) are as follows (in thousands):

                                  LARGE CAP   LARGE CAP   MID-CAP   EMERGING   HIGH YIELD   ENHANCED   INTERMEDIATE
                       BALANCED     VALUE      GROWTH      VALUE      MKT         BOND       INCOME        BOND       SHORT-TERM
                       --------   ---------   ---------   -------   --------   ----------   --------   ------------   ----------
Purchases............  $294,740   $308,730     $45,864    $22,000   $42,619     $258,774    $26,544      $68,671        $9,864
Proceeds from sales..  $229,309   $101,965     $47,275    $18,682   $22,009     $261,757    $19,173      $68,527        $8,486

     The Balanced Fund had purchases and sales of U.S. Government Securities of $91,174 and $149,404 respectively, and the Intermediate Bond Fund had purchases and sales of U.S. Government securities of $15,190 and $15,169, respectively.

--------------------------------------------------------------------------------

AMERICAN BEACON FUNDS
NOTES TO FINANCIAL STATEMENTS -- CONTINUED
April 30, 2005 (Unaudited)
--------------------------------------------------------------------------------

     A summary of the Funds' direct transactions in Affiliated Funds for the period ended April 30, 2005 is set forth below (in thousands):

                                                OCTOBER 31, 2004                                 APRIL 30, 2005
FUND                              AFFILIATE    SHARE/MARKET VALUE   PURCHASES       SALES      SHARES/MARKET VALUE
----                             -----------   ------------------   ----------   -----------   -------------------
Balanced.......................  Select Fund        $45,118         $  211,539   $   204,663         $51,994
Large Cap Value................  Select Fund         37,721            537,198       496,542          78,377
Large Cap Growth...............  Select Fund          4,309             14,683        18,790             202
Mid-Cap Value..................  Select Fund          5,810             51,148        54,133           2,825
Emerging Markets...............  Select Fund         11,076             36,999        47,075           1,000
High Yield Bond................  Select Fund         23,672            126,525       137,975          12,222
Enhanced Income................  Select Fund            442             30,913        28,168           3,187
Intermediate Bond..............  Select Fund          2,767             43,100        39,242           6,625
Short Term Bond................  Select Fund          1,683             17,648        14,711           4,620

5.   SECURITIES LENDING

     Each Fund may lend its securities to qualified financial institutions, such as certain broker-dealers, to earn additional income. The borrowers are required to secure their loans continuously with collateral in an amount at least equal to 102% (for loans of US securities) or 105% (for non-US securities) of the market value of the loaned securities at the inception of each loan. Collateral is marked to market and monitored daily. To the extent that a loan is collateralized by cash, such collateral shall be invested by the securities lending agent (the "Agent") in short-term instruments, money market mutual funds, and such other short-term investments, provided the investments meet certain quality and diversification requirements.

     Income generated from the investment of cash collateral, less negotiated rebate fees paid to participating brokers and transaction costs, is divided between the Fund and the Agent and is recorded as income for the Fund. To the extent that a loan is secured by non-cash collateral, brokers pay the Fund negotiated lenders' fees, which are divided between the Fund and the Agent and are recorded as securities lending income for the Fund. The Fund also continues to receive income on the securities loaned, and any gain or loss in the market priced of securities loaned that may occur during the term of the loan.

     Risks to the Fund in securities lending transactions are that the borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower.

--------------------------------------------------------------------------------

AMERICAN BEACON FUNDS
NOTES TO FINANCIAL STATEMENTS -- CONTINUED
April 30, 2005 (Unaudited)
--------------------------------------------------------------------------------

     At April 30, 2005, the value of outstanding securities on loan and the value of collateral was as follows (in thousands):

                                                               MARKET VALUE OF
FUND                                                          SECURITIES ON LOAN   CASH COLLATERAL
----                                                          ------------------   ---------------
Balanced....................................................       $111,247           $113,505
Large Cap Value.............................................         53,931             54,815
Large Cap Growth............................................            213                216
Mid-Cap Value...............................................          2,788              2,845
Emerging Markets............................................          6,146              6,268
High Yield Bond.............................................         30,071             31,306
Enhanced Income.............................................         17,694             18,038
Intermediate Bond...........................................         20,241             20,641
Short Term Bond.............................................          1,003              1,024

     The Custodian for each Fund, other than High Yield Bond, invested the cash collateral in the Business Trust and the Select Fund. These amounts have been included as investments in each Fund's Schedule of Investments and Statements of Assets and Liabilities. Income earned on these investments is reported as Income derived from securities lending in the Statements of Operations.

     Non-Cash collateral received by the Fund may not be sold or repledged; therefore, non-cash collateral is not included on the Fund's Schedule of Investments or Statement of Assets and Liabilities.

6.   CAPITAL SHARE TRANSACTIONS

     The tables below summarize the activity in capital shares for each Class of the Funds (in thousands):

Period Ended April 30, 2005

                                                      INSTITUTIONAL CLASS       PLANAHEAD CLASS         AMR CLASS
                                                      --------------------    -------------------   -----------------
BALANCED FUND                                          SHARES      AMOUNT     SHARES     AMOUNT     SHARES    AMOUNT
-------------                                         --------    --------    ------    ---------   -------   -------
Shares sold.......................................          77     $1,119      2,135    $  29,513     2,228   $31,460
Reinvestment of dividends.........................          32        459        108        1,484     2,736    38,142
Shares redeemed...................................         (14)      (208)      (212)      (2,931)   (1,972)  (27,684)
                                                        ------     ------     ------    ---------   -------   -------
Net increase in shares outstanding................          95     $1,370      2,031    $  28,066     2,992   $41,918
                                                        ======     ======     ======    =========   =======   =======

                                                     INSTITUTIONAL CLASS      PLANAHEAD CLASS         AMR CLASS
                                                     -------------------    -------------------   ------------------
LARGE CAP VALUE FUND                                 SHARES      AMOUNT     SHARES     AMOUNT     SHARES     AMOUNT
--------------------                                 -------    --------    ------    ---------   -------   --------
Shares sold......................................      2,652    $51,835      8,165    $ 154,136     6,900   $133,556
Reinvestment of dividends........................         25        496         58        1,105       592     11,555
Shares redeemed..................................       (695)   (13,554)      (629)     (11,874)   (3,808)   (72,392)
                                                      ------    -------     ------    ---------   -------   --------
Net increase in shares outstanding...............      1,982    $38,777      7,594    $ 143,367     3,684   $ 72,719
                                                      ======    =======     ======    =========   =======   ========

--------------------------------------------------------------------------------

AMERICAN BEACON FUNDS
NOTES TO FINANCIAL STATEMENTS -- CONTINUED
April 30, 2005 (Unaudited)
--------------------------------------------------------------------------------

                                                    INSTITUTIONAL CLASS         AMR CLASS
                                                    --------------------    ------------------
LARGE CAP GROWTH FUND                                SHARES      AMOUNT     SHARES     AMOUNT
---------------------                               --------    --------    ------    --------
Shares sold.....................................         --      $   --      3,216    $ 19,408
Reinvestment of dividends.......................         --          --         76         474
Shares redeemed.................................         --          --     (3,418)    (20,739)
                                                     ------      ------     ------    --------
Net decrease in shares outstanding..............         --      $   --       (126)   $   (857)
                                                     ======      ======     ======    ========

                                                    INSTITUTIONAL CLASS
                                                    --------------------
MID CAP VALUE FUND                                  SHARES      AMOUNT
------------------                                  -------    ---------
Shares sold.....................................     2,766     $ 30,245
Reinvestment of dividends.......................        11          118
Shares redeemed.................................    (2,741)     (30,569)
                                                    ------     --------
Net increase (decrease) in shares outstanding...        36     $   (206)
                                                    ======     ========

                                                      INSTITUTIONAL CLASS    PLANAHEAD CLASS        AMR CLASS
                                                      -------------------    ----------------   ------------------
EMERGING MARKETS FUND                                 SHARES      AMOUNT     SHARES    AMOUNT   SHARES     AMOUNT
---------------------                                 -------    --------    ------    ------   -------   --------
Shares sold.......................................        58     $   787        122    $1,636     1,745   $ 23,485
Reinvestment of dividends.........................        54         706          7        88       575      7,462
Shares redeemed...................................      (176)     (2,290)       (50)     (668)   (1,080)   (14,429)
                                                      ------     -------     ------    ------   -------   --------
Net increase (decrease) in shares outstanding.....       (64)    $  (797)        79    $1,056     1,240   $ 16,518
                                                      ======     =======     ======    ======   =======   ========

                                                      INSTITUTIONAL CLASS      PLANAHEAD CLASS      SERVICE CLASS
                                                      --------------------    ------------------   ----------------
HIGH YIELD BOND FUND                                  SHARES      AMOUNT      SHARES     AMOUNT    SHARES    AMOUNT
--------------------                                  -------    ---------    ------    --------   -------   ------
Shares sold.......................................     4,951     $ 53,329      3,162    $ 33,875        --   $    4
Reinvestment of dividends.........................     1,005       10,733        760       8,105        --       --
Shares redeemed...................................    (7,770)     (83,309)    (2,892)    (30,479)       --       (3)
                                                      ------     --------     ------    --------   -------   ------
Net increase (decrease) in shares outstanding.....    (1,814)    $(19,247)     1,030    $ 11,501        --   $    1
                                                      ======     ========     ======    ========   =======   ======

                                                      PLANAHEAD CLASS
                                                     -----------------
ENHANCED INCOME FUND                                 SHARES    AMOUNT
--------------------                                 ------    -------
Shares sold......................................     1,633    $16,605
Reinvestment of dividends........................       176      1,778
Shares redeemed..................................      (848)    (8,529)
                                                     ------    -------
Net increase in shares outstanding...............       961    $ 9,854
                                                     ======    =======

                                                                                                   INSTITUTIONAL
                                                      INSTITUTIONAL CLASS                         CLASS (FORMERLY
                                                          (TERMINATED                                AMR CLASS
                                                            3/1/05)*          PLANAHEAD CLASS     THROUGH 3/1/05)
                                                      --------------------    ----------------   ------------------
INTERMEDIATE BOND FUND                                 SHARES      AMOUNT     SHARES    AMOUNT   SHARES     AMOUNT
----------------------                                --------    --------    ------    ------   -------   --------
Shares sold.......................................          --      $   --         6    $   59     3,142   $ 32,195
Reinvestment of dividends.........................           1          11         2        19       199      2,030
Shares redeemed...................................         (88)       (912)      (17)     (172)   (2,416)   (24,716)
                                                        ------      ------    ------    ------   -------   --------
Net increase (decrease) in shares outstanding.....         (87)     $ (901)       (9)   $  (94)      925   $  9,509
                                                        ======      ======    ======    ======   =======   ========

--------------------------------------------------------------------------------

AMERICAN BEACON FUNDS
NOTES TO FINANCIAL STATEMENTS -- CONTINUED
April 30, 2005 (Unaudited)
--------------------------------------------------------------------------------

                                                                                                   INSTITUTIONAL
                                                      INSTITUTIONAL CLASS                         CLASS (FORMERLY
                                                          (TERMINATED                                AMR CLASS
                                                           3/1/05)*           PLANAHEAD CLASS     THROUGH 3/1/05)
                                                      -------------------    -----------------   ------------------
SHORT-TERM BOND FUND                                  SHARES      AMOUNT     SHARES    AMOUNT    SHARES     AMOUNT
--------------------                                  -------    --------    ------    -------   -------   --------
Shares sold.......................................       110     $   982        200    $ 1,791     1,836   $ 16,327
Reinvestment of dividends.........................         5          46         15        137       203      1,816
Shares redeemed...................................      (481)     (4,290)      (269)    (2,415)   (1,119)   (10,028)
                                                      ------     -------     ------    -------   -------   --------
Net increase (decrease) in shares outstanding.....      (366)    $(3,262)       (54)   $  (487)      920   $  8,115
                                                      ======     =======     ======    =======   =======   ========

* Activity is for the period November 1, 2004 through February 28, 2005

Period Ended October 31, 2004

                                                      INSTITUTIONAL CLASS      PLANAHEAD CLASS         AMR CLASS
                                                      -------------------    -------------------   ------------------
BALANCED FUND                                         SHARES      AMOUNT     SHARES     AMOUNT     SHARES     AMOUNT
-------------                                         -------    --------    ------    ---------   -------   --------
Shares sold.......................................       120     $ 1,646        943    $  12,438     4,313   $ 57,449
Reinvestment of dividends.........................        16         211         28          351     1,225     15,797
Shares redeemed...................................      (246)     (3,383)      (461)      (6,099)   (3,888)   (51,664)
                                                      ------     -------     ------    ---------   -------   --------
Net increase (decrease) in shares outstanding.....      (110)    $(1,526)       510    $   6,690     1,650   $ 21,582
                                                      ======     =======     ======    =========   =======   ========

                                                     INSTITUTIONAL CLASS      PLANAHEAD CLASS         AMR CLASS
                                                     -------------------    -------------------   ------------------
LARGE CAP VALUE FUND                                 SHARES      AMOUNT     SHARES     AMOUNT     SHARES     AMOUNT
--------------------                                 -------    --------    ------    ---------   -------   --------
Shares sold......................................      1,678    $29,357      2,166    $  36,511     4,775   $ 82,425
Reinvestment of dividends........................         12        190         21          341       717     11,675
Shares redeemed..................................       (537)    (9,282)      (669)     (11,207)   (5,644)   (97,128)
                                                      ------    -------     ------    ---------   -------   --------
Net increase (decrease) in shares outstanding....      1,153    $20,265      1,518    $  25,645      (152)  $ (3,028)
                                                      ======    =======     ======    =========   =======   ========

                                                    INSTITUTIONAL CLASS         AMR CLASS
                                                    --------------------    ------------------
LARGE CAP GROWTH FUND                                SHARES      AMOUNT     SHARES     AMOUNT
---------------------                               --------    --------    ------    --------
Shares sold.....................................         --      $   --      4,375    $ 25,454
Reinvestment of dividends.......................         --          --         27         151
Shares redeemed.................................         --          --     (3,880)    (22,559)
                                                     ------      ------     ------    --------
Net increase in shares outstanding..............         --      $   --        522    $  3,046
                                                     ======      ======     ======    ========

                                                    INSTITUTIONAL CLASS
                                                    -------------------
MID-CAP VALUE FUND                                  SHARES      AMOUNT
------------------                                  -------    --------
Shares sold.....................................      2,646    $26,544
Reinvestment of dividends.......................         --         --
Shares redeemed.................................       (158)    (1,560)
                                                     ------    -------
Net increase in shares outstanding..............      2,488    $24,984
                                                     ======    =======

                                                      INSTITUTIONAL CLASS      PLANAHEAD CLASS        AMR CLASS
                                                      --------------------    -----------------   -----------------
EMERGING MARKETS FUND                                  SHARES      AMOUNT     SHARES    AMOUNT    SHARES    AMOUNT
---------------------                                 --------    --------    ------    -------   -------   -------
Shares sold.......................................         254     $3,097        158    $ 1,907     3,200   $38,765
Reinvestment of dividends.........................           2         20         --          3        37       415
Shares redeemed*..................................         (15)      (170)      (108)    (1,304)   (2,219)  (25,975)
                                                        ------     ------     ------    -------   -------   -------
Net increase in shares outstanding................         241     $2,947         50    $   606     1,018   $13,205
                                                        ======     ======     ======    =======   =======   =======

* Net of Redemption Fees

--------------------------------------------------------------------------------

AMERICAN BEACON FUNDS
NOTES TO FINANCIAL STATEMENTS -- CONTINUED
April 30, 2005 (Unaudited)
--------------------------------------------------------------------------------

                                                      INSTITUTIONAL CLASS      PLANAHEAD CLASS      SERVICE CLASS
                                                      --------------------    ------------------   ----------------
HIGH YIELD BOND FUND                                  SHARES      AMOUNT      SHARES     AMOUNT    SHARES    AMOUNT
--------------------                                  -------    ---------    ------    --------   -------   ------
Shares sold.......................................    13,551     $144,793      6,516    $ 69,764        --   $    3
Reinvestment of dividends.........................     1,211       12,997        786       8,426        --       --
Shares redeemed...................................    (7,537)     (80,955)    (5,361)    (57,514)       --       --
                                                      ------     --------     ------    --------   -------   ------
Net increase in shares outstanding................     7,225     $ 76,835      1,941    $ 20,676        --   $    3
                                                      ======     ========     ======    ========   =======   ======

                                                      PLANAHEAD CLASS
                                                     ------------------
ENHANCED INCOME FUND                                 SHARES     AMOUNT
--------------------                                 ------    --------
Shares sold......................................     2,177    $ 21,940
Reinvestment of dividends........................       217       2,192
Shares redeemed..................................    (2,316)    (23,331)
                                                     ------    --------
Net increase in shares outstanding...............        78    $    801
                                                     ======    ========

                                                                                                   INSTITUTIONAL
                                                                                                  CLASS (FORMERLY
                                                      INSTITUTIONAL CLASS                            AMR CLASS
                                                          (TERMINATED                                 THROUGH
                                                           3/1/05)**          PLANAHEAD CLASS         2/28/05)
                                                      --------------------    ----------------   ------------------
INTERMEDIATE BOND FUND                                 SHARES      AMOUNT     SHARES    AMOUNT   SHARES     AMOUNT
----------------------                                --------    --------    ------    ------   -------   --------
Shares sold.......................................           1      $   13        13    $  134     3,058   $ 31,418
Reinvestment of dividends.........................           3          33         4        42       494      5,071
Shares redeemed...................................         (16)       (168)      (48)     (491)   (7,119)   (72,765)
                                                        ------      ------    ------    ------   -------   --------
Net decrease in shares outstanding................         (12)     $ (122)      (31)   $ (315)   (3,567)  $(36,276)
                                                        ======      ======    ======    ======   =======   ========

                                                                                                    INSTITUTIONAL
                                                                                                   CLASS (FORMERLY
                                                      INSTITUTIONAL CLASS                             AMR CLASS
                                                          (TERMINATED                                  THROUGH
                                                           3/1/05)**           PLANAHEAD CLASS         2/28/05)
                                                      --------------------    -----------------   ------------------
SHORT-TERM BOND FUND                                   SHARES      AMOUNT     SHARES    AMOUNT    SHARES     AMOUNT
--------------------                                  --------    --------    ------    -------   -------   --------
Shares sold.......................................          31      $  282     1,029    $ 9,534     1,071   $  9,815
Reinvestment of dividends.........................          15         140        32        293       456      4,193
Shares redeemed...................................         (82)       (755)     (825)    (7,622)   (2,527)   (23,268)
                                                        ------      ------    ------    -------   -------   --------
Net increase (decrease) in shares outstanding.....         (36)     $ (333)      236    $ 2,205    (1,000)  $ (9,260)
                                                        ======      ======    ======    =======   =======   ========

** Activity is for the period November 1, 2004 through February 28, 2005

--------------------------------------------------------------------------------

AMERICAN BEACON BALANCED FUND
FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)
--------------------------------------------------------------------------------

                                                                          INSTITUTIONAL CLASS
                                                  -------------------------------------------------------------------
                                                  SIX MONTHS
                                                     ENDED                     YEAR ENDED OCTOBER 31,
                                                   APRIL 30,    -----------------------------------------------------
                                                     2005        2004      2003      2002      2001(D E G)   2000(B)
                                                  -----------   -------   -------   ------     -----------   --------
                                                  (UNAUDITED)
Net asset value, beginning of period............    $14.31      $ 12.99   $ 10.97   $12.07      $  12.27     $  13.01
                                                    ------      -------   -------   ------      --------     --------
Income from investment operations:
    Net investment income(A C)..................      0.18         0.29      0.31(H)   0.11         0.51         0.58
    Net gains (losses) on securities (both
      realized and unrealized)(C)...............      0.70         1.36      1.84(H)  (0.69)       (0.03)       (0.03)
                                                    ------      -------   -------   ------      --------     --------
Total income (loss) from investment
  operations....................................      0.88         1.65      2.15    (0.58)         0.48         0.55
                                                    ------      -------   -------   ------      --------     --------
Less distributions:
    Dividends from net investment income........     (0.31)       (0.33)    (0.13)   (0.44)        (0.68)       (0.51)
    Distributions from net realized gains on
      securities................................     (0.47)          --        --    (0.08)           --        (0.78)
                                                    ------      -------   -------   ------      --------     --------
Total distributions.............................     (0.78)       (0.33)    (0.13)   (0.52)        (0.68)       (1.29)
                                                    ------      -------   -------   ------      --------     --------
Net asset value, end of period..................    $14.41      $ 14.31   $ 12.99   $10.97      $  12.07     $  12.27
                                                    ======      =======   =======   ======      ========     ========
Total return....................................     6.18%(I)    12.87%    19.77%    (5.14)%       4.07%        5.13%
                                                    ======      =======   =======   ======      ========     ========
Ratios and supplemental data:
    Net assets, end of period (in thousands)....    $9,798      $ 8,378   $ 9,041   $8,994      $157,775     $260,880
    Ratios to average net assets (annualized):
      Expenses(C)...............................     0.53%        0.63%     0.63%    0.62%         0.62%        0.61%
      Net investment income(C)..................     2.50%        2.15%     2.74%    3.12%         3.56%        4.39%
    Portfolio turnover rate(F)..................       34%(I)       62%       69%      84%          122%         121%

---------------

(A) Class expenses per share were subtracted from net investment income per share for the Fund before class expenses to determine net investment income per share.

(B) GSB Investment Management, Inc. was removed as an investment advisor to the Balanced Fund on March 1, 2000.

(C) The per share amounts and ratios reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of the AMR Investment Services Balanced Portfolio through February 28, 2002.

(D) On September 7, 2001, American Beacon Advisors, Inc. assumed management of the fixed income portion of the Balanced Fund's assets previously managed by Merrill Lynch Investment Managers, L.P.

(E) On October 9, 2001, Hotchkis and Wiley Capital Management, LLC assumed management of the equity portion of the Balanced Fund's assets previously managed by Merrill Lynch Investment Managers, L.P.

(F) The Balanced Fund invested all of its investable assets in its corresponding Portfolio through February 28, 2002. Portfolio turnover rate through February 28, 2002 was that of the Portfolio.

(G) Independence Investment LLC was removed as an investment advisor to the Balanced Fund on November 30, 2000.

(H) For the year ended October 31, 2003, the net investment income and net gains (losses) on securities (both realized and unrealized) has been restated from 0.30 and 1.85, respectively for Institutional Class and 0.36 and 1.66, respectively for PlanAhead Class.

(I)  Not annualized.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                   PLANAHEAD CLASS                                                   AMR CLASS
    ------------------------------------------------------------------------------   ------------------------------------------
    SIX MONTHS                                                                       SIX MONTHS
       ENDED                            YEAR ENDED OCTOBER 31,                          ENDED          YEAR ENDED OCTOBER 31,
     APRIL 30,       -------------------------------------------------------------    APRIL 30,       -------------------------
       2005           2004         2003         2002         2001(D E G)   2000(B)      2005            2004          2003
    -----------      -------      -------      -------       -----------   -------   -----------      --------      --------
    (UNAUDITED)                                                                      (UNAUDITED)
      $ 13.62        $ 12.40      $ 10.81      $ 11.88         $ 12.08     $ 12.79    $  13.87        $  12.60      $  10.98
      -------        -------      -------      -------         -------     -------    --------        --------      --------
         0.17           0.27         0.28(H)      0.41            0.51        0.53        0.19            0.32          0.34
         0.64           1.25         1.74(H)     (0.99)          (0.06)         --        0.67            1.31          1.78
      -------        -------      -------      -------         -------     -------    --------        --------      --------
         0.81           1.52         2.02        (0.58)           0.45        0.53        0.86            1.63          2.12
      -------        -------      -------      -------         -------     -------    --------        --------      --------
        (0.30)         (0.30)       (0.43)       (0.41)          (0.65)      (0.46)      (0.35)          (0.36)        (0.50)
        (0.47)            --           --        (0.08)             --       (0.78)      (0.47)             --            --
      -------        -------      -------      -------         -------     -------    --------        --------      --------
        (0.77)         (0.30)       (0.43)       (0.49)          (0.65)      (1.24)      (0.82)          (0.36)        (0.50)
      -------        -------      -------      -------         -------     -------    --------        --------      --------
      $ 13.66        $ 13.62      $ 12.40      $ 10.81         $ 11.88     $ 12.08    $  13.91        $  13.87      $  12.60
      =======        =======      =======      =======         =======     =======    ========        ========      ========
        5.93%(I)      12.44%       19.36%        (5.18)%         3.84%       4.88%       6.20%(I)       13.13%        20.06%
      =======        =======      =======      =======         =======     =======    ========        ========      ========
      $44,397        $21,571      $13,321      $10,561         $12,176     $11,643    $680,013        $636,420      $557,612
        0.88%          0.93%        0.94%        0.90%           0.84%       0.90%       0.34%           0.37%         0.38%
        2.15%          1.84%        2.40%        2.83%           3.29%       4.01%       2.70%           2.40%         2.98%
          34%(I)         62%          69%          84%            122%        121%         34%(I)          62%           69%

                 AMR CLASS
     ----------------------------------

           YEAR ENDED OCTOBER 31,
     ----------------------------------
       2002      2001(D E G)   2000(B)
     --------    -----------   --------

     $  12.06     $  12.27     $  13.02
     --------     --------     --------
         0.48         0.56         0.61
        (1.01)       (0.05)       (0.03)
     --------     --------     --------
        (0.53)        0.51         0.58
     --------     --------     --------
        (0.47)       (0.72)       (0.55)
        (0.08)          --        (0.78)
     --------     --------     --------
        (0.55)       (0.72)       (1.33)
     --------     --------     --------
     $  10.98     $  12.06     $  12.27
     ========     ========     ========
        (4.71)%      4.38%        5.37%
     ========     ========     ========
     $487,526     $526,405     $525,040
        0.35%        0.36%        0.35%
        3.39%        3.77%        4.54%
          84%         122%         121%

--------------------------------------------------------------------------------

AMERICAN BEACON LARGE CAP VALUE FUND
FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)
--------------------------------------------------------------------------------

                                                                            INSTITUTIONAL CLASS
                                                    --------------------------------------------------------------------
                                                    SIX MONTHS
                                                       ENDED                      YEAR ENDED OCTOBER 31,
                                                     APRIL 30,     -----------------------------------------------------
                                                       2005         2004       2003       2002      2001(B D)    2000(E)
                                                    -----------    -------    -------    -------    ---------    -------
                                                    (UNAUDITED)
Net asset value, beginning of period..............    $ 18.23      $ 15.62    $ 12.55    $ 14.51     $ 15.83     $ 18.69
                                                      -------      -------    -------    -------     -------     -------
Income from investment operations:
   Net investment income (loss)(A C)..............       0.15         0.26       0.25(G)    0.27        0.28        0.47
   Net gains (losses) on securities (both realized
    and unrealized)(C)............................       1.45         2.62       3.11(G)   (1.76)      (0.61)       0.06
                                                      -------      -------    -------    -------     -------     -------
Total income (loss) from investment operations....       1.60         2.88       3.36      (1.49)      (0.33)       0.53
                                                      -------      -------    -------    -------     -------     -------
Less distributions:
   Dividends from net investment income...........      (0.25)       (0.27)     (0.29)     (0.30)      (0.50)      (0.34)
   Distributions from net realized gains on
    securities....................................         --           --         --      (0.17)      (0.49)      (3.05)
                                                      -------      -------    -------    -------     -------     -------
Total distributions...............................      (0.25)       (0.27)     (0.29)     (0.47)      (0.99)      (3.39)
                                                      -------      -------    -------    -------     -------     -------
Net asset value, end of period....................    $ 19.58      $ 18.23    $ 15.62    $ 12.55     $ 14.51     $ 15.83
                                                      =======      =======    =======    =======     =======     =======
Total return......................................      8.75%(H)    18.59%     27.30%     (10.83)%     (2.21)%     4.81%
                                                      =======      =======    =======    =======     =======     =======
Ratios and supplemental data:
   Net assets, end of period (in thousands).......    $90,843      $48,451    $23,512    $21,589     $10,081     $ 7,594
   Ratios to average net assets (annualized):
    Expenses(C)...................................      0.62%        0.66%      0.66%      0.61%       0.64%       0.53%
    Net investment income(C)......................      1.63%        1.49%      1.88%      1.82%       1.76%       3.71%
   Portfolio turnover rate(F).....................        11%(H)       29%        27%        34%         60%         58%

---------------

(A) Class expenses per share were subtracted from net investment income per share for the Fund before class expenses to determine net investment income per share.

(B) On October 9, 2001, Hotchkis and Wiley Capital Management, LLC assumed management of the Large Cap Value Fund's assets previously managed by Merrill Lynch Investment Managers, L.P.

(C) The per share amounts and ratios reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of the AMR Investment Services Large Cap Value Portfolio through February 28, 2002.

(D) Metropolitan West Capital Management, LLC replaced Independence Investment LLC as investment advisor to the Large Cap Value Fund on December 1, 2000.

(E) GSB Investment Management, Inc. was removed as an investment advisor to the Large Cap Value Fund on March 1, 2000.

(F) The Large Cap Value Fund invested all of its investable assets in its corresponding Portfolio through February 28, 2002. Portfolio turnover rate through February 28, 2002 was that of the Portfolio.

(G) For the year ended October 31, 2003, the net investment income and net gains (losses) on securities (both realized and unrealized) has been restated from 0.20 and 3.16, respectively for Institutional Class and 0.10 and 3.11, respectively for PlanAhead Class.

(H)  Not annualized.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                          PLANAHEAD CLASS
-------------------------------------------------------------------
    SIX MONTHS
       ENDED                   YEAR ENDED OCTOBER 31,
     APRIL 30,    -------------------------------------------------
       2005        2004      2003      2002     2001(B D)   2000(E)
    -----------   -------   -------   -------   ---------   -------
    (UNAUDITED)
     $  17.54     $ 15.05   $ 12.09   $ 14.00   $  15.40    $ 18.41
     --------     -------   -------   -------   --------    -------
         0.15        0.23      0.22(G)    0.25      0.26       0.60
         1.36        2.49      2.99(G)   (1.74)    (0.62)     (0.13)
     --------     -------   -------   -------   --------    -------
         1.51        2.72      3.21     (1.49)     (0.36)      0.47
     --------     -------   -------   -------   --------    -------
        (0.23)      (0.23)    (0.25)    (0.25)     (0.55)     (0.43)
           --          --        --     (0.17)     (0.49)     (3.05)
     --------     -------   -------   -------   --------    -------
        (0.23)      (0.23)    (0.25)    (0.42)     (1.04)     (3.48)
     --------     -------   -------   -------   --------    -------
     $  18.82     $ 17.54   $ 15.05   $ 12.09   $  14.00    $ 15.40
     ========     =======   =======   =======   ========    =======
        8.60%(H)   18.26%    26.99%    (11.13)%    (2.47)%    4.56%
     ========     =======   =======   =======   ========    =======
     $198,192     $51,489   $21,331   $15,941   $ 12,280    $11,507
        0.87%       0.94%     0.95%     0.93%      0.89%      0.84%
        1.35%       1.21%     1.57%     1.53%      1.54%      2.51%
          11%(H)      29%       27%       34%        60%        58%

                                  AMR CLASS
---  -------------------------------------------------------------------
      SIX MONTH
        ENDED                     YEAR ENDED OCTOBER 31,
      APRIL 30,    -----------------------------------------------------
        2005         2004       2003       2002     2001(B D)   2000(E)
     -----------   --------   --------   --------   ---------   --------
     (UNAUDITED)
      $  18.02     $  15.44   $  12.40   $  14.34   $  15.75    $  18.77
      --------     --------   --------   --------   --------    --------
          0.16         0.30       0.29       0.31       0.34        0.65
          1.45         2.58       3.06      (1.75)     (0.63)      (0.09)
      --------     --------   --------   --------   --------    --------
          1.61         2.88       3.35      (1.44)     (0.29)       0.56
      --------     --------   --------   --------   --------    --------
         (0.28)       (0.30)     (0.31)     (0.33)     (0.63)      (0.53)
            --           --         --      (0.17)     (0.49)      (3.05)
      --------     --------   --------   --------   --------    --------
         (0.28)       (0.30)     (0.31)     (0.50)     (1.12)      (3.58)
      --------     --------   --------   --------   --------    --------
      $  19.35     $  18.02   $  15.44   $  12.40   $  14.34    $  15.75
      ========     ========   ========   ========   ========    ========
         8.90%(H)    18.89%     27.64%     (10.62)%    (1.98)%     5.08%
      ========     ========   ========   ========   ========    ========
      $818,789     $696,206   $598,869   $511,287   $654,239    $737,111
         0.36%        0.39%      0.36%      0.36%      0.36%       0.34%
         1.91%        1.79%      2.13%      2.06%      2.09%       3.07%
           11%(H)       29%        27%        34%        60%         58%

--------------------------------------------------------------------------------

AMERICAN BEACON LARGE CAP GROWTH FUND
FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)
--------------------------------------------------------------------------------

                                                                   INSTITUTIONAL CLASS
                                            ------------------------------------------------------------------
                                            SIX MONTHS
                                               ENDED              YEAR ENDED OCTOBER 31,           JULY 31 TO
                                             APRIL 30,    --------------------------------------   OCTOBER 31,
                                               2005        2004      2003      2002       2001        2000
                                            -----------   ------    -------   -------    -------   -----------
                                            (UNAUDITED)
Net asset value, beginning of period......    $  5.82     $ 5.47    $  4.53   $  5.66    $  9.54     $10.00
                                              -------     ------    -------   -------    -------     ------
Income from investment operations:
    Net investment income (loss)(A).......       0.04       0.02       0.02      0.03      (0.01)        --
    Net gains (losses) on securities (both
      realized and unrealized)(A).........      (0.02)      0.35       0.94     (1.16)     (3.86)     (0.46)
                                              -------     ------    -------   -------    -------     ------
Total income (loss) from investment
  operations..............................       0.02       0.37       0.96     (1.13)     (3.87)     (0.46)
                                              -------     ------    -------   -------    -------     ------
Less distributions:
    Dividends from net investment income..      (0.05)     (0.02)     (0.02)       --      (0.01)        --
                                              -------     ------    -------   -------    -------     ------
Total distributions.......................      (0.05)     (0.02)     (0.02)       --      (0.01)        --
                                              -------     ------    -------   -------    -------     ------
Net asset value, end of period............    $  5.79     $ 5.82    $  5.47   $  4.53    $  5.66     $ 9.54
                                              =======     ======    =======   =======    =======     ======
Total return..............................      0.30%(C)   6.71%     21.15%    (19.96)%   (40.62)%    (4.60)%(C)
                                              =======     ======    =======   =======    =======     ======
Ratios and supplemental data:
    Net assets, end of period (in
      thousands)..........................    $     1     $    1    $     1   $     1    $     1     $    1
    Ratios to average net assets
      (annualized)(A):
      Expenses............................      0.75%      0.84%      0.87%     0.87%      0.99%      0.99%
      Net investment income (loss)........      1.25%      0.18%      0.18%     0.06%      (0.26)%       --
      Decrease reflected in above expense
        ratio due to absorption of
        expenses by the Manager(A)........     44.12%     12.38%         --        --      0.02%      0.29%
    Portfolio turnover rate(B)............        82%(C)    131%       138%      135%        85%         9%(C)

---------------

(A) The per share amounts and ratios reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of the AMR Investment Services Large Cap Growth Portfolio through February 28, 2001.

(B) The Large Cap Growth Fund invested all of its investable assets in its corresponding Portfolio through February 28, 2001. Portfolio turnover rate through February 28, 2001 was that of the Portfolio.

(C)  Not annualized.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                   AMR CLASS
 -----------------------------------------------------------------------------
 SIX MONTHS
    ENDED                   YEAR ENDED OCTOBER 31,                 JULY 31 TO
  APRIL 30,      ---------------------------------------------     OCTOBER 31,
    2005          2004        2003        2002          2001          2000
 -----------     -------     -------     -------       -------     -----------
 (UNAUDITED)
   $  5.84       $  5.48     $  4.54     $  5.67       $  9.55       $ 10.00
   -------       -------     -------     -------       -------       -------
      0.05          0.02        0.02        0.02          0.01          0.01
     (0.03)         0.36        0.93       (1.14)        (3.87)        (0.46)
   -------       -------     -------     -------       -------       -------
      0.02          0.38        0.95       (1.12)        (3.86)        (0.45)
   -------       -------     -------     -------       -------       -------
     (0.05)        (0.02)      (0.01)      (0.01)        (0.02)           --
   -------       -------     -------     -------       -------       -------
     (0.05)        (0.02)      (0.01)      (0.01)        (0.02)           --
   -------       -------     -------     -------       -------       -------
   $  5.81       $  5.84     $  5.48     $  4.54       $  5.67       $  9.55
   =======       =======     =======     =======       =======       =======
     0.31%(C)      6.88%      21.09%      (19.85)%      (40.51)%       (4.50)%(C)
   =======       =======     =======     =======       =======       =======
   $54,087       $55,121     $48,926     $28,017       $23,804       $19,505
     0.68%         0.71%       0.68%       0.67%         0.70%         0.74%
     1.44%         0.34%       0.40%       0.30%         0.08%         0.25%
        --            --          --          --         0.02%         0.14%
       82%(C)       131%        138%        135%           85%            9%(C)

--------------------------------------------------------------------------------

AMERICAN BEACON MID-CAP VALUE FUND
FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)
--------------------------------------------------------------------------------

                                                                     INSTITUTIONAL CLASS
                                                              ---------------------------------
                                                              SIX MONTHS
                                                                 ENDED          JUNE 30 TO
                                                               APRIL 30,        OCTOBER 31,
                                                                 2005              2004
                                                              -----------   -------------------
                                                              (UNAUDITED)
Net asset value, beginning of period........................    $ 10.27           $ 10.00
                                                                -------           -------
Income from investment operations:
    Net investment income...................................       0.07              0.02(B)
    Net gains on securities (both realized and
      unrealized)...........................................       0.61              0.25
                                                                -------           -------
Total income from investment operations.....................       0.68              0.27
                                                                -------           -------
Less distributions:
    Dividends from net investment income....................      (0.05)               --
    Distributions from net realized gains on securities.....         --                --
                                                                -------           -------
Total distributions.........................................      (0.05)               --
                                                                -------           -------
Net asset value, end of period..............................    $ 10.90           $ 10.27
                                                                =======           =======
Total return................................................      6.61%(A)          2.70%(A)
                                                                =======           =======
Ratios and supplemental data:
    Net assets, end of period (in thousands)................    $27,495           $25,546
    Ratios to average net assets (annualized):
      Expenses..............................................      1.01%             1.14%
      Net investment income.................................      1.18%             0.73%
      Decrease reflected in above expense ratio due to
        absorption of expenses by the Manager...............      0.05%             0.20%
    Portfolio turnover rate.................................        75%(A)             6%(A)

---------------

(A)  Not annualized.

(B)  Based on average shares outstanding.

--------------------------------------------------------------------------------

                      (This page intentionally left blank)

(LIGHTHOUSE LOGO)

AMERICAN BEACON EMERGING MARKETS FUND
FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)
--------------------------------------------------------------------------------

                                                                             INSTITUTIONAL CLASS
                                                       ----------------------------------------------------------------
                                                       SIX MONTHS
                                                          ENDED             YEAR ENDED OCTOBER 31,          JULY 31 TO
                                                        APRIL 30,    ------------------------------------   OCTOBER 31,
                                                          2005        2004      2003      2002     2001        2000
                                                       -----------   -------   -------   ------   -------   -----------
                                                       (UNAUDITED)
Net asset value, beginning of period.................    $12.64      $ 10.62   $  7.20   $ 6.64   $  8.17     $ 10.00
                                                         ------      -------   -------   ------   -------     -------
Income from investment operations:
    Net investment income(A).........................      0.07         0.07      0.04     0.09      0.11          --
    Net gains (losses) on securities (both realized
      and unrealized)(A).............................      1.42         2.01      3.43     0.56     (1.62)      (1.83)
                                                         ------      -------   -------   ------   -------     -------
Total income (loss) from investment operations.......      1.49         2.08      3.47     0.65     (1.51)      (1.83)
                                                         ------      -------   -------   ------   -------     -------
Less distributions:
    Dividends from net investment income.............     (0.06)       (0.06)    (0.05)   (0.09)    (0.01)         --
    Distributions from net realized gains on
      securities.....................................     (1.08)          --        --       --     (0.01)         --
                                                         ------      -------   -------   ------   -------     -------
Total distributions..................................     (1.14)       (0.06)    (0.05)   (0.09)    (0.02)         --
                                                         ------      -------   -------   ------   -------     -------
Redemption fees added to beneficial interests                --(E)        --(E)      --      --        --          --
                                                         ------      -------   -------   ------   -------     -------
Net asset value, end of period.......................    $12.99      $ 12.64   $ 10.62   $ 7.20   $  6.64     $  8.17
                                                         ======      =======   =======   ======   =======     =======
Total return.........................................    11.86%(C)    19.65%    48.45%    9.80%    (18.52)%    (18.30)%(C)
                                                         ======      =======   =======   ======   =======     =======
Ratios and supplemental data:
    Net assets, end of period (in thousands).........    $6,667      $ 7,282   $ 3,557   $1,769   $ 1,495     $     1
    Ratios to average net assets (annualized):
      Expenses(A)....................................     1.55%        1.85%     1.76%    1.51%     1.43%       1.87%
      Net investment income (loss)(A)................     0.90%        0.74%     0.62%    1.11%     2.07%       (0.47)%
      Decrease reflected in above expense ratio due
        to absorption of expenses by the Manager.....        --           --        --       --        --          --
    Portfolio turnover rate(B).......................       24%(C)       76%       80%      94%       95%         23%(C)

---------------

(A) The per share amounts and ratios reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of the AMR Investment Services Emerging Markets Portfolio through February 28, 2002.

(B) The Emerging Markets Fund invested all of its investable assets in its corresponding Portfolio through February 28, 2002. Portfolio turnover rate through February 28, 2002 was that of the Portfolio.

(C)  Not annualized.

(D) Portfolio turnover rate is for the period November 1, 2001 through October 31, 2002.

(E)  Amounts represent less than $0.01 per share.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                  PLANAHEAD CLASS                                                 AMR CLASS
---------------------------------------------------   -----------------------------------------------------------------
     SIX MONTHS       YEAR ENDED                      SIX MONTHS
        ENDED         OCTOBER 31,      OCTOBER 1 TO      ENDED             YEAR ENDED OCTOBER 31,           JULY 31 TO
      APRIL 30,    -----------------   OCTOBER 31,     APRIL 30,    -------------------------------------   OCTOBER 31,
        2005        2004      2003         2002          2005        2004      2003      2002      2001        2000
     -----------   -------   -------   ------------   -----------   -------   -------   -------   -------   -----------
     (UNAUDITED)                                      (UNAUDITED)
       $12.53      $ 10.55   $  7.19      $ 6.86        $ 12.68     $ 10.66   $  7.22   $  6.65   $  8.18     $ 10.00
       ------      -------   -------      ------        -------     -------   -------   -------   -------     -------
         0.04         0.04      0.09          --           0.07        0.10      0.07      0.09      0.13          --
         1.43         1.99      3.34        0.33           1.45        2.00      3.44      0.59     (1.63)      (1.82)
       ------      -------   -------      ------        -------     -------   -------   -------   -------     -------
         1.47         2.03      3.43        0.33           1.52        2.10      3.51      0.68     (1.50)      (1.82)
       ------      -------   -------      ------        -------     -------   -------   -------   -------     -------
        (0.03)       (0.05)    (0.07)         --          (0.09)      (0.08)    (0.07)    (0.11)    (0.02)         --
        (1.08)          --        --          --          (1.08)         --        --        --     (0.01)         --
       ------      -------   -------      ------        -------     -------   -------   -------   -------     -------
        (1.11)       (0.05)    (0.07)         --          (1.17)      (0.08)    (0.07)    (0.11)    (0.03)         --
       ------      -------   -------      ------        -------     -------   -------   -------   -------     -------
           --(E)        --(E)      --(E)        --           --          --        --        --        --          --
       ------      -------   -------      ------        -------     -------   -------   -------   -------     -------
       $12.89      $ 12.53   $ 10.55      $ 7.19        $ 13.03     $ 12.68   $ 10.66   $  7.22   $  6.65     $  8.18
       ======      =======   =======      ======        =======     =======   =======   =======   =======     =======
       11.74%(C)    19.33%    48.07%       4.81%(C)      11.96%(C)   20.00%    48.84%    10.10%    (18.40)%    (18.20)%(C)
       ======      =======   =======      ======        =======     =======   =======   =======   =======     =======
       $2,266      $ 1,214   $   492      $    1        $92,404     $74,199   $51,498   $32,731   $20,660     $17,308
        1.96%        2.14%     2.08%       1.87%          1.28%       1.59%     1.50%     1.26%     1.30%       1.60%
        0.69%        0.37%     0.57%       (0.25)%        1.24%       1.01%     0.92%     1.35%     1.76%       (0.19)%

        0.35%        0.06%        --          --             --          --        --        --        --          --
          24%(C)       76%       80%         94%(D)         24%(C)      76%       80%(C)     94%      95%         23%(C)

--------------------------------------------------------------------------------

AMERICAN BEACON HIGH YIELD BOND FUND
FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)
--------------------------------------------------------------------------------

                                                                            INSTITUTIONAL CLASS
                                                     -----------------------------------------------------------------
                                                     SIX MONTHS
                                                        ENDED           YEAR ENDED OCTOBER 31,       DECEMBER 29, 2000
                                                      APRIL 30,     ------------------------------    TO OCTOBER 31,
                                                        2005          2004       2003       2002           2001
                                                     -----------    --------   --------   --------   -----------------
                                                     (UNAUDITED)
Net asset value, beginning of period...............   $  10.86      $  10.73   $   9.63   $   9.82        $ 10.00
                                                      --------      --------   --------   --------        -------
Income from investment operations:
    Net investment income..........................       0.38          0.78       0.78       0.80           0.71
    Net gains (losses) on securities (both realized
      and unrealized)..............................      (0.80)         0.27       1.10      (0.19)         (0.18)
                                                      --------      --------   --------   --------        -------
Total income from investment operations............      (0.42)         1.05       1.88       0.61           0.53
                                                      --------      --------   --------   --------        -------
Less distributions:
    Dividends from net investment income...........      (0.38)        (0.78)     (0.78)     (0.80)         (0.71)
    Distributions from net realized gains on
      securities...................................       0.20         (0.14)        --         --             --
                                                      --------      --------   --------   --------        -------
Total distributions................................      (0.18)        (0.92)     (0.78)     (0.80)         (0.71)
                                                      --------      --------   --------   --------        -------
Net asset value, end of period.....................   $  10.26      $  10.86   $  10.73   $   9.63        $  9.82
                                                      ========      ========   ========   ========        =======
Total return.......................................      (0.29)%(A)   10.19%     20.11%      6.28%          5.33%(A)
                                                      ========      ========   ========   ========        =======
Ratios and supplemental data:
    Net assets, end of period (in thousands).......   $209,786      $241,777   $161,380   $104,813        $53,275
    Ratios to average net assets (annualized):
      Expenses.....................................      0.85%         0.88%      0.90%      0.90%          0.90%
      Net investment income........................      7.19%         7.27%      7.51%      8.02%          8.48%
      Decrease reflected in above expense ratio due
        to absorption of expenses by the Manager...         --         0.04%      0.10%      0.08%          0.17%
    Portfolio turnover rate........................        71%(A)       138%       114%       163%           145%(A)

---------------

(A)  Not annualized.

(B) Portfolio turnover rate is for the period November 1, 2001 through October 31, 2002.

(C) Portfolio turnover rate is for the period November 1, 2002 through October 31, 2003.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                   PLANAHEAD CLASS                                   SERVICE CLASS
-----------------------------------------------------   ---------------------------------------
     SIX MONTHS         YEAR ENDED                      SIX MONTHS
        ENDED           OCTOBER 31,       MARCH 1 TO       ENDED      YEAR ENDED     MAY 1 TO
      APRIL 30,     -------------------   OCTOBER 31,    APRIL 30,    OCTOBER 31,   OCTOBER 31,
        2005          2004       2003        2002          2005          2004          2003
     -----------    --------   --------   -----------   -----------   -----------   -----------
     (UNAUDITED)                                        (UNAUDITED)
      $  10.87      $  10.73   $   9.63     $10.10        $ 10.87      $  10.73      $  10.47
      --------      --------   --------     ------        -------      --------      --------
          0.37          0.74       0.75       0.50           0.35          0.71          0.29
         (0.81)         0.28       1.10      (0.47)         (0.42)         0.27          0.26
      --------      --------   --------     ------        -------      --------      --------
         (0.44)         1.02       1.85       0.03          (0.07)         0.98          0.55
      --------      --------   --------     ------        -------      --------      --------
         (0.37)        (0.74)     (0.75)     (0.50)         (0.35)        (0.70)        (0.29)
          0.20         (0.14)        --         --             --         (0.14)           --
      --------      --------   --------     ------        -------      --------      --------
         (0.17)        (0.88)     (0.75)     (0.50)         (0.35)        (0.84)        (0.29)
      --------      --------   --------     ------        -------      --------      --------
      $  10.26      $  10.87   $  10.73     $ 9.63        $ 10.45      $  10.87      $  10.73
      ========      ========   ========     ======        =======      ========      ========
         (0.50)%(A)    9.94%     19.57%      (0.26)%(A)     (0.66)%(A)     9.41%        5.46%(A)
      ========      ========   ========     ======        =======      ========      ========
      $150,622      $148,266   $125,654     $4,029        $     5      $      4      $      1
         1.09%         1.20%      1.24%      1.27%          1.46%         1.57%         1.71%
         6.96%         6.95%      7.11%      7.20%          6.53%         6.57%         6.51%
            --            --         --         --          3.24%       439.24%       805.12%
           71%(A)       138%       114%       163%(B)         71%(A)       138%          114%(C)

--------------------------------------------------------------------------------

AMERICAN BEACON ENHANCED INCOME FUND
FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)
--------------------------------------------------------------------------------

                                                                          PLANAHEAD CLASS
                                                              ---------------------------------------
                                                              SIX MONTHS
                                                                 ENDED      YEAR ENDED    JUNE 30 TO
                                                               APRIL 30,    OCTOBER 31,   OCTOBER 31,
                                                                 2005          2004          2003
                                                              -----------   -----------   -----------
                                                              (UNAUDITED)
Net asset value, beginning of period........................   $  10.16      $   9.96      $  10.00
                                                               --------      --------      --------
Income from investment operations:
    Net investment income...................................       0.19          0.26          0.07(B)
    Net gains (losses) on securities (both realized and
      unrealized)...........................................      (0.17)         0.20         (0.04)
                                                               --------      --------      --------
Total income from investment operations.....................       0.02          0.46          0.03
                                                               --------      --------      --------
Less distributions:
    Dividends from net investment income....................      (0.19)        (0.26)        (0.07)
    Distributions from net realized gains on securities.....         --            --            --
                                                               --------      --------      --------
Total distributions.........................................      (0.19)        (0.26)        (0.07)
                                                               --------      --------      --------
Net asset value, end of period..............................   $   9.99      $  10.16      $   9.96
                                                               ========      ========      ========
Total return................................................      0.16%(A)      4.70%         0.32%(A)
                                                               ========      ========      ========
Ratios and supplemental data:
    Net assets, end of period (in thousands)................   $111,760      $103,897      $101,072
    Ratios to average net assets (annualized):
      Expenses..............................................      0.99%         1.00%         0.93%
      Net investment income.................................      2.71%         2.54%         2.20%
    Portfolio turnover rate.................................        18%(A)        72%           57%(A)

---------------

(A)  Not annualized.

(B)  Based on average shares outstanding.

--------------------------------------------------------------------------------

                      (This page intentionally left blank)

(LIGHTHOUSE LOGO)

AMERICAN BEACON INTERMEDIATE BOND FUND
FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)
--------------------------------------------------------------------------------

                                                                INSTITUTIONAL CLASS (TERMINATED 3/1/05)
                                                     -------------------------------------------------------------
                                                         FROM
                                                     NOVEMBER 1,
                                                       2004 TO                  YEAR ENDED OCTOBER 31,
                                                     FEBRUARY 28,   ----------------------------------------------
                                                       2005(D)       2004      2003      2002      2001      2000
                                                     ------------   -------   -------   -------   -------   ------
                                                     (UNAUDITED)
Net asset value, beginning of period...............    $ 10.54      $ 10.45   $ 10.42   $ 10.51   $  9.72   $ 9.58
                                                       -------      -------   -------   -------   -------   ------
Income from investment operations:
    Net investment income(A).......................       0.13         0.37      0.41      0.51      0.57     0.59
    Net gains (losses) on securities (both realized
      and unrealized)(A)...........................      (0.11)        0.14      0.03     (0.09)     0.79     0.14
                                                       -------      -------   -------   -------   -------   ------
Total income from investment operations............       0.02         0.51      0.44      0.42      1.36     0.73
                                                       -------      -------   -------   -------   -------   ------
Less distributions:
    Dividends from net investment income...........      (0.15)       (0.42)    (0.41)    (0.51)    (0.57)   (0.59)
    Distributions from net realized gains on
      securities...................................         --           --        --        --        --       --
                                                       -------      -------   -------   -------   -------   ------
Total distributions................................      (0.15)       (0.42)    (0.41)    (0.51)    (0.57)   (0.59)
                                                       -------      -------   -------   -------   -------   ------
Net asset value, end of period.....................    $ 10.41      $ 10.54   $ 10.45   $ 10.42   $ 10.51   $ 9.72
                                                       =======      =======   =======   =======   =======   ======
Total return.......................................      0.17%(C)     4.90%     4.31%     4.21%    14.36%    7.89%
                                                       =======      =======   =======   =======   =======   ======
Ratios and supplemental data:
    Net assets, end of period (in thousands).......        N/A      $   912   $ 1,024   $74,919   $60,842   $  115
    Ratios to average net assets (annualized):
      Expenses(A)..................................      0.37%        0.80%     0.58%     0.56%     0.54%    0.59%
      Net investment income(A).....................      3.82%        3.51%     4.02%     4.99%     5.55%    6.31%
      Decrease reflected in above expense ratio due
        to absorption of expenses by the
        Manager(A).................................         --           --        --        --        --       --
    Portfolio turnover rate(B).....................        73%(CE)     106%      187%      185%      164%     102%

---------------

(A) The per share amounts and ratios reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of the AMR Investment Services Intermediate Bond Portfolio through February 28, 2002.

(B) The Intermediate Bond Fund invested all of its investable assets in its corresponding Portfolio through February 28, 2002. Portfolio turnover rate through February 28, 2002 was that of the Portfolio.

(C)  Not annualized.

(D) On March 1, 2005, the existing Institutional Class shares were terminated and exchanged for AMR Class shares at a conversion rate of 1.0202. Following this exchange, the former AMR Class Shares were re-named Institutional Class.

(E) Portfolio turnover rate is for the period November 1, 2004 through April 30, 2005.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                         PLAN AHEAD CLASS                            INSTITUTIONAL CLASS (FORMERLY AMR CLASS PRIOR TO 3/1/05)
    ----------------------------------------------------------   ----------------------------------------------------------------
    SIX MONTHS                                                   SIX MONTHS
       ENDED                 YEAR ENDED OCTOBER 31,                 ENDED                    YEAR ENDED OCTOBER 31,
     APRIL 30,    --------------------------------------------    APRIL 30,    --------------------------------------------------
       2005        2004      2003     2002     2001      2000      2005(D)       2004       2003       2002      2001      2000
    -----------   -------   ------   ------   -------   ------   -----------   --------   --------   --------   -------   -------
    (UNAUDITED)                                                  (UNAUDITED)
      $10.41      $ 10.31   $10.27   $10.34   $  9.57   $ 9.63    $  10.33     $  10.24   $  10.22   $  10.30   $  9.53   $  9.58
      ------      -------   ------   ------   -------   ------    --------     --------   --------   --------   -------   -------
        0.17         0.35     0.39     0.48      0.53     0.59        0.21         0.40       0.45       0.53      0.58      0.64
       (0.10)        0.14     0.04    (0.07)     0.77    (0.06)      (0.10)        0.14       0.02      (0.08)     0.77     (0.05)
      ------      -------   ------   ------   -------   ------    --------     --------   --------   --------   -------   -------
        0.07         0.49     0.43     0.41      1.30     0.53        0.11         0.54       0.47       0.45      1.35      0.59
      ------      -------   ------   ------   -------   ------    --------     --------   --------   --------   -------   -------
       (0.19)       (0.39)   (0.39)   (0.48)    (0.53)   (0.59)      (0.22)       (0.45)     (0.45)     (0.53)    (0.58)    (0.64)
          --           --       --       --        --       --          --           --         --         --        --        --
      ------      -------   ------   ------   -------   ------    --------     --------   --------   --------   -------   -------
       (0.19)       (0.39)   (0.39)   (0.48)    (0.53)   (0.59)      (0.22)       (0.45)     (0.45)     (0.53)    (0.58)    (0.64)
      ------      -------   ------   ------   -------   ------    --------     --------   --------   --------   -------   -------
      $10.29      $ 10.41   $10.31   $10.27   $ 10.34   $ 9.57    $  10.22     $  10.33   $  10.24   $  10.22   $ 10.30   $  9.53
      ======      =======   ======   ======   =======   ======    ========     ========   ========   ========   =======   =======
       0.69%(C)     4.86%    4.25%    4.10%    13.91%    5.76%       1.10%(C)     5.38%      4.62%      4.57%    14.58%     6.39%
      ======      =======   ======   ======   =======   ======    ========     ========   ========   ========   =======   =======
      $  984      $ 1,091   $1,395   $1,691   $   300   $  102    $104,648     $ 96,242   $131,927   $144,098   $95,820   $40,555
       0.95%        0.92%    0.86%    0.86%     0.83%    0.87%       0.32%        0.34%      0.32%      0.30%     0.30%     0.39%
       3.43%        3.39%    3.70%    4.60%     5.04%    6.07%       4.06%        3.97%      4.32%      5.23%     5.84%     6.72%
       0.13%        0.01%       --       --     0.01%    0.02%          --           --         --         --        --        --
         73%(C)      106%     187%     185%      164%     102%         73%(C)      106%       187%       185%      164%      102%

--------------------------------------------------------------------------------

AMERICAN BEACON SHORT-TERM BOND FUND
FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)
--------------------------------------------------------------------------------

                                                          INSTITUTIONAL CLASS (TERMINATED 3/1/05)
                                      --------------------------------------------------------------------------------
                                         FROM NOVEMBER 1 ,
                                               2004                             YEAR ENDED OCTOBER 31,
                                          TO FEBRUARY 28,        -----------------------------------------------------
                                              2005(D)             2004        2003        2002        2001       2000
                                         -----------------       ------      ------      ------      -------    ------
                                            (UNAUDITED)
Net asset value, beginning of
  period............................          $ 9.09             $ 9.32      $ 9.45      $ 9.62      $  9.21    $ 9.30
                                              ------             ------      ------      ------      -------    ------
Income from investment operations:
    Net investment income(B)........            0.11               0.24        0.37        0.42         0.57      0.62
    Net gains (losses) on securities
      (both realized and
      unrealized)(B)................           (0.15)             (0.03)      (0.04)      (0.11)        0.41     (0.10)
                                              ------             ------      ------      ------      -------    ------
Total income from investment
  operations........................           (0.04)              0.21        0.33        0.31         0.98      0.52
                                              ------             ------      ------      ------      -------    ------
Less distributions:
    Dividends from net investment
      income........................           (0.13)             (0.44)      (0.46)      (0.48)       (0.57)    (0.61)
                                              ------             ------      ------      ------      -------    ------
Total distributions.................           (0.13)             (0.44)      (0.46)      (0.48)       (0.57)    (0.61)
                                              ------             ------      ------      ------      -------    ------
Net asset value, end of period......          $ 8.92             $ 9.09      $ 9.32      $ 9.45      $  9.62    $ 9.21
                                              ======             ======      ======      ======      =======    ======
Total return........................           (0.44)%(C)         2.21%       3.58%       3.37%       10.98%     5.83%
                                              ======             ======      ======      ======      =======    ======
Ratios and supplemental data:
    Net assets, end of period (in
      thousands)....................             N/A             $3,324      $3,745      $8,396      $ 4,226    $3,687
    Ratios to average net assets
      (annualized):
      Expenses(B)...................           0.61%              0.62%       0.54%       0.44%        0.51%     0.58%
      Net investment income(B)......           1.82%              2.72%       4.30%       4.47%        6.06%     6.61%
      Decrease reflected in above
        expense ratio due to
        absorption of expenses by
        the Manager(B)..............              --                 --          --          --           --        --
    Portfolio turnover rate(A)......             10%(CE)            41%         81%         63%         104%       89%

---------------

(A) The Short-Term Bond Fund invested all of its investable assets in its corresponding Portfolio through February 28, 2002. Portfolio turnover rate through February 28, 2002 was that of the Portfolio.

(B) The per share amounts and ratios reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of the AMR Investment Services Short-Term Bond Portfolio through February 28, 2002.

(C)  Not annualized.

(D) On March 1, 2005, the existing Institutional Class shares were terminated and exchanged for AMR Class shares at a conversion rate of 1.0014. Following this exchange, the former AMR Class Shares were re-named Institutional Class.

(E) Portfolio turnover rate is for the period November 1, 2004 through April 30, 2005.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                              PLANAHEAD CLASS
    --------------------------------------------------------------------
    SIX MONTHS
       ENDED                      YEAR ENDED OCTOBER 31,
     APRIL 30,    ------------------------------------------------------
       2005        2004         2003       2002       2001       2000(D)
    -----------   -------      ------     ------     -------     -------
    (UNAUDITED)
      $ 9.09      $  9.33      $ 9.45     $ 9.62     $  9.21     $ 9.30
      ------      -------      ------     ------     -------     ------
        0.09         0.25        0.39       0.43        0.55       0.59
       (0.11)       (0.07)      (0.08)     (0.14)       0.41      (0.09)
      ------      -------      ------     ------     -------     ------
       (0.02)        0.18        0.31       0.29        0.96       0.50
      ------      -------      ------     ------     -------     ------
       (0.18)       (0.42)      (0.43)     (0.46)      (0.55)     (0.59)
      ------      -------      ------     ------     -------     ------
       (0.18)       (0.42)      (0.43)     (0.46)      (0.55)     (0.59)
      ------      -------      ------     ------     -------     ------
      $ 8.89      $  9.09      $ 9.33     $ 9.45     $  9.62     $ 9.21
      ======      =======      ======     ======     =======     ======
       (0.18)%(C)   1.84%       3.38%      3.16%      10.69%      5.56%
      ======      =======      ======     ======     =======     ======
      $7,132      $ 7,781      $5,783     $3,520     $ 1,257     $  489
       0.90%        0.87%       0.86%      0.73%       0.75%      0.84%
       2.39%        2.44%       4.00%      4.16%       5.76%      6.29%
          --           --          --      0.04%          --      0.10%
         10%(C)       41%         81%        63%        104%        89%

              INSTITUTIONAL (FORMERLY AMR CLASS PRIOR TO 3/1/05)
     ---------------------------------------------------------------------
     SIX MONTHS
        ENDED                      YEAR ENDED OCTOBER 31,
      APRIL 30,    -------------------------------------------------------
        2005        2004        2003        2002        2001        2000
     -----------   -------     -------     -------     -------     -------
     (UNAUDITED)
       $  9.07     $  9.31     $  9.44     $  9.60     $  9.20     $  9.29
       -------     -------     -------     -------     -------     -------
          0.17        0.27        0.42        0.44        0.59        0.63
         (0.16)      (0.05)      (0.07)      (0.11)       0.40       (0.09)
       -------     -------     -------     -------     -------     -------
          0.01        0.22        0.35        0.33        0.99        0.54
       -------     -------     -------     -------     -------     -------
         (0.21)      (0.46)      (0.48)      (0.49)      (0.59)      (0.63)
       -------     -------     -------     -------     -------     -------
         (0.21)      (0.46)      (0.48)      (0.49)      (0.59)      (0.63)
       -------     -------     -------     -------     -------     -------
       $  8.87     $  9.07     $  9.31     $  9.44     $  9.60     $  9.20
       =======     =======     =======     =======     =======     =======
         (0.10)%(C)   2.39%      3.82%       3.60%      11.07%       6.09%
       =======     =======     =======     =======     =======     =======
       $86,891     $80,504     $91,911     $89,932     $81,370     $56,714
         0.32%       0.33%       0.33%       0.30%       0.33%       0.33%
         2.97%       3.00%       4.54%       4.63%       6.26%       6.88%
            --          --          --          --          --          --
           10%(C)      41%         81%         63%        104%         89%

--------------------------------------------------------------------------------

DISCLOSURE REGARDING THE BOARD OF TRUSTEES' APPROVAL OF THE
MANAGEMENT AGREEMENT AND INVESTMENT ADVISORY AGREEMENTS OF THE FUNDS (UNAUDITED)
--------------------------------------------------------------------------------
RENEWAL OF MANAGEMENT AGREEMENT AND INVESTMENT ADVISORY AGREEMENTS

     At their February 23, 2005 meeting, the Trustees considered the renewal of the existing Management Agreement between the Manager and the Funds and each Investment Advisory Agreement between the Funds and the sub-advisors. As part of the renewal process, legal counsel to the Trusts and the independent Trustees sent information request letters to the Manager and each sub-advisor seeking certain relevant information. The responses by the Manager and sub-advisors were provided to the Trustees for their review prior to their meeting, and the Trustees were provided with the opportunity to request any additional materials.

     The Trustees considered, among other materials, responses by the Manager and the sub-advisors to inquiries requesting:

     - a description of any significant changes (actual or anticipated) to principal activities, personnel, services provided to the Funds, or any other area, including how these changes might affect the Funds;

     - a copy of the firm's most recent audited or unaudited financial statements as well as Parts I and II of its Form ADV;

     - a summary of any material past, pending or anticipated litigation or regulatory proceedings involving the firm or its personnel, including the results of any recent regulatory examination or independent audit;

     - a comparison of the performance of that portion of Fund assets managed by each firm with performance of other similar accounts managed by the firm, including a discussion of relative performance versus a peer group average and any remedial measures if the firm's performance was materially below that of the peer group;

     - a cost/profitability analysis of the firm and any actual or anticipated economies of scale in relation to the services it provides to the Funds, if available;

     - an analysis of compensation, including a comparison with fees charged to other clients for which similar services are provided, any proposed changes to the fee schedule and the effect of any fee waivers;

     - an evaluation of any other benefits to the firm or Funds as a result of their relationship, if any;

     - a description of the scope of portfolio management services provided to the Funds, including whether such services differ from the services provided to other clients, including other registered investment companies;

     - a description of the personnel who are assigned primary responsibility for managing the Fund, including any changes during the past year;

     - a description of the basis upon which portfolio managers are compensated, including any "incentive" arrangements;

     - a discussion regarding the firm's participation in "soft dollar" arrangements, if any, or other brokerage allocation policies with respect to Fund transactions, including the firm's methodology for obtaining the most favorable execution and the use of any affiliated broker-dealers;

     - a description of any actual or potential conflicts of interest anticipated in managing Fund assets;

     - a discussion of the firm's compliance program with regard to federal, state, corporate and Fund requirements;

     - information regarding the firm's code of ethics, insider trading policy and disaster recovery plan, including a description of any material changes thereto;

DISCLOSURE REGARDING THE BOARD OF TRUSTEES' APPROVAL OF THE
MANAGEMENT AGREEMENT AND INVESTMENT ADVISORY AGREEMENTS OF THE FUNDS (UNAUDITED)
--------------------------------------------------------------------------------

     - a description of the firm's affiliation with any broker-dealer;

     - a discussion of any anticipated change in the firm's controlling persons; and

     - verification of the firm's insurance coverage with regards to the services provided to the Funds.

     In addition to the foregoing, the Manager provided the following information specific to the renewal of the Management Agreement:

     - a table comparing the performance of each Fund to appropriate indices, including comments on the relative performance of each sub-advisor and each Fund versus comparable indices;

     - a discussion of any underperformance by a sub-advisor relative to its peer group and whether (and if so, why) such sub-advisor should have its contract renewed;

     - a table detailing the Manager's profitability with respect to each Fund;

     - an analysis of any material complaints received from Fund shareholders;

     - a discussion of the Manager's compliance program;

     - a description of the Manager's securities lending practices and the fees received from such practices;

     - a description of the portfolio turnover rate and average execution costs for each Fund and each sub-advisor to a Fund;

     - a discussion of whether the Manager receives, with respect to trade execution for the Funds, other special compensation, including any payment for order flow;

     - a description of how expenses that are not readily identifiable to a particular Fund are allocated; and

     - any ideas for the future growth and efficient operation of the Funds.

     The Trustees were also provided with an analysis provided by Lipper, Inc., which compared: (i) investment performance of each Fund versus comparable investment companies and appropriate indices; (ii) total Fund expenses of each Fund versus comparable mutual funds, and (iii) each Fund's investment advisory fees versus comparable mutual funds.

     Legal counsel provided the Trustees with a memorandum detailing their responsibilities pertaining to the renewal of the Management and Investment Advisory Agreements. This memorandum explained the regulatory requirements surrounding the Trustees' process for evaluating investment advisors and the terms of the contracts.

CONSIDERATIONS WITH RESPECT TO ALL FUNDS

     In determining whether to approve the continuance of the Management Agreement and each Investment Advisory Agreement, the Trustees considered the best interests of each Fund separately. In each instance, the Trustees considered, among other things, the following factors: (1) the nature and quality of the services provided; (2) the investment performance of the Fund and the investment advisor; (3) the Manager's or sub-advisor's cost for providing the services and the profitability of the advisory business to the Manager or sub-advisor; (4) the extent to which economies of scale have been taken into account in setting the fee schedule; and (5) whether fee levels reflect these economies of scale for the benefit of Fund investors. The Trustees posed questions to various management personnel of the Manager regarding certain key aspects of the material submitted in support of the renewal.

DISCLOSURE REGARDING THE BOARD OF TRUSTEES' APPROVAL OF THE
MANAGEMENT AGREEMENT AND INVESTMENT ADVISORY AGREEMENTS OF THE FUNDS (UNAUDITED)
--------------------------------------------------------------------------------

     With respect to the renewal of the Management Agreement, the Trustees considered: the Manager's ability to retain key investment personnel and to provide consistent performance and an active client service program; the Manager's goal to continue to provide consistent above average long-term performance at low cost; the continuing efforts by the Manager to add new Funds so as to enhance the Trusts' product line; the Manager's record in building improved compliance, control and credit functions that reduce risks to the Funds; the addition of personnel to manage the Funds, promote sales and improve services; and the active role played by the Manager in monitoring and, as appropriate, recommending replacements for the investment sub-advisors and master portfolios.

     With respect to the renewal of the Investment Advisory Agreements, the Trustees noted that, in many cases, the Manager has negotiated the lowest sub-advisory fee a sub-advisor charges for any comparable client accounts. Where applicable, for purposes of determining the fee charged to the Funds, the fee schedule to each Investment Advisory Agreement specifies that all other assets managed by a sub-advisor on behalf of AMR Corporation and its pensions plans shall be considered. Thus, the Funds are able to receive the lowest possible fee due to economies of scale resulting from the sub-advisor's management of a larger pool of assets.

ADDITIONAL CONSIDERATIONS AND CONCLUSIONS WITH RESPECT TO THE BALANCED FUND

     In considering the renewal of the Management Agreement, the Trustees considered the following additional factors: (1) the Balanced Fund outperformed its benchmark indices for the one, five- and ten-year periods ended December 31, 2004, even though the Manager slightly underperformed its benchmark index with respect to the portion of fixed income Fund assets allocated to it; (2) the expense ratio of the Institutional Class of Fund shares was lower than the industry average; and (3) the Trustees deemed the profit made by the Manager on the services it provided to the Fund to be reasonable in light of the fact that the Manager provides high-quality services at a low cost to investors, manages a portion of the Fund's assets, allocates the Fund's assets among sub-advisors, monitors and evaluates the performance of the Fund's three sub-advisors, and provides a comprehensive compliance program for the Fund.

     In considering the renewal of the Investment Advisory Agreements with Barrow, Hanley, Mewhinney & Strauss, Inc. ("Barrow"), Brandywine Asset Management, LLC ("Brandywine") and Hotchkis and Wiley Capital Management, LLC ("Hotchkis"), the Trustees considered the following additional factors: (1) Barrow, Brandywine and Hotchkis each either equaled or outperformed on a short-term and long-term basis their benchmark indices with respect to its allocated portion of the Fund's assets; (2) each sub-advisor represented that it did not charge a lower fee rate for any comparable client accounts; (3) for purposes of calculating the fee rates chargeable to the Fund, each sub-advisor agreed to take into account all other assets of AMR Corporation and its subsidiaries and affiliated entities under management by the sub-advisor (except for assets managed by Barrow under the HALO Bond Program); and (4) the Manager's recommendation to continue to retain each sub-advisor.

     Based on these considerations and those noted above with respect to all Funds, the Trustees (1) concluded that the fees paid to the Manager and the sub-advisors under the Management and Investment Advisory Agreements are fair and reasonable, (2) determined that the Balanced Fund and its shareholders would benefit from the Manager's and sub-advisors' continued management of the Fund and (3) approved the renewal of the Management and Investment Advisory Agreements with respect to the Balanced Fund.

ADDITIONAL CONSIDERATIONS AND CONCLUSIONS WITH RESPECT TO THE EMERGING MARKETS FUND

     In considering the renewal of the Management Agreement, the Trustees considered the following additional factors: (1) the Emerging Markets Fund only slightly underperformed its benchmark indices for the one-year period, and outperformed the benchmarks for the three-year periods ended December 31, 2004;

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DISCLOSURE REGARDING THE BOARD OF TRUSTEES' APPROVAL OF THE
MANAGEMENT AGREEMENT AND INVESTMENT ADVISORY AGREEMENTS OF THE FUNDS (UNAUDITED)
--------------------------------------------------------------------------------

(2) the expense ratio of the Institutional Class of the Emerging Markets Fund was higher than the industry average, but the expense ratio of that Fund's AMR Class was significantly lower; (3) the Manager has contractually agreed to continue to waive fees and/or reimburse Fund expenses to the extent necessary to maintain a competitive total expense ratio for the PlanAhead Class of shares of the Fund; (4) the Manager incurred a loss on the services it provided to the Fund.

     In considering the renewal of the Investment Advisory Agreements with The Boston Company Asset Management, LLC ("TBCAM") and Morgan Stanley Investment Management Inc. ("MSIM Inc."), the Trustees considered the following additional factors: (1) TBCAM and MSIM Inc. each outperformed on a short-term and long-term basis certain indices with respect to its allocated portion of Fund assets; (2) for purposes of calculating the fee rates chargeable to the Fund, each sub-advisor agreed to take into account assets of AMR Corporation and its subsidiaries and affiliated entities under management by the sub-advisor; and
(3) the Manager's recommendation to continue to retain each sub-advisor.

     Based on these considerations and those noted above with respect to all Funds, the Trustees (1) concluded that the fees paid to the Manager and the sub-advisors under the Management and Investment Advisory Agreements are fair and reasonable, (2) determined that the Emerging Markets Fund and its shareholders would benefit from the Manager's and sub-advisors' continued management of the Fund and (3) approved the renewal of the Management and Investment Advisory Agreements with respect to the Emerging Markets Fund.

ADDITIONAL CONSIDERATIONS AND CONCLUSIONS WITH RESPECT TO THE ENHANCED INCOME
FUND

     In considering the renewal of the Management Agreement, the Trustees considered the following additional factors: (1) the Enhanced Income Fund outperformed its peer group for the one-year and since inception periods; (2) the Manager outperformed its benchmark index with respect to its allocated portion of the Fund's assets for the one-year and since inception periods; (3) the expense ratio of the Fund was higher than the industry average on an actual basis, although contractual fees are below its peers; and (4) the Trustees deemed the profit made by the Manager on the services it provided to the Fund to be reasonable in light of the fact that the Manager provides high-quality services at a low cost to investors, manages a portion of the Fund's assets, allocates the Fund's assets among sub-advisors, monitors and evaluates the performance of the Fund's sub-advisor, and provides a comprehensive compliance program for the Fund.

     In considering the renewal of the Investment Advisory Agreement with Calamos Advisors LLC ("Calamos"), the Trustees considered the following additional factors: (1) Calamos outperformed its benchmark index with respect to its allocated portion of the Fund's assets; (2) for purposes of calculating the fee rates chargeable to the Fund, Calamos agreed to take into account all other assets of AMR Corporation and its subsidiaries and affiliated entities under management by Calamos; and (3) the Manager's recommendation to continue to retain Calamos.

     Based on these considerations and those noted above with respect to all Funds, the Trustees (1) concluded that the fees paid to the Manager and Calamos under the Management and Investment Advisory Agreements are fair and reasonable,
(2) determined that the Enhanced Income Fund and its shareholders would benefit from the Manager's and Calamos' continued management of the Fund and (3) approved the renewal of the Management and Investment Advisory Agreements with respect to the Enhanced Income Fund.

ADDITIONAL CONSIDERATIONS AND CONCLUSIONS WITH RESPECT TO THE HIGH YIELD BOND
FUND

     In considering the renewal of the Management Agreement, the Trustees considered the following additional factors: (1) the High Yield Bond Fund underperformed both its benchmark indices and its peer group for the one-year period ended December 31, 2004 primarily due to its investment in higher-quality

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DISCLOSURE REGARDING THE BOARD OF TRUSTEES' APPROVAL OF THE
MANAGEMENT AGREEMENT AND INVESTMENT ADVISORY AGREEMENTS OF THE FUNDS (UNAUDITED)
--------------------------------------------------------------------------------

bonds that did not perform as well as much lower-quality bonds, but outperformed its peer group for the three-year period ended December 31, 2004; (2) the expense ratio of the Institutional Class was slightly higher than the industry average; (3) the Manager has contractually agreed to continue to waive fees and/or reimburse Fund expenses to the extent necessary to maintain a competitive total expense ratio for the Service Class of shares of the Fund; and (4) the Trustees deemed the profit made by the Manager on the services it provided to the Fund to be reasonable in light of the fact that the Manager provides high-quality services at a low cost to investors, allocates the Fund's assets among sub-advisors, monitors and evaluates the performance of the Fund's sub-advisor, and provides a comprehensive compliance program for the Fund.

     In considering the renewal of the Investment Advisory Agreement with Post Advisory Group, LLC ("Post"), the Trustees considered the following additional factors: (1) although Post's long-term performance is good, it underperformed its benchmark index and trailed its peer group because the market rewarded more risky portfolios and Post's investment process focused on higher-quality securities; (2) Post represented that it did not charge a lower fee rate for any comparable client accounts; (3) for purposes of calculating the fee rates chargeable to the Fund, Post agreed to take into account all other assets of AMR Corporation and its subsidiaries and affiliated entities under management by Post; and (4) the Manager's recommendation to continue to retain Post because it expects that Post's investment process should come back into favor and continue to perform well over the long term.

     Based on these considerations and those noted above with respect to all Funds, the Trustees (1) concluded that the fees paid to the Manager and Post under the Management and Investment Advisory Agreements are fair and reasonable,
(2) determined that the High Yield Bond Fund and its shareholders would benefit from the Manager's and Post's continued management of the Fund and (3) approved the renewal of the Management and Investment Advisory Agreements with respect to the High Yield Bond Fund.

ADDITIONAL CONSIDERATIONS AND CONCLUSIONS WITH RESPECT TO THE INTERMEDIATE BOND FUND

     In considering the renewal of the Management Agreement, the Trustees considered the following additional factors: (1) the Intermediate Bond Fund underperformed its benchmark index and trailed its peer group for the short-term and long-term periods ended December 31, 2004, primarily due to its investment in higher-quality bonds that did not perform as well as lower-quality bonds included in the portfolios of its peers; (2) although the Manager underperformed its benchmark index with respect to its allocated portion of the Fund's assets for the short-term and long-term periods, its relative performance has improved and the Manager believes that its higher quality portfolio will add value to Fund shareholders going forward; (3) the expense ratio of the AMR Class of Fund shares was lower than the industry average and the Manager recommends collapsing the Institutional Class of shares into the AMR Class, effective as of March 1, 2005; (4) the Manager has contractually agreed to continue to waive fees and/or reimburse Fund expenses to the extent necessary to maintain a competitive total expense ratio for the PlanAhead Class of shares of the Fund; and (5) the Manager incurred a loss on the services it provided to the Fund, manages a portion of the Fund's assets, allocates the Fund's assets among itself and the sub-advisor, monitors and evaluates the performance of the Fund's sub-advisor, and provides a comprehensive compliance program for the Fund.

     In considering the renewal of the Investment Advisory Agreement with Barrow, the Trustees considered the following additional factors: (1) Barrow outperformed its benchmark index for every period with respect to its allocated portion of the Fund's assets; (2) Barrow represented that it did not charge a lower fee rate for any comparable client accounts; (3) for purposes of calculating the fee rates chargeable to the Fund, Barrow agreed to take into account other assets of AMR Corporation and its subsidiaries and affiliated entities under management by Barrow; and (4) the Manager's recommendation to continue to retain Barrow.

DISCLOSURE REGARDING THE BOARD OF TRUSTEES' APPROVAL OF THE
MANAGEMENT AGREEMENT AND INVESTMENT ADVISORY AGREEMENTS OF THE FUNDS (UNAUDITED)
--------------------------------------------------------------------------------

     Based on these considerations and those noted above with respect to all Funds, the Trustees (1) concluded that the fees paid to the Manager and Barrow under the Management and Investment Advisory Agreements are fair and reasonable,
(2) determined that the Intermediate Bond Fund and its shareholders would benefit from the Manager's and Barrow's continued management of the Fund and (3) approved the renewal of the Management and Investment Advisory Agreements with respect to the Intermediate Bond Fund.

ADDITIONAL CONSIDERATIONS AND CONCLUSIONS WITH RESPECT TO THE LARGE CAP GROWTH FUND

     In considering the renewal of the Management Agreement, the Trustees considered the following additional factors: (1) the Manager provides high-quality services at a low cost to investors, allocates the Fund's assets among sub-advisors, monitors and evaluates the performance of the Fund's two sub-advisors, and provides a comprehensive compliance program for the Fund; (2) the Large Cap Growth Fund outperformed its benchmark indices and peer groups for the one-, three-year and since inception periods ended December 31, 2004; (3) the expense ratios of each class of Fund shares were lower than the industry average; (4) the Manager has contractually agreed to continue to waive fees and/or reimburse Fund expenses to the extent necessary to maintain a competitive total expense ratio for the Institutional Class of shares of the Fund; and (5) the Manager incurred a loss on the services it provided to the Fund.

     In considering the renewal of the Investment Advisory Agreements with Goldman Sachs Asset Management, L.P. ("GSAM") and J.P. Morgan Investment Management Inc. ("JPMIM"), the Trustees considered the following additional factors: (1) GSAM outperformed its benchmark indices with respect to its allocated portion of the Fund's assets for all periods and JPMIM outperformed its benchmark indices for the one-year and since inception periods; (2) Each sub-advisor represented that it did not charge a lower fee rate for any comparable client accounts; (3) for purposes of calculating the fee rates chargeable to the Fund, each sub-advisor agreed to take into account all other assets of AMR Corporation and its subsidiaries and affiliated entities under management by the sub-advisor; and (4) the Manager's recommendation to continue to retain each sub-advisor.

     Based on these considerations and those noted above with respect to all Funds, the Trustees (1) concluded that the fees paid to the Manager and the sub-advisors under the Management and Investment Advisory Agreements are fair and reasonable, (2) determined that the Large Cap Growth Fund and its shareholders would benefit from the Manager's and sub-advisors' continued management of the Fund and (3) approved the renewal of the Management and Investment Advisory Agreements with respect to the Large Cap Growth Fund.

ADDITIONAL CONSIDERATIONS AND CONCLUSIONS WITH RESPECT TO THE LARGE CAP VALUE
FUND

     In considering the renewal of the Management Agreement, the Trustees considered the following additional factors: (1) the Large Cap Value Fund outperformed its peer group and benchmark indices for the short and long-term periods ended December 31, 2004; (2) the expense ratio of the Institutional Class of Fund shares was lower than the industry average; and (3) the Trustees deemed the profit made by the Manager on the services it provided to the Fund to be reasonable in light of the fact that the Manager provides high-quality services at a low cost to investors, allocates the Fund's assets among sub-advisors, monitors and evaluates the performance of the Fund's four sub-advisors, and provides a comprehensive compliance program for the Fund.

     In considering the renewal of the Investment Advisory Agreements with Barrow, Brandywine, Hotchkis and Metropolitan West Capital Management, LLC, the Trustees considered the following additional factors: (1) each sub-advisor, except for Brandywine, outperformed its benchmark index for the year with respect to its allocated portion of the Fund's assets; (2) although Brandywine underperformed its benchmark index for the most recent one-year period, it has outperformed for the longer periods; (3) each sub-advisor represented that it did not charge a lower fee rate for any comparable client accounts; (4) for purposes of calculating the fee

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DISCLOSURE REGARDING THE BOARD OF TRUSTEES' APPROVAL OF THE
MANAGEMENT AGREEMENT AND INVESTMENT ADVISORY AGREEMENTS OF THE FUNDS (UNAUDITED)
--------------------------------------------------------------------------------

rates chargeable to the Fund, each sub-advisor agreed to take into account all other assets of AMR Corporation and its subsidiaries and affiliated entities under management by the sub-advisor; and (5) the Manager's recommendation to continue to retain each sub-advisor.

     Based on these considerations and those noted above with respect to all Funds, the Trustees (1) concluded that the fees paid to the Manager and the sub-advisors under the Management and Investment Advisory Agreements are fair and reasonable, (2) determined that the Large Cap Value Fund and its shareholders would benefit from the Manager's and sub-advisors' continued management of the Fund and (3) approved the renewal of the Management and Investment Advisory Agreements with respect to the Large Cap Value Fund.

ADDITIONAL CONSIDERATIONS AND CONCLUSIONS WITH RESPECT TO THE MID-CAP VALUE FUND

     In considering the renewal of the Management Agreement, the Trustees considered the following additional factors: (1) the Manager provides high-quality services at a low cost to investors, allocates the Fund's assets among sub-advisors, monitors and evaluates the performance of the Fund's two sub-advisors, and provides a comprehensive compliance program for the Fund; (2) the Mid-Cap Value Fund outperformed its peer group for the six-month period ended December 31, 2004, but lagged behind its benchmark indices for the period;
(3) the expense ratio of the Institutional Class of Fund shares was higher than the industry average due primarily to the higher fees charged by one of the sub-advisors; (4) the Manager has contractually agreed to continue to waive fees and/or reimburse Fund expenses to the extent necessary to maintain a competitive total expense ratio for the Institutional Class of shares of the Fund and (5) the Manager incurred a loss on the services it provided to the Fund.

     In considering the renewal of the Investment Advisory Agreements with Barrow and Pzena Investment Management, LLC, the Trustees considered the following additional factors: (1) although each sub-advisor underperformed its benchmark index for the six-month period with respect to its allocated portion of the Fund's assets, the performance records are too short to be meaningful;
(2) each sub-advisor represented that it did not charge a lower fee rate for any comparable client accounts; (3) for purposes of calculating the fee rates chargeable to the Fund, each sub-advisor agreed to take into account all other assets of AMR Corporation and its subsidiaries and affiliated entities under management by the sub-advisor; and (4) the Manager's recommendation to continue to retain each sub-advisor.

     Based on these considerations and those noted above with respect to all Funds, the Trustees (1) concluded that the fees paid to the Manager and the sub-advisors under the Management and Investment Advisory Agreements are fair and reasonable, (2) determined that the Mid-Cap Value Fund and its shareholders would benefit from the Manager's and sub-advisors' continued management of the Fund and (3) approved the renewal of the Management and Investment Advisory Agreements with respect to the Mid-Cap Value Fund.

ADDITIONAL CONSIDERATIONS AND CONCLUSIONS WITH RESPECT TO THE SHORT-TERM BOND
FUND

     In considering the renewal of the Management Agreement, the Trustees considered the following additional factors: (1) the Short-Term Bond Fund underperformed its benchmark index and peer group for the one-year period ended December 31, 2004, but outperformed its peer group for the three-, five- and ten-year periods; (2) the expense ratio of the AMR Class of Fund shares was lower than the industry average and the Manager recommends collapsing the Institutional Class of shares into the AMR Class, effective as of March 1, 2005; and (3) the Manager incurred a loss on the services it provided to the Fund.

     Based on these considerations and those noted above with respect to all Funds, the Trustees (1) concluded that the fees paid to the Manager under the Management Agreement are fair and reasonable, (2) determined that the Short-Term Bond Fund and its shareholders would benefit from the Manager's continued management of the Fund and (3) approved the renewal of the Management Agreement with respect to the Short-Term Bond Fund.

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(LIGHTHOUSE LOGO)

                          (AMERICAN BEACON FUNDS LOGO)
--------------------------------------------------------------------------------
DELIVERY OF DOCUMENTS

To reduce expenses, your financial institution may mail only one copy of the Prospectus, Annual Report and Semi-Annual Report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please contact your financial institution. Delivery of individual copies will commence thirty days after receiving your request.

If you invest in the Funds through a financial institution, you may be able to receive the Fund's regulatory mailings, such as the Prospectus, Annual Report and Semi-Annual Report, by e-mail. If you are interested in this option, please go to www.icsdelivery.com and search for your financial institution's name or contact your financial institution directly.

TO OBTAIN MORE INFORMATION ABOUT THE FUNDS:


                     (KEYBOARD GRAPHIC)                                            (MOUSE GRAPHIC)
                         BY E-MAIL:                                                ON THE INTERNET:
             american-beacon.funds@ambeacon.com                    Visit our website at www.americanbeaconfunds.com

--------------------------------------------------------------------------------


                    (TELEPHONE GRAPHIC)                                           (MAILBOX GRAPHIC)
                       BY TELEPHONE:                                                   BY MAIL:
                    Institutional Class                                         American Beacon Funds
                    Call (800) 658-5811                                    4151 Amon Carter Blvd., MD 2450
                       AMR Class(SM)                                             Fort Worth, TX 76155
                    Call (800) 345-2345
            PlanAhead Class(R) and Service Class
                    Call (800) 388-3344

--------------------------------------------------------------------------------

       AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULES                     AVAILABILITY OF PROXY VOTING POLICY AND RECORDS
In addition to the Schedule of Investments provided in each        A description of the policies and procedures that the Funds
semi-annual and annual report, each Fund files a complete          use to determine how to vote proxies relating to portfolio
schedule of its portfolio holdings with the Securities and         securities is available in each Fund's Statement of
Exchange Commission ("SEC") on Form N-Q as of the first and        Additional Information, which may be obtained free of charge
third fiscal quarters. The Funds' Forms N-Q are available on       by calling 1-800-967-9009 or by accessing the SEC's website
the SEC's website at www.sec.gov. The Forms N-Q may also be        at www.sec.gov. Each Fund's proxy voting record for the most
reviewed and copied at the SEC's Public Reference Room, 450        recent year ended June 30 is filed annually with the SEC on
Fifth Street, NW, Washington, DC 20549. Information                Form N-PX. The Funds' Forms N-PX are available on the SEC's
regarding the operation of the SEC's Public Reference Room         website at www.sec.gov. Each Fund's proxy voting record may
may be obtained by calling 1-800-SEC-0330. A complete              also be obtained by calling 1-800-967-9009.
schedule of each Fund's portfolio holdings is also available on the Funds' website (www.americanbeaconfunds.com)
approximately thirty days after the end of each fiscal
quarter.

FUND SERVICE PROVIDERS:

    CUSTODIAN                     TRANSFER AGENT                     INDEPENDENT            DISTRIBUTOR
    STATE STREET BANK AND TRUST   BOSTON FINANCIAL DATA SERVICES     REGISTERED PUBLIC      FORESIDE FUND SERVICES
    Boston, Massachusetts         Kansas City, Missouri              ACCOUNTING FIRM        Portland, Maine
                                                                     ERNST & YOUNG LLP
                                                                     Chicago, Illinois

This report is prepared for shareholders of the American Beacon Funds and may be distributed to others only if preceded or accompanied by a current prospectus.
--------------------------------------------------------------------------------

American Airlines, Inc. is not responsible for investments made in the American Beacon Funds. American Beacon Funds is a service mark of AMR Corporation. American Beacon Balanced Fund, American Beacon Large Cap Value Fund, American Beacon Large Cap Growth Fund, American Beacon Mid-Cap Value Fund, American Beacon Emerging Markets Fund, American Beacon High Yield Bond Fund, American Beacon Enhanced Income Fund, American Beacon Intermediate Bond Fund and American Beacon Short-Term Bond Fund are service marks of American Beacon Advisors, Inc.

[AMERICAN BEACON FUNDS LOGO]


4151 Amon Carter Blvd.
MD 2450
Fort Worth, TX 76155


1.800.967.9009
817.931.4331 fax

www.americanbeaconfunds.com



                                                                       SAR 04/05
                                                                         534226

ITEM 2. CODE OF ETHICS.
The Trust did not amend the code of ethics that applies to its principal executive and financial officers (the "Code") nor did it grant any waivers to the provisions of the Code during the period covered by the shareholder reports presented in Item 1.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
Not Applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
Not Applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.
The schedules of investments for each series of the Trust are included in the shareholder reports presented in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES. Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
The Trust has made no material changes to the procedures by which shareholders may recommend nominees to the Trust's Board of Trustees since the Trust last disclosed such procedures in Schedule 14A.

ITEM 11. CONTROLS AND PROCEDURES.
     (a) Based upon an evaluation within 90 days of the filing date of this report, the principal executive and financial officers concluded that the disclosure controls and procedures of the Trust are effective.

     (b) There were no changes in the Trust's internal control over financial reporting during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Trust's internal control over financial reporting.

ITEM 12. EXHIBITS.
     (a)(1) Not applicable.

     (a)(2) A separate certification for each principal executive officer and principal financial officer of the Trust as required by Rule 30a-2(a) under the Investment Company Act of 1940 is attached hereto as EX-99.CERT.

     (a)(3) Not applicable.

     (b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940 are attached hereto as EX-99.906CERT.



                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): American Beacon Funds

By /s/ William F. Quinn
   --------------------
   William F. Quinn
   President

Date: July 5, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/ William F. Quinn
   --------------------
   William F. Quinn
   President

Date: July 5, 2005


By /s/ Rebecca L. Harris
   ---------------------
   Rebecca L. Harris
   Treasurer

Date: July 5, 2005